UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                            Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street, Suite 1800

                      Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds
Table of Contents	September 30, 2022

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2022. With now 300 basis points (bps) of tightening of the Federal Funds rate in six months in an attempt to curb a persistence of inflation, fixed income pricing faced weakness during the period, reflected in the asset levels of the Fund complex, which ended the quarter at $71.5 billion. These challenges notwithstanding, higher yields do imply an improved return outlook going forward and the attendant volatility brings opportunity for our teams to apply their hallmark discipline to find value for client assets across the Fund complex.

The September 30, 2022 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West ESG Securitized Fund	M-Class (MWERX), I-Class (MWESX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX),
Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
I-2-Class (MWTTX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX),
Plan-Class (MWCPX)

Economic Review and Market Environment

The reporting period continued to be dominated by news flow surrounding rising inflation concerns and the prospect of interest rate hikes by the Fed, prompting a broad sell-off through June, followed by a rebound in July from an oversold position that proved short-lived as August saw a renewal of hawkish central bank rhetoric. More specifically, macroeconomic data releases provided mounting evidence of a pronounced slowing of the U.S. economy, which stoked hopes that inflation would soon relent and thereby limit the extent and duration of the Fed’s monetary tightening cycle. Indeed, the higher than expected headline year-over-year CPI (consumer price index) reading of 9.1% in June was followed by the 2Q GDP growth figure of -0.6%, which confirmed a second consecutive quarterly contraction of the economy. Thus, market participants embraced the narrative of peaking inflation in July, given the confirmation of slower growth. The turn from there, however, was as sharp as it was painful through quarter-end as rates ran higher and, sure enough, bond and equity markets tumbled. The hope of July turned out to be merely delusion, as a series of economic readings catalyzed deteriorating sentiment on the Fed’s fraught mission. Layered onto a continuation of weak GDP prints were ongoing indications of hot-running prices and tight labor conditions, a clear sign that the Fed was hardly ready to pause and certainly not to pivot (to easing). Late September confirmed this as the FOMC (Federal Open Market Committee) hiked an additional 75 basis points and the futures market indicated more to come. With markets bracing over the economic data and the appropriately hawkish central bank posture, a rout ensued on an aggressive, persistent Fed would heighten recession risk, delivering one of the most challenging periods for investors on record.

With recessionary fears coming to the forefront, equity returns were broadly negative from March month-end, with the S&P 500 Index dropping just over 20% during the period. Meanwhile, fixed income markets did not offer any investor respite as total returns were challenged in the backdrop of sharply higher Treasury yields, with the Bloomberg U.S. Aggregate Bond Index down 9.2% during the trailing six-month period, approximately 138 bps behind duration-matched Treasuries. Corporate credit endured one of the worst drawdowns on record, with a roughly 12% loss that lagged duration-matched Treasuries by 244 bps. Communications, railroads and certain segments of consumer non-cyclicals were the worst performing credit sectors, while airlines and finance companies outperformed. High yield credit fared slightly better than investment grade on an absolute basis, though still was down 10.4% and the sector trailed Treasuries by 565 bps. The lower-quality cohort of CCC-rated issues underperformed amid the risk-off backdrop, losing 13.4% while BB- and B-rated issues were down 9.1% and 11.4%, respectively. Within securitized, agency mortgage-backed securities (MBS) were particularly affected by rate volatility, and the sector delivered an Index-like 9.1% decline that was over 250 bps behind comparable Treasuries. Among the other securitized sectors, commercial MBS (CMBS) was down

1 / Semi-Annual Report September 2022

approximately 6.6% and trailed Treasuries by 60 bps, with slight outperformance from agency MBS on duration-adjusted terms. Finally, asset-backed securities (ABS) were one of the top-performing fixed income sectors, down just 2.2% and even delivering positive excess returns of nearly 20 bps.

The Economy and Market Ahead

Any attempt to understand the full economic fallout of a tightening cycle this aggressive against the competing crosswinds of a consumer still fairly flush with cash, and anxious to spend that money on services and experiences post-pandemic, is a near impossible task. Clouding the outlook further will be the often overlooked but impactful repercussions of quantitative tightening, which will take many more months to become apparent. Meanwhile, unlike in recessions past, there is no major economy well positioned to pull the rest of the world along on coattails of strong growth. Moreover, exogenous shocks on the global stage such as the conflict in Russia/Ukraine and more recent U.K. LDI (Liability Driven Investment) issues alongside synchronized global tightening and the lagged effects of policy likely means that volatility will come in a generally declining market with credit of all types weakening as the cumulative impact of these changes takes hold. As long as economic and monetary policy continues to shift, the expectation is that this will persist. On the positive side, however, these market conditions create opportunities that can be exploited by disciplined active managers, setting the stage for strong performance as the volatility ultimately subsides.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month-end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

Consistent with the turbulent markets, the MetWest AlphaTrak 500 Fund (“Fund”) fell 22.24% (net of fees) for the six-month reporting period ending September 30, 2022, trailing the S&P 500 Index by 204 bps. The Fund’s small positive duration profile contributed to underperformance given the sharp increase in U.S. Treasury yields during the period, with the Fed delivering over 300 bps of rate hikes since March. Policy-sensitive short rates led the climb higher, with the Fund’s focused exposure among the front-end of the curve further detracting from returns. Meanwhile, the allocation to corporate credit was a drag as the sector trailed Treasuries by 244 bps on a duration-adjusted basis, led lower by communications – an emphasis within the Fund’s corporate position. The corporate credit sector drag notwithstanding, favorable issue selection among financials including REITs (real estate investment trusts) and insurance, and select consumer non-cyclicals, positively contributed to absolute performance. The Fund’s allocation to securitized credit, namely residential MBS, was a drag on performance given widening yield spreads among both agency and non-agency MBS. Heightened volatility, macro uncertainty and increased interest rates weighed on the sector, resulting in a downward repricing and yield spread levels in agency MBS that surpassed COVID-era wides. Though the allocation weighed on returns during the period, cheap valuations provided attractive opportunities to add to the Fund’s mortgage basis across both agency and non-agency issues at yield levels that are expected to be accretive to prospective returns. Finally, the modest allocation to ABS and CMBS had a more muted effect as CMBS lagged in sympathy with the broader markets, while ABS modestly outperformed comparable Treasuries, with the Fund’s FFELP student loan ABS providing a small boost to returns.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given that rates already reflect an aggressive Fed with 10-year yields appearing above long-term equilibrium, the duration profile remains modest at approximately 1.4 years. Turning towards sector positioning, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. These discounts provide positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps are historically a decent place to enter the market. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower (SASB) deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

Semi-Annual Report September 2022 / 2

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	-22.24%	-19.01%	6.48%	8.21%	12.02%	6.90%
S&P 500 Index	-20.20%	-15.47%	8.15%	9.23%	11.70%	6.82%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

The MetWest Corporate Bond Fund – I Class (“Fund”) fell 12.29% (net of fees) over the six-month period ending September 30, 2022, trailing the Bloomberg U.S. Corporate Index (“Index”) by approximately 34 bps. The Fund’s duration position, which started the period underweight relative to the Index, was extended in a disciplined fashion alongside the surge in U.S. Treasury yields and evolving value proposition, moving to an overweight position early in the second quarter which was maintained throughout the reporting period, ultimately weighing on returns given the rapid rate increases. The underweight to corporate credit, however, benefitted relative performance as corporates fell nearly 12% throughout the period as sustained volatility and climbing rates pushed yield premiums higher. Specifically, the underweight to industrials, including poor-performing sectors like basic industry, railroads and technology was additive, though the overweight to communications modestly detracted. Further, the Fund’s healthcare and wirelines holdings generally lagged those held in the Index, though holdings among financials outpaced the broader corporate universe. The significant improvement in valuations across a large swatch of the corporate sector, including higher yields and lower prices, informed an expansion of the Fund’s risk budget and a newly established overweight corporate credit position at the end of the period. Though these recent additions occurred during times of yield spread widening, which impacted immediate performance, they set the stage for strong prospective performance over the medium to long term. Finally, the modest allocation to CMBS weighed on returns as the sector struggled amid the volatility and ongoing evolution of work from home arrangements, while ABS holdings added on the margin.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.3 years longer than the Index, as 10-Year rates appear above long-term equilibrium. Among corporates, improving valuations across the corporate universe created a more symmetric risk and reward profile, with sub-par pricing offering positive credit convexity and enhanced downside protection. As such, risk budgets have expanded, with additions in high quality issuers and most notably banking credits, especially large U.S. money-center banks, due to attractive relative value, high capital ratios and a well-regulated emphasis on liquidity. Underlying these additions is careful issue selection, which is still paramount in the strategy, especially amid uncertain conditions. Meanwhile, yield spreads among high yield corporates are reaching potential entry point levels, though it is important to note that while credit risk premiums are elevated, so too are the risk factors; thus any expansion will be steeped in discipline and caution. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market, with allocations emphasizing up in the capital structure issues with cash flow priority and credit enhancement to reduce downside risks.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	-12.40%	-19.16%	-3.25%	—	—	1.30%
Bloomberg U.S. Corporate Index	-11.95%	-18.53%	-3.65%	—	—	0.48%

MWCBX (Inception: June 29, 2018)	-12.29%	-18.96%	-3.01%	—	—	1.56%
Bloomberg U.S. Corporate Index	-11.95%	-18.53%	-3.65%	—	—	0.48%

Metropolitan West ESG Securitized Fund

M-Class (MWERX), I-Class (MWESX)

For the period ending September 30, 2022, the MetWest ESG Securitized Fund – I Class (“Fund”) fell -9.40% (net of fees), trailing the Bloomberg U.S. MBS Bond Index (“Index”) by 26 bps. The Fund’s duration position was extended in a disciplined fashion alongside the rise in rates over the subsequent months to end the period approximately 0.35 years short. This overweight duration position along with the Fund’s curve steepening bias weighed on returns as rates rose relative to the index, with the most pronounced increases in the short end of the Treasury curve. However, the largest contribution to the Fund’s underperformance

3 / Semi-Annual Report September 2022

was driven by the allocation to non-agency CMBS, particularly senior AAA-rated issues, as the sector realized a negative 99 bps of underperformance against duration-adjusted Treasuries. The Fund’s ongoing underweight to agency MBS added to relative performance, as agency MBS lagged duration-adjusted Treasuries by nearly 260 bps.

This environment will broadly continue to inform duration and curve positioning in the Fund, along with relative value considerations across securitized sectors. That said, the ESG emphasis of the Fund requires a priority on securitized assets that have positive ESG attributes. This drove an emphasis on a targeted subset of the agency MBS universe where social characteristics, such as affordability, were prioritized along with relative value considerations. Additionally, there is a large allocation to unlabeled green opportunities in the non-Agency CMBS sector, specifically single asset, single borrower (SASB) senior and A – AAA rated issues, though tactical opportunities down the capital structure are also attractive. Various ABS holdings, particularly solar ABS and data centers present compelling unlabeled green opportunities. In the ESG-labeled securities market, while agency MBS and CMBS (multifamily) offer opportunities for green, social, and sustainable bonds, relative value is constrained, with most opportunities in subordinate and interest-only investments. We expect the ESG-labeled market to increase over time, as issuers structure bonds to meet the rising demand for these assets. Along with expanded ESG-labeled issuance, we anticipate more securitized sectors will evolve into social and/or environmental lending and issuance criteria. In the meantime, the Fund will continue to emphasize unlabeled opportunities in securitized credit and Agency MBS with social characteristics, while looking for labeled opportunities that meet our return and ESG objectives.

More broadly, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWERX (Inception: October 1, 2021)	-9.40%	-14.48%	—	—	—	-14.48%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-9.14%	-13.98%	—	—	—	-13.98%
MWESX (Inception: October 1, 2021)	-9.40%	-14.71%	—	—	—	-14.71%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	-9.14%	-13.98%	—	—	—	-13.98%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) delivered a total return of negative 7.44% (net of fees) for the six-month period ending September 30, 2022, but outpaced the Bloomberg U.S. Aggregate Bond Index (“Index”) by 178 bps. Outperformance was due entirely to the shorter than index position amid significantly higher interest rates. Meanwhile, elevated interest rate volatility weighed on fixed income spread sectors, particularly the agency MBS sector. While underperformance in the agency MBS space presented attractive opportunities to add exposure at yield levels not seen since the global financial crisis, the position remained underweight that of the benchmark, which benefitted relative performance. More than offsetting this contribution, however, was the drag associated with non-agency MBS during the quarter. Non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing. Nevertheless, additions were made in the sector, with purchases focused on senior, seasoned legacy and re-securitized legacy collateral given attractive valuations. Finally, ABS focused on CLO (collateralized loan obligation) collateral detracted (though to a much lesser extent) as the sector widened during the period. Away from securitized, issue selection in corporate credit was also a headwind to performance. While the Fund maintained relatively defensive positioning, focusing on less cyclical sectors and businesses with attractive long-term fundamentals, nearly all corporate industries underperformed for the period. Given the widening, the overweight to credit expanded modestly as those buys were executed across a variety of sectors we view as more defensive, particularly banking. While many additions were made incrementally into widening markets – thus resulting in short-term negative performance – these additions were made at levels we believe to be fundamentally compelling, and are expected to be accretive to prospective returns over the medium to longer term.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance

Semi-Annual Report September 2022 / 4

amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended, but remains shorter than the Index overall. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps has historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments, as well as select IO (interest-only) issuers where there is attractive upside potential. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	-7.56%	-11.84%	0.86%	—	—	5.16%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	—	—	0.02%

MWFEX (Inception: November 30, 2018)	-7.44%	-11.60%	1.00%	—	—	5.33%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	—	—	0.02%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

The MetWest Floating Rate Income Fund – I Class (“Fund”) fell 3.65% (net of fees) for the six-month period ending September 30, 2022, trailing the S&P/LSTA Leveraged Loan Index (“Index”) by 50 bps. Relative underperformance was driven in large part by the Fund’s sector positioning, including an overweight to poor-performing consumer non-cyclicals like food and beverage and healthcare, while the underweight to energy and financials was a modest headwind as they were among the best-performing sectors during the period. A further drag resulted from the small underweight to electric utilities, though Fund holdings among utilities outpaced those in the Index, helping to offset the sector drag. Meanwhile, issue selection among technology names produced the largest positive contribution to performance, with Fund holdings among financials, including finance companies and brokerage names, also contributing to performance. Finally, with heightened volatility, soaring prices and compressed margins across a large swath of borrowers, higher quality loans outperformed lower quality loans during the period, with the Fund’s emphasis among the lower quality cohort weighing on performance.

Given the numerous headwinds facing the leveraged loan market – rising borrowing costs, sustained volatility, slowing growth, an uptick in downgrades and margin compression, to name a few – careful issue selection and diligent bottoms-up analysis remains critical. Further, these turbulent market conditions have produced a challenging liquidity environment, where even relatively small changes in fundamentals or market conditions can have outsized price impacts, either positive or negative. Meanwhile, though supply chain constraints and red hot commodity price inputs have eased, there is significant variability by which borrowers across sectors and industries are able to pass along increased financing costs, with borrowers closer to the end user (retail, tech) generally unable to do so meaningfully, thereby resulting in falling margins. As such, the Fund will continue to emphasize more defensive sectors including communications and consumer non-cyclicals while less of an emphasis will generally be placed on more cyclical, higher market beta sectors. Though the strategy will remain consistent in adhering to relative value discipline and be selective in its underwriting, the confluence of challenging macroeconomic factors has improved valuations and widened yield spreads to increasingly attractive levels, providing ample opportunity for disciplined active management.

5 / Semi-Annual Report September 2022

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	-3.85%	-4.11%	0.95%	2.05%	—	2.77%
S&P/LSTA Leveraged Loan Index	-3.15%	-2.53%	2.21%	2.97%	—	3.40%

MWFLX (Inception: June 28, 2013)	-3.65%	-3.91%	1.19%	2.25%	—	2.98%
S&P/LSTA Leveraged Loan Index	-3.15%	-2.53%	2.21%	2.97%	—	3.40%

MWFPX (Inception: January 29, 2021)	-3.85%	-4.07%	—	—	—	-1.12%
S&P/LSTA Leveraged Loan Index	-3.15%	-2.53%	—	—	—	0.35%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

Consistent with turbulent market conditions, the MetWest High Yield Bond Fund – I Class (“Fund”) fell 10.32% (net of fees) over the six-month reporting period ending September 30, 2022, though this was approximately 10 bps ahead of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The largest drag on returns came from the overweight to consumer non-cyclicals, given it was the worst-performing sector in the universe, weighed down by pharmaceuticals, though this was somewhat offset by positive issue selection. An overweight to lagging communications and banking was similarly a headwind, though Fund holdings in these sectors outpaced those in the Index. Overall, though sector positioning was a drag, this was more than offset by benefit from security selection. In addition to the aforementioned contributions, finance company, electric utility, energy, and consumer cyclical names boosted relative returns. Finally, the Fund’s duration profile was a slight tailwind to performance, as the relative position was underweight the Index for most of the period, though was extended to approximately 0.1 years by September end as rates rose across the curve.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.1 years long the Index at quarter-end, as 10-Year rates appear above long-term equilibrium. Turning towards sector positioning, though credit risk premiums are elevated versus the start of the year, so too are the risk factors. These fundamental variable changes must be considered in calibrating the prevailing attractiveness of high yield bonds. With that in mind, a cautious expansion is warranted and the team will continue to take advantage of rallies as a means to optimize/ reduce risk where appropriate. Yield spreads in the near term are likely to continue widening should the economy slow, and in that environment, additions will be made in a disciplined, incremental fashion to avoid vulnerable capital structures. Discount syndications will likely continue to represent opportunities for investment opportunities going forward, to take advantage of relative value versus existing bonds. The team will continue to be very deliberate in its additions, with an overall emphasis on defensive areas of the market with less economically sensitive demand drivers such as consumer non-cyclicals while energy, retail and technology credits represent relative underweights. Overall, an environment of higher yields, dollar price discounts and wider spreads certainly broaden out the opportunity set and the team will put emphasis on credit-specific idea generation around mispricings.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	-10.52%	-14.53%	-0.02%	1.87%	3.01%	6.84%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-10.42%	-14.15%	-0.47%	1.56%	3.94%	7.37%

MWHIX (Inception: March 31, 2003)	-10.32%	-14.24%	0.23%	2.12%	3.27%	6.34%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-10.42%	-14.15%	-0.47%	1.56%	3.94%	6.83%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) delivered a negative total return of 6.48% (net of fees) for the six-month period ending September 30, 2022, trailing the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 112 bps. Rising rates weighed on relative performance in several ways. First, duration positioning was a drag as the Fund was overweight

Semi-Annual Report September 2022 / 6

duration relative to the benchmark, and the position was extended in a disciplined fashion alongside the rise in rates. Additionally, elevated interest rate volatility weighed on fixed income spread sectors, particularly the agency MBS sector, which detracted from performance given the overweight position in the Fund. However, underperformance in the agency MBS space presented attractive opportunities to add exposure at yield levels not seen since the global financial crisis. Additions were also made in the non-agency MBS space, with purchases focused on senior, seasoned legacy and re-securitized legacy collateral given attractive valuations. Non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing. Away from securitized, the overweight to corporate credit was a headwind as intermediate corporates lagged Treasuries on a duration-adjusted basis. While the Fund maintained relatively defensive positioning, focusing on less cyclical sectors and businesses with attractive long-term fundamentals, issue selection resulted in an additional drag as all intermediate corporate industries underperformed for the period.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.5 years long versus the benchmark. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps has historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but is focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-6.58%	-11.59%	-1.83%	0.19%	0.95%	3.28%
Bloomberg Intermediate U.S. Government/Credit Index	-5.36%	-10.14%	-1.64%	0.38%	1.00%	2.66%

MWIIX (Inception: June 28, 2002)	-6.48%	-11.31%	-1.58%	0.44%	1.18%	4.09%
Bloomberg Intermediate U.S. Government/Credit Index	-5.36%	-10.14%	-1.64%	0.38%	1.00%	3.05%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

Consistent with turbulent market conditions, the MetWest Investment Grade Credit Fund – I Class (“Fund”) fell 7.26%% (net of fees) over the six-month period ending September 30, 2022, trailing the Bloomberg U.S. Intermediate Credit Index (“Index”) by approximately 66 bps. The Fund’s duration position, which started the period underweight relative to the Index, was extended in a disciplined fashion alongside the surge in U.S. Treasury yields and evolving value proposition to an overweight position, ultimately weighing on returns given the rapid rate increases. Meanwhile, the overweight to intermediate financials held back returns, specifically banking as the subsector trailed duration-matched Treasuries by 194 bps, though superior issue selection helped to offset some of this drag. Within industrials, the emphasis on more defensive sectors such as consumer non-cyclicals and communications had a mixed effect, given that non-cyclicals outpaced the broader corporate universe while media entertainment and wirelines were among the worst performers in the Index. Among non-corporate credits, a slight overweight to municipals weighed on returns as the sector lagged comparable Treasuries. Lastly, the Fund’s off-Index position in securitized products focused on residential MBS detracted from performance during the period as agency MBS faced a challenging environment of increased rate volatility, while non-agency MBS similarly experienced pricing weakness notwithstanding still-strong underlying fundamentals. In contrast, the smaller allocation to CMBS boosted returns, as the sector outperformed corporate credit.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.4 years long the Index at quarter-end, as 10-Year rates appear above long-term equilibrium. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing across a large swath of the corporate sector – especially among financials, including large U.S.

7 / Semi-Annual Report September 2022

money center banks – provides positive credit convexity, enhanced yield compensation and additional downside protection for investors, informing the strategy’s increased allocation to the space. Despite the expansion of risk budgets across the strategy, careful issue selection is still critical amid uncertain conditions and remains an integral part of the team’s process. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWISX (Inception: June 29, 2018)	-7.36%	-13.72%	-1.93%	—	—	1.84%
Bloomberg U.S. Intermediate Credit Index	-6.60%	-11.82%	-1.73%	—	—	1.03%

MWIGX (Inception: June 29, 2018)	-7.26%	-13.54%	-1.72%	—	—	2.06%
Bloomberg U.S. Intermediate Credit Index	-6.60%	-11.82%	-1.73%	—	—	1.03%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) delivered a negative total return of 3.47% (net of fees) for the six-month period ending September 30, 2022, trailing the ICE BofA 1-3 Year U.S. Treasury Index by 141 bps. A sizable headwind to relative returns came from the longer-than-benchmark duration position as Treasury rates continued to rise during the quarter, though the position was extended in a disciplined fashion alongside the rise in rates. Additionally, elevated interest rate volatility weighed on fixed income spread sectors, particularly agency MBS, which detracted from performance given the overweight position in the Fund, notwithstanding marginal benefits coming from the emphasis on TBAs (To be announced). However, underperformance among agency MBS presented attractive opportunities to add exposure at yield levels not seen since the global financial crisis. Additions were also made in the non-agency MBS space, with purchases focused on senior, seasoned legacy and re-securitized legacy collateral given attractive valuations. Non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing. Finally, the off index allocation to corporate credit, which lagged Treasuries during the period, weighed on performance, specifically the focus on communications, banking, and consumer non-cyclicals as these were among the worst-performing sectors over the period.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.5 years long versus the benchmark. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps has historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

Semi-Annual Report September 2022 / 8

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	-3.45%	-6.49%	-0.86%	0.43%	0.91%	3.09%
ICE BofA 1-3 Year U.S. Treasury Index	-2.06%	-4.86%	-0.48%	0.57%	0.60%	2.77%

MWLIX (Inception: March 31, 2000)	-3.47%	-6.40%	-0.66%	0.63%	1.11%	2.77%
ICE BofA 1-3 Year U.S. Treasury Index	-2.06%	-4.86%	-0.48%	0.57%	0.60%	2.37%

MWLNX (Inception: September 22, 2009)	-3.58%	-6.63%	-0.98%	0.31%	0.77%	2.26%
ICE BofA 1-3 Year U.S. Treasury Index	-2.06%	-4.86%	-0.48%	0.57%	0.60%	0.80%

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

Consistent with the turbulent conditions, the MetWest Opportunistic High Income Credit Fund – I Class (“Fund”) returned negative 13.32% (net of fees) for the six-month period ended September 30, 2022, trailing the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap by 290 bps. The significant rise in Treasury yields during the period put downward pressure on prices in fixed income spread sectors, while equities fell on concerns about ongoing tightening from the central bank and the growing risk of recession. As such, the allocation to equities in the Fund weighed on relative returns, along with the overweight to investment grade corporate credit, which lagged Treasuries by over 240 bps for the period, though the underweight to high yield credit, which trailed Treasuries by 565 bps, contributed to performance. Among corporates, positioning was largely focused on more defensive, less cyclical industries such as consumer non-cyclicals, communications, banking, and insurance, all of which trailed Treasuries during the period, though favorable issue selection in these areas helped to offset the drag. Away from corporates, non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing. Additionally, the small allocation to non-agency CMBS detracted as the sector lagged Treasuries by nearly 100 bps for the period. Meanwhile, duration positioning was largely in line with the benchmark, having little impact on performance.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Strategically, the Fund will tend to position for good value opportunities with a higher yield profile. Corporate spreads at current levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps has historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, non-agency MBS looks compelling at current wide spreads given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. Finally, the CMBS allocation emphasizes high quality as well, but is focused on select IO issuers where there is attractive upside potential.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWORX (Inception: August 2, 2021)	-13.32%	-17.30%	—	—	—	-13.09%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-10.42%	-14.15%	—	—	—	-11.55%

MWOPX (Inception: August 2, 2021)	-13.24%	-17.05%	—	—	—	-12.98%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	-10.42%	-14.15%	—	—	—	-11.55%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

Amidst the turbulent market backdrop, the MetWest Strategic Income Fund – I Class (“Fund”) fell 5.04%% (net of fees) for the six-month period ending September 30, 2022, lagging the ICE BofA U.S. 3-Month Treasury Bill Index +200 bps by approximately 660 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to

9 / Semi-Annual Report September 2022

end September at approximately 2.5 years, as Treasury yields moved higher across the curve (the 2-Year yield was up over 194 bps while the 10-Year was up 149 bps). The next largest drag came from the residential MBS allocation, namely non-agency MBS which faced price weakness on increased volatility and selling activity notwithstanding still strong fundamentals. Meanwhile, as spreads for agency MBS moved to post-2008 wides and entry points looked increasingly attractive, the position was upsized and ultimately resulted in a drag for the period, notwithstanding marginal benefit coming from the emphasis on TBAs. Elsewhere in securitized, ABS similarly weighed on returns for the period, though to a lesser extent, notwithstanding a boost from student loan ABS holdings in the third quarter. Lastly, the CMBS exposure was an outlier in contributing to performance, with the position trimmed in favor of other opportunities throughout the period. Turning toward the credit allocation, investment grade corporates overall delivered negative excess returns and the exposure detracted from performance despite some benefit later in the period from issue selection among industrials. Similarly, while 3Q performance for high yield corporates was resilient, the sector trailed duration-matched Treasuries amid the risk-off sentiment for the full period (-564 bps of excess return), weighing on the Fund’s allocation. Finally, the overall reduced risk appetite for EM debt given a backdrop of rising U.S. rates and weaker-than-expected global growth weighed modestly on exposure.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? As rates already reflect an aggressive Fed with 10-year rates appearing above long-term equilibrium, the duration profile remains at approximately 2.5 years. Turning towards sector positioning, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. These discounts provide positive credit convexity and additional protection for investors, though careful issue selection is still critical as market conditions are likely to get worse before they get better. Similarly, high yield spreads above 500 bps are historically a decent place to enter the market. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-5.00%	-9.19%	-0.52%	0.97%	1.93%	3.42%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.57%	2.46%	2.55%	3.13%	2.67%	3.26%

MWSIX (Inception: March 31, 2004)	-5.04%	-9.13%	-0.40%	1.15%	2.17%	2.96%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	1.57%	2.46%	2.55%	3.13%	2.67%	3.27%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX),

Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) delivered a total return of negative 10.61% (net of fees) for the six-month period ending September 30, 2022, trailing the Bloomberg U.S. Aggregate Bond Index (“Index”) by 139 bps. Rising rates weighed on relative performance in several ways. First, duration positioning was a drag as the Fund was overweight duration relative to the benchmark for most of the period, and the position was extended in a disciplined fashion alongside the rise in rates. Additionally, elevated interest rate volatility weighed on fixed income spread sectors, particularly the agency MBS sector, which detracted from performance given the overweight position in the Fund. However, underperformance in the agency MBS space presented attractive opportunities to add exposure at yield levels not seen since the global financial crisis. Additions were also made in the non-agency MBS space, with purchases focused on senior, seasoned legacy and re-securitized legacy collateral given attractive valuations. Non-agency MBS bonds, which have generally been a steady source of incremental return since the housing crisis, detracted during the period as broader market volatility and reduced trading in the space weighed on pricing. Away from securitized, issue selection in corporate credit was also a headwind to performance. While the Fund maintained relatively defensive positioning, focusing on less cyclical sectors and businesses with attractive long-term fundamentals, nearly all corporate industries underperformed for the period. Given the widening, the overweight to credit expanded modestly as those

Semi-Annual Report September 2022 / 10

buys were executed across a variety of sectors we view as more defensive, particularly banking. While many additions were made incrementally into widening markets – thus resulting in short-term negative performance – these additions were made at levels we believe to be fundamentally compelling, and are expected to be accretive to prospective returns over the medium to longer term.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? Given the further move higher in Treasury yields, the duration profile of the strategy was extended to approximately 0.5 years long the Index by the end of the period, as 10-Year rates appear above long-term equilibrium. Among the sectors, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity and additional protection for investors, though careful issue selection is still critical amid uncertain conditions. Similarly, high yield spreads above 500 bps has historically been a good entry point. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-10.80%	-16.57%	-3.47%	-0.40%	1.04%	4.97%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	-0.27%	0.89%	4.22%

MWTIX (Inception: March 31, 2000)	-10.61%	-16.32%	-3.26%	-0.18%	1.27%	4.73%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	-0.27%	0.89%	3.89%

MWTTX (Inception: March 6, 2020)	-10.64%	-16.38%	—	—	—	-5.82%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	—	—	—	-5.23%

MWTNX (Inception: December 18, 2009)	-10.75%	-16.58%	-3.57%	-0.51%	0.91%	2.62%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	-0.27%	0.89%	2.03%

MWTSX (Inception: August 1, 2011)	-10.63%	-16.28%	-3.19%	-0.10%	1.32%	2.14%
Bloomberg U.S. Aggregate Bond Index	-9.22%	-14.60%	-3.25%	-0.27%	0.89%	1.45%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

Against a backdrop of continued turbulence across spread sectors, the MetWest Ultra Short Bond Fund – I Class (“Fund”) fell 1.72% (net of fees) over the six-month period ending September 30, 2022, trailing the ICE BofA 1-Year U.S. Treasury Index by 75 bps. The Fund’s longer-than-Index duration profile, which was extended throughout the period alongside the continued rise in U.S. Treasury yields (the 2-year rate rose over 194 bps while the 5-year increased 163 bps), produced a sizeable headwind that weighed on returns. Further detracting from performance was the Fund’s allocation to residential MBS, with the agency MBS allocation the largest negative contributor. Continued volatility, surging rates and near fully-extended durations (especially among lower coupons) resulted in a sharp downward repricing across the sector, with yield spreads widening to levels not seen since the GFC (global financial crisis) providing favorable entry points for the Fund to meaningfully add to the mortgage basis. Despite the sector drag, the emphasis on TBA securities helped to blunt the impact, while the smaller allocation to non-agency MBS resulted in a more muted effect as favorable issue selection among loans backed by subprime legacy collateral largely offset the negative impact of yield premiums rising in the sector. Elsewhere in securitized, the Fund’s CMBS holdings – led by single asset, single borrower deals – were a tailwind, while the ABS allocation detracted on the margin. Meanwhile, the Fund’s exposure to corporate credit resulted in a mixed effect; while short corporates trailed duration-matched Treasuries during the period (with financials, an emphasis among the Fund’s corporate exposure among the worst performers), favorable issue selection among insurance, healthcare, transportation and communications names positively contributed to performance.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? As rates already reflect an aggressive Fed with short rates appearing above long-term equilibrium, the duration profile remains at approximately 1.6 years. Turning towards sector positioning, corporate spreads at

11 / Semi-Annual Report September 2022

these levels look attractive, particularly considering the deep discounts at which much of the market trades. Sub-par pricing provides positive credit convexity, enhanced yield compensation and additional downside protection for investors, though careful issue selection is still critical amid uncertain conditions. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	-2.04%	-3.40%	-0.59%	0.43%	0.63%	1.51%
ICE BofA 1-Year U.S. Treasury Index	-0.97%	-1.95%	0.18%	0.94%	0.67%	1.43%

MWUIX (Inception: July 31, 2004)	-1.72%	-3.24%	-0.43%	0.59%	0.82%	1.38%
ICE BofA 1-Year U.S. Treasury Index	-0.97%	-1.95%	0.18%	0.94%	0.67%	1.46%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

Consistent with turbulent markets, the MetWest Unconstrained Bond Fund – I Class (“Fund”) fell 6.02% (net of fees) for the six-month period ending September 30, 2022, trailing the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index by approximately 685 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to end September at approximately 2.3 years, as Treasury yields moved higher across the curve (the 2-Year yield was up over 194 bps while the 10-Year was up 149 bps). The next largest drag came from the residential MBS allocation, notably non-agency MBS which faced price weakness on increased volatility and selling activity notwithstanding still strong fundamentals. Meanwhile, as spreads for agency MBS moved to post-2008 wides and entry points looked increasingly attractive, the position was upsized and ultimately resulted in a drag for the period, notwithstanding marginal benefit coming from the emphasis on TBAs. Elsewhere in securitized, CMBS and ABS similarly weighed on returns for the period, though to a lesser extent, notwithstanding a boost from student loan ABS holdings in the third quarter. Within the credit allocation, investment grade corporates overall delivered negative excess returns and the exposure detracted from performance despite some benefit later in the period from issue selection among industrials. Similarly, while 3Q performance for high yield corporates was resilient, the sector trailed duration-matched Treasuries amid the risk-off sentiment for the full period (-564 bps of excess return), weighing on the Fund’s allocation. Finally, the overall reduced risk appetite for EM debt given a backdrop of rising U.S. rates and weaker-than-expected global growth weighed on exposure.

Looking forward, discipline remains key. And while it won’t necessarily play out to deliver week-by-week outperformance amid bumpy markets, adherence to philosophical consistency and rigorous analysis has shown to pay off in alpha. So, where does that lead from a positioning perspective? As rates already reflect an aggressive Fed with 10-year rates appearing above long-term equilibrium, the duration profile remains at approximately 2.3 years. Turning towards sector positioning, corporate spreads at these levels look attractive, particularly considering the deep discounts at which much of the market trades. These discounts provide positive credit convexity and additional protection for investors, though careful issue selection is still critical as market conditions are likely to get worse before they get better. Similarly, high yield spreads above 500 bps are historically a decent place to enter the market. However, it is important to note that though credit risk premiums are elevated, so too are the risk factors; thus, a cautious expansion is warranted. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, agency MBS looks compelling at current wide spreads, as do areas of the non-agency market, given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in capital structure with cash flow priority and credit enhancement to reduce downside risks. CMBS emphasizes high quality as well, but focused on single asset, single borrower deals where exposures can be targeted to newer, more efficient, in-demand developments. Similarly, senior tranche ABS provide fair compensation given robust structures, even as the possibility of recession looms.

Semi-Annual Report September 2022 / 12

	Performance Through September 30, 2022

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	-6.14%	-10.30%	-1.46%	0.41%	1.72%	3.45%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.83%	0.94%	0.82%	1.40%	0.94%	0.90%

MWCIX (Inception: October 1, 2011)	-6.02%	-10.06%	-1.19%	0.68%	2.00%	3.72%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.83%	0.94%	0.82%	1.40%	0.94%	0.90%

MWCPX (Inception: March 6, 2020)	-5.99%	-10.01%	—	—	—	-2.06%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	0.83%	0.94%	—	—	—	0.63%

A Disciplined Value Philosophy

As we manage through this cycle of Fed tightening and the uncertainty over its eventual transition to a pause or easing, expectations remain for a continuation of unsettled conditions. Through this, our team will adhere to the same disciplined approach employed in the 25 years since the launch of the Funds, namely, to ensure appropriate compensation for the risks assumed. This value orientation, steeped in capital preservation, solid credit underwriting and liquidity management, is the essence of an active portfolio construction philosophy that delivers on the desired return-risk profile sought across the Fund offerings. It is our historical experience that these difficult, and especially the subsequent, periods bring into clear relief the benefit of the active, disciplined style practiced by our team.

In closing, I’d like to express my personal appreciation for your present and historical sponsorship of the Metropolitan West Funds. Following more than 20 years at the Adviser and just shy of 15 years as the President of the Funds, I will be retiring at the end of the year, turning that role over to Katie Koch, who will arrive in early 2023 as the CEO of TCW/Metropolitan West. It has been my honor to preside over the growth of the Funds and gratifying to work with the disciplined investment professionals in their management through good and more difficult circumstances alike. We manage our entire business on the basis of team management to help ensure seamless transitions to the next generation, and I am certain that Katie will collaborate closely with our long-tenured colleagues to continue to build on the excellence of the Firm. Most importantly, I take my leave with great confidence in knowing that the stewardship of the Funds and your assets are in good hands.

Thank you again for your investment in the Metropolitan West Funds. Our entire team looks forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers

13 / Semi-Annual Report September 2022

or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2022, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Semi-Annual Report September 2022 / 14

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended September 30, 2022

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$ 777.60	0.45%	$2.03
Hypothetical 5% Return	$1,000.00	$1,023.06	0.45%	$2.31

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$ 876.00	0.75%	$3.57
Class I	$1,000.00	$ 877.10	0.50%	$2.38
Hypothetical 5% Return
Class M	$1,000.00	$1,021.54	0.75%	$3.84
Class I	$1,000.00	$1,022.81	0.50%	$2.56

ESG SECURITIZED FUND

Actual Fund Return
Class M	$1,000.00	$ 906.00	0.70%	$3.38
Class I	$1,000.00	$ 906.00	0.49%	$2.37

Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.70%	$3.59
Class I	$1,000.00	$1,022.86	0.49%	$2.51

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

15 / Semi-Annual Report September 2022

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Expense Ratio[1]	Expenses Paid During Period[2]

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$ 924.40	0.80%	$3.90
Class I	$1,000.00	$ 925.60	0.55%	$2.68
Hypothetical 5% Return
Class M	$1,000.00	$1,021.29	0.80%	$4.10
Class I	$1,000.00	$1,022.55	0.55%	$2.82

FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$ 961.50	0.90%	$4.47
Class I	$1,000.00	$ 963.50	0.69%	$3.43
Plan Class	$1,000.00	$ 961.50	0.20%	$0.99
Hypothetical 5% Return
Class M	$1,000.00	$1,020.78	0.90%	$4.61
Class I	$1,000.00	$1,021.85	0.69%	$3.54
Plan Class	$1,000.00	$1,024.33	0.20%	$1.03

HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 894.80	0.85%	$4.08
Class I	$1,000.00	$ 896.80	0.60%	$2.88
Hypothetical 5% Return
Class M	$1,000.00	$1,021.03	0.85%	$4.35
Class I	$1,000.00	$1,022.30	0.60%	$3.08

INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 934.20	0.70%	$3.43
Class I	$1,000.00	$ 935.20	0.47%	$2.31
Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.70%	$3.59
Class I	$1,000.00	$1,022.96	0.47%	$2.41

INVESTMENT GRADE CREDIT FUND
Actual Fund Return
Class M	$1,000.00	$ 926.40	0.70%	$3.42
Class I	$1,000.00	$ 927.40	0.49%	$2.39
Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.70%	$3.59
Class I	$1,000.00	$1,022.86	0.49%	$2.51

LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 965.50	0.62%	$3.09
Class I	$1,000.00	$ 965.30	0.41%	$2.04
Administrative Class	$1,000.00	$ 964.20	0.72%	$3.58
Hypothetical 5% Return
Class M	$1,000.00	$1,022.20	0.62%	$3.18
Class I	$1,000.00	$1,023.26	0.41%	$2.10
Administrative Class	$1,000.00	$1,021.69	0.72%	$3.69

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2022 / 16

	Beginning Account Value 04/01/22	Ending Account Value 09/30/22	Expense Ratio[1]	Expenses Paid During Period[2]

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$ 866.80	0.85%	$4.02
Class I	$1,000.00	$ 867.60	0.60%	$2.84
Hypothetical 5% Return
Class M	$1,000.00	$1,021.03	0.85%	$4.35
Class I	$1,000.00	$1,022.30	0.60%	$3.08

STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$ 950.00	1.04%	$5.14
Class I	$1,000.00	$ 949.60	0.80%	$3.95
Hypothetical 5% Return
Class M	$1,000.00	$1,020.07	1.04%	$5.32
Class I	$1,000.00	$1,021.29	0.80%	$4.10

TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 892.00	0.67%	$3.21
Class I	$1,000.00	$ 893.90	0.45%	$2.16
Class I-2	$1,000.00	$ 893.60	0.51%	$2.45
Administrative Class	$1,000.00	$ 892.50	0.78%	$3.74
Plan Class	$1,000.00	$ 893.70	0.37%	$1.78
Hypothetical 5% Return
Class M	$1,000.00	$1,021.95	0.67%	$3.43
Class I	$1,000.00	$1,023.06	0.45%	$2.31
Class I-2	$1,000.00	$1,022.76	0.51%	$2.61
Administrative Class	$1,000.00	$1,021.39	0.78%	$4.00
Plan Class	$1,000.00	$1,023.47	0.37%	$1.90

ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 979.60	0.50%	$2.51
Class I	$1,000.00	$ 982.80	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.81	0.50%	$2.56
Class I	$1,000.00	$1,023.62	0.34%	$1.74

UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$ 938.60	1.03%	$5.06
Class I	$1,000.00	$ 939.80	0.75%	$3.74
Plan Class	$1,000.00	$ 940.10	0.72%	$3.39
Hypothetical 5% Return
Class M	$1,000.00	$1,020.12	1.03%	$5.27
Class I	$1,000.00	$1,021.49	0.76%	$3.89
Plan Class	$1,000.00	$1,021.85	0.69%	$3.54

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

17 / Semi-Annual Report September 2022

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2022 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification

Corporate Bonds	37.02%

Asset-Backed Securities	14.81%

Non-Agency Commercial Mortgage-Backed	11.28%

U.S. Agency Mortgage-Backed	11.09%

Non-Agency Mortgage-Backed	8.66%

U.S. Treasury Bills	6.31%

U.S. Agency Discount Notes	3.68%

U.S. Agency Commercial Mortgage-Backed	2.36%

Municipal Bonds	2.33%

Money Market Funds	0.22%

Common Stock	0.08%

Mutual Funds	0.05%

Rights	0.00%

Other*	2.11%

Total	100.00%

CORPORATE BOND FUND

Sector Diversification

Corporate Bonds	88.91%

U.S. Treasury Securities	4.67%

Municipal Bonds	3.28%

Asset-Backed Securities	0.42%

Money Market Funds	0.29%

Non-Agency Commercial Mortgage-Backed	0.21%

U.S. Agency Commercial Mortgage-Backed	0.21%

U.S. Agency Mortgage-Backed	0.09%

Other*	1.92%

Total	100.00%

ESG SECURITIZED FUND

Sector Diversification

U.S. Agency Mortgage-Backed	51.53%

Non-Agency Commercial Mortgage-Backed	35.72%

U.S. Treasury Securities	12.43%

Money Market Funds	8.65%

Asset-Backed Securities	5.91%

U.S. Agency Commercial Mortgage-Backed	1.11%

U.S. Agency Discount Notes	0.92%

Non-Agency Mortgage-Backed	0.84%

Other*	(17.11)%

Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification

Corporate Bonds	33.30%

Non-Agency Mortgage-Backed	26.20%

U.S. Agency Mortgage-Backed	19.95%

Asset-Backed Securities	12.87%

Non-Agency Commercial Mortgage-Backed	8.72%

Bank Loans	4.84%

U.S. Treasury Bills	4.30%

Money Market Funds	2.67%

Foreign Government Obligations	2.33%

U.S. Agency Commercial Mortgage-Backed	1.81%

Municipal Bonds	0.42%

Common Stock	0.22%

Warrant	0.01%

Rights	0.00%

Other*	(17.64)%

Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification

Bank Loans	88.39%

Corporate Bonds	4.60%

Money Market Funds	4.39%

Asset-Backed Securities	0.53%

Common Stock	0.06%

Warrant	0.01%

Rights	0.00%

Other*	2.02%

Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification

Corporate Bonds	84.97%

Bank Loans	7.70%

Common Stock	1.20%

Money Market Funds	0.53%

Warrant	0.01%

Rights	0.00%

Other*	5.59%

Total	100.00%

Semi-Annual Report September 2022 / 18

INTERMEDIATE BOND FUND
Sector Diversification

U.S. Treasury Securities	41.56%

Corporate Bonds	32.98%

U.S. Agency Mortgage-Backed	12.14%

Non-Agency Mortgage-Backed	6.63%

Asset-Backed Securities	5.79%

Non-Agency Commercial Mortgage-Backed	3.07%

Bank Loans	1.33%

Municipal Bonds	0.98%

U.S. Agency Commercial Mortgage-Backed	0.35%

Money Market Funds	0.20%

Foreign Government Obligations	0.12%

Common Stock	0.05%

Rights	0.00%

Other*	(5.20)%

Total	100.00%

INVESTMENT GRADE CREDIT FUND

Sector Diversification

Corporate Bonds	65.74%

U.S. Agency Mortgage-Backed	11.87%

Asset-Backed Securities	5.81%

Municipal Bonds	5.42%

Non-Agency Commercial Mortgage-Backed	5.25%

Non-Agency Mortgage-Backed	4.69%

Money Market Funds	3.89%

U.S. Treasury Securities	3.42%

U.S. Agency Commercial Mortgage-Backed	0.53%

Other*	(6.62)%

Total	100.00%

LOW DURATION BOND FUND

Sector Diversification

Corporate Bonds	32.21%

U.S. Agency Mortgage-Backed	20.90%

U.S. Treasury Securities	20.39%

Non-Agency Mortgage-Backed	15.25%

Asset-Backed Securities	12.19%

Non-Agency Commercial Mortgage-Backed	9.72%

Bank Loans	2.39%

U.S. Agency Commercial Mortgage-Backed	2.34%

Money Market Funds	1.47%

Municipal Bonds	1.17%

Common Stock	0.00%

Purchased Swaptions	0.00%

Written Swaptions	0.00%

Other*	(18.03)%

Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Sector Diversification

Corporate Bonds	68.48%

Common Stock	9.71%

Bank Loans	7.15%

Non-Agency Mortgage-Backed	5.63%

Money Market Funds	2.78%

Master Limited Partnerships	2.27%

Non-Agency Commercial Mortgage-Backed	2.04%

U.S. Agency Commercial Mortgage-Backed	0.19%

Other*	1.75%

Total	100.00%

STRATEGIC INCOME FUND

Sector Diversification

Corporate Bonds	35.53%

Non-Agency Mortgage-Backed	31.46%

Asset-Backed Securities	16.91%

U.S. Agency Mortgage-Backed	13.79%

Non-Agency Commercial Mortgage-Backed	6.24%

U.S. Agency Discount Notes	4.34%

U.S. Agency Commercial Mortgage-Backed	2.38%

Money Market Funds	1.02%

Municipal Bonds	0.34%

Common Stock	0.18%

Foreign Government Obligations	0.06%

Rights	0.00%

Other*	(12.25)%

Total	100.00%

TOTAL RETURN BOND FUND

Sector Diversification

U.S. Agency Mortgage-Backed	35.60%

Corporate Bonds	30.15%

U.S. Treasury Securities	27.01%

Non-Agency Mortgage-Backed	9.26%

Asset-Backed Securities	5.13%

U.S. Agency Discount Notes	3.36%

Non-Agency Commercial Mortgage-Backed	3.35%

Money Market Funds	2.52%

Bank Loans	1.81%

Foreign Government Obligations	1.21%

Municipal Bonds	0.66%

U.S. Treasury Bills	0.58%

U.S. Agency Commercial Mortgage-Backed	0.55%

Common Stock	0.10%

Rights	0.00%

Other*	(21.29)%

Total	100.00%

19 / Semi-Annual Report September 2022

ULTRA SHORT BOND FUND

Sector Diversification

Corporate Bonds	30.98%

U.S. Treasury Securities	23.52%

U.S. Agency Mortgage-Backed	21.71%

Non-Agency Mortgage-Backed	11.52%

Asset-Backed Securities	7.45%

U.S. Agency Discount Notes	5.33%

Non-Agency Commercial Mortgage-Backed	5.29%

U.S. Agency Commercial Mortgage-Backed	3.05%

Money Market Funds	3.01%

Municipal Bonds	1.42%

Other*	(13.28)%

Total	100.00%

UNCONSTRAINED BOND FUND

Sector Diversification

Corporate Bonds	31.84%

Non-Agency Mortgage-Backed	31.51%

U.S. Agency Mortgage-Backed	19.16%

Asset-Backed Securities	15.02%

Non-Agency Commercial Mortgage-Backed	9.21%

Bank Loans	3.84%

Foreign Government Obligations	3.46%

U.S. Agency Commercial Mortgage-Backed	1.25%

U.S. Treasury Bills	0.79%

Municipal Bonds	0.37%

Common Stock	0.28%

Money Market Funds	0.03%

Rights	0.00%

Other*	(16.76)%

Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

Semi-Annual Report September 2022 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 87.55%

ASSET-BACKED SECURITIES — 14.81%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	07/25/56	[1,2]	$10,242	$10,063
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	10/17/34	[1,2,3]	100,000	95,573
Americredit Automobile Receivables Trust,
Series 2019-1, Class D
3.62%	03/18/25		175,000	172,686
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
3.77%	04/20/31	[1,2,3]	200,000	195,262
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.51%	01/20/28	[1,2,3]	54,422	53,639
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.66%	07/20/29	[1,2,3]	54,728	54,028
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/35	[1,2]	7,092	7,059
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
4.20%	02/25/35	[2]	212,541	211,513
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.80%	02/25/30	[2]	82,093	81,955
Carvana Auto Receivables Trust,
Series 2022-P3, Class A3
4.61%	11/10/27		165,000	162,176
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.91%	10/25/34	[1,2,3]	100,000	96,150
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.73%	11/15/28	[1,2,3]	85,518	84,308

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.41%	04/15/29	[1,2,3]	$45,534	$44,836
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.68%	10/15/34	[1,2,3]	150,000	144,315
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
3.43%	04/25/35	[2]	1,306	1,302
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	03/25/36	[2]	16,946	16,928
Exeter Automobile Receivables Trust,
Series 2021-2A, Class B
0.57%	09/15/25		144,039	142,812
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.86%	10/20/34	[1,2,3]	140,000	134,820
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
4.05%	05/25/34	[1,2]	43,475	43,433
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.31%	04/15/31	[1,2,3]	79,545	78,816
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.73%	07/21/30	[1,2,3]	170,000	166,826
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.59%	06/25/31	[2]	77,407	75,214
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	12/27/66	[1,2]	63,754	63,139
Navient Student Loan Trust,
Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
3.58%	09/27/66	[1,2]	18,146	18,116
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
3.66%	06/25/41	[1,2]	11,332	11,066

See accompanying Notes to Financial Statements.

21 / Semi-Annual Report September 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
North Carolina State Education Authority,
Series A3, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.68%	10/25/41	[2]	$7,303	$7,270
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
3.36%	10/20/34	[1,2,3]	90,000	88,396
Oak Street Investment Grade Net Lease Fund,
Series 2020-1A, Class A1
1.85%	11/20/50	[1]	96,803	85,292
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
4.13%	11/20/30	[1,2,3]	85,000	83,595
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
3.85%	02/24/37	[1,2,3]	115,000	110,532
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	01/17/31	[1,2,3]	85,000	83,640
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
4.23%	09/25/65	[1,2]	48,244	48,188
Progress Residential Trust,
Series 2019-SFR3, Class A
2.27%	09/17/36	[1]	118,808	112,339
Progress Residential Trust,
Series 2019-SFR4, Class A
2.69%	10/17/36	[1]	100,000	95,113
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class A
2.83%	10/25/52	[1]	100,299	94,260
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.90%	10/20/30	[1,2,3]	130,000	127,494
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
3.84%	12/15/25	[1,2]	2,386	2,382
SLM Student Loan Trust,
Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
3.04%	10/27/25	[2]	5,435	5,432
SLM Student Loan Trust,
Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
2.90%	01/25/27	[2]	20,481	20,429

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2005-5, Class A4
(LIBOR USD 3-Month plus 0.14%)
2.92%	10/25/28	[2]	$55,667	$55,238
SLM Student Loan Trust,
Series 2005-7, Class A4
(LIBOR USD 3-Month plus 0.15%)
2.93%	10/25/29	[2]	152,481	151,270
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
4.48%	07/25/23	[2]	90,323	89,728
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	130,819	128,413
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	33,930	33,621
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
4.03%	09/25/28	[2]	132,014	128,171
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	01/25/29	[2]	77,380	74,465
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	06/25/43	[2]	5,285	5,127
Sofi Professional Loan Program Trust,
Series 2021-B, Class AFX
1.14%	02/15/47	[1]	214,902	179,184
Sofi Professional Loan Program, LLC,
Series 2019-A, Class A2FX
3.69%	06/15/48	[1]	159,894	157,050
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[1]	60,000	56,543

Total Asset-Backed Securities
(Cost $4,287,473)				4,189,207

CORPORATES — 37.02%*

Banking — 12.11%

Bank of America Corp.
3.00%	12/20/23	[4]	91,000	90,528
Bank of America Corp.
(MTN)
3.38%	04/02/26	[4]	550,000	520,463
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,4]	220,000	200,338
Discover Bank
(BKNT)
4.20%	08/08/23		125,000	124,074

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	$200,000	$182,648
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,4]	395,000	363,064
ING Groep NV
(Netherlands)
3.87%	03/28/26	[3,4]	200,000	189,717
JPMorgan Chase & Co.
0.77%	08/09/25	[4]	110,000	101,001
4.02%	12/05/24	[4]	290,000	285,505
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	200,000	199,522
3.87%	07/09/25	[3,4]	60,000	57,884
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	90,000	81,990
1.34%	01/12/27	[1,3,4]	70,000	59,984
3.19%	11/28/23	[1,3,4]	90,000	89,754
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	105,000	102,099
4.52%	06/25/24	[3,4]	75,000	74,134
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26	[3,4]	200,000	173,589
3.37%	01/05/24	[3,4]	155,000	154,046
4.80%	11/15/24	[3,4]	75,000	73,991
Wells Fargo & Co.
2.19%	04/30/26	[4]	330,000	301,669

				3,426,000

Communications — 3.55%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
4.42%	06/12/24	[2]	175,000	175,503
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.75%	02/01/32	[1]	38,000	29,696
Charter Communications Operating LLC/Charter
Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
4.43%	02/01/24	[2]	125,000	125,687
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	131,000	111,505
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,7,8	20,000	—
9.75%	07/15/25	†,1,3,5,6,7,8	61,000	—
Qwest Corp.
7.25%	09/15/25		100,000	102,500

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	$200,000	$197,242
5.15%	03/20/28	[1]	50,000	48,969
T-Mobile USA, Inc.
2.25%	02/15/26		113,000	101,281
2.63%	04/15/26		124,000	112,255

				1,004,638

Consumer Discretionary — 1.71%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	100,000	95,975
Hyatt Hotels Corp.
1.30%	10/01/23		140,000	134,666
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27	[1,3]	35,000	34,508
Spectrum Brands, Inc.
3.88%	03/15/31	[1]	22,000	15,027
WarnerMedia Holdings, Inc.
3.43%	03/15/24	[1]	210,000	203,159

				483,335

Electric — 1.28%
Alliant Energy Finance LLC
3.75%	06/15/23	[1]	140,000	138,275
American Electric Power Co., Inc.
2.03%	03/15/24		120,000	114,851
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	128,000	108,943

				362,069

Energy — 1.46%
Energy Transfer LP
4.25%	04/01/24		150,000	146,913
5.50%	06/01/27		12,000	11,704
Occidental Petroleum Corp.
0.00%	10/10/36	[9]	25,000	13,063
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	120,589
Southern Co. Gas Capital Corp.
3.88%	11/15/25		100,000	95,799
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	9,450	9,216
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	15,750	14,442
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	1,800	1,696

				413,422

See accompanying Notes to Financial Statements.

23 / Semi-Annual Report September 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance — 6.23%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.15%	02/15/24	[3]	$150,000	$144,170
Air Lease Corp.
2.25%	01/15/23		75,000	74,380
American Express Co.
2.25%	03/04/25		110,000	103,225
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	5,000	3,918
Capital One Financial Corp.
1.34%	12/06/24	[4]	120,000	114,095
Citigroup, Inc.
3.29%	03/17/26	[4]	290,000	273,882
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23		90,000	86,346
1.95%	10/21/27	[4]	25,000	21,398
Goldman Sachs Group, Inc. (The)
(MTN)
(LIBOR USD 3-Month plus 1.60%)
4.64%	11/29/23	[2]	75,000	75,415
JPMorgan Chase & Co.
2.60%	02/24/26	[4]	50,000	46,531
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	260,000	221,794
Morgan Stanley
(MTN)
0.53%	01/25/24	[4]	150,000	147,611
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	75,000	74,177
4.36%	08/01/24	[1,3,4]	75,000	73,948
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	110,000	109,373
UBS Group AG
(Switzerland)
4.49%	05/12/26	[1,3,4]	200,000	192,792

				1,763,055

Food — 0.20%
Post Holdings, Inc.
4.63%	04/15/30	[1]	68,000	55,998

Health Care — 4.03%
AbbVie, Inc.
3.75%	11/14/23		125,000	123,672
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	165,000	158,049
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[1]	57,000	44,904
Dignity Health
3.13%	11/01/22		50,000	49,953
Embecta Corp.
5.00%	02/15/30	[1]	45,000	38,702

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,6,7]	$3,000	$172
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	75,000	74,807
HCA, Inc.
5.00%	03/15/24		75,000	74,614
5.25%	06/15/26		185,000	179,177
Humana, Inc.
3.85%	10/01/24		130,000	126,842
Medline Borrower LP
3.88%	04/01/29	[1]	18,000	14,473
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	16,000	13,160
Prestige Brands, Inc.
3.75%	04/01/31	[1]	40,000	31,118
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[3]	85,000	81,417
Thermo Fisher Scientific, Inc.
1.22%	10/18/24		140,000	130,358

				1,141,418

Industrials — 1.25%
Artera Services LLC
9.03%	12/04/25	[1]	9,000	7,259
Berry Global, Inc.
0.95%	02/15/24		110,000	103,370
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	29,000	27,562
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	75,000	61,781
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	4,758
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[1,3]	150,000	149,211

				353,941

Information Technology — 0.79%
NCR Corp.
5.13%	04/15/29	[1]	8,000	6,004
6.13%	09/01/29	[1]	10,000	8,627
Skyworks Solutions, Inc.
0.90%	06/01/23		110,000	107,058
VMware, Inc.
1.00%	08/15/24		110,000	101,880

				223,569

Insurance — 1.02%
Athene Global Funding
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	85,000	83,429
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	90,000	90,011

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23	[3]	$110,000	$109,819
Willis North America, Inc.
4.65%	06/15/27		5,000	4,757

				288,016

Materials — 0.39%
Georgia-Pacific LLC
3.60%	03/01/25	[1]	115,000	110,442

Real Estate Investment Trust (REIT) — 2.02%
Camden Property Trust
2.95%	12/15/22		55,000	54,921
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		6,000	4,563
5.38%	11/01/23		190,000	186,960
Healthpeak Properties, Inc.
4.00%	06/01/25		60,000	58,008
Piedmont Operating Partnership LP
3.40%	06/01/23		125,000	123,697
SL Green Operating Partnership LP
3.25%	10/15/22		50,000	49,964
VICI Properties LP/VICI Note Co., Inc.
4.50%	01/15/28	[1]	6,000	5,331
4.63%	06/15/25	[1]	95,000	89,557

				573,001

Retail — 0.47%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30	[1,3]	45,000	35,666
Dollar Tree, Inc.
4.00%	05/15/25		85,000	82,451
Michaels Cos., Inc. (The)
5.25%	05/01/28	[1]	20,000	14,082

				132,199

Services — 0.07%
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	23,000	20,232

Transportation — 0.44%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24	[3]	100,000	92,666
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		32,745	31,871

				124,537

Total Corporates
(Cost $11,071,036)				10,475,872

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 33.39%**

Non-Agency Commercial Mortgage-Backed — 11.28%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	$32,780	$31,734
ACAM Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.51%)
4.44%	11/17/34	[1,2,3]	109,649	108,962
AREIT Trust,
Series 2019-CRE3, Class A
(CME Term SOFR 1-Month plus 1.38%)
4.31%	09/14/36	[1,2]	54,179	53,759
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		64,625	63,135
Barclays Commercial Mortgage Securities Trust,
Series 2018-BXH, Class A
(LIBOR USD 1-Month plus 1.00%)
3.82%	10/15/37	[1,2]	119,346	115,893
Beast Mortgage Trust,
Series 2021-SSCP, Class A
(LIBOR USD 1-Month plus 0.75%)
3.57%	04/15/36	[1,2]	250,000	238,212
BFLD Trust,
Series 2020-EYP, Class A
(LIBOR USD 1-Month plus 1.15%)
3.97%	10/15/35	[1,2]	125,000	121,878
BSPRT Issuer Ltd.,
Series 2019-FL5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
3.97%	05/15/29	[1,2,3]	63,424	63,236
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(LIBOR USD 1-Month plus 0.92%)
3.74%	12/15/38	[1,2]	130,000	124,702
BXMT Ltd.,
Series 2020-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
3.80%	11/15/37	[1,2,3]	410,000	405,584
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class AAB
2.69%	04/10/46		4,898	4,891
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		40,945	40,049
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48		32,286	31,569
Cold Storage Trust,
Series 2020-ICE5, Class A
(LIBOR USD 1-Month plus 0.90%)
3.72%	11/15/37	[1,2]	108,129	105,946

See accompanying Notes to Financial Statements.

25 / Semi-Annual Report September 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	$127,057	$6
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		4,051	4,034
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.29%	03/10/46	[4]	1,126,608	2,214
Commercial Mortgage Trust,
Series 2013-LC6, Class XB (IO)
0.50%	01/10/46	[1,4]	1,750,000	123
Commercial Mortgage Trust,
Series 2015-LC23, Class A2
3.22%	10/10/48		38,691	36,936
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		76,483	74,028
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
3.80%	05/15/36	[1,2]	245,000	241,739
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.58%	08/10/43	[1,4]	1,547,522	4,969
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[1,4]	330,072	3
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.87%	01/15/47	[4]	1,466,607	8,862
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47		41,948	40,098
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.19%	01/15/46	[4]	8,168,233	3,168
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.35%	04/15/46	[4]	3,035,748	9,366
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
1.05%	01/15/49	[4,5,8]	641,889	15,646
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP3, Class A2
2.43%	08/15/49		172,166	171,355
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.43%	09/15/39	[1,4]	303,520	40
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
4.66%	11/15/35	[1,2]	159,308	158,808
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class ASB
3.56%	11/15/46		4,626	4,595

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
1.08%	02/15/47	[4]	$891,938	$6,849
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48		48,600	47,342
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
3.77%	01/15/36	[1,2]	94,000	90,333
SREIT Trust,
Series 2021-MFP, Class A
(LIBOR USD 1-Month plus 0.73%)
3.55%	11/15/38	[1,2]	250,000	241,186
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.28%	10/10/36	[1,4]	14,000,000	41,869
TRTX Issuer Ltd.,
Series 2019-FL3, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.26%)
4.19%	10/15/34	[1,2,3]	35,382	35,373
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.18%	08/10/49	[1,4,5,8]	374,612	69
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		113,014	110,487
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
3.69%	12/15/34	[1,2]	200,000	193,084
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class A4
3.72%	05/15/47		112,801	109,907
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47		17,986	17,761
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47		11,976	11,860

				3,191,660

Non-Agency Mortgage-Backed — 8.66%
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		195,189	85,678
Asset-Backed Funding Certificates,
Series 2004-OPT4, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.98%	02/25/34	[2]	90,606	87,251
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
3.23%	05/26/36	[1,2]	11,386	11,440

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
1.78%	09/26/46	[1,2]	$75,478	$75,374
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
3.73%	03/25/35	[2]	126,267	123,952
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
4.00%	10/25/35	[2]	79,266	79,133
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,4]	93,519	87,433
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	124,630	111,729
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(LIBOR USD 1-Month plus 0.68%)
3.76%	10/25/35	[2]	172,334	165,464
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class M1
(LIBOR USD 1-Month plus 0.39%)
3.47%	06/25/37	[2]	116,181	114,673
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
3.98%	10/25/47	[2]	62,793	58,875
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.68%	05/25/35	[2]	41,700	35,015
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/22)
3.95%	01/25/33		5,384	4,936
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
3.73%	07/19/44	[2]	2,252	2,030
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
3.64%	03/25/36	[2]	27,600	27,222
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.90%	04/19/36	[4]	61,426	48,739
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
3.24%	07/19/35	[4]	836	728
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
3.67%	06/20/35	[2]	108,989	99,434

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	05/25/37	[2]	$48,533	$48,328
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
3.94%	08/25/34	[2]	6,685	5,782
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.42%)
3.50%	05/25/46	[2]	73,848	67,589
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
3.14%	06/25/37	[4]	58,146	39,043
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(LIBOR USD 1-Month plus 0.71%)
3.79%	09/25/35	[2]	171,868	164,727
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	10/25/34	[2]	100,360	94,808
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE7, Class A2B
(LIBOR USD 1-Month plus 1.00%)
4.08%	07/25/37	[2]	77,226	75,029
Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.69%)
3.77%	11/25/35	[2]	83,402	77,851
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M1
(LIBOR USD 1-Month plus 0.72%)
3.80%	08/25/35	[2]	4,901	4,901
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 10/25/22)
1.79%	07/25/26	[1]	73,937	68,379
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,374
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(LIBOR USD 1-Month plus 0.34%)
3.59%	03/25/36	[2]	87,794	86,286
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.71%	10/25/35	[2]	36,847	36,719
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.46%)
3.54%	02/25/36	[2]	63,377	57,139

See accompanying Notes to Financial Statements.

27 / Semi-Annual Report September 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,5,8]	$1,541,283	$18,410
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 10/25/22)
2.12%	04/25/51	[1]	205,905	191,417
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
2.50%	06/25/42	[2]	1,133	1,042
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
3.92%	07/25/45	[2]	95,353	88,447
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(LIBOR USD 1-Month plus 0.75%)
3.83%	12/25/35	[2]	100,000	97,641
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
4.07%	09/25/33	[4]	5,868	5,645

				2,449,663

U.S. Agency Commercial Mortgage-Backed — 2.36%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X1 (IO)
0.29%	04/25/23	[4]	19,262,925	13,720
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K033, Class X1 (IO)
0.40%	07/25/23	[4]	3,936,182	6,605
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K036, Class X1 (IO)
0.83%	10/25/23	[4]	5,083,281	28,707
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X1 (IO)
0.87%	01/25/25	[4]	1,116,123	15,636
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.24%	05/25/46	[4]	250,000	13,508
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC01, Class X1 (IO)
0.56%	12/25/22	[4]	3,741,333	2,954
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	990,071	31,926

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
2.88%	09/25/30	[2]	$135,314	$133,876
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ30, Class A1
0.53%	01/25/25		105,682	102,451
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ31, Class A1
0.57%	05/25/26		55,805	53,608
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ32, Class A1
0.52%	06/25/25		99,411	93,425
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.75%	09/25/25	[4]	2,900,269	66,719
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54	[4]	106,584	104,332

				667,467

U.S. Agency Mortgage-Backed — 11.09%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
2.86%	12/01/34	[2]	588	581
Fannie Mae Pool AL0851
6.00%	10/01/40		1,813	1,892
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
7.50%	11/25/23	[2]	2,310	39
Fannie Mae REMICS,
Series 2002-21, Class FB
(LIBOR USD 1-Month plus 0.90%)
3.98%	04/25/32	[2]	22,290	22,452
Fannie Mae REMICS,
Series 2002-53, Class FY
(LIBOR USD 1-Month plus 0.50%)
3.58%	08/25/32	[2]	74,530	74,695
Fannie Mae REMICS,
Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
4.08%	09/25/32	[2]	3,587	3,558
Fannie Mae REMICS,
Series 2003-81, Class FE
(LIBOR USD 1-Month plus 0.50%)
3.58%	09/25/33	[2]	25,925	25,949
Fannie Mae REMICS,
Series 2006-48, Class FL
(LIBOR USD 1-Month plus 0.40%)
3.48%	06/25/36	[2]	33,884	33,610

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2006-8, Class NF
(LIBOR USD 1-Month plus 0.37%)
3.45%	03/25/36	[2]	$29,383	$29,076
Fannie Mae REMICS,
Series 2008-12, Class FA
(LIBOR USD 1-Month plus 0.67%)
3.75%	03/25/38	[2]	91,554	91,779
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
3.48%	10/25/40	[2]	3,084	3,068
Fannie Mae REMICS,
Series 2010-74, Class AF
(LIBOR USD 1-Month plus 0.54%)
3.62%	07/25/37	[2]	30,618	30,519
Freddie Mac REMICS,
Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
3.72%	01/15/33	[2]	3,302	3,355
Freddie Mac REMICS,
Series 3231, Class FB
(LIBOR USD 1-Month plus 0.35%)
3.17%	10/15/36	[2]	57,412	56,738
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
3.32%	06/15/42	[2]	8,258	8,242
UMBS (TBA)
2.50%	10/01/52		225,000	188,823
2.50%	11/01/52		450,000	377,575
3.00%	10/01/52		700,000	608,290
3.50%	10/01/52		50,000	44,947
4.00%	10/01/52		225,000	208,574
4.50%	10/01/52		650,000	618,633
5.00%	10/01/52		725,000	706,426

				3,138,821

Total Mortgage-Backed
(Cost $10,402,953)				9,447,611

MUNICIPAL BONDS — 2.33%*

California — 0.71%
State of California General Obligation, Series B
2.50%	10/01/22		200,000	200,000

Colorado — 0.46%
City & County of Denver Airport System Revenue Bonds, Series C
0.88%	11/15/23		135,000	129,656

Florida — 0.32%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
2.32%	10/01/22		90,000	90,000

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Maryland — 0.35%
City of Baltimore General Obligation, School Improvements, Series C
5.00%	10/15/25	$100,000	$100,442

New York — 0.49%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	150,000	140,683

Total Municipal Bonds
(Cost $687,702)			660,781

Total Bonds — 87.55%
(Cost $26,449,164)			24,773,471

Issues		Shares	Value

COMMON STOCK — 0.08%

Communications — 0.08%
Intelsat Emergence SA3,5,6,8
(Luxembourg)		772	21,230

Total Common Stock
(Cost $25,862)

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,8
(Luxembourg)		80	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,8
(Luxembourg)		80	—

			—

Total Rights
(Cost $–)			—

Issues		Shares	Value

MUTUAL FUNDS — 0.05%

Mutual Funds — 0.05%
SPDR S&P 500 ETF Trust[10]		38	13,573

Total Mutual Funds
(Cost $14,635)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 10.21%

Money Market Funds — 0.22%
Dreyfus Government Cash Management Fund
2.75%[11]		12,000	12,000
Fidelity Investments Money Market Funds - Government Portfolio
2.74%[11]		20,011	20,011

See accompanying Notes to Financial Statements.

29 / Semi-Annual Report September 2022

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
2.80%[11]		30,000	$30,000

			62,011

U.S. Agency Discount Notes — 3.68%
Federal Home Loan Bank
1.04%[12]	06/14/24	$500,000	472,124
1.20%[12]	12/23/24	495,000	461,361
1.61%[12]	09/04/24	115,000	108,816

			1,042,301

U.S. Treasury Bills — 6.31%
U.S. Treasury Bills
2.83%[12]	01/05/23	1,800,000	1,784,793

Total Short-Term Investments
(Cost $2,958,851)			2,889,105

Total Investments - 97.89%
(Cost $29,448,512)			27,697,379

Cash and Other Assets, Less Liabilities - 2.11%			597,816

Net Assets - 100.00%			$28,295,195

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $55,355, which is 0.20% of total net assets.
[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2022.
[10]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[11]	Represents the current yield as of September 30, 2022.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	157	12/16/22	$28,238,413	$(3,821,193)	$(3,821,193)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 30

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 97.79%

ASSET-BACKED SECURITIES — 0.42%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[1,2,3]	$41,046	$36,143

Total Asset-Backed Securities
(Cost $41,046)

CORPORATES — 88.91%*

Banking — 12.72%
Bank of America Corp.
1.73%	07/22/27	[3]	138,000	118,448
2.69%	04/22/32	[3]	95,000	74,092
Bank of America Corp.
(MTN)
2.09%	06/14/29	[3]	110,000	89,497
3.97%	03/05/29	[3]	20,000	18,090
4.08%	03/20/51	[3]	20,000	15,079
4.27%	07/23/29	[3]	15,000	13,700
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[3,4,5]	30,000	24,352
3.09%	05/14/32	[3,4,5]	30,000	21,111
6.54%	08/12/33	[3,4,5]	30,000	27,019
Discover Bank
(BKNT)
3.45%	07/27/26		25,000	22,789
DNB Bank ASA
(Norway)
1.13%	09/16/26	[3,4,5]	50,000	43,715
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29	[3,5]	120,000	93,385
JPMorgan Chase & Co.
1.58%	04/22/27	[3]	70,000	60,609
2.07%	06/01/29	[3]	15,000	12,175
2.58%	04/22/32	[3]	30,000	23,262
3.11%	04/22/51	[3]	70,000	44,382
4.01%	04/23/29	[3]	20,000	18,065
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,5]	10,000	8,515
3.87%	07/09/25	[3,5]	45,000	43,413
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27	[3,4,5]	10,000	8,569
1.63%	09/23/27	[3,4,5]	30,000	25,222
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,5]	50,000	48,619
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,5]	55,000	50,836
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[3]	195,000	167,469
3.35%	03/02/33	[3]	15,000	12,198
4.90%	07/25/33	[3]	10,000	9,199

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
5.01%	04/04/51	[3]	$15,000	$12,988

				1,106,798

Communications — 10.45%
AT&T, Inc.
3.80%	12/01/57		158,000	105,777
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		50,000	35,722
3.75%	02/15/28		10,000	8,853
3.90%	06/01/52		5,000	3,140
5.38%	05/01/47		52,000	40,147
5.75%	04/01/48		20,000	16,178
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		5,000	3,842
Comcast Corp.
1.50%	02/15/31		20,000	15,012
2.94%	11/01/56		23,000	13,772
3.97%	11/01/47		25,000	19,485
4.00%	11/01/49		15,000	11,494
Cox Communications, Inc.
2.60%	06/15/31	[4]	40,000	31,113
Discovery Communications LLC
3.63%	05/15/30		45,000	37,208
Fox Corp.
3.50%	04/08/30		25,000	21,474
Level 3 Financing, Inc.
3.40%	03/01/27	[4]	10,000	8,378
3.88%	11/15/29	[4]	24,000	18,957
Paramount Global
4.20%	05/19/32		20,000	16,237
4.60%	01/15/45		14,000	9,474
Qwest Corp.
7.25%	09/15/25		20,000	20,500
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[4]	35,000	26,906
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[4]	62,500	61,638
5.15%	03/20/28	[4]	15,000	14,691
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[4,5]	40,000	36,003
Time Warner Cable LLC
5.50%	09/01/41		33,000	25,978
T-Mobile USA, Inc.
2.55%	02/15/31		103,000	81,697
3.88%	04/15/30		20,000	17,753
4.50%	04/15/50		22,000	17,676
Verizon Communications, Inc.
2.36%	03/15/32		110,000	84,710
2.55%	03/21/31		17,000	13,579
4.50%	08/10/33		45,000	40,625

See accompanying Notes to Financial Statements.

31 / Semi-Annual Report September 2022

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[5]	$41,000	$29,511
Walt Disney Co. (The)
3.60%	01/13/51		18,000	13,399
6.20%	12/15/34		8,000	8,422

				909,351

Consumer Discretionary — 4.25%
Altria Group, Inc.
3.70%	02/04/51		5,000	3,006
3.88%	09/16/46		11,000	6,989
5.95%	02/14/49		15,000	12,457
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36		30,000	27,074
4.90%	02/01/46		28,000	24,400
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		57,000	47,372
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[4,5]	20,000	18,721
BAT Capital Corp.
4.39%	08/15/37		45,000	32,170
4.54%	08/15/47		50,000	33,239
Church & Dwight Co., Inc.
5.00%	06/15/52		20,000	18,406
Clorox Co. (The)
1.80%	05/15/30		30,000	23,201
Constellation Brands, Inc.
3.75%	05/01/50		35,000	25,519
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[4,5]	35,000	33,639
Reynolds American, Inc.
5.85%	08/15/45		5,000	3,950
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[4]	15,000	12,362
5.14%	03/15/52	[4]	65,000	47,315

				369,820

Electric — 7.81%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50		10,000	7,381
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51		50,000	31,288
Alabama Power Co.
5.50%	03/15/41		9,000	8,455
Alliant Energy Finance LLC
1.40%	03/15/26	[4]	45,000	38,445
Appalachian Power Co.
4.45%	06/01/45		10,000	8,171
Baltimore Gas and Electric Co.
2.90%	06/15/50		43,000	28,199

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Black Hills Corp.
4.35%	05/01/33		$35,000	$30,949
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47		10,000	7,603
Duke Energy Carolinas LLC
3.75%	06/01/45		70,000	53,420
3.88%	03/15/46		15,000	11,709
Duke Energy Corp.
5.00%	08/15/52		10,000	8,550
Evergy, Inc.
2.45%	09/15/24		5,000	4,734
FirstEnergy Transmission LLC
5.45%	07/15/44	[4]	30,000	27,120
Florida Power & Light Co.
4.13%	02/01/42		80,000	67,127
Interstate Power and Light Co.
2.30%	06/01/30		20,000	16,087
ITC Holdings Corp.
4.05%	07/01/23		10,000	9,924
4.95%	09/22/27	[4]	15,000	14,641
Metropolitan Edison Co.
4.00%	04/15/25	[4]	39,000	37,095
MidAmerican Energy Co.
4.25%	05/01/46		10,000	8,395
Narragansett Electric Co. (The)
3.40%	04/09/30	[4]	10,000	8,858
Niagara Mohawk Power Corp.
5.78%	09/16/52	[4]	15,000	14,280
PacifiCorp.
4.13%	01/15/49		60,000	47,923
PECO Energy Co.
4.60%	05/15/52		10,000	8,842
Public Service Co. of New Mexico
3.85%	08/01/25		45,000	41,981
Tucson Electric Power Co.
3.85%	03/15/23		60,000	59,801
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47		20,000	15,427
Virginia Electric and Power Co.
2.45%	12/15/50		17,000	9,953
Vistra Operations Co., LLC
3.55%	07/15/24	[4]	6,000	5,753
Xcel Energy, Inc.
4.80%	09/15/41		55,000	47,328

				679,439

Energy — 5.02%
Aker BP ASA
(Netherlands)
3.10%	07/15/31	[4,5]	30,000	23,666
Boston Gas Co.
3.76%	03/16/32	[4]	10,000	8,446
Energy Transfer LP
4.95%	06/15/28		15,000	13,998

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 32

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
5.00%	05/15/50		$55,000	$43,035
5.40%	10/01/47		6,000	4,891
6.13%	12/15/45		12,000	10,539
EQM Midstream Partners LP
6.50%	07/15/48		8,000	6,169
KeySpan Gas East Corp.
5.82%	04/01/41	[4]	15,000	14,151
Kinder Morgan Energy Partners LP
5.80%	03/15/35		15,000	14,027
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38		5,000	5,039
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		15,000	16,376
NGPL Pipe Co. LLC
3.25%	07/15/31	[4]	20,000	15,759
4.88%	08/15/27	[4]	10,000	9,361
Petroleos Mexicanos
(Mexico)
7.69%	01/23/50	[5]	40,000	24,560
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29		31,000	25,884
3.80%	09/15/30		15,000	12,594
4.50%	12/15/26		13,000	12,316
Rockies Express Pipeline LLC
3.60%	05/15/25	[4]	30,000	27,145
6.88%	04/15/40	[4]	17,000	13,909
Ruby Pipeline LLC
8.00%	04/01/22	[1,2,4,6,7]	5,758	4,808
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	2,735
5.00%	03/15/27		15,000	14,437
Southern Co. Gas Capital Corp.
4.40%	06/01/43		10,000	8,000
5.88%	03/15/41		30,000	29,108
Southern Natural Gas Co. LLC
4.80%	03/15/47	[4]	15,000	12,385
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	40,000	39,991
TransCanada PipeLines Ltd.
(Canada)
5.00%	10/16/43	[5]	15,000	12,990
Williams Cos., Inc. (The)
3.50%	10/15/51		15,000	10,005

				436,324

Finance — 11.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.00%	10/29/28	[5]	15,000	12,100
3.30%	01/30/32	[5]	28,000	21,137
3.88%	01/23/28	[5]	4,000	3,480
Air Lease Corp.
3.63%	12/01/27		19,000	16,363
4.25%	09/15/24		20,000	19,486

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[4,5]	$3,000	$2,351
2.75%	02/21/28	[4,5]	10,000	7,868
2.88%	02/15/25	[4,5]	25,000	22,672
Capital One Financial Corp.
3.27%	03/01/30	[3]	10,000	8,400
Cboe Global Markets, Inc.
3.00%	03/16/32		15,000	12,423
Charles Schwab Corp. (The)
2.90%	03/03/32		20,000	16,537
Citigroup, Inc.
2.57%	06/03/31	[3]	100,000	78,796
2.98%	11/05/30	[3]	5,000	4,119
3.06%	01/25/33	[3]	50,000	39,444
3.52%	10/27/28	[3]	30,000	26,818
3.67%	07/24/28	[3]	25,000	22,517
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[3]	13,000	11,596
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[5]	12,000	10,765
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27	[3]	20,000	16,923
1.95%	10/21/27	[3]	45,000	38,516
1.99%	01/27/32	[3]	40,000	29,619
2.38%	07/21/32	[3]	10,000	7,560
2.60%	02/07/30		100,000	80,717
2.64%	02/24/28	[3]	15,000	13,039
2.65%	10/21/32	[3]	25,000	19,191
Intercontinental Exchange, Inc.
1.85%	09/15/32		30,000	21,912
JPMorgan Chase & Co.
2.95%	02/24/28	[3]	20,000	17,735
2.96%	01/25/33	[3]	65,000	51,249
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28	[4,5]	40,000	33,636
Morgan Stanley
0.99%	12/10/26	[3]	45,000	38,839
2.48%	09/16/36	[3]	30,000	21,512
5.30%	04/20/37	[3]	10,000	9,024
Morgan Stanley
(GMTN)
1.51%	07/20/27	[3]	85,000	72,510
3.77%	01/24/29	[3]	25,000	22,503
Morgan Stanley
(MTN)
1.93%	04/28/32	[3]	55,000	40,512
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[3,4,5]	35,000	34,616
4.36%	08/01/24	[3,4,5]	15,000	14,789

See accompanying Notes to Financial Statements.

33 / Semi-Annual Report September 2022

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
ORIX Corp.
(Japan)
4.00%	04/13/32	[5]	$40,000	$35,132
5.20%	09/13/32	[5]	5,000	4,780
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24	[4,5]	2,000	1,959
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	25,986	26,888
Raymond James Financial, Inc.
3.75%	04/01/51		20,000	14,279
4.65%	04/01/30		25,000	23,555

				1,027,867

Food — 1.74%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.75%	04/01/33	[4,5]	20,000	18,106
6.50%	12/01/52	[4,5]	25,000	22,205
Kraft Heinz Foods Co.
3.75%	04/01/30		5,000	4,413
4.38%	06/01/46		10,000	7,799
4.63%	10/01/39		10,000	8,290
5.00%	07/15/35		10,000	9,100
Mondelez International, Inc.
3.00%	03/17/32		35,000	28,782
Pilgrim’s Pride Corp.
3.50%	03/01/32	[4]	35,000	26,439
Smithfield Foods, Inc.
2.63%	09/13/31	[4]	35,000	25,923

				151,057

Health Care — 11.02%
AbbVie, Inc.
4.05%	11/21/39		10,000	8,109
4.40%	11/06/42		45,000	37,377
4.50%	05/14/35		13,000	11,593
4.55%	03/15/35		20,000	17,972
Alcon Finance Corp.
2.60%	05/27/30	[4]	30,000	24,226
Amgen, Inc.
3.15%	02/21/40		45,000	32,493
4.40%	05/01/45		15,000	12,253
4.88%	03/01/53		20,000	17,644
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		5,000	4,607
Baxter International, Inc.
3.95%	04/01/30		10,000	8,976
Bayer U.S. Finance II LLC
4.38%	12/15/28	[4]	25,000	22,900
4.88%	06/25/48	[4]	30,000	24,585
Becton Dickinson and Co.
3.79%	05/20/50		30,000	22,521
4.67%	06/06/47		5,000	4,335

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Centene Corp.
3.00%	10/15/30		$21,000	$16,676
Children’s Hospital Medical Center
2.82%	11/15/50		20,000	13,199
Cigna Corp.
3.40%	03/15/51		5,000	3,421
3.88%	10/15/47		33,000	24,279
4.38%	10/15/28		15,000	14,179
CommonSpirit Health
2.78%	10/01/30		35,000	28,011
3.91%	10/01/50		10,000	7,137
CVS Health Corp.
5.05%	03/25/48		68,000	59,929
Danaher Corp.
2.80%	12/10/51		30,000	19,178
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		45,000	34,812
Elanco Animal Health, Inc.
6.40%	08/28/28		5,000	4,439
Elevance Health, Inc.
3.70%	09/15/49		10,000	7,326
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50		30,000	19,549
HCA, Inc.
3.63%	03/15/32	[4]	10,000	8,121
5.25%	06/15/49		50,000	40,778
5.38%	09/01/26		29,000	28,240
Humana, Inc.
3.95%	03/15/27		15,000	14,085
Illumina, Inc.
2.55%	03/23/31		35,000	26,904
Johnson & Johnson
4.50%	09/01/40		20,000	18,497
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60		10,000	6,755
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		15,000	10,342
OhioHealth Corp.,
Series 2020
3.04%	11/15/50		15,000	10,721
PerkinElmer, Inc.
2.25%	09/15/31		20,000	15,073
2.55%	03/15/31		35,000	27,250
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		40,000	30,348
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[5]	45,000	37,204
Sharp HealthCare,
Series 20B
2.68%	08/01/50		50,000	30,252

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 34

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[5]	$30,000	$22,509
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[5]	30,000	23,686
UnitedHealth Group, Inc.
2.90%	05/15/50		45,000	29,488
3.70%	08/15/49		10,000	7,590
4.25%	04/15/47		15,000	12,427
Universal Health Services, Inc.
1.65%	09/01/26	[4]	40,000	33,575
West Virginia United Health System Obligated Group, Series 2020
3.13%	06/01/50		35,000	22,778

				958,349

Industrials — 2.73%
Amcor Flexibles North America, Inc.
2.63%	06/19/30		5,000	3,986
BAE Systems Holdings, Inc.
3.85%	12/15/25	[4]	20,000	19,061
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30	[4,5]	30,000	26,015
Berry Global, Inc.
0.95%	02/15/24		15,000	14,096
1.57%	01/15/26		28,000	24,483
Boeing Co. (The)
5.93%	05/01/60		12,000	10,293
CCL Industries, Inc.
(Canada)
3.05%	06/01/30	[4,5]	25,000	20,115
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[8]	10,000	9,504
Northrop Grumman Corp.
5.15%	05/01/40		28,000	26,286
Sealed Air Corp.
1.57%	10/15/26	[4]	20,000	16,823
Sonoco Products Co.
3.13%	05/01/30		10,000	8,331
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[4,5]	5,000	4,623
3.90%	03/22/23	[4,5]	50,000	49,737
WRKCo, Inc.
3.00%	06/15/33		5,000	3,874

				237,227

Information Technology — 4.27%
Amazon.com, Inc.
2.50%	06/03/50		47,000	29,349
Analog Devices, Inc.
2.95%	10/01/51		15,000	10,010

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Apple, Inc.
2.65%	05/11/50		$50,000	$33,081
Broadcom, Inc.
2.60%	02/15/33	[4]	30,000	21,521
3.14%	11/15/35	[4]	25,000	17,598
3.42%	04/15/33	[4]	15,000	11,528
CDW LLC/CDW Finance Corp.
3.28%	12/01/28		25,000	20,858
Fiserv, Inc.
2.65%	06/01/30		15,000	12,176
Intel Corp.
3.05%	08/12/51		15,000	9,625
3.25%	11/15/49		5,000	3,326
Micron Technology, Inc.
2.70%	04/15/32		25,000	18,219
NVIDIA Corp.
3.50%	04/01/50		20,000	14,704
Oracle Corp.
3.60%	04/01/50		60,000	37,657
3.95%	03/25/51		47,000	31,242
salesforce, Inc.
2.90%	07/15/51		20,000	13,224
Skyworks Solutions, Inc.
0.90%	06/01/23		25,000	24,331
Take-Two Interactive Software, Inc.
4.00%	04/14/32		40,000	34,837
VMware, Inc.
1.00%	08/15/24		30,000	27,786

				371,072

Insurance — 6.07%
Allstate Corp. (The)
3.85%	08/10/49		20,000	15,541
Aon Corp.
2.80%	05/15/30		25,000	20,747
Aon Corp./Aon Global Holdings PLC
2.05%	08/23/31		10,000	7,507
3.90%	02/28/52		25,000	18,526
Arthur J Gallagher & Co.
3.05%	03/09/52		20,000	12,385
Athene Global Funding
1.61%	06/29/26	[4]	15,000	12,771
1.99%	08/19/28	[4]	10,000	7,915
(SOFR Index plus 0.70%)
3.44%	05/24/24	[4,8]	30,000	29,446
Berkshire Hathaway Finance Corp.
2.85%	10/15/50		25,000	16,161
Brown & Brown, Inc.
2.38%	03/15/31		45,000	33,783
Farmers Insurance Exchange
4.75%	11/01/57	[3,4]	55,000	45,449
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70	[4]	45,000	29,915
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50	[4]	17,000	11,641

See accompanying Notes to Financial Statements.

35 / Semi-Annual Report September 2022

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
MMI Capital Trust I,
Series B
7.63%	12/15/27		$25,000	$26,803
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[3,4]	45,000	45,006
New York Life Insurance Co.
3.75%	05/15/50	[4]	45,000	33,412
Northwestern Mutual Life Insurance Co. (The)
3.45%	03/30/51	[4]	39,000	27,028
Principal Life Global Funding II
0.75%	04/12/24	[4]	25,000	23,334
Progressive Corp. (The)
3.70%	03/15/52		10,000	7,656
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[4]	5,000	3,423
4.38%	09/15/54	[3,4]	65,000	62,326
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	8,248
Willis North America, Inc.
2.95%	09/15/29		35,000	28,837

				527,860

Materials — 0.42%
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[4]	5,000	4,393
2.30%	11/01/30	[4]	15,000	11,532
5.00%	09/26/48		25,000	20,925

				36,850

Real Estate Investment Trust (REIT) — 6.57%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29		11,000	10,230
American Assets Trust LP
3.38%	02/01/31		30,000	23,932
American Homes 4 Rent LP
2.38%	07/15/31		15,000	11,377
Boston Properties LP
2.55%	04/01/32		10,000	7,396
3.40%	06/21/29		5,000	4,243
Crown Castle, Inc.
3.30%	07/01/30		50,000	41,934
CubeSmart LP
2.25%	12/15/28		20,000	16,271
4.38%	02/15/29		5,000	4,607
Equinix, Inc.
3.90%	04/15/32		37,000	31,505
Essex Portfolio LP
2.65%	03/15/32		5,000	3,907
Extra Space Storage LP
3.90%	04/01/29		25,000	22,235
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		2,000	1,521
4.00%	01/15/30		65,000	54,501
Healthcare Reality Holdings LP
2.00%	03/15/31		20,000	14,721

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Healthcare Realty Holdings LP
3.63%	01/15/28		$30,000	$26,460
Hudson Pacific Properties LP
3.95%	11/01/27		50,000	44,706
Invitation Homes Operating Partnership LP
2.30%	11/15/28		30,000	24,060
Kilroy Realty LP
2.50%	11/15/32		15,000	10,835
2.65%	11/15/33		15,000	10,545
Life Storage LP
2.20%	10/15/30		40,000	30,515
LXP Industrial Trust
2.38%	10/01/31		5,000	3,654
2.70%	09/15/30		45,000	34,686
Physicians Realty LP
2.63%	11/01/31		5,000	3,801
Piedmont Operating Partnership LP
2.75%	04/01/32		45,000	32,243
SL Green Operating Partnership LP
3.25%	10/15/22		45,000	44,967
VICI Properties LP
5.13%	05/15/32		20,000	17,772
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25	[4]	28,000	26,396
Weyerhaeuser Co.
3.38%	03/09/33		15,000	12,174

				571,194

Retail — 0.69%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[4,5]	45,000	30,475
Lowe’s Cos., Inc.
5.63%	04/15/53		10,000	9,256
McDonald’s Corp.
(MTN)
4.20%	04/01/50		15,000	12,081
Starbucks Corp.
3.00%	02/14/32		10,000	8,300

				60,112

Services — 1.40%
Global Payments, Inc.
4.95%	08/15/27		35,000	33,432
Moody’s Corp.
2.75%	08/19/41		20,000	13,283
3.75%	02/25/52		15,000	11,110
4.25%	08/08/32		10,000	9,118
RELX Capital, Inc.
4.00%	03/18/29		35,000	32,190
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[5]	5,000	4,180
3.05%	04/01/50	[5]	10,000	6,754
3.20%	06/01/32	[5]	10,000	8,404

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
William Marsh Rice University
2.60%	05/15/50		$5,000	$3,286

				121,757

Transportation — 1.58%
Burlington Northern Santa Fe LLC
3.30%	09/15/51		20,000	14,246
Canadian Pacific Railway Co.
(Canada)
2.45%	12/02/31	[5]	10,000	8,031
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		22,010	18,828
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		13,354	10,979
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		27,055	23,983
Norfolk Southern Corp.
3.00%	03/15/32		5,000	4,197
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		19,090	19,129
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		12,758	12,417
Union Pacific Corp.
3.84%	03/20/60		25,000	18,650
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28		7,621	6,575

				137,035

Water — 0.35%
American Water Capital Corp.
3.45%	05/01/50		11,000	7,947
Essential Utilities, Inc.
5.30%	05/01/52		25,000	22,544

				30,491

Total Corporates
(Cost $9,754,949)				7,732,603

MORTGAGE-BACKED — 0.51%**

Non-Agency Commercial Mortgage-Backed — 0.21%
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.29%	03/10/46	[3]	294,307	578
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.00%	09/10/47	[1,2,3]	591,311	7,237
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
1.00%	12/10/47	[3]	427,773	5,899

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.58%	08/10/43	[3,4]	$1,269,541	$4,077
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[3,4]	82,518	1
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C6, Class XA (IO)
1.33%	11/15/45	[1,2,3,4]	40	—
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.18%	08/10/49	[1,2,3,4]	274,716	50

				17,842

U.S. Agency Commercial Mortgage-Backed — 0.21%
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51	[3]	512,880	16,953
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.32%	01/16/53	[3]	152,394	1,360

				18,313

U.S. Agency Mortgage-Backed — 0.09%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
2.92%	11/25/41	[8]	30,521	2,142
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		6,926	6,020

				8,162

Total Mortgage-Backed
(Cost $188,850)				44,317

MUNICIPAL BONDS — 3.28%*

California — 1.25%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35		35,000	25,917
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41		25,000	17,770
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38		15,000	12,859
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34		5,000	5,524
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60		5,000	3,313

See accompanying Notes to Financial Statements.

37 / Semi-Annual Report September 2022

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
San Francisco City & County Airport Commercial-San Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	$35,000	$27,801
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	10,000	10,337
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AJ
4.60%	05/15/31	5,000	4,814

			108,335

Florida — 0.15%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	13,158

Massachusetts — 0.18%
Massachusetts School Building Authority Revenue Bonds, Series A
2.50%	02/15/37	10,000	7,284
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	10,000	8,396

			15,680

Michigan — 0.49%
University of Michigan Revenue Bonds, Series C
3.50%	04/01/34	35,000	31,118
University of Michigan Revenue Bonds, Taxable, Revenue Bonds, University & College Improvements, Series A
3.50%	04/01/52	15,000	11,534

			42,652

New York — 1.07%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	25,000	19,262
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	4,531
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,609
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	20,000	14,848
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements
3.96%	08/01/32	30,000	27,139
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	10,000	7,763
2.59%	03/15/35	20,000	15,327

			93,479

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Ohio — 0.14%
Ohio, Taxable Revenue Bonds, Advanced Refunding, Cleveland Clinic
2.89%	01/01/32		$15,000	$12,404

Total Municipal Bonds
(Cost $357,523)				285,708

U.S. TREASURY SECURITIES — 4.67%

U.S. Treasury Bonds — 1.03%
U.S. Treasury Bonds
3.00%	08/15/52		79,000	68,212
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.13%	02/15/52	[9]	17,028	10,792
0.63%	07/15/32	[9]	12,236	11,112

				90,116

U.S. Treasury Notes — 3.64%
U.S. Treasury Notes
2.75%	08/15/32		213,000	194,895
3.88%	09/30/27		121,000	121,425

				316,320

Total U.S. Treasury Securities
(Cost $408,772)				406,436

Total Bonds — 97.79%
(Cost $10,751,140)				8,505,207

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 0.29%

Money Market Funds — 0.29%
Fidelity Investments Money Market Funds - Government Portfolio
2.74%[10]			20,473	20,473
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
2.80%[10]			4,500	4,500

Total Short-Term Investments
(Cost $24,973)				24,973

Total Investments - 98.08%
(Cost $10,776,113)				8,530,180

Cash and Other Assets, Less Liabilities - 1.92%				167,307

Net Assets - 100.00%				$8,697,487

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $48,238, which is 0.55% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Foreign denominated security issued by foreign domiciled entity.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents the current yield as of September 30, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	12	12/30/22	$2,464,688	$(39,153)	$(39,153)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	7	12/20/22	(829,391)	53,489	53,489
U.S. Treasury Ultra Bond	1	12/20/22	(137,000)	13,131	13,131

			(966,391)	66,620	66,620

TOTAL FUTURES CONTRACTS			$1,498,297	$27,467	$27,467

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
		3-month USD
Interest Rate Swap[1]	09/28/53	LIBOR	Quarterly	1.87%	Semi-annually	$95	$24,185	$—	$24,185
				3-month USD
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	LIBOR	Quarterly	1,130	(58,164)	—	(58,164)
				3-month USD
Interest Rate Swap[1]	06/10/24	1.95%	Annual	LIBOR	Annual	660	(24,716)	—	(24,716)

TOTAL SWAPS CONTRACTS						$1,885	$(58,695)	$—	$(58,695)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

39 / Semi-Annual Report September 2022

ESG Securitized Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 107.54%

ASSET-BACKED SECURITIES — 5.91%**
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2
1.94%	08/15/46	[1]	$150,000	$128,887
Flexential Issuer,
Series 2021-1A, Class A2
3.25%	11/27/51	[1]	150,000	130,575
GoodLeap Sustainable Home Solutions Trust,
Series 2022-1GS, Class A
2.70%	01/20/49	[1]	65,168	55,051
Loanpal Solar Loan Ltd.,
Series 2021-1GS, Class A
2.29%	01/20/48	[1]	169,127	138,463
Sunnova Helios VII Issuer LLC,
Series 2021-C, Class A
2.03%	10/20/48	[1]	186,618	158,376

Total Asset-Backed Securities
(Cost $715,935)				611,352

MORTGAGE-BACKED — 89.20%**

Non-Agency Commercial Mortgage-Backed — 35.72%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class A1A1
3.90%	08/10/35	[1]	150,000	143,187
BX Commercial Mortgage Trust,
Series 2022-AHP, Class AS
(CME Term SOFR 1-Month plus 1.49%)
4.34%	01/17/39	[1,2]	155,000	150,577
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	125,000	110,624
CAMB Commercial Mortgage Trust,
Series 2021-CX2, Class B
2.86%	11/10/46	[1,3]	150,000	115,440
Commercial Mortgage Trust,
Series 2019-521F, Class A
(LIBOR USD 1-Month plus 0.90%)
3.72%	06/15/34	[1,2]	150,000	146,525
Commercial Mortgage Trust,
Series 2020-CX, Class A
2.17%	11/10/46	[1]	176,000	137,655
Commercial Mortgage Trust,
Series 2022-HC, Class A
2.82%	01/10/39	[1]	150,000	130,808
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.65%	10/10/34	[1,3]	150,000	133,701
DOLP Trust,
Series 2021-NYC, Class A
2.96%	05/10/41	[1]	150,000	120,810
DROP Mortgage Trust,
Series 2021-FILE, Class A
(LIBOR USD 1-Month plus 1.15%)
3.97%	10/15/43	[1,2]	150,000	145,092

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Frost CMBS DAC,
Series 2021-1A, Class GBB
(Ireland)
(SONIA plus 1.65%)
3.64%	11/20/33	[1,2,4]	$250,000	$264,867
Grace Trust,
Series 2020-GRCE, Class B
2.60%	12/10/40	[1]	150,000	117,011
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	150,000	130,079
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,3]	150,000	126,195
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	150,000	129,708
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A
(LIBOR USD 1-Month plus 0.80%)
3.62%	05/15/36	[1,2]	130,000	128,877
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class C
3.02%	11/05/44	[1,3]	125,000	91,662
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class F
3.02%	11/05/44	[1,3]	200,000	116,908
Manhattan West Mortgage Trust,
Series 2020-1MW, Class A
2.13%	09/10/39	[1]	160,000	136,207
MFT Mortgage Trust,
Series 2020-B6, Class B
3.39%	08/10/40	[1,3]	150,000	114,161
Morgan Stanley Capital I Trust,
Series 2020-CNP, Class A
2.51%	04/05/42	[1,3]	150,000	119,090
Natixis Commercial Mortgage Securities Trust,
Series 2019-10K, Class A
3.62%	05/15/39	[1]	150,000	130,782
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	150,000	123,521
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(LIBOR USD 1-Month plus 1.25%)
4.07%	01/15/36	[1,2]	150,000	144,877
SFO Commercial Mortgage Trust,
Series 2021-555, Class C
(LIBOR USD 1-Month plus 1.80%)
4.62%	05/15/38	[1,2]	130,000	121,382
Shops at Crystals Trust,
Series 2016-CSTL, Class A
3.13%	07/05/36	[1]	150,000	131,305
SLG Office Trust,
Series 2021-OVA, Class A
2.59%	07/15/41	[1]	100,000	80,497

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 40

ESG Securitized Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
STWD Mortgage Trust,
Series 2021-LIH, Class A
(LIBOR USD 1-Month plus 0.86%)
3.68%	11/15/36	[1,2]	$160,000	$153,717

				3,695,265

Non-Agency Mortgage-Backed — 0.84%
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/22)
4.25%	08/25/54	[1]	99,186	86,774

U.S. Agency Commercial Mortgage-Backed — 1.11%
Freddie Mac Multifamily ML Certificates,
Series 2021-ML12, Class XUS (IO)
1.30%	07/25/41	[3]	1,092,323	114,498

U.S. Agency Mortgage-Backed — 51.53%
Fannie Mae Pool AL9266
3.00%	10/01/46		139,231	123,294
Fannie Mae Pool BO2256
3.00%	10/01/49		316,493	278,375
Fannie Mae Pool BV9977
3.50%	06/01/52		98,359	88,780
Fannie Mae Pool BW0000
4.00%	07/01/52		99,066	92,114
Fannie Mae Pool CA5496
3.00%	04/01/50		396,560	350,162
Fannie Mae Pool CB4211
4.50%	07/01/52		124,071	118,176
Fannie Mae Pool FM2870
3.00%	03/01/50		245,521	216,641
Fannie Mae Pool FM3687
2.50%	06/01/50		354,784	301,828
Fannie Mae Pool FS1598
2.00%	04/01/52		122,171	99,356
Fannie Mae Pool MA4398
2.00%	08/01/51		173,564	141,389
Fannie Mae Pool MA4414
2.50%	09/01/51		201,453	169,745
Fannie Mae REMICS,
Series 2019-25, Class PA
3.00%	05/25/48		237,543	218,006
Freddie Mac Gold Pool G67707
3.50%	01/01/48		215,830	199,142
Freddie Mac Gold Pool G67708
3.50%	03/01/48		42,237	38,676
Freddie Mac Pool QA7550
3.00%	03/01/50		71,095	62,488
Freddie Mac Pool QA8518
3.00%	04/01/50		85,872	75,476
Freddie Mac Pool RA3282
3.00%	08/01/50		390,550	344,367
Freddie Mac Pool RA5552
3.00%	07/01/51		246,944	215,659
Freddie Mac Pool RA5855
2.50%	09/01/51		207,976	175,236

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool RA6528
2.50%	02/01/52		$23,463	$19,751
Freddie Mac Pool RA7091
2.50%	03/01/52		145,346	122,312
Freddie Mac Pool RA7543
4.00%	06/01/52		122,613	113,828
Freddie Mac Pool SD7511
3.50%	01/01/50		38,100	34,746
Freddie Mac Pool SD8222
4.00%	06/01/52		97,709	90,642
Freddie Mac REMICS,
Series 3067, Class FA
(LIBOR USD 1-Month plus 0.35%)
3.17%	11/15/35	[2]	65,895	65,524
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
3.12%	04/15/35	[2]	18,038	18,004
Freddie Mac REMICS,
Series 3210, Class F
(LIBOR USD 1-Month plus 0.40%)
3.22%	05/15/36	[2]	4,883	4,885
Freddie Mac REMICS,
Series 4139, Class DA
1.25%	12/15/27		28,408	26,363
Ginnie Mae (TBA)
2.50%	10/20/52		150,000	128,610
UMBS (TBA)
2.00%	10/01/52		150,000	121,288
2.00%	11/01/52		450,000	363,820
2.50%	10/01/52		150,000	125,882
2.50%	11/01/52		225,000	188,788
3.00%	10/01/52		25,000	21,725
4.00%	10/01/52		75,000	69,525
4.50%	10/01/52		275,000	261,729
5.00%	10/01/52		250,000	243,595

				5,329,927

Total Mortgage-Backed
(Cost $10,534,106)				9,226,464

U.S. TREASURY SECURITIES — 12.43%

U.S. Treasury Bonds — 3.79%
U.S. Treasury Bonds
2.00%	11/15/41		5,000	3,584
2.38%	02/15/42		65,000	49,837
3.00%	08/15/52		392,000	338,467

				391,888

U.S. Treasury Notes — 8.64%
U.S. Treasury Notes
2.75%	08/15/32		681,000	623,115
3.50%	09/15/25		51,000	49,964
3.88%	09/30/27		74,000	74,260

See accompanying Notes to Financial Statements.

41 / Semi-Annual Report September 2022

ESG Securitized Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.13%	09/30/24	$147,000	$147,078

			894,417

Total U.S. Treasury Securities
(Cost $1,365,742)			1,286,305

Total Bonds — 107.54%
(Cost $12,615,783)			11,124,121

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 9.57%

Money Market Funds — 8.65%
Fidelity Investments Money Market Funds - Government Portfolio
2.74%[5]		894,956	894,956

U.S. Agency Discount Notes — 0.92%
Federal Home Loan Bank
1.04%[6]	06/14/24	100,000	94,424

Total Short-Term Investments
(Cost $994,955)			989,380

Total Investments - 117.11%
(Cost $13,610,738)			12,113,501

Liabilities in Excess of Other Assets - (17.11)%			(1,769,616)

Net Assets - 100.00%			$10,343,885

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]	Represents the current yield as of September 30, 2022.
[6]	Represents annualized yield at date of purchase.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GBP): British Pound

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 302,684	GBP 247,000	Citigroup Global Markets, Inc.	10/07/22	$26,916

GBP 13,000	USD 14,712	Citibank N.A.	10/07/22	(198)

NET UNREALIZED APPRECIATION				$26,718

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	15	12/30/22	$3,080,859	$(49,416)	$(49,416)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	3	12/30/22	(322,523)	3,924	3,924

TOTAL FUTURES CONTRACTS			$2,758,336	$(45,492)	$(45,492)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 42

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 110.44%

ASSET-BACKED SECURITIES — 12.87%**
AGL CLO 13 Ltd.,
Series 2021-13A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.36%	10/20/34	[1,2,3]	$600,000	$560,580
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	10/17/34	[1,2,3]	185,000	176,811
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	700,000	566,514
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.65%	10/16/28	[1,2,3]	4,737	4,706
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[1]	450,000	436,421
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37	[1]	635,000	596,243
AMSR Trust,
Series 2021-SFR3, Class G
3.80%	10/17/38	[1]	600,000	499,651
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.77%)
4.55%	10/25/30	[1,2,3]	250,000	238,565
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.72%	10/25/45	[1,4]	3,395,595	186,512
Carvana Auto Receivables Trust,
Series 2020-P1, Class R
0.00%	09/08/27	[1]	1,300	229,499
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28	[1]	1,500	472,267
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29	[1]	3,050	532,210
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
4.33%	10/24/30	[1,2,3]	575,000	551,425
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31	[1,3,4]	575,000	300,973

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd.,
Series 2022-2A, Class INCB
(Cayman Islands)
0.00%	04/19/35	[1,3,4]	$475,000	$409,830
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.21%	10/15/52	[1,4]	568,193	25,718
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.71%	04/15/53	[1,4]	4,459,000	378,693
Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.56%	05/15/32	[1,2,3]	925,000	877,335
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.41%	04/15/29	[1,2,3]	58,284	57,390
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
4.11%	08/15/30	[1,2,3]	10,000	9,873
Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.36%	10/20/34	[1,2,3]	440,000	411,052
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37	[1]	1,288,000	1,153,275
FirstKey Homes Trust,
Series 2021-SFR3, Class E1
2.99%	12/17/38	[1]	944,000	805,953
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
3.85%	07/19/34	[1,2,3]	1,290,360	1,234,547
FRTKL,
Series 2021-SFR1, Class F
3.17%	09/17/38	[1]	1,000,000	821,121
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.70%	10/15/30	[1,2,3]	335,000	329,804
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.86%	10/20/34	[1,2,3]	250,000	240,750

See accompanying Notes to Financial Statements.

43 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Greenwood Park CLO Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/15/31	[1,3,4]	$675,000	$334,051
HOA Funding, LLC,
Series 2021-1A, Class A2
4.72%	08/20/51	[1]	881,100	679,224
Invesco CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/15/34	[1,3,4]	650,000	465,745
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	42,001	38,100
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	43,316	38,579
JPMorgan Chase Bank Auto Credit Linked Notes,
Series 2021-1, Class R
28.35%	09/25/28	[1]	528,193	591,580
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.89%	04/19/33	[1,2,3]	1,000,000	974,685
Navient Student Loan Trust,
Series 2018-4A, Class B
(LIBOR USD 1-Month plus 1.30%)
4.38%	06/27/67	[1,2]	850,000	787,872
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
3.98%	06/25/54	[1,2]	630,000	612,114
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.55%	04/15/34	[1,2,3]	1,200,000	1,148,040
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33	[1,3,4]	275,000	211,627
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
4.13%	11/20/30	[1,2,3]	325,000	319,629
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.21%	10/15/34	[1,2,3]	700,000	647,920
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	01/17/31	[1,2,3]	725,000	713,400

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34	[1,3,4]	$625,000	$422,438
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.59%)
3.67%	08/25/40	[1,2]	31,513	30,882
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38	[1]	819,000	705,175
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38	[1]	838,000	696,945
Progress Residential Trust,
Series 2021-SFR9, Class E1
2.81%	11/17/40	[1]	1,531,000	1,222,502
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38	[1]	1,050,000	912,239
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26	[1]	1,211,000	1,050,557
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.11%	10/15/32	[1,2,3]	750,000	693,842
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
3.53%	10/15/29	[1,2,3]	53,914	52,796
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.90%	10/20/30	[1,2,3]	810,000	794,386
Santander Consumer Auto Receivables Trust,
Series 2021-CA, Class R
0.00%	06/15/28	[1]	5,150	656,491
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	501,670	441,744
SLM Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.50%)
3.28%	07/25/39	[2]	165,294	151,872
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
4.48%	07/25/23	[2]	82,294	81,752
SLM Student Loan Trust,
Series 2008-7, Class A4
(LIBOR USD 3-Month plus 0.90%)
3.68%	07/25/23	[2]	15,279	14,804

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 44

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	$10,000	$8,835
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29	[1,3,4]	975,000	740,070
Textainer Marine Containers VII Ltd.,
Series 2021-1A, Class B
(Bermuda)
2.52%	02/20/46	[1,3]	670,119	562,207
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36	[1]	800,000	775,006
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	01/15/32	[1,2,3]	250,000	237,320

Total Asset-Backed Securities
(Cost $32,357,032)				29,922,147

BANK LOANS — 4.84%*

Communications — 0.18%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.37%	03/15/27	[2]	122,790	112,018
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	49,118	46,079
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.44%	05/01/28	[2]	123,125	115,045
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 8.00%)
11.13%	12/20/24	[2,5]	246,250	150,213

				423,355

Consumer Discretionary — 0.30%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
6.49%	12/23/27	[2]	147,750	130,759
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
6.15%	01/24/29	[2]	249,375	229,702
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	246,250	229,766

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	10/22/26	[2]	$97,990	$94,193

				684,420

Electric — 0.56%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	12/10/27	[2]	264,193	256,664
Calpine Corp.,
Term Loan B9, 1st Lien
(LIBOR plus 2.00%)
5.12%	04/05/26	[2]	245,558	236,759
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.18%	02/10/28	[2]	395,000	335,750
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.74% - 4.87%	12/31/25	[2]	490,307	474,678

				1,303,851

Entertainment — 0.47%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25	[2]	122,619	52,863
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24	[2]	816,308	972,937
Term Loan, 1st Lien
(SOFR plus 9.00%)
13.27%	09/07/23	[2,7]	55,563	56,759

				1,082,559

Finance — 0.22%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.62%	09/30/26	[2]	270,189	252,852
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	10,894	10,304
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.31%	05/06/29	[2]	271,563	254,250

				517,406

See accompanying Notes to Financial Statements.

45 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming — 0.01%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	$10,895	$10,138
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.91%	04/13/29	[2]	10,923	10,639

				20,777

Health Care — 0.72%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.06%	11/08/27	[2]	39,236	38,298
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.76%	01/15/25	[2]	275,000	269,127
Buckeye Partners LP,
Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
5.37%	11/01/26	[2]	245,625	239,945
Certara Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	08/15/26	[2]	271,563	262,737
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
5.67%	12/30/26	[2]	270,151	263,397
Horizon Therapeutics USA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.88%	03/15/28	[2]	270,875	260,802
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	03/31/27	[2]	98,003	86,855
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	265,956	252,758
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	10,894	10,118

				1,684,037

Industrials — 0.46%
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
4.18%	07/01/26	[2]	357,442	346,909

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	$318,500	$297,500
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	10,895	10,636
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.92%	04/15/28	[2]	167,875	135,979
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.04% - 6.73%	03/11/25	[2]	197,010	185,534
TransDigm, Inc.,
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
5.92%	12/09/25	[2]	4,552	4,372
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[2]	98,930	87,182

				1,068,112

Information Technology — 1.18%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.93%	08/15/25	[2]	270,089	262,212
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,8]	852,935	766,362
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	10,950	10,574
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.37%	12/16/25	[2]	73,875	68,288
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	08/14/25	[2]	270,089	250,803
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	246,241	235,283
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	10/01/25	[2]	309,150	290,601

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 46

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.96%	11/18/27	[2,9]	$376,447	$349,155
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.30%	09/23/26	[2]	15,223	14,779
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	272,250	255,764
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	270,188	238,103

				2,741,924

Insurance — 0.10%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	248,092	227,520

Real Estate Investment Trust (REIT) — 0.18%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.80%	07/17/28	[2,10]	248,994	201,218
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.06%	02/17/28	[2]	246,250	225,319

				426,537

Retail — 0.26%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.07%	02/19/28	[2]	171,939	164,895
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
6.81%	10/02/28	[2]	470,250	443,044

				607,939

Services — 0.09%
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	10,895	10,374
Trans Union LLC,
Term Loan B6, 1st Lien
(LIBOR plus 2.25%)
5.37%	12/01/28	[2]	198,135	192,316

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	$10,895	$10,332

				213,022

Transportation — 0.11%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.37%	09/01/27	[2]	275,000	254,375

Total Bank Loans
(Cost $11,895,815)				11,255,834

CORPORATES — 33.30%*

Banking — 5.51%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29	[1,3,4]	270,000	214,278
Bank of America Corp.
2.30%	07/21/32	[4]	485,000	363,749
2.57%	10/20/32	[4]	130,000	99,579
2.69%	04/22/32	[4]	55,000	42,895
2.97%	02/04/33	[4]	145,000	113,687
3.00%	12/20/23	[4]	170,000	169,118
3.42%	12/20/28	[4]	310,000	275,086
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	245,000	181,454
2.02%	02/13/26	[4]	375,000	344,416
2.09%	06/14/29	[4]	310,000	252,218
3.82%	01/20/28	[4]	125,000	114,955
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	500,000	434,052
Bank of America Corp.,
Series RR
4.38%[4,11]			100,000	81,174
Comerica, Inc.
5.63%[4,11]			15,000	14,748
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	600,000	487,040
3.09%	05/14/32	[1,3,4]	1,160,000	816,274
6.54%	08/12/33	[1,3,4]	75,000	67,548
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	410,000	241,361
Discover Bank
2.45%	09/12/24		230,000	217,712
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	220,000	200,912

See accompanying Notes to Financial Statements.

47 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	$510,000	$426,802
2.01%	09/22/28	[3,4]	350,000	281,711
2.87%	11/22/32	[3,4]	500,000	365,538
4.29%	09/12/26	[3,4]	130,000	122,612
4.76%	06/09/28	[3,4]	255,000	234,235
5.40%	08/11/33	[3,4]	200,000	177,196
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	280,000	259,282
1.58%	04/22/27	[4]	700,000	606,088
2.01%	03/13/26	[4]	25,000	22,895
2.58%	04/22/32	[4]	640,000	496,262
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	205,000	174,555
2.91%	11/07/23	[3,4]	160,000	159,617
3.57%	11/07/28	[3,4]	390,000	342,489
3.87%	07/09/25	[3,4]	30,000	28,942
4.98%	08/11/33	[3,4]	415,000	363,934
Macquarie Group Ltd.
(Australia)
2.87%	01/14/33	[1,3,4]	375,000	282,389
3.19%	11/28/23	[1,3,4]	135,000	134,631
5.03%	01/15/30	[1,3,4]	170,000	159,410
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	500,000	486,187
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	325,000	300,393
1.67%	06/14/27	[3,4]	325,000	269,806
3.37%	01/05/24	[3,4]	35,000	34,785
4.80%	11/15/24	[3,4]	245,000	241,703
U.S. Bancorp
3.70%[4,11]			105,000	79,227
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	745,000	639,820
3.35%	03/02/33	[4]	770,000	626,172
3.53%	03/24/28	[4]	525,000	476,801
4.90%	07/25/33	[4]	305,000	280,566

				12,806,304

Communications — 3.62%
AT&T, Inc.
2.55%	12/01/33		897,000	666,011
4.75%	05/15/46		125,000	105,146
Cable One, Inc.
4.00%	11/15/30	[1]	60,000	46,800
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.75%	02/01/32	[1]	450,000	351,661
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%	04/01/31		140,000	106,416
4.80%	03/01/50		250,000	182,638

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
5.38%	05/01/47		$141,000	$108,859
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		520,000	399,534
Cogent Communications Group, Inc.
7.00%	06/15/27	[1]	225,000	213,410
CommScope, Inc.
4.75%	09/01/29	[1]	300,000	246,198
CSC Holdings LLC
3.38%	02/15/31	[1]	175,000	123,543
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	751,000	150,425
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27	[1]	169,000	146,132
DISH Network Corp.
3.38%	08/15/26		837,000	577,949
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	285,000	231,662
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	267,000	209,608
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	335,000	285,146
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23	†,3,5,6,12,13	535,000	—
8.50%	10/15/24	†,1,3,5,6,12,13	270,000	—
9.75%	07/15/25	†,1,3,5,6,12,13	360,000	—
Level 3 Financing, Inc.
3.63%	01/15/29	[1]	40,000	29,679
3.75%	07/15/29	[1]	250,000	183,701
3.88%	11/15/29	[1]	530,000	418,621
Lumen Technologies, Inc.
4.50%	01/15/29	[1]	500,000	353,750
5.38%	06/15/29	[1]	675,000	503,198
Netflix, Inc.
4.63%	05/15/29		100,000	91,831
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	400,000	350,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[1]	328,125	323,600
5.15%	03/20/28	[1]	495,000	484,794
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	200,000	161,852
Time Warner Cable LLC
5.50%	09/01/41		80,000	62,977
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31	[1,3]	375,000	285,000

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 48

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	$60,000	$43,188
5.25%	05/30/48	[3]	300,000	249,280
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	750,000	573,558
Zayo Group Holdings, Inc.
4.00%	03/01/27	[1]	185,000	148,899

				8,415,066

Consumer Discretionary — 1.53%
Anheuser-Busch Cos.LLC/Anheuser-Busch InBev Worldwide, Inc.
4.90%	02/01/46		115,000	100,215
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	165,000	158,359
BAT Capital Corp.
3.56%	08/15/27		165,000	144,973
4.39%	08/15/37		150,000	107,233
5.65%	03/16/52		430,000	330,843
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26	[3]	83,000	71,839
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	100,000	45,254
Constellation Brands, Inc.
4.35%	05/09/27		305,000	293,157
Everi Holdings, Inc.
5.00%	07/15/29	[1]	350,000	289,555
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	160,000	153,779
6.13%	07/27/27	[1,3]	195,000	192,256
Reynolds American, Inc.
5.70%	08/15/35		100,000	84,898
5.85%	08/15/45		95,000	75,046
Spectrum Brands, Inc.
5.50%	07/15/30	[1]	850,000	673,625
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[1]	190,000	156,579
5.05%	03/15/42	[1]	480,000	359,811
5.14%	03/15/52	[1]	425,000	309,368

				3,546,790

Electric — 1.22%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	245,000	209,310
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	155,000	132,983
American Electric Power Co., Inc.
2.03%	03/15/24		455,000	435,475

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Comision Federal de Electricidad
(Mexico)
4.69%	05/15/29	[1,3]	$200,000	$167,540
Duke Energy Carolinas LLC
4.00%	09/30/42		250,000	202,290
Duke Energy Corp.
4.50%	08/15/32		225,000	203,652
Eversource Energy,
Series O
4.25%	04/01/29		8,000	7,449
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	418,000	355,769
Niagara Mohawk Power Corp.
5.78%	09/16/52	[1]	365,000	347,481
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	280,000	267,271
Pike Corp.
5.50%	09/01/28	[1]	400,000	324,512
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	37,316
Tucson Electric Power Co.
3.85%	03/15/23		140,000	139,536

				2,830,584

Energy — 2.87%
Ecopetrol SA
(Colombia)
6.88%	04/29/30	[3]	200,000	169,000
Energy Transfer LP
4.75%	01/15/26		10,000	9,642
4.90%	03/15/35		20,000	16,895
4.95%	06/15/28		100,000	93,317
5.00%	05/15/50		560,000	438,179
Energy Transfer LP,
Series B
6.63%[4,11]			733,000	537,837
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	369,864	304,865
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		430,000	387,817
Hess Corp.
5.60%	02/15/41		20,000	17,547
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[1,3]	200,000	131,900
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	294,000	262,083
NGPL Pipe Co. LLC
4.88%	08/15/27	[1]	40,000	37,445
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	184,000	124,571
6.35%	02/12/48	[3]	5,000	2,688
6.75%	09/21/47	[3]	15,000	8,391
6.95%	01/28/60	[3]	5,000	2,768

See accompanying Notes to Financial Statements.

49 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32	[1,3]	$200,000	$163,065
3.50%	04/21/30	[1,3]	200,000	182,710
Qatar Energy
Series REGS
(Qatar)
2.25%	07/12/31	[3]	200,000	161,556
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	234,000	193,904
4.95%	07/15/29	[1]	215,000	184,917
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6,12,13]	535,455	447,105
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	65,000	53,669
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		725,000	623,500
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	69,750	68,019
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	30,625	28,081
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	724,500	682,428
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27		600,000	546,270
Venture Global Calcasieu Pass LLC
4.13%	08/15/31	[1]	875,000	726,423
Williams Cos., Inc. (The)
4.30%	03/04/24		60,000	59,262

				6,665,854

Entertainment — 0.32%
Cinemark USA, Inc.
5.25%	07/15/28	[1]	685,000	532,587
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	250,000	217,983

				750,570

Finance — 4.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26	[3]	123,000	104,035
3.30%	01/30/32	[3]	565,000	426,503
3.88%	01/23/28	[3]	5,000	4,350
4.45%	10/01/25	[3]	110,000	104,280
Air Lease Corp.
2.25%	01/15/23		25,000	24,793
Air Lease Corp.
(MTN)
2.88%	01/15/26		380,000	340,526
American Express Co.
2.55%	03/04/27		190,000	169,746

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	$583,000	$456,886
Capital One Financial Corp.
1.34%	12/06/24	[4]	360,000	342,286
Cboe Global Markets, Inc.
3.00%	03/16/32		190,000	157,354
Charles Schwab Corp. (The)
1.95%	12/01/31		305,000	233,078
5.00%[4,11]			200,000	180,250
Citigroup, Inc.
2.56%	05/01/32	[4]	240,000	184,545
2.57%	06/03/31	[4]	375,000	295,486
2.98%	11/05/30	[4]	145,000	119,457
3.06%	01/25/33	[4]	540,000	425,996
3.52%	10/27/28	[4]	435,000	388,860
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	95,000	84,741
Discover Financial Services
3.95%	11/06/24		105,000	102,397
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	235,000	210,805
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	130,000	123,439
1.22%	12/06/23		455,000	436,525
1.95%	10/21/27	[4]	325,000	278,174
2.38%	07/21/32	[4]	170,000	128,528
2.64%	02/24/28	[4]	575,000	499,815
2.65%	10/21/32	[4]	520,000	399,179
3.20%	02/23/23		100,000	99,521
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26	[4]	5,000	4,320
Intercontinental Exchange, Inc.
1.85%	09/15/32		195,000	142,431
4.60%	03/15/33		110,000	102,690
JPMorgan Chase & Co.
1.05%	11/19/26	[4]	270,000	234,060
2.55%	11/08/32	[4]	200,000	152,200
2.74%	10/15/30	[4]	160,000	130,298
2.95%	02/24/28	[4]	120,000	106,411
JPMorgan Chase & Co.,
Series KK
3.65%[4,11]			115,000	93,416
Morgan Stanley
0.99%	12/10/26	[4]	145,000	125,147
2.48%	09/16/36	[4]	170,000	121,905
2.95%	05/07/32	[4]	155,000	134,619
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	120,000	102,366
2.24%	07/21/32	[4]	160,000	120,389

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 50

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	$495,000	$451,212

1.93%	04/28/32	[4]	775,000	570,845
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	200,000	172,329
3.77%	03/08/24	[1,3,4]	380,000	375,828
4.36%	08/01/24	[1,3,4]	130,000	128,177
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	30,000	29,829
5.50%	02/15/24	[1,3]	2,000	1,959
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	151,585	156,849
Raymond James Financial, Inc.
4.65%	04/01/30		145,000	136,619
Vonovia SE
(Georgia)
1.50%	06/14/41	[3]	100,000	53,624

				9,969,078

Food — 1.25%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[1]	500,000	425,935
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[1]	350,000	222,860
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (Canada)
3.75%	12/01/31	[1,3]	385,000	307,945
5.50%	01/15/30	[1,3]	376,000	347,984
Kraft Heinz Foods Co.
3.00%	06/01/26		185,000	170,802
4.88%	10/01/49		70,000	57,979
5.20%	07/15/45		150,000	130,782
Pilgrim’s Pride Corp.
4.25%	04/15/31	[1]	180,000	144,678
5.88%	09/30/27	[1]	184,000	179,097
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	350,000	286,409
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	5,000	4,678
TreeHouse Foods, Inc.
4.00%	09/01/28		800,000	638,956

				2,918,105

Gaming — 0.33%
Caesars Entertainment, Inc.
4.63%	10/15/29	[1]	395,000	303,402
8.13%	07/01/27	[1]	475,000	454,770

				758,172

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care — 3.77%
AbbVie, Inc.
3.85%	06/15/24		$10,000	$9,825
4.50%	05/14/35		324,000	288,938
Amgen, Inc.
3.15%	02/21/40		100,000	72,206
Baxter International, Inc.
0.87%	12/01/23		260,000	248,332
Bayer U.S. Finance II LLC
4.25%	12/15/25	[1]	255,000	244,257
4.38%	12/15/28	[1]	210,000	192,356
4.40%	07/15/44	[1]	245,000	184,879
4.88%	06/25/48	[1]	80,000	65,561
Becton Dickinson and Co.
3.73%	12/15/24		3,000	2,900
Cano Health LLC
6.25%	10/01/28	[1]	290,000	274,533
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[1]	750,000	579,244
3.50%	04/01/30	[1]	300,000	236,337
Centene Corp.
2.45%	07/15/28		349,000	284,368
3.00%	10/15/30		323,000	256,485
4.25%	12/15/27		455,000	417,155
CommonSpirit Health
2.78%	10/01/30		35,000	28,011
3.35%	10/01/29		200,000	168,518
4.35%	11/01/42		100,000	78,823
CVS Health Corp.
5.05%	03/25/48		270,000	237,954
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		265,000	205,001
Embecta Corp.
6.75%	02/15/30	[1]	525,000	490,921
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,12,13]	49,000	2,817
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	715,000	554,822
HCA, Inc.
3.50%	09/01/30		143,000	118,389
3.63%	03/15/32	[1]	425,000	345,149
4.13%	06/15/29		80,000	70,582
5.25%	06/15/49		185,000	150,879
5.38%	09/01/26		10,000	9,738
5.50%	06/15/47		120,000	102,623
5.63%	09/01/28		275,000	264,275
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	275,000	223,614
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	763,000	641,427
4.38%	06/15/28	[1]	74,000	66,873
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		295,000	203,389

See accompanying Notes to Financial Statements.

51 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	$715,000	$588,087
Prestige Brands, Inc.
3.75%	04/01/31	[1]	450,000	350,080
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	450,000	406,148
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	125,000	103,345

				8,768,841

Industrials — 1.78%
Advanced Drainage Systems, Inc.
6.38%	06/15/30	[1]	335,000	325,362
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Canada)
5.25%	08/15/27	[1,3]	825,000	528,718
Artera Services LLC
9.03%	12/04/25	[1]	669,000	539,585
BAE Systems Holdings, Inc.
3.85%	12/15/25	[1]	250,000	238,261
Berry Global, Inc.
1.50%	01/15/27	[1]	200,000	166,050
1.65%	01/15/27		40,000	33,220
Boeing Co. (The)
1.43%	02/04/24		340,000	323,428
Energizer Holdings, Inc.
4.38%	03/31/29	[1]	475,000	358,625
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	57,000	54,174
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	52,000	42,834
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		17,000	18,387
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34	[3]	230,000	159,523
OT Merger Corp.
7.88%	10/15/29	[1]	850,000	563,719
TransDigm, Inc.
5.50%	11/15/27		375,000	326,434
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[1,3]	275,000	246,315
8.50%	08/15/27	[1,3]	250,000	221,687

				4,146,322

Information Technology — 0.96%
Broadcom, Inc.
3.42%	04/15/33	[1]	190,000	146,017
Fiserv, Inc.
2.65%	06/01/30		10,000	8,118

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Lenovo Group Ltd.
(Hong Kong)
6.54%	07/27/32	[1,3]	$200,000	$185,321
NCR Corp.
5.00%	10/01/28	[1]	550,000	435,875
5.13%	04/15/29	[1]	340,000	255,190
Netflix, Inc.
5.88%	02/15/25		310,000	311,818
NortonLifeLock, Inc.
6.75%	09/30/27	[1]	360,000	346,990
Oracle Corp.
2.88%	03/25/31		65,000	51,244
3.80%	11/15/37		355,000	258,478
3.95%	03/25/51		320,000	212,707
4.00%	11/15/47		40,000	26,906

				2,238,664

Insurance — 1.30%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	175,000	138,275
6.00%	08/01/29	[1]	400,000	310,000
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[1]	452,000	392,788
AmWINS Group, Inc.
4.88%	06/30/29	[1]	179,000	150,014
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		280,000	207,489
Athene Global Funding
1.99%	08/19/28	[1]	370,000	292,853
2.72%	01/07/29	[1]	95,000	77,150
3.21%	03/08/27	[1]	130,000	115,100
Berkshire Hathaway Finance Corp.
2.50%	01/15/51		115,000	69,554
Brown & Brown, Inc.
4.95%	03/17/52		160,000	130,596
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	150,000	143,535
Farmers Exchange Capital III
5.45%	10/15/54	[1,4]	85,000	79,520
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	135,000	111,556
HUB International Ltd.
7.00%	05/01/26	[1]	350,000	332,938
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	12,876
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	375,000	375,047
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	40,000	32,728
4.38%	09/15/54	[1,4]	65,000	62,326

				3,034,345

Materials — 0.61%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	265,000	204,321

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 52

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	$450,000	$364,185
Freeport Indonesia PT
(Indonesia)
4.76%	04/14/27	[1,3]	200,000	181,058
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[1,3]	450,000	368,499
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	200,000	178,381
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	170,000	130,701

				1,427,145

Real Estate Investment Trust (REIT) — 1.98%
American Assets Trust LP
3.38%	02/01/31		500,000	398,873
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	100,000	75,001
Boston Properties LP
2.75%	10/01/26		10,000	8,990
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	100,000	75,579
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[3,5,6]	200,000	13,500
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[3]	150,000	100,881
1.25%	02/01/31	[3]	120,000	84,937
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		170,000	142,540
4.00%	01/15/31		3,000	2,456
5.38%	11/01/23		10,000	9,840
5.38%	04/15/26		685,000	656,093
5.75%	06/01/28		10,000	9,386
Healthcare Reality Holdings LP
2.00%	03/15/31		160,000	117,765
3.10%	02/15/30		115,000	94,670
Healthcare Realty Holdings LP
2.40%	03/15/30		325,000	249,400
3.63%	01/15/28		150,000	132,298
Healthpeak Properties, Inc.
3.40%	02/01/25		2,000	1,918
Hudson Pacific Properties LP
3.95%	11/01/27		255,000	228,001
5.95%	02/15/28		20,000	19,188
Invitation Homes Operating Partnership LP
2.00%	08/15/31		50,000	35,945

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
2.30%	11/15/28		$50,000	$40,101
4.15%	04/15/32		115,000	97,489
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32	[1]	275,000	214,500
Iron Mountain, Inc.
4.50%	02/15/31	[1]	200,000	155,356
Kilroy Realty LP
2.50%	11/15/32		50,000	36,118
LXP Industrial Trust
2.70%	09/15/30		160,000	123,328
Prologis Euro Finance LLC
1.00%	02/06/35		100,000	65,643
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	160,000	115,724
SL Green Operating Partnership LP
3.25%	10/15/22		420,000	419,697
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[3,5,6]	210,000	30,106
VICI Properties LP
5.13%	05/15/32		255,000	226,587
5.63%	05/15/52		79,000	65,492
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	145,000	127,600
3.88%	02/15/29	[1]	135,000	113,536
4.50%	09/01/26	[1]	65,000	59,806
4.50%	01/15/28	[1]	5,000	4,443
4.63%	06/15/25	[1]	15,000	14,140
5.75%	02/01/27	[1]	80,000	75,473
Weyerhaeuser Co.
3.38%	03/09/33		195,000	158,257

				4,600,657

Retail — 0.90%
Asbury Automotive Group, Inc.
5.00%	02/15/32	[1]	275,000	213,347
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[1]	743,000	620,405
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[1]	550,000	419,375
FirstCash, Inc.
5.63%	01/01/30	[1]	475,000	406,686
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	745,000	431,247

				2,091,060

Services — 1.01%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	227,000	205,102
Global Payments, Inc.
5.40%	08/15/32		95,000	88,195
5.95%	08/15/52		183,000	161,021
Hertz Corp. (The)
4.63%	12/01/26	[1]	200,000	163,000

See accompanying Notes to Financial Statements.

53 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
5.00%	12/01/29	[1]	$500,000	$374,375
Rent-A-Center, Inc.
6.38%	02/15/29	[1]	300,000	235,500
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	340,000	314,087
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	925,000	813,681

				2,354,961

Transportation — 0.05%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		22,010	18,828
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		26,708	21,958
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		67,638	59,957
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		12,758	12,417

				113,160

Total Corporates
(Cost $90,290,150)				77,435,678

FOREIGN GOVERNMENT OBLIGATIONS — 2.33%

Foreign Government Obligations — 2.33%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	200,000	174,800
Airport Authority
(Hong Kong)
3.25%	01/12/52	[1,3]	200,000	145,432
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25	[3]	200,000	188,020
3.88%	06/12/30	[3]	200,000	165,900
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	400,000	314,158
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	200,000	144,100
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	200,000	150,196
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	200,000	140,617
Guatemala Government Bond
Series REGS
(Guam)
4.90%	06/01/30	[3]	200,000	175,166

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Guatemala Government Bond,
Series REGS
(Guam)
3.70%	10/07/33	[3]	$242,000	$176,422
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	200,000	138,101
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	472,000	363,582
3.75%	01/11/28	[3]	200,000	184,200
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[3]	250,000	233,400
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	240,000	168,626
3.16%	01/23/30	[3]	200,000	163,515
Paraguay Government International Bond
(Paraguay)
4.95%	04/28/31	[1,3]	400,000	357,193
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	450,000	370,170
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	200,000	153,500
Qatar Government International Bond,
Series REGS
(Qatar)
4.50%	04/23/28	[3]	200,000	197,816
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[3]	200,000	167,040
5.88%	04/20/32	[3]	200,000	165,600
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	300,000	215,010
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26	[3]	400,000	380,320
Turkey Government International Bond
(Turkey)
3.25%	03/23/23	[3]	200,000	198,560
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	200,000	192,300

Total Foreign Government Obligations
(Cost $6,410,500)				5,423,744

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 54

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 56.68%**

Non-Agency Commercial Mortgage-Backed — 8.72%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.90%	09/15/48	[4]	$6,157,164	$109,271
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	500,000	13,763
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.73%	11/05/36	[1,4]	3,109,000	35,851
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.28%	11/05/36	[1,4]	1,395,000	4,862
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53	[1]	529,000	445,985
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	240,000	232,464
BX Trust,
Series 2019-OC11, Class E
4.08%	12/09/41	[1,4]	670,000	512,922
BX Trust,
Series 2021-LGCY, Class J
(LIBOR USD 1-Month plus 3.19%)
6.01%	10/15/23	[1,2]	400,000	356,309
BX Trust,
Series 2021-MFM1, Class G
(LIBOR USD 1-Month plus 3.90%)
6.72%	01/15/34	[1,2]	500,000	467,041
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.50%	08/10/49	[4]	9,155,751	350,243
Century Plaza Towers,
Series 2019-CPT, Class F
3.10%	11/13/39	[1,4]	450,000	322,019
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.96%	09/10/46	[4]	3,843,241	17,526
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.27%	03/10/47	[4]	924,722	9,952
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.10%	10/10/47	[4]	13,992,374	203,880
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.46%	02/10/48	[4]	1,594,605	37,008
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.37%	02/10/49	[4]	5,565,023	179,144
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
0.96%	08/15/50	[1,4]	11,628,000	370,204
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
1.01%	06/20/31	[1,4]	2,807,499	25,320

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.75%	10/15/45	[4]	$204,298	$550
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	311,394	14
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.49%	12/10/44	[1,4]	1,578,247	17
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.29%	03/10/46	[4]	4,868,517	9,566
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.04%	07/10/45	[4]	13,091,332	1,177
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.66%	02/10/47	[4]	3,350,255	17,407
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.09%	08/10/47	[4]	917,132	12,019
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.84%	08/10/47	[1,4]	1,200,000	14,802
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.22%	06/10/47	[4]	3,125,136	38,933
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.00%	09/10/47	[4,5,6]	30,455,981	372,765
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
1.00%	12/10/47	[4]	12,121,063	167,143
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.96%	03/10/48	[4]	10,122,475	157,655
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.95%	08/10/48	[4]	8,079,042	153,193
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.23%	07/10/48	[1,4]	10,015,000	251,899
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.71%	02/10/49	[4]	13,516,003	239,817
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.86%	06/15/57	[4]	16,688,478	237,535
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.71%	06/15/52	[4]	564,707	43,297
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.86%	12/15/49	[4]	11,880,716	271,082

See accompanying Notes to Financial Statements.

55 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
5.84%	12/15/22	[1,2]	$422,173	$421,598
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.52%	05/10/49	[4]	8,830,879	319,727
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.65%	10/10/34	[1,4]	380,000	338,709
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3 month Euribor plus 3.35%)
3.68%	02/17/30	[1,2,3]	684,536	603,825
Extended Stay America Trust,
Series 2021-ESH, Class F
(LIBOR USD 1-Month plus 3.70%)
6.52%	07/15/38	[1,2]	596,330	568,027
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.60%	02/10/46	[4]	13,849,536	14,816
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.58%	08/10/43	[1,4]	5,342,102	17,153
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44	[1,4]	140,281	1
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,4]	681,139	7
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.94%	11/10/45	[4]	106,419	35
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.20%	01/10/47	[4]	26,230,154	232,199
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.86%	07/10/48	[4]	32,851,681	530,788
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.37%	10/10/48	[4]	5,470,238	156,805
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.91%	11/10/48	[4]	9,299,622	185,181
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.89%	05/10/49	[4]	254,775	12,185
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.69%	11/10/49	[4]	14,953,393	274,825
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	285,000	244,098

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Hilton USA Trust,
Series 2016-SFP, Class E
5.52%	11/05/35	[1]	$400,000	$383,607
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.79%	04/15/47	[4]	11,878,050	70,253
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.58%	07/15/48	[4]	23,638,146	246,488
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48	[1,4]	44,664,247	218,538
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.97%	08/15/48	[4]	6,477,852	124,476
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
0.99%	03/15/50	[4]	4,391,492	111,543
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.65%	06/15/49	[4]	250,848	9,870
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.53%	06/15/45	[1,4]	55,527,418	145,776
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.31%	12/15/47	[4]	620,431	293
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C10, Class XA (IO)
1.16%	12/15/47	[4]	801,876	740
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.35%	04/15/46	[4]	2,545,183	7,853
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A3
3.76%	03/10/52		500,000	465,662
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.47%	01/10/37	[1,4]	2,000,000	14,869
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.38%	12/05/38	[1,4]	2,010,000	19,304
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
2.03%	01/16/37	[1,4]	450,000	14,259
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.68%	01/16/37	[1,4]	1,450,000	14,580
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(3 month Euribor plus 3.65%)
3.99%	08/17/33	[1,2,3]	497,769	425,963

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 56

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
8.07%	11/15/38	[1,2]	$420,000	$388,834
MFT Trust,
Series 2020-ABC, Class D
3.59%	02/10/42	[1,4]	450,000	336,497
ML-CFC Commercial Mortgage Trust,
Series 2007-6, Class X (IO)
0.66%	03/12/51	[1,4]	13,810,469	59,086
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.13%	08/15/45	[1,4]	32,559,469	113,608
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.15%	10/15/30	[1,4]	1,087,091	16,095
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XC (IO)
1.20%	10/15/46	[1,4]	19,087,479	225,464
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
1.10%	11/15/46	[4]	2,410,274	14,815
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.75%	10/15/47	[4]	93,326	731
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.99%	03/15/48	[4]	3,273,914	50,579
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[4]	1,086,567	18,973
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.84%	05/15/48	[4]	7,153,163	112,010
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.49%	06/15/44	[1,4]	11,322,472	44,921
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class F
(LIBOR USD 1-Month plus 2.60%)
5.42%	11/15/34	[1,2]	551,000	547,315
MRCD Mortgage Trust,
Series 2019-PRKC, Class A
4.25%	12/15/36	[1,4]	500,000	402,615
MSCG Trust,
Series 2018-SELF, Class F
(LIBOR USD 1-Month plus 3.05%)
5.87%	10/15/37	[1,2]	800,000	744,377
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	100,000	81,399
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class D
4.54%	08/15/36	[1,4]	665,000	585,673

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class E
4.54%	08/15/36	[1,4]	$395,000	$330,982
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43	[1,4]	400,000	293,243
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	460,000	337,727
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	925,000	592,067
SMRT,
Series 2022-MINI, Class F
(CME Term SOFR 1-Month plus 3.35%)
6.20%	01/15/39	[1,2]	570,000	531,431
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
4.56%	05/17/31	[1,2,3]	471,537	476,461
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.24%	10/15/50	[4]	8,530,348	342,290
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.54%	12/10/45	[1,4]	39,567	1
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[4]	15,467,874	203,151
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.18%	12/15/47	[4]	1,460,546	25,125
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
0.99%	02/15/48	[4]	17,595,859	278,229
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
1.11%	11/15/48	[4]	17,421,503	407,231
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.88%	04/15/50	[1,4]	415,000	13,622
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
1.03%	09/15/57	[4]	9,440,330	202,703
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.26%	06/15/49	[4]	6,371,451	304,344
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.57%	12/15/45	[1,4]	489,338	17
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.53%	12/15/45	[1,4]	56,000,000	616

See accompanying Notes to Financial Statements.

57 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2012-C7, Class XB (IO)
0.04%	06/15/45	[1,4]	$17,024,211	$5,064
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
1.06%	05/15/47	[4]	10,062,357	104,981
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.94%	09/15/57	[4]	1,832,635	20,944
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.99%	11/15/47	[4]	6,124,363	82,420
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.42%	03/15/47	[4]	9,470,441	109,103

				20,281,432

Non-Agency Mortgage-Backed — 26.20%
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35		1,130,526	1,043,659
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35		278,253	205,114
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		210,258	152,506
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35		593,124	437,221
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		200,314	142,000
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35		3,071,957	661,033
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35		341,457	260,335
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		69,296	55,802
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36		502,521	327,934
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.05%, 5.05% Cap)
1.97%	03/01/38	[2,5,6]	1,484,804	52,537
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36		574,549	374,659
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36		262,651	171,273

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		$125,803	$79,520
Alternative Loan Trust,
Series 2006-19CB, Class A17
(LIBOR USD 1-Month plus 0.40%)
3.48%	08/25/36	[2]	4,169,352	2,182,104
Alternative Loan Trust,
Series 2006-19CB, Class A18 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.60%, 5.60% Cap)
2.52%	08/25/36	[2,5,6]	4,025,410	374,614
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36		143,016	93,631
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		1,251,574	707,128
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		215,247	157,812
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47		290,269	162,291
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37		573,807	372,157
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37		1,539,490	1,045,188
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		7,613	6,156
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		334,200	209,890
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		243,986	107,097
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		184,231	111,459
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37		543,538	328,840
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
0.18%	12/25/46	[4,5,6]	22,795,532	179,105
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
0.47%	06/25/47	[4,5,6]	976,478	20,059
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	03/25/46	[2]	13,363	11,973

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 58

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB8
(LIBOR USD 1-Month plus 0.31%)
3.39%	06/25/46	[2]	$1,972,348	$1,633,959
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB9 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.69%, 6.69% Cap)
3.61%	06/25/46	[2,5,6]	1,972,361	171,070
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		6,104	5,188
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
3.23%	05/26/36	[1,2]	5,176	5,200
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
2.59%	10/25/36	[1,2]	8,016	8,001
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
3.53%	09/25/35	[4]	149,161	96,635
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
3.31%	07/25/34	[4]	7,124	6,648
Bear Stearns ARM Trust,
Series 2005-10, Class A3
3.48%	10/25/35	[4]	139,525	129,339
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	153,231
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30	[4]	1,658,345	251,094
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	23,676
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/22)
4.25%	08/25/54	[1]	1,289,414	1,128,066
ChaseFlex Trust,
Series 2007-1, Class 1A1
6.50%	02/25/37		343,676	147,005
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 11/25/22)
2.57%	07/25/59	[1]	538,331	509,700
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 11/25/22)
2.82%	10/25/61	[1]	1,143,204	1,058,845
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	681,000	444,553
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
4.83%	10/25/37	[1,2]	1,046,000	871,002

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 11/25/22)
4.67%	03/25/36		$31,386	$15,504
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35	[1,4]	544,584	413,226
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36		285,853	252,177
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		117,108	102,494
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		223,538	195,643
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37		251,866	221,978
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		213,240	187,637
CitiMortgage Alternative Loan Trust,
Series 2007-A5, Class 1A1
6.00%	05/25/37		951,624	824,293
Conseco Finance Corp.,
Series 1996-6, Class M1
7.95%	09/15/27	[4]	360,536	359,645
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	3,422,743	833,390
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32		1,992,158	447,776
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-14, Class A3
6.25%	09/25/37		23,329	13,653
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38		206,536	108,697
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37		630,660	333,732
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(LIBOR USD 1-Month plus 0.32%)
3.40%	10/25/36	[2]	38,243	26,602
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 11/25/22)
6.25%	10/25/36	[1]	54,059	55,681
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 11/25/22)
3.12%	01/25/37		1,016,369	318,737
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 11/25/22)
3.12%	01/25/37		1,794,320	563,068

See accompanying Notes to Financial Statements.

59 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/22)
3.54%	02/25/37		$977,003	$657,950
CSMC Mortgage-Backed Trust,
Series 2006-6, Class 1A8
6.00%	07/25/36		379,532	210,713
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36		1,164,939	724,597
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36		419,341	208,159
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37	[4]	172,483	98,891
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60	[1,4]	216,223	209,242
CSMC,
Series 2014-8R, Class 3A2
4.06%	02/27/36	[1,4]	1,008,098	840,258
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.84%	06/25/36	[4]	176,474	151,365
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.56%	07/27/37	[1,4]	369,219	302,841
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(LIBOR USD 1-Month plus 5.25%)
8.33%	06/25/39	[1,2]	753,066	765,823
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
6.83%	09/25/39	[1,2]	1,100,000	1,047,269
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(LIBOR USD 1-Month plus 3.40%)
6.48%	10/25/39	[1,2]	1,000,000	961,953
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
7.78%	12/25/41	[1,2]	485,000	425,614
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
3.40%	10/25/36	[2]	393,446	278,829
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
3.30%	03/25/37	[2]	727,270	379,911
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36		723,952	272,268

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37		$612,884	$303,393
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37		713,005	282,565
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
4.33%	12/25/33	[1,2]	815,000	724,943
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
4.78%	01/25/42	[1,2]	1,000,000	848,966
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/36	[2]	22,522	21,772
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	08/25/45	[2]	4,804	3,753
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37	[4]	4,300,000	290,847
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 11/25/22)
6.44%	05/25/37		1,987,261	135,026
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(LIBOR USD 1-Month plus 0.46%)
3.54%	04/25/47	[2]	847,398	449,603
GSAA Trust,
Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.20%)
3.28%	03/25/47	[2]	166,316	13,306
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(LIBOR USD 1-Month plus 0.14%)
2.58%	04/26/37	[1,2]	200,701	200,540
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
3.23%	09/25/35	[4]	4,194	4,049
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
3.67%	06/20/35	[2]	16,078	14,668
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
0.16%	06/20/35	[1,4,5,6]	1,179,023	185
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
0.46%	07/19/46	[4,5,6]	2,709,065	27
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 11/25/22)
4.53%	12/25/36		257,459	88,730

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 60

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
3.08%	03/25/36	[4]	$82,899	$59,148
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37		731,474	570,752
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	902,785	746,067
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 11/25/22)
5.46%	09/25/29		498,445	328,409
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 11/25/22)
6.08%	08/25/36		1,487,477	995,051
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 11/25/22)
6.34%	08/25/36		282,667	203,541
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 11/25/22)
6.91%	07/25/36		1,749,072	588,182
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 11/25/22)
4.63%	11/25/36		4,910	4,850
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 11/25/22)
4.42%	01/25/37		419,914	224,422
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 11/25/22)
4.42%	10/25/30		644,679	353,216
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37		358,768	167,878
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40	[4]	836,536	832,650
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36		139,195	78,415
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
3.47%	11/25/36	[2,5,6]	184,367	22,340
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
3.26%	06/25/37	[2,5,6]	8,680,949	563,161
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36		524,203	253,130
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 11/25/22)
5.37%	07/25/35		51,499	51,499

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
3.58%	08/25/46	[2]	$219,024	$195,382
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46	[5,6]	8,440,070	155,677
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
3.48%	03/25/35	[2]	14,260	14,024
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A4 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.10%, 5.10% Cap)
2.02%	03/25/35	[2,5,6]	286,696	3,484
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.22%)
3.30%	08/25/36	[2]	741,657	314,866
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(LIBOR USD 1-Month plus 0.32%)
3.40%	01/25/37	[2]	667,534	225,647
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(LIBOR USD 1-Month plus 0.52%)
3.60%	04/25/37	[2]	1,961,965	259,667
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2B
(LIBOR USD 1-Month plus 0.13%)
3.21%	06/25/37	[2]	524,480	324,353
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
3.58%	05/25/29	[2]	8,157	7,811
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(LIBOR USD 1-Month plus 0.30%)
3.38%	11/25/37	[2]	823,806	291,783
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(LIBOR USD 1-Month plus 0.37%)
3.45%	05/25/37	[2]	3,609,146	1,060,414
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		5,354	5,273
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	38,777	37,491
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		2,531	2,440
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		174,830	108,896

See accompanying Notes to Financial Statements.

61 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
3.33%	06/25/37	[2]	$21,433	$20,708
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27		389,192	332,512
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20	[4]	3,934	3,888
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
4.33%	01/25/36	[2]	8,411	8,318
PRET LLC,
Series 2021-RN2, Class A1 (STEP-reset date 10/25/22)
1.74%	07/25/51	[1]	853,881	786,097
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 10/25/22)
5.00%	06/25/52	[1]	715,639	685,439
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 10/25/22)
2.49%	11/25/26	[1]	417,330	387,361
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/22)
1.87%	04/25/26	[1]	1,017,575	931,479
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 10/25/22)
2.36%	10/25/26	[1]	262,415	243,544
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 10/25/22)
3.72%	02/25/27	[1]	1,201,241	1,123,750
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/22)
5.56%	06/25/27	[1]	1,112,375	1,074,794
PRPM LLC,
Series 2022-4, Class A1
5.00%	08/25/27	[1,4]	279,050	269,221
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26	[1,4]	992,475	920,744
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 10/25/22)
2.49%	10/25/26	[1]	454,489	412,467
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	685,993	629,701
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		140,591	120,403
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35		454,453	389,754

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36		$934,199	$795,825
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36		308,383	252,439
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36		382,020	303,462
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36		159,629	137,709
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		627,080	540,968
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.70%	11/25/37	[4,5,6]	11,375,548	342,828
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(LIBOR USD 1-Month plus 0.15%)
3.23%	02/25/47	[2]	522,571	210,210
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37		505,757	408,086
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37		473,931	388,679
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37		51,554	42,907
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
3.30%	12/25/36	[2]	44,554	44,018
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
4.47%	02/25/34	[2,5,6]	464,948	28,147
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35		83,166	47,493
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35		251,909	156,613
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36		502,024	208,099
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37		512,576	205,170
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37		329,926	158,120

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 62

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36		$207,274	$99,084
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37		326,175	119,498
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37		478,414	258,967
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37		144,490	91,648
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36		752,470	612,999
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36		522,554	422,077
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36		250,428	206,450
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36		80,299	65,664
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37		150,978	107,513
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/22)
2.88%	01/25/36		261,654	213,117
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
3.38%	12/25/36	[2]	920,326	587,832
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
3.33%	07/25/37	[2]	293,265	238,643
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
4.08%	09/25/37	[2]	405,598	306,282
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
3.62%	02/25/34	[4]	1,323	1,259
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.46%)
3.54%	02/25/36	[2]	19,147	16,572
VOLT XCII LLC,
Series 2021-NPL1, Class A1 (STEP-reset date 10/25/22)
1.89%	02/27/51	[1]	1,346,913	1,229,394
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 10/25/22)
4.83%	03/27/51	[1]	930,000	786,247

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		$24,879	$22,858
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46	[5,6]	7,268,476	280,896
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		202,789	167,818
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		365,040	315,164
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
4.36%	10/25/36	[4]	39,700	36,615
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
2.87%	04/25/36	[4]	7,857	7,049
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37		240,704	204,958

				60,927,774

U.S. Agency Commercial Mortgage-Backed — 1.81%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.18%)
2.95%	04/01/36	[2]	52,243	53,536
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.98%	07/25/39	[4]	301,777	7,405
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.14%	04/25/36	[4]	101,703	925
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	543,836	9,756
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.71%	06/25/41	[4]	12,639,000	105,747
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.72%	07/25/41	[4]	1,170,000	9,871
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class X3 (IO)
2.28%	01/25/42	[4]	390,000	10,426
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X1 (IO)
0.64%	12/25/24	[4]	23,271,556	232,243

See accompanying Notes to Financial Statements.

63 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X3 (IO)
1.55%	01/25/43	[4]	$4,900,000	$153,940
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K045, Class X1 (IO)
0.54%	01/25/25	[4]	27,485,525	239,003
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X1 (IO)
0.70%	07/25/25	[4]	12,549,963	163,758
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.61%	10/25/43	[4]	2,925,000	115,189
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K050, Class X1 (IO)
0.43%	08/25/25	[4]	21,793,253	167,015
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X3 (IO)
2.18%	06/25/44	[4]	6,243,936	409,835
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K062, Class X3 (IO)
2.15%	01/25/45	[4]	3,000,000	225,124
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K106, Class X1 (IO)
1.48%	01/25/30	[4]	9,762,846	763,929
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.24%	05/25/46	[4]	4,850,000	262,052
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K735, Class X3 (IO)
2.23%	05/25/47	[4]	3,160,000	206,208
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K736, Class X3 (IO)
2.08%	09/25/47	[4]	2,495,000	166,645
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	693,050	22,348
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KLU1, Class X3 (IO)
4.19%	01/25/31	[4]	294,089	40,249
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25	[4]	4,174,409	106,609

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27	[4]	$3,704,143	$102,524
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51	[4]	911,787	30,139
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44	[4]	239,853	233,540
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.22%	08/16/51	[4]	1,157,006	2,613
Ginnie Mae,
Series 2011-86, Class C
3.63%	09/16/51	[4]	236,903	224,150
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.63%	12/16/51	[4]	1,562,689	20,360
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53	[4]	272,687	2,537
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.23%	04/16/54	[4]	367,776	1,485
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.72%	02/16/55	[4]	5,575,865	131,767

				4,220,928

U.S. Agency Mortgage-Backed — 19.95%
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33	[2]	4,017	3,976
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
2.92%	11/25/41	[2]	91,563	6,427
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27		188,801	9,248
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		249,866	54,141
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.59%	10/20/33	[2]	306,472	26,437
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		29,440	27,834
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		2,856	2,690

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 64

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
UMBS (TBA)
2.00%	10/01/52	$2,700,000	$2,183,184
2.00%	11/01/52	7,275,000	5,881,764
2.50%	10/01/52	4,025,000	3,377,825
2.50%	11/01/52	7,425,000	6,229,994
3.00%	10/01/52	9,850,000	8,559,510
4.00%	10/01/52	3,600,000	3,337,190
4.50%	10/01/52	9,475,000	9,017,770
5.00%	10/01/52	7,875,000	7,673,243

			46,391,233

Total Mortgage-Backed
(Cost $160,172,800)			131,821,367

MUNICIPAL BONDS — 0.42%*

California — 0.13%
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
3.89%	05/15/38	100,000	85,727
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34	205,000	210,218

			295,945

Florida — 0.03%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.61%	10/01/32	100,000	79,517

New York — 0.22%
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31	155,000	138,352
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	55,801
New York State Dormitory Authority Revenue Bonds, School
Improvements, Series F
3.11%	02/15/39	150,000	120,248
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33	100,000	73,873
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.54%	03/15/34	175,000	135,856

			524,130

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Ohio — 0.04%
Ohio, Taxable Revenue Bonds, Advanced Refunding,
Cleveland Clinic
2.89%	01/01/32	$100,000	$82,696

Total Municipal Bonds
(Cost $1,253,782)			982,288

Total Bonds — 110.44%
(Cost $302,380,079)			256,841,058

Issues		Shares	Value

COMMON STOCK — 0.22%

Communications — 0.13%
Intelsat Emergence SA3,5,6,12
(Luxembourg)		11,030	303,325

Financials — 0.09%
AGNC Investment Corp.		25,500	214,710

Total Common Stock
(Cost $701,674)			518,035

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,12
(Luxembourg)		1,154	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,12
(Luxembourg)		1,154	—

			—

Total Rights
(Cost $–)			—

WARRANT — 0.01%

Entertainment — 0.01%
Cineworld Group PLC[3,12]
(United Kingdom)		152,713	19,946

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.97%

Money Market Funds — 2.67%
Dreyfus Government Cash Management Fund
2.75%[14]		1,675,500	1,675,500
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[14]		26,501	26,501
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[14]		4,508,500	4,508,500

			6,210,501

See accompanying Notes to Financial Statements.

65 / Semi-Annual Report September 2022

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 4.30%
U.S. Treasury Bills
1.25%[15]	10/13/22	$10,000,000	$9,992,784

Total Short-Term Investments
(Cost $16,207,041)			16,203,285

Total Investments - 117.64%
(Cost $319,288,794)			273,582,324

Net unrealized depreciation on unfunded commitments - (0.01)%			(23,435)
Liabilities in Excess of Other Assets - (17.63)%			(41,006,753)

Net Assets - 100.00%			$232,552,136

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $4,035,139, which is 1.74% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $4,770, at an interest rate of 13.27% and a maturity of September 07, 2023. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $130,217, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $15,982, at an interest rate of 6.31% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.12% per annum.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $47,232, at an interest rate of 7.06% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[11]	Perpetual security with no stated maturity date.
[12]	Non-income producing security.
[13]	Security is currently in default with regard to scheduled interest or principal payments.
[14]	Represents the current yield as of September 30, 2022.
[15]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 469,464	EUR 468,000	Citibank N.A.	10/07/22	$10,767
USD 2,239,465	EUR 2,113,000	Citigroup Global Markets, Inc.	10/07/22	168,472
USD 251,941	EUR 248,000	Goldman Sachs International	10/07/22	8,872
USD 740,166	GBP 604,000	Citigroup Global Markets, Inc.	10/07/22	65,819

				253,930

EUR 140,000	USD 138,412	Citibank N.A.	10/07/22	(1,195)
GBP 32,000	USD 37,882	Citibank N.A.	10/07/22	(2,155)

				(3,350)

NET UNREALIZED APPRECIATION				$250,580

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 66

Flexible Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	653	12/30/22	$70,202,602	$(2,478,521)	$(2,478,521)
U.S. Treasury Two-Year Note	74	12/30/22	15,198,906	(224,344)	(224,344)

			85,401,508	(2,702,865)	(2,702,865)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	276	12/20/22	(32,701,688)	1,994,667	1,994,667
U.S. Treasury Ultra Bond	77	12/20/22	(10,549,000)	897,561	897,561
Euro-Bobl Future	3	12/08/22	(351,939)	8,489	8,489
Euro-Bund Future	2	12/08/22	(271,343)	12,595	12,595

			(43,873,970)	2,913,312	2,913,312

TOTAL FUTURES CONTRACTS			$41,527,538	$210,447	$210,447

See accompanying Notes to Financial Statements.

67 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 93.52%

ASSET-BACKED SECURITIES — 0.53%**
AMMC CLO 18 Ltd.,
Series 2016-18A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.61%	05/26/31	[1,2,3]	$1,165,000	$1,108,835
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
4.33%	10/24/30	[1,2,3]	1,100,000	1,054,900

Total Asset-Backed Securities
(Cost $2,180,032)				2,163,735

BANK LOANS — 88.39%*

Automotive — 0.43%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/30/26	[2]	461,302	437,757
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
8.37%	03/30/27	[2]	1,355,549	1,307,767

				1,745,524

Communications — 6.68%
Altice Financing SA,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.26%	01/31/26	[2]	952,500	894,159
Altice SA,
Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
6.91%	08/14/26	[2,3]	481,250	437,937
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.30%	03/01/25	[2]	978,668	949,925
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
6.80%	12/17/27	[2]	978,766	925,178
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.37%	03/15/27	[2]	938,720	856,366
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.87%	02/01/27	[2]	1,318,982	1,272,264
Consolidated Communications, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.06%	10/02/27	[2]	1,250,000	1,087,500

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.07%	01/31/28	[2]	$2,250,000	$2,170,125
Crown Subsea Communications Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.31%	04/27/27	[2]	801,370	777,329
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	979,900	919,273
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	12/31/25	[2]	257,359	190,671
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.35%)
5.95%	08/24/26	[2]	1,477,414	294,951
EW Scripps Co.,
Term Loan B3, 1st Lien
(LIBOR plus 2.75%)
5.87%	01/07/28	[2]	397,500	385,398
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.44%	05/01/28	[2]	981,883	917,447
Global Tel*Link Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.06%	11/29/25	[2]	977,685	880,528
Gray Television, Inc.,
Term Loan D, 1st Lien
(LIBOR plus 3.00%)
5.56%	12/01/28	[2]	491,263	478,323
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
7.44%	02/01/29	[2,3]	3,587,972	3,376,281
Metronet Systems Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
6.61%	06/02/28	[2]	1,976,350	1,863,945
MH Sub I LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	09/13/24	[2]	2,312,944	2,210,018
National CineMedia LLC,
Term Loan B, 1st Lien
(LIBOR plus 8.00%)
11.13%	12/20/24	[2,4]	576,892	351,904
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.00%)
7.13%	06/20/25	[2]	1,236,873	746,144

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 68

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
NEP Group, Inc.,
Term Loan B, 1st Lien
(PRIME plus 3.00%)
9.25%	10/20/25	[2]	$248,125	$231,377
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/20/25	[2]	480,275	445,756
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
10.12%	10/19/26	[2]	440,000	401,720
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
8.84%	12/20/24	[2]	476,250	432,409
Numericable U.S. LLC,
Term Loan B12, 1st Lien
(LIBOR plus 3.69%)
6.20%	01/31/26	[2]	984,416	895,818
Terrier Media Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	12/17/26	[2]	1,011,309	949,791
UPC Financing Partnership,
Term Loan AT, 1st Lien
(LIBOR plus 2.25%)
5.07%	04/30/28	[2]	250,000	238,750
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	03/09/27	[2]	1,504,276	1,264,352
(SOFR plus 4.25%)
7.28%	03/09/27	[2]	497,500	434,877

				27,280,516

Consumer Discretionary — 4.57%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
6.49%	12/23/27	[2]	1,231,250	1,089,662
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	07/31/28	[2,5]	814,815	760,072
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
7.14%	11/24/27	[2]	1,185,218	1,117,068
Birkenstock U.S. BidCo, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.10%	04/28/28	[2]	740,625	696,802
City Brewing Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.18%	04/05/28	[2]	991,241	781,430

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Culligan International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.35%	07/31/28	[2]	$1,147,125	$1,068,622
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
6.15%	01/24/29	[2]	498,750	459,404
Term Loan, 2nd Lien
(SOFR plus 6.10%)
9.65%	01/24/30	[2]	2,100,000	1,929,375
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.01% - 6.37%	01/06/28	[2]	1,481,250	1,177,594
Pegasus Bidco BV,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
6.96%	07/12/29	[2]	2,000,000	1,916,660
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	01/29/25	[2]	957,744	887,111
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	2,216,250	2,067,894
Tecta America Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.37%	04/10/28	[2]	987,500	942,445
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	03/31/28	[2]	1,481,252	1,336,622
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	10/22/26	[2]	1,952,456	1,876,798
Weber-Stephen Products LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/30/27	[2]	711,175	583,942

				18,691,501

Consumer Products — 0.46%
Lakeshore Intermediate, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.13%	09/29/28	[2]	1,985,000	1,895,675

Electric — 1.28%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	12/10/27	[2]	4,664	4,531

See accompanying Notes to Financial Statements.

69 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric (continued)
CommScope, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/06/26	[2]	$1,944,963	$1,801,521
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.18%	02/10/28	[2]	1,975,000	1,678,750
Linden LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62% - 7.18%	10/01/27	[2]	1,286,884	1,241,579
Pike Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
6.77%	01/21/28	[2]	500,000	489,375

				5,215,756

Energy — 0.89%
Apro LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.89%	11/14/26	[2]	1,326,107	1,266,433
Calpine Corp.,
Term Loan B10, 1st Lien
(LIBOR plus 2.00%)
5.12%	08/12/26	[2]	187,925	180,784
EG America LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	02/07/25	[2]	498,695	466,594
Parkway Generation LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.76%)
7.87%	02/16/29	[2]	914,529	896,239
Term Loan C, 1st Lien
(LIBOR plus 4.75%)
7.87%	02/16/29	[2]	128,677	126,184
TransMontaigne Operating Co. LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.49% - 6.55%	11/17/28	[2]	740,634	704,069

				3,640,303

Entertainment — 1.59%
AMC Entertainment Holdings, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.00%)
5.76%	04/22/26	[2]	522,294	410,787
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24	[2]	1,227,180	1,462,645

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Entertainment (continued)
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.62%	05/08/25	[2]	$1,391,572	$1,346,346
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
5.62%	01/23/25	[2]	989,828	946,523
WildBrain Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
7.37%	03/24/28	[2]	1,477,500	1,362,994
WMG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
6.27%	01/20/28	[2]	1,000,000	978,750

				6,508,045

Finance — 3.91%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
5.58%	02/27/26	[2,3]	1,206,256	1,061,505
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	10/30/26	[2]	972,500	943,510
Cushman & Wakefield,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	08/21/25	[2]	1,490,134	1,427,869
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.62%	09/30/26	[2]	693,923	649,394
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	1,493,635	1,412,733
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
6.17%	02/01/27	[2]	1,420,120	1,346,948
Fiserv Investment Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	02/18/27	[2]	992,386	955,171
Hertz Corp. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	06/30/28	[2]	1,251,636	1,187,496
Term Loan C, 1st Lien
(LIBOR plus 3.25%)
6.37%	06/30/28	[2]	238,871	226,630

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 70

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	01/26/28	[2]	$1,719,375	$1,652,569
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/23/28	[2]	2,039,127	1,878,861
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.31%	05/06/29	[2]	1,975,000	1,849,094
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
4.82%	04/28/28	[2]	500,000	475,625
Trident TPI Holdings, Inc.,
Delayed-Draw Term Loan B3, 1st Lien
(LIBOR plus 4.00%)
7.67%	09/15/28	[2,6]	77,305	73,430
Term Loan B3, 1st Lien
(LIBOR plus 4.00%)
7.67%	09/15/28	[2]	867,019	823,559

				15,964,394

Food — 3.79%
8th Avenue Food & Provisions,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	10/01/25	[2]	498,705	441,199
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.87%	10/01/25	[2]	495,000	441,374
CH Gunther PPC Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.13%	12/08/28	[2]	995,000	955,200
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	10/25/27	[2]	971,272	893,269
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.96%	06/09/28	[2,7]	2,163,609	2,001,338
Flora Food Group,
Term Loan B2, 1st Lien
(LIBOR plus 3.00%)
5.90%	07/02/25	[2]	1,939,551	1,690,183
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
6.79%	05/23/25	[2]	249,349	196,612

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food (continued)
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.06% - 5.37%	08/03/25	[2]	$399,026	$386,868
Matterhorn Merger Sub LLC,
Term Loan B2, 1st Lien
(LIBOR plus 4.00%)
7.12%	05/23/25	[2]	1,469,881	1,184,482
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	09/23/27	[2]	2,024,075	1,885,821
Snacking Investments Bidco,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.46%	12/18/26	[2]	1,231,775	1,194,821
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	06/08/28	[2]	1,536,207	1,468,038
TKC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
9.18%	05/15/28	[2]	977,976	845,094
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
6.15%	01/20/28	[2]	1,963,773	1,912,224

				15,496,523

Gaming — 2.93%
Bally’s Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.93%	10/02/28	[2]	495,000	448,420
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	12/23/24	[2]	1,396,835	1,367,006
Flutter Financing B.V.,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
6.52%	07/29/28	[2]	1,000,000	977,810
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	2,982,506	2,775,282
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
6.17%	03/29/27	[2]	1,728,125	1,687,082
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.67%	04/26/28	[2]	1,984,975	1,890,698

See accompanying Notes to Financial Statements.

71 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
5.88%	05/03/29	[2]	$997,500	$961,341
Scientific Games Holdings LP,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
5.62%	04/04/29	[2]	2,004,000	1,861,215

				11,968,854

Health Care — 13.15%
ADMI Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	04/30/25	[2]	957,638	875,042
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
6.10%	05/10/27	[2]	1,995,000	1,859,719
Bella Holding Co. LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	05/10/28	[2]	990,000	927,298
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
6.84%	11/23/27	[2]	2,002,762	1,947,686
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.62%	09/01/24	[2]	1,564,013	1,509,273
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
8.62%	10/01/25	[2]	481,250	447,062
Certara Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	08/15/26	[2]	1,975,000	1,910,813
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(PRIME plus 1.50%)
6.39%	03/01/24	[2]	300	299
Charlotte Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
7.98%	02/11/28	[2]	950,000	893,000
Corgi Bidco, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.00%)
8.27%	09/20/29	[2]	1,300,000	1,217,671
Curia Global, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.56%	08/30/26	[2]	2,169,713	2,022,347

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Da Vinci Purchaser Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12% - 7.67%	01/08/27	[2]	$2,200,600	$2,077,729
Dermatology Intermediate Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.25%)
6.85% - 7.28%	04/02/29	[2,8]	119,992	114,593
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.62%	02/04/27	[2]	1,751,798	1,638,868
Femur Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
8.17%	03/05/26	[2]	621,394	555,763
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/15/27	[2]	925,556	880,629
Heartland Dental LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.08%	04/30/25	[2]	988,737	919,031
Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.62%	04/30/25	[2]	1,473,128	1,361,723
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
5.13%	05/22/26	[2]	500,000	482,813
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/05/28	[2]	1,331,590	1,289,618
LSCS Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
8.17%	12/16/28	[2]	2,431,625	2,340,439
National Seating & Mobility,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
8.38%	11/16/26	[2]	1,957,309	1,781,151
NMN Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	11/13/25	[2,9]	1,194,609	1,079,628
Option Care Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.57%	10/27/28	[2]	1,985,000	1,945,300
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.19%	06/02/28	[2]	429,667	421,074

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 72

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Pacific Dental Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.49%	05/05/28	[2]	$987,500	$954,177
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	03/31/27	[2]	2,445,749	2,167,545
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	2,417,781	2,297,799
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
5.37%	04/20/29	[2]	1,995,000	1,970,062
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	2,463,195	2,287,692
Phoenix Guarantor, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	03/05/26	[2]	1,968,769	1,875,695
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.07%	11/15/28	[2]	2,487,500	2,379,455
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.08%	06/22/26	[2]	1,487,450	1,305,237
Pregis TopCo LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.81%	07/31/26	[2]	994,244	949,503
Premise Health Holding Corp.,
Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
6.96%	07/10/25	[2]	2,104,976	2,041,826
Resonetics LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.81%	04/28/28	[2]	1,733,741	1,651,388
Sharp Midco LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	12/29/28	[2]	1,741,250	1,645,481
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.51%	08/31/26	[2]	1,190,526	1,132,714

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
8.12%	06/26/26	[2]	$768,545	$558,514

				53,715,657

Industrials — 12.68%
Alliance Laundry Systems, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.96%	10/08/27	[2]	1,488,512	1,430,207
Anchor Packaging LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.12%	07/18/26	[2]	1,959,494	1,898,259
Arterrsa Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
7.17%	03/06/25	[2]	1,481,250	1,213,884
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.10%	10/13/28	[2]	1,241,176	1,093,476
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.40%)
6.98% - 7.38%	05/11/29	[2]	451,101	440,387
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.12%	06/11/26	[2]	495,009	476,033
Brookfield WEC Holdings, Inc.,
Term Loan B2, 1st Lien
(SOFR plus 3.75%)
6.87%	08/01/25	[2]	1,000,000	977,970
Charter Next generation, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.56%	12/01/27	[2]	1,246,827	1,186,338
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.28%)
7.31%	04/13/29	[2]	1,496,250	1,415,625
Compass Power Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
7.10%	04/14/29	[2]	925,508	891,236
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(LIBOR plus 3.50%)
6.18%	08/08/25	[2,3]	1,920,000	1,796,794
Convergint Technologies,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	03/31/28	[2]	493,766	461,519

See accompanying Notes to Financial Statements.

73 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
CSC Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.07%	01/15/26	[2]	$715,000	$671,206
Dermatology Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
6.85%	04/02/29	[2]	1,512,744	1,444,671
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	1,820,000	1,699,998
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
7.33%	04/26/29	[2]	2,000,000	1,904,110
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.92%	07/12/28	[2]	496,169	480,106
Energizer Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
5.31%	12/22/27	[2]	1,482,475	1,421,323
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
7.42%	05/19/28	[2]	487,491	469,819
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.09%	10/21/24	[2]	1,125,000	1,116,141
Hyland Software, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.32%	07/01/24	[2]	746,114	724,432
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	987,500	964,047
Iridium Satellite LLC,
Term Loan B2, 1st Lien
(LIBOR plus 2.50%)
5.62%	11/04/26	[2]	1,231,506	1,200,466
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.07%	08/14/26	[2,4,10]	727,500	593,458
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.57%	02/26/27	[2]	977,500	880,727
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.92%	04/15/28	[2]	987,500	799,875

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Osmose Utilities Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.07%	06/23/28	[2]	$989,981	$911,095
Patriot Container Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	03/20/25	[2]	1,458,015	1,262,094
Peacock Merger Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.21%	12/29/28	[2]	1,488,750	1,373,372
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.02%	08/03/26	[2]	1,755,779	1,615,317
(LIBOR plus 3.75%)
6.87%	08/03/26	[2]	491,250	451,950
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.04% - 6.73%	03/11/25	[2]	1,910,923	1,799,611
Project Castle, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.50%)
7.98%	06/01/29	[2]	750,000	639,375
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	12/29/27	[2]	1,770,687	1,671,086
Refficiency Holdings LLC,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	12/16/27	[2,11]	21,975	21,141
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.87%	12/16/27	[2]	1,655,152	1,592,389
Spectrum Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.07%	01/31/25	[2]	995,368	917,341
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
7.63%	04/05/29	[2]	1,000,000	928,750
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.88%	03/28/25	[2]	982,109	883,795
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/30/24	[2,4]	2,410,248	1,807,686

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
5.92%	05/30/25	[2]	$485,031	$466,692
TricorBraun Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.37%	03/03/28	[2]	1,977,930	1,862,844
Vantage Elevator Solutions,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
7.32%	11/17/28	[2]	2,487,500	2,269,844
Wrench Group LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.67%	04/30/26	[2]	2,226,982	2,162,957
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[2]	1,717,420	1,513,477

				51,802,923

Information Technology — 16.00%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.67%	10/25/28	[2]	497,500	479,466
(LIBOR plus 3.25%)
5.93%	08/15/25	[2]	736,607	715,124
AQA Acquisition Holding, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.77%	03/03/28	[2]	1,481,250	1,416,445
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,12]	1,705,870	1,532,724
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
6.59%	07/24/26	[2]	497,500	454,591
Barracuda Parent LLC,
Term Loan, 1st Lien
(SOFR plus 3.50%)
7.77%	08/15/29	[2]	750,000	707,813
Bifm CA Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.62%	06/01/26	[2]	985,247	958,153
Caesars Resort Collection LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	07/21/25	[2]	560,556	553,630

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	01/29/27	[2]	$979,167	$794,349
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	1,650,000	1,593,380
CHG Healthcare Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.37%	09/29/28	[2]	742,500	714,886
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.37%	12/16/25	[2]	1,617,020	1,494,732
DCert Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
6.90%	10/16/26	[2]	1,712,396	1,638,429
E2open LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.64%	02/04/28	[2]	977,544	938,442
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	08/14/25	[2]	2,687,342	2,495,452
Electron Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.82%	11/01/28	[2]	995,000	945,340
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.02%	07/24/26	[2]	1,468,592	1,340,090
Ensemble RCM LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.56%	08/03/26	[2]	978,576	957,175
EQT Box Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.08% - 6.53%	04/17/28	[2]	1,493,116	1,407,261
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	1,477,444	1,411,697
Imperva, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.92%	01/12/26	[2]	1,249,027	1,057,926
ION Analytics,
Term Loan, 1st Lien
(SOFR plus 4.15%)
7.70%	02/16/28	[2]	677,083	650,677

See accompanying Notes to Financial Statements.

75 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.80%	08/31/27	[2]	$2,466,174	$1,723,708
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.87%	07/27/28	[2]	1,985,000	1,798,410
Magenta Buyer, LLC,
Term Loan, 2nd Lien
(LIBOR plus 8.25%)
11.37%	07/27/29	[2]	446,493	412,260
MeridianLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.88%	11/10/28	[2]	990,000	949,162
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
7.39%	05/02/29	[2]	2,000,000	1,892,500
Monotype Imaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.67%	10/09/26	[2]	1,485,000	1,414,462
NCR Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.62%	08/28/26	[2]	1,000,000	962,500
Northwest Fiber LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.74%	04/30/27	[2]	1,787,639	1,723,579
Nouryon USA LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	10/01/25	[2]	739,138	694,790
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	09/25/28	[2]	1,732,500	1,665,634
Panther Purchaser LP,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.31%	01/07/28	[2]	1,481,250	1,370,164
Playtika Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.57%	03/13/28	[2]	992,443	953,143
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.96%	11/18/27	[2],[13]	2,823,356	2,618,663
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.28% - 7.17%	10/02/28	[2]	1,739,369	1,568,041

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	04/26/24	[2]	$2,429,343	$2,345,458
Project Boost Purchaser, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.32%	06/01/26	[2]	1,488,491	1,418,316
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.32%	08/31/28	[2]	1,491,244	1,404,043
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	1,981,241	1,861,267
Renaissance Learning, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
7.10%	03/30/29	[2]	1,496,250	1,438,891
Sitel Worldwide Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	08/28/28	[2]	490,025	475,861
Skillsoft Finance II, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.36%)
7.96%	07/14/28	[2]	1,179,352	1,012,474
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	10/07/27	[2]	2,215,137	2,134,839
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	1,965,000	1,731,656
Sunshine Software Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	10/16/28	[2]	1,491,253	1,260,109
Surf Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.67%	03/05/27	[2]	2,007,581	1,946,109
TIBCO Software, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.09%	03/30/29	[2]	150,000	134,973
Veeam Software,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	02/28/27	[2]	1,726,643	1,677,002
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.62%	08/01/25	[2]	1,689,900	1,642,895

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Zotec Partners LLC,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.75%)
7.43%	02/14/24	[2]	$932,344	$897,381

				65,386,072

Insurance — 1.73%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	2,952,077	2,707,291
AssuredPartners, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
6.24%	02/12/27	[2]	1,244,373	1,180,991
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
6.77%	08/21/28	[2]	500,000	427,812
Term Loan B9, 1st Lien
(LIBOR plus 3.25%)
6.07%	07/31/27	[2]	1,236,832	1,046,979
Asurion, LLC,
Term Loan B4, 2nd Lien
(LIBOR plus 5.25%)
8.37%	01/20/29	[2]	1,000,000	770,000
Howden Group Holdings Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.38%	11/12/27	[2]	984,949	941,090

				7,074,163

Materials — 3.23%
American Rock Salt Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.82%	06/09/28	[2]	738,131	685,539
Cyanco Intermediate Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.10%)
6.62%	03/16/25	[2]	404,639	384,154
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
8.17%	08/18/28	[2]	1,188,000	1,150,875
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	07/03/28	[2]	525,248	471,672
ICP Group,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	12/29/27	[2]	1,477,500	1,159,217

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
INEOS U.S. Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.62%	11/08/28	[2]	$497,500	$469,100
INEOS U.S. Quattro LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	01/29/26	[2]	1,234,375	1,154,659
Iris Holdco, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
7.41% - 7.89%	06/28/28	[2]	1,000,000	922,000
LSF11 A5 HoldCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
6.36%	10/15/28	[2]	1,492,500	1,390,823
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	06/30/27	[2]	1,375,853	1,251,167
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.81%	12/15/25	[2]	978,772	891,906
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.21%	10/15/25	[2]	544,322	444,532
Potters Borrower LP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.96%	12/14/27	[2]	2,471,171	2,359,969
TMS International Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 2.75%)
6.39%	08/14/24	[2]	498,385	467,236

				13,202,849

Real Estate Investment Trust (REIT) — 0.93%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.80%	07/17/28	[2,14]	1,606,415	1,298,184
Avison Young Canada, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.75%)
8.67%	01/31/26	[2]	1,484,576	1,388,078
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.06%	02/17/28	[2]	1,233,111	1,128,297

				3,814,559

See accompanying Notes to Financial Statements.

77 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail — 3.92%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.46%	04/20/28	[2]	$1,500,000	$1,457,250
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
4.87%	11/19/26	[2,3]	608,814	583,646
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.12%	06/11/26	[2]	1,213,267	1,158,160
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	03/31/28	[2]	1,234,375	1,178,828
Curium Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
6.25% - 7.92%	12/02/27	[2]	1,480,063	1,407,910
Term Loan B, 1st Lien (Canada)
(LIBOR plus 4.00%)
6.17%	07/09/26	[2]	979,798	940,606
Dave & Buster’s, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
7.88%	06/29/29	[2]	1,500,000	1,465,313
Harbor Freight Tools USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	10/19/27	[2]	493,719	448,605
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	03/01/27	[2]	811,326	772,597
LSF9 Atlantis Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 7.25%)
10.80%	03/31/29	[2]	400,000	381,000
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.31%	06/02/28	[2]	742,500	687,276
(SOFR plus 3.50%)
6.18%	06/02/28	[2]	746,250	687,856
Staples, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 4.50%)
7.28%	09/12/24	[2]	301,720	284,562
Tacala Investment Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/05/27	[2]	1,172,491	1,098,583
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
10.62%	02/04/28	[2]	735,000	676,200

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	08/03/28	[2]	$1,486,256	$1,379,432
Woof Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.32%	12/21/27	[2]	1,489,918	1,411,697

				16,019,521

Services — 8.32%
Adtalem Global Education, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.05%	08/12/28	[2]	604,415	599,508
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.57%	05/12/28	[2]	1,183,268	1,043,495
Alterra Mountain Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	08/17/28	[2]	1,980,000	1,924,312
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.21% - 7.56%	02/15/29	[2]	2,743,125	2,626,542
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
8.06% - 8.37%	06/29/28	[2]	495,000	457,875
Arcis Golf LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
7.07%	11/24/28	[2]	995,000	970,125
Confluent Medical Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.55%	02/16/29	[2]	1,243,750	1,175,344
CoreLogic, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.63%	06/02/28	[2]	2,227,500	1,687,331
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
6.38%	08/09/29	[2]	1,675,000	1,637,312
Covanta Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.62%	11/30/28	[2]	925,662	899,961
Term Loan C, 1st Lien
(LIBOR plus 2.50%)
5.62%	11/30/28	[2]	69,686	67,752

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Dodge Data & Analytics, LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
7.58%	02/23/29	[2]	$997,500	$882,787
Element Materials Technology Group U.S. Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
7.28%	06/22/29	[2,15]	1,026,316	968,586
Filtration Group Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	10/21/28	[2]	498,741	474,841
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 13.25%)
0.00%	09/25/27	[2,4,10]	595,162	398,759
Lakeland Tours LLC,
Term Loan, 1st Lien
(EURIBOR plus 6.00%)
10.31%	09/25/25	[2,4,10]	502,908	420,768
Madison IAQ LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.31%	06/21/28	[2]	249,369	231,066
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.71%	08/18/28	[2]	646,750	559,439
Med Parentco LP,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
7.37%	08/31/26	[2]	1,458,416	1,237,218
NAB Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.15%)
5.95%	11/23/28	[2]	1,488,750	1,418,734
Olympus Water US Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.75%	11/09/28	[2]	740,634	677,914
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.21%	03/06/25	[2]	147,333	121,255
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.92%	03/06/26	[2,4,10]	880,000	522,720
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	2,487,500	2,368,573
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
6.93%	02/23/29	[2]	1,741,250	1,645,481

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Technimark Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.74%	07/07/28	[2]	$1,967,538	$1,824,891
Trans Union LLC,
Term Loan B6, 1st Lien
(LIBOR plus 2.25%)
5.37%	12/01/28	[2]	497,121	482,521
Trugreen LP,
Term Loan B, 2nd Lien
(LIBOR plus 8.50%)
11.62%	11/02/28	[2]	500,000	450,000
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	1,987,361	1,884,684
University Support Services, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	02/10/29	[2]	1,833,911	1,742,215
Vaco Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
8.70%	01/19/29	[2]	987,513	962,825
Verscend Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	08/27/25	[2]	987,415	960,261
WW International, Inc.,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.50%)
6.62%	04/13/28	[2]	945,000	670,955

				33,996,050

Transportation — 1.90%
Air Canada,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.42%	08/11/28	[2]	498,750	475,550
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	01/29/27	[2]	268,356	247,463
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.37%	09/01/27	[2]	2,350,000	2,173,750
Kestrel Bidco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.99%	12/11/26	[2]	1,476,072	1,308,353
Ozark Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.57%	12/16/27	[2]	976,890	928,046

See accompanying Notes to Financial Statements.

79 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Transportation (continued)
United Air,
Term Loan B, 1st Lien
(LIBOR plus 5.25%)
8.78%	06/21/27	[2]	$950,000	$956,617
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.53%	04/21/28	[2]	1,723,750	1,652,525

				7,742,304

Total Bank Loans
(Cost $385,659,747)				361,161,189

CORPORATES — 4.60%*

Automotive — 0.17%
Allison Transmission, Inc.
3.75%	01/30/31	[1]	250,000	192,448
Ford Motor Credit Co. LLC
3.37%	11/17/23		500,000	483,750

				676,198

Banking — 0.77%
Bank of America Corp.
(MTN)
(LIBOR USD 3-Month plus 0.65%)
3.73%	12/01/26	[2]	2,600,000	2,410,736
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,16]	250,000	227,657
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
3.96%	05/18/24	[2,3]	500,000	496,227

				3,134,620

Communications — 0.21%
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	4,353,000	871,906
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%			1,000,000	—

				871,906

Consumer Discretionary — 0.37%
WarnerMedia Holdings, Inc.
3.43%	03/15/24	[1]	1,570,000	1,518,857

Energy — 0.05%
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	250,000	222,860

Finance — 0.77%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
3.55%	08/25/36	[2]	1,800,000	1,463,318
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[16]	980,000	933,947

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	$750,000	$745,725

				3,142,990

Food — 0.25%
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	1,350,000	1,019,789

Gaming — 0.05%
CDI Escrow Issuer, Inc.
5.75%	04/01/30	[1]	250,000	218,821

Health Care — 0.38%
Centene Corp.
4.25%	12/15/27		250,000	229,206
Elanco Animal Health, Inc.
6.40%	08/28/28		250,000	221,947
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	250,000	193,994
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	250,000	205,625
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	250,000	225,638
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	500,000	484,533

				1,560,943

Industrials — 0.55%
Berry Global, Inc.
4.88%	07/15/26	[1]	250,000	235,318
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	850,000	700,180
II-VI, Inc.
5.00%	12/15/29	[1]	250,000	207,405
OT Merger Corp.
7.88%	10/15/29	[1]	1,000,000	663,199
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	250,000	199,062
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27	[1,3]	250,000	221,687

				2,226,851

Information Technology — 0.22%
Central Parent Inc/CDK Global, Inc.
7.25%	06/15/29	[1]	250,000	238,200
NCR Corp.
5.13%	04/15/29	[1]	250,000	187,640
NortonLifeLock, Inc.
6.75%	09/30/27	[1]	500,000	481,931

				907,771

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 80

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance — 0.47%
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,16]	$2,000,000	$1,917,723

Retail — 0.28%
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	2,000,000	1,157,710

Services — 0.06%
GFL Environmental, Inc.
(Canada)
5.13%	12/15/26	[1,3]	250,000	233,438

Total Corporates
(Cost $23,741,789)				18,810,477

Total Bonds — 93.52%
(Cost $411,581,568)				382,135,401

Issues			Shares	Value

COMMON STOCK — 0.06%

Communications — 0.06%
Intelsat Emergence SA3,4,10,17
(Luxembourg)			9,662	265,705

Total Common Stock
(Cost $323,677)

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,4,10,17
(Luxembourg)			1,011	—
Intelsat Jackson Holdings SA, Series B†,3,4,10,17
(Luxembourg)			1,011	—

				—

Total Rights
(Cost $–)				—

WARRANT — 0.01%

Entertainment — 0.01%
Cineworld Group PLC[3,17]
(United Kingdom)			229,579	29,985

Total Warrant
(Cost $–)

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.39%

Money Market Funds — 4.39%
Dreyfus Government Cash Management Fund
2.75%[19]			8,672,000	8,672,000
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[19]			2,018,482	2,018,482

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[19]		7,245,000	$7,245,000

Total Short-Term Investments
(Cost $17,935,482)			17,935,482

Total Investments - 97.98%
(Cost $429,840,727)			400,366,573

Net unrealized depreciation on unfunded commitments - (0.05)%			(207,012)

Cash and Other Assets, Less Liabilities - 2.07%			8,431,780

Net Assets - 100.00%			$408,591,341

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $172,744, at an interest rate of 7.03% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $43,895, at an interest rate of 7.67% and a maturity of September 15, 2028. The investment is not accruing an unused commitment fee.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $292,105, at an interest rate of 7.31% and a maturity of June 09, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $156,116, at an interest rate of 7.12% and a maturity of April 02, 2029. The investment is not accruing an unused commitment fee.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $231,664, at an interest rate of 6.87% and a maturity of November 13, 2025. The investment is accruing an unused commitment fee of 0.26% per annum.

[10]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,201,410, which is 0.54% of total net assets.
[11]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $290,449, at an interest rate of 6.87% and a maturity of December 16, 2027. The investment is accruing an unused commitment fee of 0.12% per annum.

[12]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $260,435, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[13]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $119,862, at an interest rate of 6.31% and a maturity of November 18, 2027. The investment is accruing an unused commitment fee of 1.12% per annum.

[14]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $304,724, at an interest rate of 7.06% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[15]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $447,039, at an interest rate of 7.28% and a maturity of June 22, 2029. The investment is not accruing an unused commitment fee.

See accompanying Notes to Financial Statements.

81 / Semi-Annual Report September 2022

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

[16]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[17]	Non-income producing security.
[18]	Security is currently in default with regard to scheduled interest or principal payments.
[19]	Represents the current yield as of September 30, 2022.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 618,032	EUR 584,000	Goldman Sachs International	10/07/22	$45,642

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 82

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 92.67%

BANK LOANS — 7.70%*

Communications — 0.34%
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.35%)
5.95%	08/24/26	[1]	$5,471,227	$1,092,276
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
10.12%	10/19/26	[1]	875,000	798,875

				1,891,151

Consumer Discretionary — 0.59%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
6.49%	12/23/27	[1]	1,896,125	1,678,080
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
9.65%	01/24/30	[1]	1,741,000	1,599,544

				3,277,624

Entertainment — 0.70%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25	[1]	2,261,537	974,982
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24	[1]	1,541,280	1,837,013
Term Loan, 1st Lien
(SOFR plus 9.00%)
13.27%	09/07/23	[1,2]	1,024,775	1,046,839

				3,858,834

Finance — 0.17%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
5.58%	02/27/26	[1,3]	1,068,528	940,305

Health Care — 0.15%
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.62%	02/04/27	[1]	854,698	799,600

Industrials — 2.28%
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.28%)
7.31%	04/13/29	[1]	2,194,500	2,076,249
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[1]	673,400	628,999

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.57%	02/26/27	[1]	$1,466,250	$1,321,091
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	08/03/26	[1]	2,289,753	2,106,573
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.04% - 6.73%	03/11/25	[1]	2,580,831	2,430,498
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
7.63%	04/05/29	[1]	492,500	457,409
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.88%	03/28/25	[1]	908,830	817,851
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/30/24	[1,4]	1,602,519	1,201,890
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[1]	1,720,347	1,516,056

				12,556,616

Information Technology — 1.11%
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[1]	1,245,000	1,202,278
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.37%	12/16/25	[1]	1,034,250	956,035
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[1]	2,701,875	2,381,027
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	05/05/26	[1]	1,690,955	1,607,118

				6,146,458

Insurance — 0.13%
Asurion, LLC,
Term Loan B4, 2nd Lien
(LIBOR plus 5.25%)
8.37%	01/20/29	[1]	895,000	689,150

See accompanying Notes to Financial Statements.

83 / Semi-Annual Report September 2022

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials — 0.15%
Iris Holdco, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
7.41% - 7.89%	06/28/28	[1]	$915,000	$843,630

Real Estate Investment Trust (REIT) — 0.19%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.80%	07/17/28	[1,5]	1,265,052	1,022,320

Retail — 0.35%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.46%	04/20/28	[1]	430,000	417,745
Staples, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 4.50%)
7.28%	09/12/24	[1]	398,969	376,280
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
10.62%	02/04/28	[1]	1,249,500	1,149,540

				1,943,565

Services — 0.87%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.31%	08/01/27	[1]	3,554,237	3,387,276
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.92%	03/06/26	[1,4,6]	2,402,000	1,426,788

				4,814,064

Transportation — 0.67%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.37%	09/01/27	[1]	4,000,000	3,700,000

Total Bank Loans
(Cost $48,830,724)				42,483,317

CORPORATES — 84.97%*

Automotive — 2.58%
Allison Transmission, Inc.
3.75%	01/30/31	[7]	1,665,000	1,281,700
Ford Motor Credit Co. LLC
2.90%	02/16/28		2,000,000	1,581,084
3.09%	01/09/23		986,000	981,810
3.37%	11/17/23		10,000,000	9,675,000
3.63%	06/17/31		1,000,000	744,380

				14,263,974

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking — 1.53%
Bank of America Corp.,
Series RR
4.38%[8,9]			$2,040,000	$1,655,948
Bank of New York Mellon Corp. (The),
Series I
3.75%[8,9]			2,515,000	1,950,697
Credit Suisse Group AG
(Switzerland)
6.54%	08/12/33	[3,7,9]	3,095,000	2,787,472
U.S. Bancorp
3.70%[8,9]			2,695,000	2,033,489

				8,427,606

Communications — 16.45%
Altice France SA
(France)
5.13%	01/15/29	[3,7]	1,628,000	1,216,930
5.50%	10/15/29	[3,7]	4,679,000	3,526,704
8.13%	02/01/27	[3,7]	2,414,000	2,169,583
Cable One, Inc.
4.00%	11/15/30	[7]	5,951,000	4,641,780
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31	[7]	2,121,000	1,642,586
4.50%	08/15/30	[7]	3,250,000	2,573,997
5.50%	05/01/26	[7]	4,025,000	3,816,344
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.25%	01/15/34	[7]	1,150,000	836,625
4.50%	06/01/33	[7]	6,409,000	4,761,426
4.75%	02/01/32	[7]	1,750,000	1,367,571
CommScope, Inc.
4.75%	09/01/29	[7]	3,494,000	2,867,386
6.00%	03/01/26	[7]	1,550,000	1,429,565
CSC Holdings LLC
3.38%	02/15/31	[7]	382,000	269,678
4.50%	11/15/31	[7]	2,000,000	1,505,246
5.38%	02/01/28	[7]	1,194,000	1,044,404
6.50%	02/01/29	[7]	1,250,000	1,105,956
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[7]	4,581,000	917,574
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27	[7]	1,504,000	1,300,490
DISH DBS Corp.
5.25%	12/01/26	[7]	3,105,000	2,549,583
7.38%	07/01/28		2,552,000	1,719,525
DISH Network Corp.
3.38%	08/15/26		5,120,000	3,535,360
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	975,000	792,527
Gray Escrow II, Inc.
5.38%	11/15/31	[7]	3,546,000	2,783,780
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[3,7]	2,164,000	1,841,960

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23†,3,4,6,10,11	$6,350,000	$—
8.50%	10/15/24†,3,4,6,7,10,11	2,853,000	—
9.75%	07/15/25†,3,4,6,7,10,11	4,051,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[7]	4,985,000	3,698,701
3.88%	11/15/29[7]	2,224,000	1,756,629
4.25%	07/01/28[7]	1,375,000	1,075,635
Lumen Technologies, Inc.
4.00%	02/15/27[7]	1,300,000	1,105,736
4.50%	01/15/29[7]	5,800,000	4,103,500
5.38%	06/15/29[7]	720,000	536,745
National CineMedia LLC
5.75%	08/15/26	2,251,000	493,914
Netflix, Inc.
4.63%	05/15/29	900,000	826,478
Scripps Escrow II, Inc.
5.38%	01/15/31[7]	3,758,000	2,874,870
Scripps Escrow, Inc.
5.88%	07/15/27[7]	650,000	568,750
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[7]	1,680,000	1,291,510
Sinclair Television Group, Inc.
4.13%	12/01/30[7]	1,565,000	1,180,167
Sirius XM Radio, Inc.
3.13%	09/01/26[7]	2,705,000	2,379,048
3.88%	09/01/31[7]	2,042,000	1,588,104
T-Mobile USA, Inc.
2.63%	04/15/26	10,371,000	9,388,685
2.63%	02/15/29	777,000	642,102
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[3,7]	1,050,000	819,945
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[3,7]	3,458,000	2,644,485
Zayo Group Holdings, Inc.
4.00%	03/01/27[7]	4,483,000	3,608,187

			90,799,771

Consumer Discretionary — 3.32%
BAT Capital Corp.
5.28%	04/02/50	1,763,000	1,303,337
Everi Holdings, Inc.
5.00%	07/15/29[7]	833,000	689,141
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32[7]	3,500,000	2,686,420
Primo Water Holdings, Inc.
4.38%	04/30/29[7]	2,942,000	2,397,409
Spectrum Brands, Inc.
3.88%	03/15/31[7]	2,850,000	1,946,616
Triton Water Holdings, Inc.
6.25%	04/01/29[7]	4,722,000	3,658,936

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
WarnerMedia Holdings, Inc.
5.14%	03/15/52[7]	$5,935,000	$4,320,231
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28[7]	1,477,000	1,300,851

			18,302,941

Consumer Products — 0.95%
Newell Brands, Inc.
4.88%	06/01/25	3,865,000	3,749,282
5.75%	04/01/46	1,560,000	1,222,790
Spectrum Brands, Inc.
5.00%	10/01/29[7]	350,000	283,938

			5,256,010

Electric — 0.52%
Pike Corp.
5.50%	09/01/28[7]	3,517,000	2,853,272

Energy — 7.84%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[7]	4,848,000	4,273,464
Energy Transfer LP,
Series B
6.63%[8,9]		6,154,000	4,515,487
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	3,971,000	3,581,445
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[7]	2,173,000	1,937,097
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	524,000	354,756
7.69%	01/23/50[3]	425,000	260,954
Rockies Express Pipeline LLC
4.80%	05/15/30[7]	650,000	538,622
6.88%	04/15/40[7]	2,984,000	2,441,479
Ruby Pipeline LLC
8.00%	04/01/22[4,6,7,10,11]	4,309,545	3,598,470
SM Energy Co.
6.50%	07/15/28	1,907,000	1,817,801
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30	1,393,000	1,140,811
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	3,139,000	2,699,540
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24[3,7]	607,500	592,425
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24[3,7]	2,992,500	2,818,726
Transocean Sentry Ltd.
(Cayman Islands)
5.38%	05/15/23[3,7]	1,364,653	1,323,713
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26	1,639,000	1,510,462
6.88%	09/01/27	2,885,000	2,626,648

See accompanying Notes to Financial Statements.

85 / Semi-Annual Report September 2022

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Valaris Ltd.,
Series 1145, PIK
(Bermuda)
8.25%	04/30/28	[3,12]	$111,000	$108,835
Venture Global Calcasieu Pass LLC
3.88%	11/01/33	[7]	1,275,000	1,011,234
4.13%	08/15/31	[7]	7,339,000	6,092,821

				43,244,790

Entertainment — 0.86%
Cinemark USA, Inc.
5.25%	07/15/28	[7]	3,655,000	2,841,763
Live Nation Entertainment, Inc.
4.75%	10/15/27	[7]	1,000,000	871,930
WMG Acquisition Corp.
3.75%	12/01/29	[7]	1,223,000	1,022,183

				4,735,876

Finance — 2.09%
American Express Co.,
Series D
3.55%[8,9]			2,150,000	1,654,085
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[3,7]	2,083,000	1,632,406
Charles Schwab Corp. (The)
5.00%[8,9]			2,430,000	2,190,037
Citigroup, Inc.
3.79%	03/17/33	[9]	1,621,000	1,360,989
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[7]	4,708,000	4,043,184
JPMorgan Chase & Co.,
Series KK
3.65%[8,9]			805,000	653,911

				11,534,612

Food — 6.78%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[7]	1,250,000	795,928
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[3,7]	1,789,000	1,430,943
4.38%	02/02/52	[3,7]	8,350,000	5,539,818
Kraft Heinz Foods Co.
4.25%	03/01/31		850,000	766,322
4.38%	06/01/46		1,643,000	1,281,415
5.00%	06/04/42		700,000	609,602
5.20%	07/15/45		6,650,000	5,798,022
Nathan’s Famous, Inc.
6.63%	11/01/25	[7]	512,000	492,160
Pilgrim’s Pride Corp.
3.50%	03/01/32	[7]	12,431,000	9,390,369
5.88%	09/30/27	[7]	1,896,000	1,845,484
Post Holdings, Inc.
5.75%	03/01/27	[7]	5,205,000	4,983,787

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[7]	$2,274,000	$1,860,841
TreeHouse Foods, Inc.
4.00%	09/01/28		3,266,000	2,608,538

				37,403,229

Gaming — 1.34%
Boyd Gaming Corp.
4.75%	06/15/31	[7]	1,000,000	814,700
Caesars Entertainment, Inc.
4.63%	10/15/29	[7]	3,525,000	2,707,573
8.13%	07/01/27	[7]	542,000	518,916
Penn Entertainment, Inc.
4.13%	07/01/29	[7]	4,325,000	3,359,236

				7,400,425

Health Care — 15.82%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[3,7]	977,093	974,651
180 Medical, Inc.
3.88%	10/15/29	[7]	1,613,000	1,344,387
Bausch Health Cos., Inc.
(Canada)
11.00%	09/30/28	[3,7]	1,733,241	1,403,925
14.00%	10/15/30	[3,7]	342,224	188,223
Cano Health LLC
6.25%	10/01/28	[7]	4,067,000	3,850,087
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[7]	725,000	559,936
3.50%	04/01/30	[7]	4,060,000	3,198,427
5.00%	07/15/27	[7]	1,921,000	1,715,790
Centene Corp.
2.45%	07/15/28		7,675,000	6,253,643
2.63%	08/01/31		2,500,000	1,906,250
3.00%	10/15/30		865,000	686,871
4.25%	12/15/27		8,170,000	7,490,460
Embecta Corp.
6.75%	02/15/30	[7]	4,174,000	3,903,056
Encompass Health Corp.
4.63%	04/01/31		3,940,000	3,128,176
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[3,7]	3,140,000	2,436,562
HCA, Inc.
3.50%	09/01/30		4,000,000	3,311,580
5.38%	02/01/25		1,500,000	1,482,903
5.63%	09/01/28		1,088,000	1,045,568
5.88%	02/01/29		5,249,000	5,140,503
7.69%	06/15/25		1,650,000	1,715,868
HCA, Inc.
(MTN)
7.58%	09/15/25		1,650,000	1,713,136
Medline Borrower LP
3.88%	04/01/29	[7]	3,300,000	2,653,348

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[7]	$2,169,000	$1,763,704
ModivCare, Inc.
5.88%	11/15/25	[7]	625,000	577,587
Molina Healthcare, Inc.
3.88%	11/15/30	[7]	12,477,000	10,488,977
3.88%	05/15/32	[7]	2,566,000	2,110,258
4.38%	06/15/28	[7]	445,000	402,140
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[7]	3,950,000	3,248,875
Prestige Brands, Inc.
3.75%	04/01/31	[7]	4,246,000	3,303,197
Prime Healthcare Services, Inc.
7.25%	11/01/25	[7]	4,053,000	3,658,035
Teleflex, Inc.
4.25%	06/01/28	[7]	2,609,000	2,274,644
Tenet Healthcare Corp.
4.63%	07/15/24		625,000	605,060
4.63%	09/01/24	[7]	2,850,000	2,761,835

				87,297,662

Industrials — 4.63%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[3,7]	6,330,000	4,056,707
Artera Services LLC
9.03%	12/04/25	[7]	3,484,000	2,810,034
Ball Corp.
3.13%	09/15/31		6,897,000	5,189,082
Energizer Holdings, Inc.
4.38%	03/31/29	[7]	2,176,000	1,642,880
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[1]	1,300,000	1,070,863
Graham Packaging Co., Inc.
7.13%	08/15/28	[7]	3,286,000	2,667,688
Graphic Packaging International LLC
4.13%	08/15/24		3,150,000	3,031,875
II-VI, Inc.
5.00%	12/15/29	[7]	622,000	516,024
OT Merger Corp.
7.88%	10/15/29	[7]	4,618,000	3,062,653
TransDigm, Inc.
5.50%	11/15/27		400,000	348,197
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[3,7]	556,000	498,003
8.50%	08/15/27	[3,7]	746,000	661,516

				25,555,522

Information Technology — 2.84%
Booz Allen Hamilton, Inc.
4.00%	07/01/29	[7]	2,816,000	2,417,097
MSCI, Inc.
3.63%	09/01/30	[7]	2,020,000	1,664,666

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
3.63%	11/01/31	[7]	$1,190,000	$956,295
NCR Corp.
5.13%	04/15/29	[7]	3,717,000	2,789,824
5.25%	10/01/30	[7]	3,279,000	2,480,719
5.75%	09/01/27	[7]	1,940,000	1,762,466
6.13%	09/01/29	[7]	650,000	560,755
NortonLifeLock, Inc.
6.75%	09/30/27	[7]	1,500,000	1,445,793
Science Applications International Corp.
4.88%	04/01/28	[7]	1,795,000	1,614,453

				15,692,068

Insurance — 1.31%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[7]	3,540,000	2,743,500
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
4.25%	10/15/27	[7]	650,000	560,625
6.75%	10/15/27	[7]	1,590,000	1,381,710
AmWINS Group, Inc.
4.88%	06/30/29	[7]	250,000	209,517
AssuredPartners, Inc.
5.63%	01/15/29	[7]	3,017,000	2,348,704

				7,244,056

Materials — 4.08%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[7]	1,971,000	1,519,684
7.50%	09/30/29	[7]	2,579,000	1,705,363
ATI, Inc.
5.13%	10/01/31		295,000	241,900
Axalta Coating Systems, LLC
3.38%	02/15/29	[7]	3,451,000	2,706,509
Cheever Escrow Issuer LLC
7.13%	10/01/27	[7]	1,385,000	1,251,245
Clearwater Paper Corp.
4.75%	08/15/28	[7]	2,671,000	2,346,279
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[3,7]	3,490,000	2,824,457
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[3,7]	3,474,000	2,844,811
SCIH Salt Holdings, Inc.
4.88%	05/01/28	[7]	272,000	225,760
SCIL IV LLC/SCIL USA Holdings LLC
5.38%	11/01/26	[7]	1,189,000	925,737
Valvoline, Inc.
3.63%	06/15/31	[7]	5,502,000	4,059,867
WR Grace Holdings, LLC
5.63%	08/15/29	[7]	2,450,000	1,843,625

				22,495,237

Real Estate Investment Trust (REIT) — 2.32%
American Assets Trust LP
3.38%	02/01/31		3,431,000	2,737,064

See accompanying Notes to Financial Statements.

87 / Semi-Annual Report September 2022

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28		$1,650,000	$1,548,671
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32	[7]	2,023,000	1,577,940
Iron Mountain, Inc.
4.50%	02/15/31	[7]	257,000	199,633
5.25%	07/15/30	[7]	1,040,000	864,791
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29	[7]	295,000	248,096
4.63%	06/15/25	[7]	2,990,000	2,818,672
5.75%	02/01/27	[7]	3,000,000	2,830,254

				12,825,121

Retail — 4.23%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30	[3,7]	2,350,000	1,862,563
Asbury Automotive Group, Inc.
4.63%	11/15/29	[7]	942,000	757,716
5.00%	02/15/32	[7]	2,124,000	1,647,817
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[7]	3,700,000	3,089,500
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[7]	4,869,000	3,712,613
FirstCash, Inc.
5.63%	01/01/30	[7]	2,000,000	1,712,361
Michaels Cos., Inc. (The)
7.88%	05/01/29	[7]	3,171,000	1,835,549
Papa John’s International, Inc.
3.88%	09/15/29	[7]	2,400,000	1,929,178
Sonic Automotive, Inc.
4.88%	11/15/31	[7]	3,441,000	2,610,664
Yum! Brands, Inc.
3.88%	11/01/23		4,215,000	4,162,312

				23,320,273

Services — 4.48%
Adtalem Global Education, Inc.
5.50%	03/01/28	[7]	1,809,000	1,634,490
Carriage Services, Inc.
4.25%	05/15/29	[7]	2,100,000	1,678,595
Gartner, Inc.
3.63%	06/15/29	[7]	2,071,000	1,736,381
Global Payments, Inc.
5.30%	08/15/29		950,000	894,820
HealthEquity, Inc.
4.50%	10/01/29	[7]	1,000,000	846,039
Hertz Corp. (The)
4.63%	12/01/26	[7]	2,126,000	1,732,690
5.00%	12/01/29	[7]	2,050,000	1,534,937
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[7]	3,588,000	3,022,983
Rent-A-Center, Inc.
6.38%	02/15/29	[7]	4,111,000	3,227,135

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[7]	$2,968,000	$2,741,797
Waste Pro USA, Inc.
5.50%	02/15/26	[7]	6,420,000	5,647,385

				24,697,252

Transportation — 1.00%
Delta Air Lines, Inc./SkyMiles IP Ltd.
(Canada)
4.75%	10/20/28	[3,7]	1,510,000	1,408,412
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.50%	06/20/27	[7]	2,100,450	2,059,662
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		724,622	717,795
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		1,360,838	1,324,507

				5,510,376

Total Corporates
(Cost $539,043,397)				468,860,073

Total Bonds — 92.67%
(Cost $587,874,121)				511,343,390

Issues			Shares	Value
COMMON STOCK — 1.20%

Communications — 0.62%
Intelsat Emergence SA3,4,6,10
(Luxembourg)			125,435	3,449,463

Electric — 0.00%
Homer City Holdings LLC†,4,6,13			502,908	—

Energy — 0.14%
Valaris Ltd.[10]			15,493	758,227

Transportation — 0.44%
Hertz Global Holdings, Inc.[10]			150,000	2,442,000

Total Common Stock
(Cost $33,622,933)				6,649,690

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,3,4,6,10
(Luxembourg)			13,135	—
Intelsat Jackson Holdings SA, Series
B†,3,4,6,10
(Luxembourg)			13,135	—

				—

Total Rights
(Cost $–)				—

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues		Shares	Value

WARRANT — 0.01%

Communications — 0.00%
Intelsat Jackson Holdings SA,[3,4,6,10]
(Luxembourg)		16	$40

Entertainment — 0.01%
Cineworld Group PLC[3,10]
(United Kingdom)		288,340	37,659

Total Warrant
(Cost $60)			37,699

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 0.53%

Money Market Funds — 0.53%
Dreyfus Government Cash Management Fund
2.75%[14]		819,000	819,000
Fidelity Investments Money Market Funds - Government Portfolio
2.74%[14]		290,581	290,581
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
2.80%[14]		1,801,000	1,801,000

Total Short-Term Investments
(Cost $2,910,581)			2,910,581

Total Investments - 94.41%
(Cost $624,407,695)			520,941,360

Net unrealized depreciation on unfunded commitments - (0.01)%			(51,845)

Cash and Other Assets, Less Liabilities - 5.60%			30,885,638

Net Assets - 100.00%			$551,775,153

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[2]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $87,970, at an interest rate of 13.27% and a maturity of September 07, 2023. The investment is not accruing an unused commitment fee.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $239,970, at an interest rate of 7.06% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $8,474,761, which is 1.54% of total net assets.
[7]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[8]	Perpetual security with no stated maturity date.
[9]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.25% cash or 12.00% payment-in-kind interest.
[13]	Affiliated investment.
[14]	Represents the current yield as of September 30, 2022.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EMTN): Euro Medium-Term Note

(EUR): Euro

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PIK): Payment In Kind

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 1,952,246	EUR 1,842,000	Citigroup Global Markets, Inc.	10/07/22	$146,865
USD 875,438	EUR 874,000	Goldman Sachs International	10/07/22	18,813
USD 103,349	EUR 101,000	Citibank N.A.	10/07/22	4,357

NET UNREALIZED APPRECIATION				$170,035

See accompanying Notes to Financial Statements.

89 / Semi-Annual Report September 2022

High Yield Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	804	12/30/22	$86,436,282	$(3,083,592)	$(3,083,592)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	189	12/20/22	(22,393,547)	504,884	504,884
U.S. Treasury Ultra Bond	70	12/20/22	(9,590,000)	890,076	890,076

			(31,983,547)	1,394,960	1,394,960

TOTAL FUTURES CONTRACTS			$54,452,735	$(1,688,632)	$(1,688,632)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30[5]	5.00%	3 Months	120	Credit Suisse First Boston International	06/20/23	$1,985	$57,273	$46,565	$10,708
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	3,995	160,630	149,079	11,551

TOTAL							$217,903	$195,644	$22,259

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 90

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 104.95%

ASSET-BACKED SECURITIES — 5.79%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
4.18%	12/27/44	[1,2]	$483,818	$475,568
AIG CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.38%	10/25/33	[1,2,3]	2,200,000	2,083,136
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.65%	10/16/28	[1,2,3]	290,519	288,645
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.51%	01/20/28	[1,2,3]	954,207	940,467
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/35	[1,2]	212,761	211,775
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
4.20%	02/25/35	[2]	642,567	639,457
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.80%	02/25/30	[2]	6,414	6,403
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.78%	10/27/36	[2]	1,011,416	1,002,880
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.91%	10/25/34	[1,2,3]	2,000,000	1,923,000
CIT Education Loan Trust,
Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
3.73%	03/25/42	[1,2]	175,832	166,178
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.44%	03/15/52	[1,4]	873,652	37,279
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.41%	04/15/29	[1,2,3]	1,625,571	1,600,651
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	305,219	295,561

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
4.05%	05/25/34	[1,2]	$284,761	$284,484
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	351,762	319,088
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	664,172	591,545
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
3.75%	07/15/27	[1,2,3]	14,478	14,389
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.75%	10/20/27	[1,2,3]	623,674	618,123
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.59%	06/25/31	[2]	516,045	501,428
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
3.70%	03/25/83	[2]	1,390,549	1,342,630
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
3.70%	03/25/83	[2]	1,254,701	1,211,360
Navient Student Loan Trust,
Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
4.58%	06/25/65	[1,2]	1,535,036	1,540,098
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
4.03%	11/25/48	[1,2]	1,370,000	1,346,359
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.67%	07/15/34	[1,2,3]	2,140,000	2,049,005
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.86%	10/20/34	[1,2,3]	1,850,000	1,769,098
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.67%	07/15/36	[1,2,3]	2,000,000	1,914,000

See accompanying Notes to Financial Statements.

91 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2021-SFR8, Class D
2.08%	10/17/38	[1]	$1,150,000	$971,692
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.79%	04/20/34	[1,2,3]	1,875,000	1,792,969
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.11%	10/15/32	[1,2,3]	2,100,000	1,942,756
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
4.08%	08/20/32	[1,2,3]	2,000,000	1,935,640
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	2,097,892	1,847,292
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
3.20%	08/15/31	[2]	97,661	89,790
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.89%	12/15/32	[2]	192,728	192,710
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
3.25%	07/25/39	[2]	128,301	118,955
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.94%	01/25/41	[2]	891,636	852,179
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/83	[2]	185,000	155,517
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	04/26/83	[2]	185,000	169,255
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	04/25/73	[2]	185,000	178,611
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/25/73	[2]	2,235,000	2,183,623
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	1,597,083	1,567,705

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	$185,000	$173,619
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	185,000	163,442
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/75	[2]	185,000	178,239
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	542,879	537,930
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/83	[2]	1,885,000	1,879,090
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
3.83%	01/25/45	[1,2]	2,363,485	2,297,258
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
4.28%	10/25/34	[2]	411,259	409,123
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
3.73%	05/26/26	[2]	533,666	512,934
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	430,032	437,229
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	500,000	461,496
Vantage Data Centers Issuer LLC,
Series 2018-2A, Class A2
4.20%	11/15/43	[1]	2,019,500	1,987,843
Velocity Commercial Capital Loan Trust,
Series 2019-1, Class A
3.76%	03/25/49	[1,4]	2,109,530	1,993,015

Total Asset-Backed Securities
(Cost $50,506,945)				48,202,519

BANK LOANS — 1.33%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/30/26	[2]	169,042	160,414

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 92

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications — 0.13%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.37%	03/15/27	[2]	$563,653	$514,204
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.87%	02/01/27	[2]	97,243	93,798
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	98,237	92,159
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	03/09/27	[2]	400,395	336,534
(SOFR plus 4.25%)
7.28%	03/09/27	[2]	63,633	55,623

				1,092,318

Consumer Discretionary — 0.03%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	07/31/28	[2,7]	59,104	55,133
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
6.15%	01/24/29	[2]	89,139	82,106
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	84,929	79,244

				216,483

Electric — 0.02%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.74% - 4.87%	12/31/25	[2]	135,782	131,454

Finance — 0.06%
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	130,526	123,456
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/23/28	[2]	99,500	91,680
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.67%	11/05/28	[2]	275,000	269,156

				484,292

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Food — 0.02%
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.06% - 5.37%	08/03/25	[2]	$167,370	$162,271

Gaming — 0.07%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	12/23/24	[2]	167,421	163,845
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	60,260	56,073
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
5.88%	05/03/29	[2]	47,361	45,645
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.91%	04/13/29	[2]	318,452	310,172

				575,735

Health Care — 0.16%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.06%	11/08/27	[2]	283,375	276,601
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.76%	01/15/25	[2]	52,744	51,617
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
6.10%	05/10/27	[2]	33,426	31,159
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(PRIME plus 1.50%)
6.39%	03/01/24	[2]	202,532	202,167
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/15/27	[2]	92,556	88,063
Horizon Therapeutics USA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.88%	03/15/28	[2]	279,730	269,328
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/05/28	[2]	368,609	356,991
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	62,461	59,361

See accompanying Notes to Financial Statements.

93 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	$35,318	$32,802

				1,368,089

Industrials — 0.20%
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.40%)
7.00%	05/11/29	[2]	24,058	23,486
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
4.18%	07/01/26	[2]	909,899	883,089
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	373,100	348,500
II-VI, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.31%	07/02/29	[2]	35,672	34,632
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	67,845	66,234
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
5.92%	05/30/25	[2]	289,790	278,833
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
5.92%	12/09/25	[2]	39,520	37,960

				1,672,734

Information Technology — 0.21%
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,8]	33,031	29,679
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	227,633	219,821
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.60% - 6.03%	07/06/29	[2]	130,000	129,278
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	198,987	190,132

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
7.39%	05/02/29	[2]	$41,500	$39,269
NCR Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.62%	08/28/26	[2]	199,485	192,005
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
4.85%	09/12/29	[2]	530,000	510,655
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.30%	09/23/26	[2]	99,964	97,051
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.32%	08/31/28	[2]	22,412	21,102
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	41,395	38,889
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	10/07/27	[2]	89,069	85,840
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	228,817	201,645

				1,755,366

Insurance — 0.04%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	248,092	227,520
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
6.07%	12/23/26	[2]	60,815	51,731
HUB International Ltd.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
5.98%	04/25/25	[2]	85,876	82,887

				362,138

Retail — 0.17%
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	03/01/27	[2]	988,069	940,903

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 94

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	08/03/28	[2]	$471,438	$437,553

				1,378,456

Services — 0.19%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67% - 8.17%	01/29/27	[2]	286,202	274,277
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.31%	08/01/27	[2]	631,201	601,550
Element Materials Technology Group U.S. Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
7.28%	06/22/29	[2,9]	42,657	40,257
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	96,269	91,667
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
6.93%	02/23/29	[2]	27,593	26,075
Trans Union LLC,
Term Loan B6, 1st Lien
(LIBOR plus 2.25%)
5.37%	12/01/28	[2]	399,355	387,626
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	187,628	177,934

				1,599,386

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	01/29/27	[2]	51,722	47,695
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.53%	04/21/28	[2]	39,154	37,536

				85,231

Total Bank Loans
(Cost $11,322,738)				11,044,367

CORPORATES — 32.98%*

Automotive — 0.10%
General Motors Co.
4.88%	10/02/23		845,000	841,985

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking — 6.82%
Bank of America Corp.
1.73%	07/22/27	[4]	$2,605,000	$2,235,921
2.30%	07/21/32	[4]	1,420,000	1,064,997
2.57%	10/20/32	[4]	215,000	164,688
2.69%	04/22/32	[4]	250,000	194,978
3.00%	12/20/23	[4]	1,000,000	994,813
3.37%	01/23/26	[4]	605,000	573,051
Bank of America Corp.
(GMTN)
3.59%	07/21/28	[4]	860,000	777,034
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	900,000	666,567
2.09%	06/14/29	[4]	2,355,000	1,916,039
2.46%	10/22/25	[4]	1,120,000	1,049,122
3.09%	10/01/25	[4]	152,000	144,475
3.38%	04/02/26	[4]	315,000	298,084
3.97%	03/05/29	[4]	1,540,000	1,392,908
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	3,425,000	2,780,188
2.59%	09/11/25	[1,3,4]	370,000	336,932
3.09%	05/14/32	[1,3,4]	750,000	527,764
3.87%	01/12/29	[1,3,4]	145,000	118,641
6.44%	08/11/28	[1,3,4]	3,215,000	2,997,270
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	2,485,000	2,269,396
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	1,730,000	1,447,779
2.01%	09/22/28	[3,4]	2,425,000	1,951,857
2.21%	08/17/29	[3,4]	1,195,000	929,958
2.80%	05/24/32	[3,4]	435,000	320,247
2.87%	11/22/32	[3,4]	285,000	208,357
4.76%	06/09/28	[3,4]	475,000	436,319
5.21%	08/11/28	[3,4]	765,000	716,853
ING Groep NV
(Netherlands)
4.02%	03/28/28	[3,4]	1,795,000	1,632,947
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	755,000	699,135
1.58%	04/22/27	[4]	1,035,000	896,144
3.22%	03/01/25	[4]	1,910,000	1,849,470
3.96%	01/29/27	[4]	50,000	47,226
4.02%	12/05/24	[4]	910,000	895,896
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	875,000	872,907
3.87%	07/09/25	[3,4]	3,020,000	2,913,505
4.72%	08/11/26	[3,4]	1,365,000	1,313,135
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	1,760,000	1,603,371
1.34%	01/12/27	[1,3,4]	1,660,000	1,422,471
4.44%	06/21/33	[1,3,4]	265,000	227,569

See accompanying Notes to Financial Statements.

95 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	$385,000	$374,365
4.52%	06/25/24	[3,4]	1,165,000	1,151,540
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	1,575,000	1,455,750
1.53%	08/21/26	[3,4]	155,000	134,531
1.67%	06/14/27	[3,4]	435,000	361,126
2.47%	01/11/28	[3,4]	1,245,000	1,037,883
4.80%	11/15/24	[3,4]	1,730,000	1,706,721
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	330,000	327,416
Wells Fargo & Co.
2.19%	04/30/26	[4]	305,000	278,815
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	9,400,000	8,072,892
3.53%	03/24/28	[4]	1,140,000	1,035,340

				56,824,393

Communications — 2.84%
AT&T, Inc.
2.55%	12/01/33		4,887,000	3,628,535
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	08/15/30	[1]	400,000	316,800
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33	[1]	1,800,000	1,337,270
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		825,000	589,408
Charter Communications Operating, LLC/Charter
Communications Operating Capital
4.40%	04/01/33		1,615,000	1,335,928
Cox Communications, Inc.
2.60%	06/15/31	[1]	705,000	548,363
CSC Holdings LLC
5.38%	02/01/28	[1]	65,000	56,856
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	1,007,000	201,702
Fox Corp.
3.50%	04/08/30		1,500,000	1,288,469
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	925,000	751,885
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	2,108,000	1,794,294
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,10,11	1,003,000	—
9.75%	07/15/25	†,1,3,5,6,10,11	585,000	—

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	$1,210,000	$955,720
Lumen Technologies, Inc.
5.38%	06/15/29	[1]	275,000	205,007
Netflix, Inc.
4.63%	05/15/29		720,000	661,182
Paramount Global
4.20%	05/19/32		500,000	405,920
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	750,000	576,567
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	1,500,000	1,482,312
Sprint Corp.
7.88%	09/15/23		65,000	65,772
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	734,375	724,247
5.15%	03/20/28	[1]	1,785,000	1,748,199
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	1,210,000	979,206
T-Mobile USA, Inc.
2.25%	02/15/26		700,000	627,405
2.55%	02/15/31		740,000	586,951
3.75%	04/15/27		2,275,000	2,103,898
3.88%	04/15/30		800,000	710,102

				23,681,998

Consumer Discretionary — 1.85%
Anheuser-Busch InBev Worldwide, Inc.
4.38%	04/15/38		725,000	620,751
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	1,045,000	1,002,943
BAT Capital Corp.
2.73%	03/25/31		555,000	410,876
3.46%	09/06/29		1,570,000	1,280,229
3.56%	08/15/27		550,000	483,242
4.39%	08/15/37		830,000	593,357
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26	[3]	330,000	285,625
Constellation Brands, Inc.
4.35%	05/09/27		95,000	91,311
4.65%	11/15/28		1,000,000	947,591
GSK Consumer Healthcare Capital U.S., LLC
3.38%	03/24/27	[1]	1,000,000	908,019
Hyatt Hotels Corp.
1.30%	10/01/23		1,240,000	1,192,760
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,000,000	955,919
6.13%	07/27/27	[1,3]	385,000	379,582

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24	[1,3]	$1,650,000	$1,511,380
Reynolds American, Inc.
5.70%	08/15/35		940,000	798,043
Spectrum Brands, Inc.
3.88%	03/15/31	[1]	600,000	409,814
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[1]	4,320,000	3,560,118

				15,431,560

Electric — 1.88%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	1,625,000	1,394,172
Appalachian Power Co.,
Series H
5.95%	05/15/33		350,000	352,226
Appalachian Power Co.,
Series X
3.30%	06/01/27		410,000	377,240
Duke Energy Corp.
2.65%	09/01/26		30,000	27,244
3.10%	06/15/28		1,030,000	948,624
4.30%	03/15/28		1,105,000	1,040,980
EVERSOURCE ENERGY
4.60%	07/01/27		1,295,000	1,253,231
Exelon Corp.
2.75%	03/15/27	[1]	1,325,000	1,191,733
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	853,000	726,006
ITC Holdings Corp.
4.95%	09/22/27	[1]	2,190,000	2,137,546
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	995,000	980,005
Metropolitan Edison Co.
4.00%	04/15/25	[1]	770,000	732,391
4.30%	01/15/29	[1]	550,000	514,419
NextEra Energy Capital Holdings, Inc.
4.63%	07/15/27		2,160,000	2,090,295
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,310,723
Tucson Electric Power Co.
3.85%	03/15/23		595,000	593,028

				15,669,863

Energy — 1.48%
Boston Gas Co.
3.76%	03/16/32	[1]	2,400,000	2,026,974
Energy Transfer LP
3.45%	01/15/23		105,000	104,600
3.75%	05/15/30		315,000	266,775
4.00%	10/01/27		400,000	363,394
4.75%	01/15/26		130,000	125,348
4.95%	05/15/28		750,000	700,636
4.95%	06/15/28		1,000,000	933,170
5.50%	06/01/27		531,000	517,920

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Energy Transfer Operating LP
5.25%	04/15/29		$1,145,000	$1,082,903
Occidental Petroleum Corp.
0.00%	10/10/36	[12]	444,000	231,999
Petroleos Mexicanos
(Mexico)
2.00%	12/20/22	[3]	150,000	149,243
5.95%	01/28/31	[3]	300,000	203,104
6.35%	02/12/48	[3]	125,000	67,195
6.63%	06/15/35	[3]	1,650,000	1,050,555
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		525,000	440,786
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	400,000	331,460
4.95%	07/15/29	[1]	1,000,000	860,080
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6,10,11]	561,364	468,739
Sabine Pass Liquefaction LLC
5.00%	03/15/27		1,700,000	1,636,165
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26		60,000	55,294
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	825,000	709,537

				12,325,877

Finance — 6.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	2,045,000	1,729,680
3.00%	10/29/28	[3]	1,000,000	806,641
3.30%	01/30/32	[3]	285,000	215,139
Air Lease Corp.
2.25%	01/15/23		1,000,000	991,737
3.25%	03/01/25		820,000	769,304
3.25%	10/01/29		525,000	427,553
3.63%	12/01/27		355,000	305,719
American Express Co.
2.55%	03/04/27		815,000	728,119
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	1,558,000	1,220,974
2.88%	02/15/25	[1,3]	1,160,000	1,051,988
Capital One Financial Corp.
1.34%	12/06/24	[4]	2,090,000	1,987,160
Cboe Global Markets, Inc.
3.00%	03/16/32		820,000	679,109
Citigroup, Inc.
2.52%	11/03/32	[4]	3,285,000	2,503,562
2.56%	05/01/32	[4]	780,000	599,771
2.57%	06/03/31	[4]	285,000	224,569
3.52%	10/27/28	[4]	1,505,000	1,345,368
4.41%	03/31/31	[4]	985,000	885,112
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	405,000	361,266

See accompanying Notes to Financial Statements.

97 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25	[3]	$1,434,237	$1,391,122
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	840,000	797,607
1.22%	12/06/23		2,090,000	2,005,137
2.38%	07/21/32	[4]	1,020,000	771,167
2.64%	02/24/28	[4]	2,555,000	2,220,920
2.65%	10/21/32	[4]	3,160,000	2,425,779
3.75%	02/25/26		20,000	18,963
Intercontinental Exchange, Inc.
4.00%	09/15/27		2,050,000	1,945,022
JPMorgan Chase & Co.
1.05%	11/19/26	[4]	1,235,000	1,070,609
1.56%	12/10/25	[4]	370,000	339,375
1.95%	02/04/32	[4]	430,000	318,681
2.55%	11/08/32	[4]	425,000	323,426
2.60%	02/24/26	[4]	185,000	172,165
2.74%	10/15/30	[4]	3,055,000	2,487,874
2.95%	02/24/28	[4]	425,000	376,870
3.54%	05/01/28	[4]	900,000	815,631
Morgan Stanley
2.48%	09/16/36	[4]	620,000	444,593
2.63%	02/18/26	[4]	860,000	801,494
2.95%	05/07/32	[4]	415,000	360,432
Morgan Stanley
(GMTN)
1.51%	07/20/27	[4]	1,710,000	1,458,720
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	4,790,000	4,366,270
1.93%	04/28/32	[4]	340,000	250,435
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	700,000	603,152
3.77%	03/08/24	[1,3,4]	1,265,000	1,251,111
4.36%	08/01/24	[1,3,4]	1,085,000	1,069,782
ORIX Corp.
(Japan)
5.00%	09/13/27	[3]	3,040,000	2,957,726
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	860,000	855,099
5.50%	02/15/24	[1,3]	40,000	39,185
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23	[3]	1,587,858	1,562,634
Sandalwood 2013 LLC
2.90%	07/10/25		938,423	918,324
TIAA FSB Holdings, Inc.
5.75%	07/02/25		1,150,000	1,138,223
UBS Group AG
(Switzerland)
4.70%	08/05/27	[1,3,4]	1,000,000	949,969

				53,340,268

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food — 0.62%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29	[1,3]	$1,435,000	$1,177,495
5.75%	04/01/33	[1,3]	750,000	678,991
JBS USA LUX SA/JBS USA Food Co/JBS USA Finance, Inc.
(Canada)
3.00%	05/15/32	[1,3]	1,185,000	867,926
Kraft Heinz Foods Co.
5.00%	07/15/35		933,000	849,030
5.00%	06/04/42		245,000	213,361
Mondelez International, Inc.
3.00%	03/17/32		860,000	707,205
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	65,000	63,268
Post Holdings, Inc.
5.75%	03/01/27	[1]	600,000	574,500

				5,131,776

Gaming — 0.03%
Caesars Entertainment, Inc.
4.63%	10/15/29	[1]	300,000	230,432

Health Care — 3.95%
AbbVie, Inc.
3.60%	05/14/25		1,152,000	1,106,860
3.85%	06/15/24		1,342,000	1,318,532
Aetna, Inc.
2.80%	06/15/23		50,000	49,355
3.50%	11/15/24		1,250,000	1,215,800
Alcon Finance Corp.
2.75%	09/23/26	[1]	2,300,000	2,060,028
American Medical Systems Europe BV
(Netherlands)
1.63%	03/08/31	[3]	400,000	326,412
Amgen, Inc.
3.00%	02/22/29		500,000	438,277
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	2,914,000	2,669,170
5.50%	08/15/25	[1]	1,100,000	1,087,231
Bayer U.S. Finance LLC
3.38%	10/08/24	[1]	1,020,000	983,536
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,399,458
Becton Dickinson and Co.
3.36%	06/06/24		589,000	573,380
Centene Corp.
3.00%	10/15/30		2,000,000	1,588,140
4.25%	12/15/27		445,000	407,987
Cigna Corp.
4.13%	11/15/25		545,000	529,908
CommonSpirit Health
2.78%	10/01/30		1,650,000	1,320,511
CVS Health Corp.
3.25%	08/15/29		2,890,000	2,531,726
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,540,000	1,191,326

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 98

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,10,11]	$50,000	$2,875
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	550,000	388,845
HCA, Inc.
4.13%	06/15/29		1,145,000	1,010,204
5.38%	02/01/25		866,000	856,129
5.88%	02/15/26		2,530,000	2,500,247
5.88%	02/01/29		1,000,000	979,330
7.05%	12/01/27		80,000	81,777
Humana, Inc.
3.85%	10/01/24		860,000	839,105
3.95%	03/15/27		885,000	830,987
Medline Borrower LP
3.88%	04/01/29	[1]	465,000	373,881
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	700,000	569,199
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	500,000	411,250
PerkinElmer, Inc.
0.85%	09/15/24		2,050,000	1,902,307
Royalty Pharma PLC
(United Kingdom)
2.20%	09/02/30	[3]	675,000	520,462
Tenet Healthcare Corp.
4.25%	06/01/29	[1]	1,000,000	829,445

				32,893,680

Industrials — 1.20%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	1,821,465
Artera Services LLC
9.03%	12/04/25	[1]	227,000	183,088
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	630,000	613,245
Berry Global, Inc.
1.50%	01/15/27	[1]	690,000	572,870
1.65%	01/15/27		95,000	78,898
4.88%	07/15/26	[1]	1,055,000	993,040
Boeing Co. (The)
1.43%	02/04/24		1,300,000	1,236,635
Crane Holdings Co.
4.45%	12/15/23		1,130,000	1,122,145
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	1,028,000	977,031
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	1,115,000	918,471
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		135,000	146,014

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34	[3]	$725,000	$502,845
L3Harris Technologies, Inc.
3.85%	06/15/23		410,000	408,042
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	65,000	61,850
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[1,3]	410,000	384,999

				10,020,638

Information Technology — 0.56%
Apple, Inc.
3.25%	02/23/26		20,000	19,211
Broadcom, Inc.
4.30%	11/15/32		950,000	802,501
Change Healthcare Holdings LLC/Change Healthcare
Finance, Inc.
5.75%	03/01/25	[1]	59,000	58,816
Lenovo Group Ltd.
(Hong Kong)
6.54%	07/27/32	[1,3]	435,000	403,074
NCR Corp.
5.13%	04/15/29	[1]	300,000	225,167
Oracle Corp.
2.30%	03/25/28		1,000,000	835,869
2.88%	03/25/31		1,955,000	1,541,246
VMware, Inc.
1.00%	08/15/24		815,000	754,840

				4,640,724

Insurance — 1.48%
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
4.25%	10/15/27	[1]	200,000	172,500
6.75%	10/15/27	[1]	90,000	78,210
Aon Corp.
4.50%	12/15/28		1,235,000	1,166,734
Athene Global Funding
1.99%	08/19/28	[1]	2,555,000	2,022,267
3.21%	03/08/27	[1]	530,000	469,257
Berkshire Hathaway Finance Corp.
2.88%	03/15/32		265,000	223,767
Brown & Brown, Inc.
4.20%	03/17/32		1,330,000	1,146,014
Equitable Financial Life Global Funding
1.30%	07/12/26	[1]	1,190,000	1,034,958
Metropolitan Life Global Funding I
3.30%	03/21/29	[1]	1,200,000	1,064,203
4.30%	08/25/29	[1]	1,535,000	1,434,776
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	1,212,000	1,212,153
New York Life Global Funding
3.00%	01/10/28	[1]	50,000	45,744

See accompanying Notes to Financial Statements.

99 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26	[3]	$1,385,000	$1,330,668
Willis North America, Inc.
4.65%	06/15/27		1,025,000	975,123

				12,376,374

Materials — 0.30%
International Flavors & Fragrances, Inc.
1.23%	10/01/25	[1]	950,000	834,646
2.30%	11/01/30	[1]	1,135,000	872,620
Valvoline, Inc.
3.63%	06/15/31	[1]	1,100,000	811,678

				2,518,944

Real Estate Investment Trust (REIT) — 2.35%
Alexandria Real Estate Equities, Inc.
2.95%	03/15/34		600,000	464,854
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	560,000	420,004
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	375,000	283,421
Digital Dutch Finco BV
(Netherlands)
1.25%	02/01/31	[3]	1,085,000	767,969
Extra Space Storage LP
3.90%	04/01/29		1,650,000	1,467,526
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,140,000	1,087,264
5.38%	11/01/23		30,000	29,520
5.38%	04/15/26		2,323,000	2,224,969
5.75%	06/01/28		325,000	305,041
Healthcare Reality Holdings LP
3.50%	08/01/26		225,000	209,102
3.75%	07/01/27		930,000	854,883
Healthcare Realty Holdings LP
3.88%	05/01/25		1,400,000	1,330,381
Hudson Pacific Properties LP
4.65%	04/01/29		1,065,000	947,606
Kilroy Realty LP
3.45%	12/15/24		1,670,000	1,599,281
Life Storage LP
2.20%	10/15/30		1,000,000	762,879
Physicians Realty LP
4.30%	03/15/27		300,000	281,215
Piedmont Operating Partnership LP
3.40%	06/01/23		1,210,000	1,197,387
Prologis Euro Finance LLC
0.63%	09/10/31		150,000	106,451
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29		380,000	305,944

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	$555,000	$401,416
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,349,025
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29	[1]	1,425,000	1,198,432
4.25%	12/01/26	[1]	540,000	487,966
4.50%	01/15/28	[1]	605,000	537,571
4.63%	06/15/25	[1]	60,000	56,562
5.63%	05/01/24	[1]	270,000	265,687
Weyerhaeuser Co.
3.38%	03/09/33		810,000	657,376

				19,599,732

Retail — 0.54%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30	[1,3]	900,000	713,322
7-Eleven, Inc.
0.80%	02/10/24	[1]	1,565,000	1,480,543
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	640,000	572,946
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	100,000	76,250
FirstCash, Inc.
5.63%	01/01/30	[1]	415,000	355,315
Michaels Cos., Inc. (The)
5.25%	05/01/28	[1]	405,000	285,167
Starbucks Corp.
3.00%	02/14/32		1,220,000	1,012,553

				4,496,096

Services — 0.42%
Global Payments, Inc.
5.30%	08/15/29		1,240,000	1,167,975
Rent-A-Center, Inc.
6.38%	02/15/29	[1]	100,000	78,500
S&P Global, Inc.
2.70%	03/01/29	[1]	500,000	432,978
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	100,000	92,379
Waste Connections, Inc.
(Canada)
3.20%	06/01/32	[3]	2,045,000	1,718,700

				3,490,532

Transportation — 0.16%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24	[3]	490,000	454,063
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		378,322	379,100

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$265,789	$258,693
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		241,223	217,838
Union Pacific Corp.
2.80%	02/14/32		5,000	4,168

				1,313,862

Total Corporates
(Cost $305,952,351)				274,828,734

FOREIGN GOVERNMENT OBLIGATIONS — 0.12%

Foreign Government Obligations — 0.12%
Airport Authority
(Hong Kong)
2.50%	01/12/32	[1,3]	1,245,000	1,024,305

Total Foreign Government Obligations
(Cost $1,244,080)

MORTGAGE-BACKED — 22.19%**

Non-Agency Commercial Mortgage-Backed — 3.07%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
3.92%	05/15/36	[1,2,3]	1,688,000	1,659,647
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	1,095,000	1,001,169
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
3.74%	10/15/36	[1,2]	2,005,656	1,980,716
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	375,000	313,424
BXSC Commercial Mortgage Trust,
Series 2022-WSS, Class D
(CME Term SOFR 1-Month plus 3.19%)
6.03%	03/15/35	[1,2]	1,550,000	1,474,179
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	805,000	712,416
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	715,000	584,305
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49		3,250,000	3,063,065
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49		1,000,000	936,355

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.23%	03/10/47	[4]	$18,600,538	$191,987
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class E
(LIBOR USD 1-Month plus 2.15%)
4.97%	05/15/36	[1,2]	1,825,000	1,778,280
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	765,000	623,753
GPMT Ltd.,
Series 2021-FL4, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.70%)
4.75%	12/15/36	[1,2,3]	2,380,000	2,301,325
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	760,000	659,069
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	765,000	643,597
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.72%	05/15/48	[4]	22,002,434	263,787
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	740,000	639,891
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class A
(Ireland)
(3 month Euribor plus 0.75%)
1.09%	08/17/33	[1,2,3]	2,371,365	2,222,466
Last Mile Securities PE 2021 DAC,
Series 2021-1A, Class A1
(Ireland)
(3 month Euribor plus 0.90%)
1.24%	08/17/31	[1,2,3]	2,172,553	2,054,723
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[1]	520,000	417,545
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	960,000	790,537
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[1,4]	560,000	542,028
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	45,000	33,038
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.34%	02/15/48	[4]	32,166,676	715,908

				25,603,210

See accompanying Notes to Financial Statements.

101 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 6.63%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
4.10%	04/25/35	[2]	$2,648,641	$2,547,560
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/22)
7.51%	10/25/27		3,497	3,480
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
4.06%	12/25/34	[2]	335,297	320,140
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		3,655	3,531
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(LIBOR USD 1-Month plus 0.93%)
4.01%	01/25/35	[2]	1,851,908	1,800,412
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	05/25/36	[1,2]	42,480	37,160
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	2,623,798	2,352,197
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.62%	02/25/34	[4]	62	62
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
3.86%	01/25/36	[2]	1,968,121	1,947,146
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(LIBOR USD 1-Month plus 1.13%)
4.21%	11/25/35	[2]	4,220,000	4,081,992
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.92%	08/25/34	[4]	53,736	50,167
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.61%	03/25/61	[1,4]	3,755,231	3,657,812
Credit Suisse Mortgage Capital Trust,
Series 2022-ATH2, Class A1
4.55%	05/25/67	[1,4]	1,923,951	1,867,326
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 11/25/22)
3.38%	12/25/32		493,722	454,046
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 11/25/22)
3.02%	12/25/36		356,448	267,774
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.14%	04/25/37	[2]	101,697	70,741

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
3.33%	04/25/37	[2]	$1,208,429	$715,913
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
3.73%	09/25/34	[4]	46,272	42,668
GCAT Trust,
Series 2021-NQM5, Class A1
1.26%	07/25/66	[1,4]	4,479,075	3,530,456
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
3.25%	08/25/34	[4]	12,477	12,415
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 2.00%)
4.08%	10/25/37	[2]	1,571,785	1,433,903
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
3.62%	10/25/35	[2]	292	292
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.71%	11/25/35	[2]	157,861	154,225
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
3.94%	09/25/34	[2]	6,976	6,289
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
3.88%	11/25/34	[2]	21,077	18,719
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.86%	06/25/37	[4]	506,808	415,413
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		35,143	34,717
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		9,355	9,247
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		46,093	47,445
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
3.37%	07/25/36	[2]	1,140,671	1,135,164
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.28%	05/25/37	[4]	104,125	88,569

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.21%	01/25/34	[4]	$23,571	$23,074
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.62%)
3.70%	09/25/37	[2]	766,562	744,332
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
3.74%	10/25/32	[4]	4,566	4,470
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
4.32%	10/25/32	[4]	16,740	16,073
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
3.26%	06/25/37	[2]	326,206	202,457
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
3.33%	06/25/37	[2]	602,820	498,950
Mid-State Capital Corp. Trust,
Series 2005-1, Class M2
7.08%	01/15/40		243,051	242,288
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		348,580	336,115
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
4.01%	07/25/34	[2]	117,368	111,447
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(LIBOR USD 1-Month plus 1.04%)
4.12%	07/25/35	[2]	3,812,736	3,725,512
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
3.30%	04/25/37	[2]	1,317,849	1,305,781
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
3.76%	03/25/35	[2]	1,629,499	1,623,798
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
3.52%	02/25/36	[2]	363,873	362,986
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	02/25/36	[2]	393,870	386,859
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
3.74%	05/25/35	[2]	31,299	31,047

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/22)
2.95%	10/25/25	[1]	$2,376,389	$2,291,229
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 10/25/22)
2.49%	11/25/26	[1]	1,596,854	1,482,184
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 10/25/22)
1.79%	07/25/26	[1]	2,073,940	1,918,035
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/22)
5.56%	06/25/27	[1]	2,317,448	2,239,155
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
3.23%	10/25/35	[1,4]	1,292,180	1,277,345
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31		15,547	13,638
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31		7,027	6,185
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A3
(LIBOR USD 1-Month plus 0.34%)
3.76%	11/25/35	[2]	4,508	4,505
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.07%	12/25/34	[4]	11,769	10,318
Saxon Asset Securities Trust,
Series 2007-1, Class A2D
(LIBOR USD 1-Month plus 0.24%)
3.32%	01/25/47	[2]	4,894,564	4,648,465
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
3.29%	10/25/34	[4]	630,732	576,141
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
3.47%	04/19/35	[2]	358,148	330,877
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus
1.48%)
1.57%	02/25/36	[2]	354,290	309,362
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.89%	05/25/36	[4]	1,794,236	1,009,972
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 10/25/22)
2.12%	04/25/51	[1]	1,341,933	1,247,513
VOLT XCVI LLC,
Series 2021-NPL5, Class A1 (STEP-reset date 10/25/22)
2.12%	03/27/51	[1]	777,680	716,923

See accompanying Notes to Financial Statements.

103 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 1.56%)
4.64%	10/25/45	[2]	$419,194	$403,451

				55,207,468

U.S. Agency Commercial Mortgage-Backed — 0.35%
Fannie Mae Pool AN2786
2.76%	09/01/36		47,476	39,826
Fannie Mae Pool BL6060
2.46%	04/01/40		1,160,000	855,580
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ42, Class A1
3.90%	07/25/29		2,045,000	1,987,214

				2,882,620

U.S. Agency Mortgage-Backed — 12.14%
Fannie Mae Pool 253974
7.00%	08/01/31		717	733
Fannie Mae Pool 527247
7.00%	09/01/26		5	5
Fannie Mae Pool 545191
7.00%	09/01/31		424	436
Fannie Mae Pool 545646
7.00%	09/01/26		4	4
Fannie Mae Pool 549740
6.50%	10/01/27		1,290	1,330
Fannie Mae Pool 606108
7.00%	03/01/31		291	291
Fannie Mae Pool 630599
7.00%	05/01/32		2,180	2,236
Fannie Mae Pool 655928
7.00%	08/01/32		1,543	1,649
Fannie Mae Pool 735207
7.00%	04/01/34		760	791
Fannie Mae Pool 735861
6.50%	09/01/33		38,891	39,780
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
2.76%	03/01/34	[2]	6,761	6,663
Fannie Mae Pool 776708
5.00%	05/01/34		65,854	66,366
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.56%)
1.78%	12/01/35	[2]	2,837	2,806
Fannie Mae Pool 889184
5.50%	09/01/36		52,124	53,734
Fannie Mae Pool 890221
5.50%	12/01/33		75,135	76,526
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
2.64%	05/01/37	[2]	20,143	19,989
Fannie Mae Pool AL0209
4.50%	05/01/41		207,375	204,481

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1710
4.50%	05/01/48		$8,628	$8,343
Fannie Mae Pool CA1711
4.50%	05/01/48		597,985	578,204
Fannie Mae Pool CA2208
4.50%	08/01/48		7,677	7,423
Fannie Mae Pool FM2318
3.50%	09/01/49		979,389	893,471
Fannie Mae Pool FS1598
2.00%	04/01/52		3,176,454	2,583,263
Fannie Mae Pool FS2646
3.00%	06/01/52		3,557,315	3,101,084
Fannie Mae Pool MA1527
3.00%	08/01/33		13,860	12,785
Fannie Mae Pool MA1561
3.00%	09/01/33		779,930	713,476
Fannie Mae Pool MA1608
3.50%	10/01/33		672,427	632,088
Fannie Mae Pool MA3427
4.00%	07/01/33		6,906	6,721
Fannie Mae Pool MA3537
4.50%	12/01/48		544,169	526,168
Fannie Mae Pool MA3811
3.00%	10/01/49		430,838	374,951
Fannie Mae Pool MA4152
2.00%	10/01/40		2,508,586	2,107,161
Fannie Mae Pool MA4333
2.00%	05/01/41		695,842	583,983
Fannie Mae Pool MA4512
2.50%	01/01/52		2,211,199	1,864,029
Fannie Mae Pool MA4548
2.50%	02/01/52		2,697,520	2,270,856
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
7.11%	05/25/23	[2]	126	127
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		80,037	80,177
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	2,349	2,362
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
3.55%	07/25/37	[2]	32,792	32,661
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
2.97%	11/25/36	[2]	558,308	45,515
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		3,652	3,500

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 104

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48		$201,650	$184,151
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		27,846	27,088
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		157,847	154,157
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 0.55% Cap)
0.55%	09/25/42	[2]	6,798,692	105,161
Freddie Mac Gold Pool A25162
5.50%	05/01/34		59,938	61,326
Freddie Mac Gold Pool A33262
5.50%	02/01/35		26,302	27,182
Freddie Mac Gold Pool A68781
5.50%	10/01/37		3,587	3,702
Freddie Mac Gold Pool C03813
3.50%	04/01/42		512,052	481,581
Freddie Mac Gold Pool G01548
7.50%	07/01/32		167,280	180,408
Freddie Mac Gold Pool G01644
5.50%	02/01/34		38,310	39,517
Freddie Mac Gold Pool G02366
6.50%	10/01/36		34,283	36,505
Freddie Mac Gold Pool G08844
5.00%	10/01/48		157,868	156,099
Freddie Mac Gold Pool G12909
6.00%	11/01/22		235	235
Freddie Mac Gold Pool G15897
2.50%	09/01/31		19,789	18,171
Freddie Mac Gold Pool G16085
2.50%	02/01/32		1,210,947	1,126,207
Freddie Mac Gold Pool G16524
3.50%	05/01/33		41,533	39,626
Freddie Mac Gold Pool G16756
3.50%	01/01/34		724,060	693,363
Freddie Mac Gold Pool G18581
2.50%	01/01/31		18,863	17,544
Freddie Mac Pool SD7503
3.50%	08/01/49		2,721,416	2,482,678
Freddie Mac Pool SD8199
2.00%	03/01/52		1,722,354	1,395,206
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	1,509	1,515
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		14,038	14,276
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
3.38%	06/15/38	[2]	542,502	52,706

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
3.79%	04/15/42	[2]	$465,228	$49,538
Ginnie Mae (TBA)
2.50%	10/20/52		3,900,000	3,343,870
Ginnie Mae I Pool 782810
4.50%	11/15/39		392,974	386,366
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/34	[2]	10,320	10,171
Ginnie Mae II Pool MA4454
5.00%	05/20/47		14,278	14,281
Ginnie Mae II Pool MA4511
4.00%	06/20/47		3,584	3,405
Ginnie Mae II Pool MA4588
4.50%	07/20/47		125,950	122,691
Ginnie Mae II Pool MA4589
5.00%	07/20/47		696,541	699,322
Ginnie Mae II Pool MA4838
4.00%	11/20/47		323,831	306,179
Ginnie Mae II Pool MA4901
4.00%	12/20/47		261,692	247,346
Ginnie Mae II Pool MA5399
4.50%	08/20/48		325,232	315,414
Ginnie Mae II Pool MA5530
5.00%	10/20/48		3,907	3,884
Ginnie Mae II Pool MA6030
3.50%	07/20/49		44,542	39,819
Ginnie Mae II Pool MA6080
3.00%	08/20/49		21,568	18,716
Ginnie Mae II Pool MA6209
3.00%	10/20/49		396,299	343,898
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
8.13%	11/26/23	[2]	2,253	2,269
UMBS (TBA)
2.00%	10/01/52		3,400,000	2,749,195
2.00%	11/01/52		1,750,000	1,414,857
2.50%	10/01/52		2,575,000	2,160,969
2.50%	11/01/52		8,250,000	6,922,215
3.00%	10/01/52		10,000,000	8,689,858
3.50%	10/01/52		375,000	337,102
4.00%	10/01/52		3,825,000	3,545,765
4.50%	10/01/52		31,375,000	29,860,951
5.00%	10/01/52		15,775,000	15,370,846

				101,163,499

Total Mortgage-Backed
(Cost $197,172,681)				184,856,797

See accompanying Notes to Financial Statements.

105 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 0.98%*

California — 0.21%
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series G
2.19%	11/01/32	$795,000	$611,658
Los Angeles Department of Water & Power Power System
Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	50,000	51,479
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34	1,075,000	1,102,363

			1,765,500

Florida — 0.06%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series C
4.06%	10/01/31	280,000	257,012
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31	245,000	214,920

			471,932

Massachusetts — 0.23%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	2,000,000	1,919,919

Michigan — 0.08%
University of Michigan Revenue Bonds, Series C
3.48%	04/01/33	750,000	670,194

New York — 0.40%
City of New York General Obligation, Public Improvements,
Series 2
1.70%	03/01/29	250,000	205,040
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements
6.55%	11/15/31	25,000	25,759
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,507,267
New York State Dormitory Authority Revenue Bonds,
Series C
1.95%	03/15/29	590,000	493,692
New York State Dormitory Authority Revenue Bonds,
Transit Improvements, Series F
3.03%	02/15/33	1,245,000	1,039,272
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.50%	03/15/30	70,000	70,986

			3,342,016

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority
Revenue Bonds, University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27		$40,000	$36,620

Total Municipal Bonds
(Cost $9,330,712)				8,206,181

U.S. TREASURY SECURITIES — 41.56%

U.S. Treasury Bonds — 0.12%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.63%	07/15/32	[13]	1,140,013	1,035,314

U.S. Treasury Notes — 41.44%
U.S. Treasury Notes
2.75%	08/15/32		26,823,000	24,543,045
3.00%	07/31/27		45,480,000	42,813,803
3.13%	07/31/24		38,274,000	37,414,425
3.25%	08/31/24		24,890,000	24,441,300
3.25%	06/30/27		20,635,000	19,892,624
3.50%	09/15/25		32,765,000	32,099,461
3.88%	09/30/27		120,300,000	120,722,930
4.13%	09/30/24		43,325,000	43,347,847

				345,275,435

Total U.S. Treasury Securities
(Cost $352,651,364)				346,310,749

Total Bonds — 104.95%
(Cost $928,180,871)				874,473,652

Issues			Shares	Value

COMMON STOCK — 0.05%

Communications — 0.05%
Intelsat Emergence SA3,5,6,10
(Luxembourg)			15,249	419,347

Electric — 0.00%
Homer City Holdings LLC†,5,6			8,014	—

Total Common Stock
(Cost $968,241)				419,347

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,10
(Luxembourg)			1,596	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,10
(Luxembourg)			1,596	—

				—

Total Rights
(Cost $–)				—

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 106

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 0.20%

Money Market Funds — 0.20%
Dreyfus Government Cash Management Fund
2.75%[14]		684,500	$684,500
Fidelity Investments Money Market Funds - Government Portfolio
2.74%[14]		66,143	66,143
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
2.80%[14]		899,500	899,500

Total Short-Term Investments
(Cost $1,650,143)			1,650,143

Total Investments - 105.20%
(Cost $930,799,255)			876,543,142

Net unrealized depreciation on unfunded commitments - 0.00%			(664)

Liabilities in Excess of Other Assets - (5.20)%			(43,324,103)

Net Assets - 100.00%			$833,218,375

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,735,378, which is 0.33% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $12,530, at an interest rate of 7.03% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $5,043, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $18,580, at an interest rate of 7.28% and a maturity of June 22, 2029. The investment is not accruing an unused commitment fee.

[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2022.
[13]	Inflation protected security. Principal amount reflects original security face amount.
[14]	Represents the current yield as of September 30, 2022.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 79,000	USD 86,761	Citibank N.A.	10/07/22	$1,440
USD 2,132,168	EUR 2,082,000	The Bank of New York Mellon	10/07/22	91,558
USD 1,159,055	EUR 1,152,000	Citibank N.A.	10/07/22	29,956
USD 456,113	EUR 447,000	Goldman Sachs International	10/07/22	18,000
USD 7,990,217	EUR 7,539,000	Citigroup Global Markets, Inc.	10/07/22	601,094
USD 360,258	GBP 294,000	Citigroup Global Markets, Inc.	10/07/22	32,016
USD 190,456	GBP 161,000	Citibank N.A.	10/07/22	10,704

NET UNREALIZED APPRECIATION				$784,768

See accompanying Notes to Financial Statements.

107 / Semi-Annual Report September 2022

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	1,181	12/30/22	$242,566,329	$(3,706,508)	$(3,706,508)
U.S. Treasury Five-Year Note	96	12/30/22	10,320,750	(368,087)	(368,087)
U.S. Treasury Ten-Year Ultra Bond	63	12/20/22	7,464,516	(157,463)	(157,463)

			260,351,595	(4,232,058)	(4,232,058)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	73	12/20/22	(10,001,000)	877,114	877,114
Euro-Bobl Future	15	12/08/22	(1,759,696)	42,446	42,446
Euro-Bund Future	12	12/08/22	(1,628,061)	75,572	75,572

			(13,388,757)	995,132	995,132

TOTAL FUTURES CONTRACTS			$246,962,838	$(3,236,926)	$(3,236,926)

Reference Obligation/ Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$ 2,070	$59,727	$48,710	$11,017
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	1,155	46,439	43,100	3,339

TOTAL							$106,166	$91,810	$14,356

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 108

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 102.73%

ASSET-BACKED SECURITIES — 5.81%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.34%	10/17/34	[1,2,3]	$70,000	$64,967
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	31,501	28,575
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.41%	10/22/34	[1,2,3]	70,000	65,394
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.67%	07/15/36	[1,2,3]	70,000	66,990
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	36,485	32,127
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/83	[2]	20,000	16,813
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	04/26/83	[2]	20,000	18,298
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/25/73	[2]	35,000	34,195
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	27,254	26,753
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	20,000	18,769
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	20,000	17,669
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	17,065	17,046
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/75	[2]	30,000	28,904

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	$12,724	$12,608
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/83	[2]	15,000	14,953
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.95%	04/25/40	[1,2]	29,207	28,119

Total Asset-Backed Securities
(Cost $515,961)				492,180

CORPORATES — 65.74%*

Banking — 10.87%
Bank of America Corp.
1.73%	07/22/27	[6]	50,000	42,916
2.30%	07/21/32	[6]	40,000	30,000
2.69%	04/22/32	[6]	35,000	27,297
Bank of America Corp.
(MTN)
2.09%	06/14/29	[6]	175,000	142,381
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,6]	45,000	36,528
3.09%	05/14/32	[1,3,6]	20,000	14,074
6.54%	08/12/33	[1,3,6]	5,000	4,503
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,6]	15,000	13,114
Fifth Third Bancorp
2.55%	05/05/27		15,000	13,359
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29	[3,6]	95,000	73,930
JPMorgan Chase & Co.
1.58%	04/22/27	[6]	240,000	207,802
2.52%	04/22/31	[6]	20,000	15,836
Lloyds Banking Group PLC
(United Kingdom)
4.72%	08/11/26	[3,6]	30,000	28,860
Macquarie Group Ltd.
(Australia)
1.63%	09/23/27	[1,3,6]	45,000	37,833
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,6]	30,000	29,171
Santander UK Group Holdings PLC
(United Kingdom)
2.47%	01/11/28	[3,6]	15,000	12,505
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	35,000	34,726

See accompanying Notes to Financial Statements.

109 / Semi-Annual Report September 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[6]	$170,000	$145,999
4.90%	07/25/33	[6]	10,000	9,199

				920,033

Communications — 5.77%
AT&T, Inc.
2.55%	12/01/33		99,000	73,506
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		100,000	71,444
Comcast Corp.
1.95%	01/15/31		10,000	7,778
Discovery Communications LLC
3.63%	05/15/30		35,000	28,939
Level 3 Financing, Inc.
3.88%	11/15/29	[1]	46,000	36,333
Paramount Global
4.20%	05/19/32		30,000	24,355
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	15,000	14,823
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	46,875	46,229
5.15%	03/20/28	[1]	60,000	58,763
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[1,3]	30,000	27,002
T-Mobile USA, Inc.
2.55%	02/15/31		79,000	62,661
Verizon Communications, Inc.
2.36%	03/15/32		31,000	23,873
Walt Disney Co. (The)
7.75%	01/20/24		12,000	12,457

				488,163

Consumer Discretionary — 3.02%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30		30,000	26,827
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28	[1,3]	10,000	9,360
Clorox Co. (The)
1.80%	05/15/30		25,000	19,335
4.60%	05/01/32		5,000	4,696
Constellation Brands, Inc.
2.88%	05/01/30		30,000	24,923
GSK Consumer Healthcare Capital U.S., LLC
3.63%	03/24/32	[1]	15,000	12,720
Hyatt Hotels Corp.
1.80%	10/01/24		35,000	32,871
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25	[1,3]	30,000	28,834

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Reynolds American, Inc.
5.70%	08/15/35		$50,000	$42,449
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[1]	65,000	53,567

				255,582

Electric — 4.77%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	50,000	42,716
Ameren Corp.
3.50%	01/15/31		75,000	64,822
Appalachian Power Co.,
Series X
3.30%	06/01/27		20,000	18,402
Berkshire Hathaway Energy Co.
1.65%	05/15/31		25,000	18,935
Black Hills Corp.
4.35%	05/01/33		36,000	31,833
Duke Energy Corp.
2.55%	06/15/31		35,000	27,456
EVERSOURCE ENERGY
4.60%	07/01/27		15,000	14,516
ITC Holdings Corp.
4.95%	09/22/27	[1]	20,000	19,521
Jersey Central Power & Light Co.
2.75%	03/01/32	[1]	35,000	27,889
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	23,779
Narragansett Electric Co. (The)
3.40%	04/09/30	[1]	35,000	31,002
NextEra Energy Capital Holdings, Inc.
5.00%	07/15/32		15,000	14,348
Public Service Co. of New Mexico
3.85%	08/01/25		40,000	37,316
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		15,000	13,859
Xcel Energy, Inc.
3.40%	06/01/30		20,000	17,383

				403,777

Energy — 3.30%
Aker BP ASA
(Netherlands)
3.10%	07/15/31	[1,3]	35,000	27,610
Energy Transfer LP
4.95%	06/15/28		55,000	51,324
Kinder Morgan, Inc.
5.30%	12/01/34		30,000	27,155
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31	[3]	30,000	20,310
6.70%	02/16/32	[3]	13,000	9,128
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		10,000	7,898

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 110

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		$30,000	$28,941
Rockies Express Pipeline LLC
3.60%	05/15/25	[1]	20,000	18,096
4.95%	07/15/29	[1]	10,000	8,601
Ruby Pipeline LLC
8.00%	04/01/22	[1,4,5,7,8]	14,394	12,019
Sabine Pass Liquefaction LLC
5.00%	03/15/27		15,000	14,437
Southern Co. Gas Capital Corp.
5.15%	09/15/32		20,000	19,134
Southern Natural Gas Co. LLC
4.80%	03/15/47	[1]	30,000	24,770
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	10,000	9,998

				279,421

Finance — 7.52%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28	[3]	30,000	24,199
3.88%	01/23/28	[3]	16,000	13,922
Air Lease Corp.
3.63%	12/01/27		26,000	22,391
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	21,000	16,457
2.75%	02/21/28	[1,3]	10,000	7,867
2.88%	02/15/25	[1,3]	5,000	4,535
Cboe Global Markets, Inc.
3.00%	03/16/32		20,000	16,564
Citigroup, Inc.
2.52%	11/03/32	[6]	90,000	68,590
2.56%	05/01/32	[6]	50,000	38,447
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	10,000	8,970
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27	[6]	90,000	76,152
2.65%	10/21/32	[6]	50,000	38,383
Intercontinental Exchange, Inc.
1.85%	09/15/32		25,000	18,260
JPMorgan Chase & Co.
2.96%	01/25/33	[6]	70,000	55,191
Morgan Stanley
2.48%	09/16/36	[6]	5,000	3,585
Morgan Stanley
(GMTN)
1.51%	07/20/27	[6]	35,000	29,857
Morgan Stanley
(MTN)
1.93%	04/28/32	[6]	135,000	99,438
2.51%	10/20/32	[6]	5,000	3,830
Nationwide Building Society
(United Kingdom)
1.50%	10/13/26	[1,3]	25,000	21,289

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
ORIX Corp.
(Japan)
4.00%	04/13/32	[3]	$25,000	$21,958
5.00%	09/13/27	[3]	10,000	9,729
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	17,324	17,926
Raymond James Financial, Inc.
4.65%	04/01/30		20,000	18,844

				636,384

Food — 1.78%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31	[1,3]	32,000	25,595
Kraft Heinz Foods Co.
5.00%	07/15/35		28,000	25,480
Mondelez International, Inc.
3.00%	03/17/32		30,000	24,670
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	60,000	45,324
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	40,000	29,627

				150,696

Health Care — 8.54%
AbbVie, Inc.
4.50%	05/14/35		40,000	35,671
Alcon Finance Corp.
2.75%	09/23/26	[1]	40,000	35,827
Amgen, Inc.
2.30%	02/25/31		30,000	23,913
Ascension Health,
Series B
2.53%	11/15/29		20,000	16,939
Banner Health
2.34%	01/01/30		10,000	8,316
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28		15,000	13,821
Baxter International, Inc.
3.95%	04/01/30		10,000	8,975
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	45,000	41,219
Becton Dickinson and Co.
3.70%	06/06/27		20,000	18,634
Centene Corp.
3.00%	10/15/30		50,000	39,704
Cigna Corp.
2.40%	03/15/30		35,000	28,555
CommonSpirit Health
2.78%	10/01/30		20,000	16,006
3.35%	10/01/29		50,000	42,130
CVS Health Corp.
3.25%	08/15/29		50,000	43,801

See accompanying Notes to Financial Statements.

111 / Semi-Annual Report September 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		$35,000	$27,076
Elanco Animal Health, Inc.
6.40%	08/28/28		15,000	13,317
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	20,000	16,538
HCA, Inc.
3.63%	03/15/32	[1]	10,000	8,121
4.13%	06/15/29		65,000	57,348
Humana, Inc.
2.15%	02/03/32		5,000	3,814
3.70%	03/23/29		10,000	8,970
Illumina, Inc.
2.55%	03/23/31		25,000	19,217
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	30,000	25,220
PerkinElmer, Inc.
2.25%	09/15/31		35,000	26,379
Premier Health Partners,
Series G
2.91%	11/15/26		15,000	13,412
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26		20,000	18,647
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30		20,000	15,174
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	25,000	20,669
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30	[3]	30,000	22,509
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31	[3]	30,000	23,686
Universal Health Services, Inc.
1.65%	09/01/26	[1]	35,000	29,378

				722,986

Industrials — 2.05%
Amcor Finance USA, Inc.
3.63%	04/28/26		25,000	23,352
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	15,000	14,601
3.85%	12/15/25	[1]	10,000	9,530
Berry Global, Inc.
1.57%	01/15/26		20,000	17,488
1.65%	01/15/27		20,000	16,610
Boeing Co. (The)
4.88%	05/01/25		15,000	14,640
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	10,000	9,504
Sealed Air Corp.
1.57%	10/15/26	[1]	30,000	25,235

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Sonoco Products Co.
3.13%	05/01/30		$25,000	$20,827
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26	[1,3]	15,000	13,868
WRKCo, Inc.
3.00%	06/15/33		10,000	7,749

				173,404

Information Technology — 2.05%
Amazon.com, Inc.
3.60%	04/13/32		10,000	9,086
Broadcom, Inc.
3.42%	04/15/33	[1]	35,000	26,898
Fidelity National Information Services, Inc.
5.10%	07/15/32		25,000	23,602
Fiserv, Inc.
2.65%	06/01/30		20,000	16,235
Micron Technology, Inc.
2.70%	04/15/32		15,000	10,931
Netflix, Inc.
3.63%	06/15/25	[1]	20,000	18,921
Oracle Corp.
2.88%	03/25/31		70,000	55,185
Take-Two Interactive Software, Inc.
4.00%	04/14/32		15,000	13,064

				173,922

Insurance — 4.78%
Aon Corp.
2.80%	05/15/30		25,000	20,747
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31		10,000	7,843
Athene Global Funding
1.61%	06/29/26	[1]	5,000	4,257
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	30,000	29,446
Berkshire Hathaway Finance Corp.
2.88%	03/15/32		5,000	4,222
Brown & Brown, Inc.
2.38%	03/15/31		35,000	26,276
Equitable Financial Life Global Funding
1.30%	07/12/26	[1]	25,000	21,743
Farmers Exchange Capital
7.05%	07/15/28	[1]	5,000	5,152
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	45,000	37,185
Marsh & McLennan Cos., Inc.
2.25%	11/15/30		30,000	23,846
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	12,876
MMI Capital Trust I,
Series B
7.63%	12/15/27		50,000	53,606
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,6]	50,000	50,006

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 112

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
New York Life Insurance Co.
5.88%	05/15/33	[1]	$25,000	$25,628
Progressive Corp. (The)
3.20%	03/26/30		10,000	8,814
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,6]	55,000	52,737
Willis North America, Inc.
2.95%	09/15/29		25,000	20,598

				404,982

Materials — 0.47%
Georgia-Pacific LLC
2.30%	04/30/30	[1]	20,000	16,412
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	30,000	23,065

				39,477

Real Estate Investment Trust (REIT) — 7.50%
American Assets Trust LP
3.38%	02/01/31		25,000	19,944
American Homes 4 Rent LP
2.38%	07/15/31		30,000	22,755
American Tower Corp.
2.90%	01/15/30		15,000	12,351
Crown Castle, Inc.
3.30%	07/01/30		25,000	20,967
CubeSmart LP
4.38%	02/15/29		15,000	13,821
Equinix, Inc.
3.90%	04/15/32		25,000	21,287
Essex Portfolio LP
2.65%	03/15/32		10,000	7,815
Extra Space Storage LP
3.90%	04/01/29		25,000	22,235
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		4,000	3,042
4.00%	01/15/30		20,000	16,769
5.30%	01/15/29		20,000	18,564
Healthcare Reality Holdings LP
2.00%	03/15/31		50,000	36,802
3.10%	02/15/30		15,000	12,348
Healthcare Realty Holdings LP
3.88%	05/01/25		20,000	19,005
Hudson Pacific Properties LP
3.95%	11/01/27		75,000	67,059
Invitation Homes Operating Partnership LP
2.30%	11/15/28		45,000	36,091
Kilroy Realty LP
2.50%	11/15/32		25,000	18,059
3.05%	02/15/30		5,000	3,997
4.38%	10/01/25		15,000	14,394
Life Storage LP
2.20%	10/15/30		40,000	30,515
LXP Industrial Trust
2.38%	10/01/31		25,000	18,271
2.70%	09/15/30		25,000	19,270

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Mid-America Apartments LP
1.70%	02/15/31		$20,000	$15,138
Physicians Realty LP
2.63%	11/01/31		5,000	3,801
Piedmont Operating Partnership LP
2.75%	04/01/32		35,000	25,078
SL Green Operating Partnership LP
3.25%	10/15/22		35,000	34,975
UDR, Inc.
(MTN)
4.40%	01/26/29		10,000	9,234
Ventas Realty LP
4.13%	01/15/26		10,000	9,580
VICI Properties LP
5.13%	05/15/32		25,000	22,214
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25	[1]	50,000	47,135
Weyerhaeuser Co.
3.38%	03/09/33		15,000	12,174

				634,690

Retail — 0.53%
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30	[1,3]	35,000	28,824
Starbucks Corp.
2.55%	11/15/30		20,000	16,336

				45,160

Services — 1.29%
Global Payments, Inc.
5.30%	08/15/29		15,000	14,129
Moody’s Corp.
4.25%	08/08/32		30,000	27,353
Northwestern University
3.69%	12/01/38		20,000	17,115
RELX Capital, Inc.
3.00%	05/22/30		30,000	25,347
Republic Services, Inc.
2.90%	07/01/26		5,000	4,600
S&P Global, Inc.
2.90%	03/01/32	[1]	10,000	8,365
Waste Connections, Inc.
(Canada)
2.60%	02/01/30	[3]	15,000	12,538

				109,447

Transportation — 1.50%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		22,010	18,828
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		29,379	24,154
Norfolk Southern Corp.
3.00%	03/15/32		15,000	12,591

See accompanying Notes to Financial Statements.

113 / Semi-Annual Report September 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		$2,898	$2,871
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		15,619	15,651
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		38,274	37,252
Union Pacific Corp.
2.89%	04/06/36		20,000	15,329

				126,676

Total Corporates
(Cost $6,622,329)				5,564,800

MORTGAGE-BACKED — 22.34%**

Non-Agency Commercial Mortgage-Backed — 5.25%
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.49%	04/10/46	[6]	3,122,456	9,640
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.96%	09/10/46	[6]	7,055,509	32,174
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.10%	10/10/47	[6]	565,153	8,235
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.04%	07/10/45	[6]	12,782,900	1,149
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
1.09%	08/10/47	[6]	579,730	7,597
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.23%	03/10/47	[6]	815,283	8,415
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.22%	06/10/47	[6]	1,768,247	22,029
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.00%	09/10/47	[4,5,6]	2,038,283	24,948
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.86%	12/15/49	[6]	316,565	7,223
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.60%	02/10/46	[6]	2,541,113	2,719
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,6]	375,000	2,752
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.58%	08/10/43	[1,6]	2,456,384	7,888

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44	[1,6]	$247,339	$3
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.67%	08/10/46	[6]	4,374,682	12,251
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.18%	04/10/47	[6]	2,285,142	23,854
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.96%	09/15/47	[6]	1,831,864	20,774
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.96%	11/15/47	[6]	1,419,346	20,059
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
1.59%	11/15/43	[1,6]	597,694	4,323
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.31%	12/15/47	[6]	519,456	245
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
1.08%	12/15/48	[6]	1,737,551	1,643
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.10%	12/15/47	[6]	1,796,468	26,925
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[6]	663,552	11,586
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.18%	08/10/49	[1,4,5,6]	462,022	84
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[6]	297,459	3,907
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.18%	12/15/47	[6]	4,697,845	80,814
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.77%	07/15/58	[6]	2,100,023	29,313
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class XA (IO)
1.13%	03/15/47	[6]	6,718,517	60,001
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.42%	03/15/47	[6]	1,215,886	14,008

				444,559

Non-Agency Mortgage-Backed — 4.69%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.75%)
3.83%	01/25/36	[2]	100,000	94,874

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 114

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	09/26/36	[1,2]	$9,691	$9,695
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
2.99%	04/25/34	[6]	6,833	6,461
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30	[6]	19,426	2,963
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,6]	71,672	63,590
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
4.43%	10/25/37	[1,2]	2,800	2,782
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.71%	02/25/35	[2]	38,627	36,124
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
3.98%	10/25/47	[2]	19,457	18,243
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
3.23%	09/25/35	[6]	10,485	10,123
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	05/25/37	[2]	11,420	11,371
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	06/25/37	[2]	72,558	64,944
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
2.83%	06/25/35	[6]	1,613	1,608
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.44%)
3.52%	02/25/36	[2]	4,149	4,025
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
2.99%	07/25/34	[6]	11,375	10,901
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
3.18%	05/25/47	[2]	66,027	47,109
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
3.69%	03/19/34	[2]	1,521	1,448

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wells Fargo Home Equity Trust Mortgage Pass-Through
Certificates,
Series 2004-1, Class 2A1
(LIBOR USD 1-Month plus 0.60%)
3.68%	04/25/34	[2]	$11,140	$10,591

				396,852

U.S. Agency Commercial Mortgage-Backed — 0.53%
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.14%	04/25/36	[6]	67,802	617
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[6]	308,432	5,533
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.61%	10/25/43	[6]	250,000	9,845
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC01, Class X1 (IO)
0.56%	12/25/22	[6]	2,254,153	1,779
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53	[6]	2,686,208	8,597
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54	[6]	504,053	6,249
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.21%	10/16/54	[6]	896,893	11,929

				44,549

U.S. Agency Mortgage-Backed — 11.87%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
2.92%	11/25/41	[2]	76,303	5,356
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42		18,228	15,843
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
4.18%	10/25/42	[2]	31,304	31,003
Freddie Mac Pool SD8189
2.50%	01/01/52		47,406	39,949
Freddie Mac Pool SD8199
2.00%	03/01/52		48,517	39,302
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42		99,625	90,901
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		156,166	33,838

See accompanying Notes to Financial Statements.

115 / Semi-Annual Report September 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.59%	10/20/33	[2]	$197,017	$16,995
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		24,533	23,195
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		2,475	2,331
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		20,526	19,500
UMBS (TBA)
2.00%	10/01/52		25,000	20,215
2.00%	11/01/52		50,000	40,424
2.50%	10/01/52		50,000	41,961
2.50%	11/01/52		100,000	83,906
3.00%	10/01/52		25,000	21,725
4.00%	10/01/52		50,000	46,350
4.50%	10/01/52		275,000	261,729
5.00%	10/01/52		175,000	170,516

				1,005,039

Total Mortgage-Backed
(Cost $3,270,545)				1,890,999

MUNICIPAL BONDS — 5.42%*

California — 0.82%
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series RY
6.76%	07/01/34		10,000	11,048
Regents of the University of California Medical Center
Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50		10,000	6,640
San Francisco City & County Airport Commercial-San
Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34		20,000	15,886
Santa Clara Valley Transportation Authority Revenue Bonds,
Transit Improvements
5.88%	04/01/32		20,000	20,675
Santa Monica Community College District General
Obligation Bonds
2.05%	08/01/33		20,000	15,153

				69,402

Florida — 0.16%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.50%	10/01/31		15,000	13,158

Maryland — 0.14%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33		15,000	11,642

Issues	Maturity Date		Principal Amount	Value

MUNICIPAL BONDS (continued)

Massachusetts — 0.28%
Massachusetts School Building Authority Revenue Bonds,
Series A
2.50%	02/15/37		$15,000	$10,925
Massachusetts School Building Authority Revenue Bonds,
Series B
2.97%	10/15/32		15,000	12,594

				23,519

Michigan — 0.27%
University of Michigan Revenue Bonds, Series C
3.44%	04/01/31		25,000	22,804

New York — 3.75%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31		30,000	23,115
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.73%	08/01/29		5,000	4,610
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33		50,000	39,172
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33		100,000	74,240
New York State Dormitory Authority Revenue Bonds, School
Improvements, Series F
2.96%	02/15/32		25,000	21,059
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29		75,000	62,757
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33		50,000	50,478
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series B
2.97%	03/15/34		15,000	12,198
New York State Urban Development Corp. Revenue Bonds,
Economic Improvements, Series F
2.00%	03/15/33		15,000	11,081
New York State Urban Development Corp. Revenue Bonds,
Transit Improvements, Series B
2.59%	03/15/35		25,000	19,158

				317,868

Total Municipal Bonds
(Cost $576,325)				458,393

U.S. TREASURY SECURITIES — 3.42%

U.S. Treasury Bonds — 0.13%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.63%	07/15/32	[9]	12,236	11,112

U.S. Treasury Notes — 3.29%
U.S. Treasury Notes
2.75%	08/15/32		128,000	117,120
3.88%	09/30/27		101,000	101,355

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 116

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.13%	09/30/24	$60,000	$60,032

			278,507

Total U.S. Treasury Securities
(Cost $289,987)			289,619

Total Bonds — 102.73%
(Cost $11,275,147)			8,695,991

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 3.89%

Money Market Funds — 3.89%
Dreyfus Government Cash Management Fund
2.75%[10]		105,500	105,500
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[10]		20,614	20,614
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[10]		203,500	203,500

Total Short-Term Investments
(Cost $329,614)			329,614

Total Investments - 106.62%
(Cost $11,604,761)			9,025,605

Liabilities in Excess of Other Assets - (6.62)%			(560,127)

Net Assets - 100.00%			$8,465,478

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $69,178, which is 0.82% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents the current yield as of September 30, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(TBA): To-Be-Announced

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	12	12/30/22	$2,464,688	$(37,293)	$(37,293)
U.S. Treasury Five-Year Note	7	12/30/22	752,555	(26,610)	(26,610)

			3,217,243	(63,903)	(63,903)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	12	12/20/22	(1,421,813)	83,157	83,157
U.S. Treasury Ultra Bond	1	12/20/22	(137,000)	13,131	13,131

			(1,558,813)	96,288	96,288

TOTAL FUTURES CONTRACTS			$1,658,430	$32,385	$32,385

See accompanying Notes to Financial Statements.

117 / Semi-Annual Report September 2022

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	$40	$11,095	$—	$11,095
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	25	6,877	—	6,877
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	20	5,419	—	5,419
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	470	(28,226)	—	(28,226)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	340	(20,369)	—	(20,369)
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	235	(13,910)	—	(13,910)
Interest Rate Swap[1]	06/10/24	1.95%	Annual	3-month USD LIBOR	Annual	660	(24,716)	—	(24,716)

TOTAL SWAPS CONTRACTS						$1,790	$(63,830)	$—	$(63,830)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 118

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 116.56%

ASSET-BACKED SECURITIES — 12.19%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	07/25/56	[1,2]	$1,067,730	$1,049,021
American Credit Acceptance Receivables Trust,
Series 2019-3, Class F
5.42%	05/12/26	[1]	7,780,000	7,725,737
American Credit Acceptance Receivables Trust,
Series 2019-4, Class D
2.97%	12/12/25	[1]	847,463	841,239
American Credit Acceptance Receivables Trust,
Series 2020-3, Class D
2.40%	06/15/26	[1]	1,700,000	1,658,499
Americredit Automobile Receivables Trust,
Series 2019-1, Class D
3.62%	03/18/25		4,610,000	4,549,037
AmeriCredit Automobile Receivables Trust,
Series 2020-1, Class D
1.80%	12/18/25		6,065,000	5,797,405
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.65%	10/16/28	[1,2,3]	694,720	690,237
AMMC CLO XIII Ltd.,
Series 2013-13A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
3.83%	07/24/29	[1,2,3]	5,460,066	5,379,213
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.51%	01/20/28	[1,2,3]	3,493,922	3,443,610
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.66%	07/20/29	[1,2,3]	2,496,251	2,464,300
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
3.53%	04/25/35	[1,2]	105,267	99,559
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.80%	02/25/30	[2]	24,372	24,330
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.78%	10/27/36	[2]	4,983,435	4,941,375
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.31%	04/15/34	[1,2,3]	900,000	895,059

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Carmax Auto Owner Trust,
Series 2019-4, Class C
2.60%	09/15/25		$3,270,000	$3,186,137
Carvana Auto Receivables Trust,
Series 2021-N2, Class D
1.27%	03/10/28		6,140,000	5,760,148
Carvana Auto Receivables Trust,
Series 2022-N1, Class N
4.60%	12/11/28	[1]	3,152,646	3,144,055
CF Hippolyta Issuer, LLC,
Series 2020-1, Class A1
1.69%	07/15/60	[1]	8,468,632	7,630,196
Drive Auto Receivables Trust,
Series 2021-2, Class C
0.87%	10/15/27		5,745,000	5,520,816
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.73%	11/15/28	[1,2,3]	2,411,597	2,377,473
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.88%	04/26/32	[1,2]	4,956,130	4,895,164
Exeter Automobile Receivables Trust,
Series 2021-3A, Class C
0.96%	10/15/26		11,395,000	10,898,730
Exeter Automobile Receivables Trust,
Series 2021-4A, Class C
1.46%	10/15/27		3,110,000	2,925,501
Flagship Credit Auto Trust,
Series 2019-4, Class D
3.12%	01/15/26	[1]	2,967,000	2,857,450
GLS Auto Receivables Issuer Trust,
Series 2020-3A, Class D
2.27%	05/15/26	[1]	4,000,000	3,896,406
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
3.45%	08/25/42	[2]	1,559,776	1,426,985
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
3.92%	10/29/29	[1,2,3]	3,839,366	3,796,404
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
4.05%	05/25/34	[1,2]	260,850	260,596
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	2,979,475	2,702,723
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-1, Class C
1.02%	09/25/28	[1]	985,670	949,906

See accompanying Notes to Financial Statements.

119 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
3.69%	03/20/30	[1,2,3]	$4,500,000	$4,424,936
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
3.68%	01/22/28	[1,2,3]	6,007,120	5,911,606
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.73%	07/21/30	[1,2,3]	10,730,000	10,529,682
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
3.26%	04/15/29	[1,2,3]	3,705,976	3,636,748
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.31%	01/15/28	[1,2,3]	5,531,229	5,443,282
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69	[1]	1,063,053	912,997
Navient Private Education Refi Loan Trust,
Series 2021-FA, Class A
1.11%	02/18/70	[1]	3,276,740	2,817,424
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
3.65%	11/26/40	[2]	3,885,119	3,758,015
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	12/27/66	[1,2]	2,390,783	2,367,710
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.68%	06/25/41	[1,2]	1,608,035	1,581,337
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	07/25/46	[1,2]	5,164,297	5,096,679
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
3.36%	10/20/34	[1,2,3]	2,343,750	2,301,984
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
4.13%	11/20/30	[1,2,3]	2,000,000	1,966,950

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.46%	07/15/29	[1,2,3]	$6,000,000	$5,903,400
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.53%	04/21/34	[1,2,3]	984,375	981,304
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
3.77%	04/18/31	[1,2,3]	2,250,000	2,205,450
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.78%	05/20/29	[1,2,3]	1,255,499	1,237,545
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
4.23%	09/25/65	[1,2]	5,146,012	5,140,040
Progress Residential Trust,
Series 2020-SFR3, Class F
2.80%	10/17/27	[1]	6,980,000	6,185,256
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class A
2.83%	10/25/52	[1]	3,790,417	3,562,206
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.79%	04/20/34	[1,2,3]	5,100,000	4,876,875
Reese Park CLO Ltd.,
Series 2020-1A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.41%	10/15/34	[1,2,3]	1,900,000	1,863,539
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.90%	10/20/30	[1,2,3]	1,750,000	1,716,267
Santander Bank Auto Credit-Linked Notes,
Series 2022-B, Class E
8.68%	08/16/32	[1]	5,250,000	5,257,395
Santander Drive Auto Receivables Trust,
Series 2019-2, Class D
3.22%	07/15/25		4,781,013	4,750,937
Santander Drive Auto Receivables Trust,
Series 2020-4, Class D
1.48%	01/15/27		3,835,000	3,689,691
Santander Drive Auto Receivables Trust,
Series 2021-3, Class C
0.95%	09/15/27		2,010,000	1,939,821

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 120

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust,
Series 2021-3, Class D
1.33%	09/15/27		$6,260,000	$5,893,213
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	6,202,462	5,461,558
SLC Student Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
2.97%	05/15/29	[2]	2,207,321	2,182,691
SLM Student Loan Trust,
Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
3.84%	12/15/25	[1,2]	151,490	151,284
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.43%	07/25/22	[2]	3,229,330	3,229,929
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	2,272,982	2,231,170
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	01/25/29	[2]	1,991,234	1,916,223
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	06/25/43	[2]	2,285,635	2,217,577
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
3.68%	02/26/29	[2]	3,634,610	3,461,339
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[1]	5,000,000	4,711,914
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	2,900,000	2,676,677
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36	[1]	10,685,252	10,431,968
Tricon American Homes Trust,
Series 2017-SFR2, Class B
3.28%	01/17/36	[1]	9,017,000	8,731,117
Vantage Data Centers Issuer LLC,
Series 2019-1A, Class A2
3.19%	07/15/44	[1]	5,417,641	5,172,924
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
3.49%	06/07/30	[1,2,3]	9,600,000	9,414,662

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
World Omni Auto Receivables Trust,
Series 2021-D, Class B
1.52%	11/15/27		$5,325,000	$4,732,489

Total Asset-Backed Securities
(Cost $279,751,583)				274,463,122

BANK LOANS — 2.39%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/30/26	[2]	507,125	481,241

Communications — 0.25%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.37%	03/15/27	[2]	2,400,920	2,190,287
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.87%	02/01/27	[2]	243,108	234,497
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	245,592	230,397
Term Loan, 1st Lien
(LIBOR plus 2.25%)
5.07%	07/17/25	[2]	241,839	231,411
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
7.44%	02/01/29	[2,3]	1,919,795	1,806,527
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	03/09/27	[2]	1,212,632	1,019,223

				5,712,342

Consumer Discretionary — 0.35%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	07/31/28	[2,7]	1,823,800	1,701,268
Four Seasons Hotels, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/30/23	[2]	2,631,919	2,623,234
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
6.15%	01/24/29	[2]	2,244,375	2,067,316
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	1,559,171	1,454,800

				7,846,618

See accompanying Notes to Financial Statements.

121 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Electric — 0.01%
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.74% - 4.87%	12/31/25	[2]	$242,468	$234,739

Finance — 0.18%
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	442,523	418,553
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	01/26/28	[2]	742,443	713,596
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/23/28	[2]	2,512,375	2,314,915
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.67%	11/05/28	[2]	515,000	504,056

				3,951,120

Food — 0.08%
Chobani LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	10/25/27	[2]	1,887,288	1,735,720

Gaming — 0.09%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.87%	12/23/24	[2]	549,769	538,028
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	908,132	845,035
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.67%	04/26/28	[2]	116,036	110,525
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.91%	04/13/29	[2]	473,853	461,533

				1,955,121

Health Care — 0.27%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(PRIME plus 1.50%)
6.39%	03/01/24	[2]	77,272	77,133

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Embecta Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
6.55%	03/30/29	[2]	$2,465,870	$2,401,140
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
5.67%	12/30/26	[2]	161,657	157,616
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/15/27	[2]	231,389	220,157
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
5.13%	05/22/26	[2]	1,000,000	965,625
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/05/28	[2]	473,981	459,041
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.19%	06/02/28	[2]	1,000,000	980,000
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	312,395	296,893
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
5.37%	04/20/29	[2]	498,750	492,516
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	116,400	108,107

				6,158,228

Industrials — 0.22%
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.40%)
7.00%	05/11/29	[2]	64,092	62,570
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
4.18%	07/01/26	[2]	2,911,775	2,825,979
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	1,286,387	1,201,569
II-VI, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.31%	07/02/29	[2]	149,546	145,185

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 122

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	$295,218	$288,207
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
5.92%	05/30/25	[2]	389,000	374,292
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
5.92%	12/09/25	[2]	129,363	124,257

				5,022,059

Information Technology — 0.42%
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,8]	2,408,652	2,164,174
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
6.59%	07/24/26	[2]	1,492,500	1,363,772
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	347,835	335,899
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.60% - 6.03%	07/06/29	[2]	410,000	407,722
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	646,709	617,930
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
7.39%	05/02/29	[2]	111,000	105,034
NCR Corp.,
Delayed-Draw Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.62%	08/28/26	[2]	448,843	432,011
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
4.85%	09/12/29	[2]	3,000,000	2,890,500
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.30%	09/23/26	[2]	249,962	242,678
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.32%	08/31/28	[2]	130,443	122,816

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	$109,723	$103,079
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	10/07/27	[2]	587,467	566,172
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	168,521	148,509

				9,500,296

Insurance — 0.05%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	1,213,750	1,113,106

Retail — 0.19%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.07%	02/19/28	[2]	435,569	417,726
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	03/01/27	[2]	3,061,075	2,914,955
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	08/03/28	[2]	992,500	921,164

				4,253,845

Services — 0.25%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67% - 8.17%	01/29/27	[2]	156,655	150,128
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.21% - 7.56%	02/15/29	[2]	2,992,500	2,865,319
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.31%	08/01/27	[2]	1,127,902	1,074,918
Element Materials Technology Group U.S. Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
7.28%	06/22/29	[2,9]	236,992	223,661
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	545,084	519,023

See accompanying Notes to Financial Statements.

123 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
6.93%	02/23/29	[2]	$230,818	$218,123
Trans Union LLC,
Term Loan B6, 1st Lien
(LIBOR plus 2.25%)
5.37%	12/01/28	[2]	304,990	296,032
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	170,408	161,604

				5,508,808

Transportation — 0.01%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	01/29/27	[2]	173,727	160,202
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.53%	04/21/28	[2]	128,630	123,314

				283,516

Total Bank Loans
(Cost $55,836,337)				53,756,759

CORPORATES — 32.21%*

Banking — 8.73%
Bank of America Corp.
1.73%	07/22/27	[6]	1,549,000	1,329,536
3.37%	01/23/26	[6]	3,035,000	2,874,727
Bank of America Corp.
(GMTN)
3.59%	07/21/28	[6]	2,680,000	2,421,455
Bank of America Corp.
(MTN)
1.32%	06/19/26	[6]	20,993,000	18,629,163
3.38%	04/02/26	[6]	22,713,000	21,493,251
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,6]	2,000,000	1,623,468
2.59%	09/11/25	[1,3,6]	9,715,000	8,846,750
3.80%	06/09/23	[3]	1,170,000	1,149,716
3.87%	01/12/29	[1,3,6]	2,605,000	2,131,457
6.44%	08/11/28	[1,3,6]	5,375,000	5,010,987
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,6]	8,340,000	7,616,403
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,6]	4,510,000	4,145,365
2.01%	09/22/28	[3,6]	20,105,000	16,182,303
ING Groep NV
(Netherlands)
3.87%	03/28/26	[3,6]	645,000	611,837

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
JPMorgan Chase & Co.
0.70%	03/16/24	[6]	$6,581,000	$6,448,397
0.77%	08/09/25	[6]	2,535,000	2,327,604
2.18%	06/01/28	[6]	879,000	748,633
4.02%	12/05/24	[6]	20,520,000	20,201,958
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,6]	2,175,000	1,851,985
3.87%	07/09/25	[3,6]	381,000	367,565
4.72%	08/11/26	[3,6]	10,255,000	9,865,350
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,6]	5,880,000	5,356,717
1.34%	01/12/27	[1,3,6]	3,425,000	2,934,917
3.19%	11/28/23	[1,3,6]	3,960,000	3,949,179
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,6]	320,000	318,032
4.80%	11/15/24	[3,6]	13,000,000	12,825,070
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	1,000,000	992,170
UBS AG
(Switzerland)
(SOFR Rate plus 0.45%)
3.07%	08/09/24	[1,2,3]	3,185,000	3,164,145
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[6]	2,000,000	1,717,636
3.53%	03/24/28	[6]	32,200,000	29,243,816

				196,379,592

Communications — 1.88%
AT&T, Inc.
2.30%	06/01/27		1,600,000	1,402,937
(LIBOR USD 3-Month plus 1.18%)
4.42%	06/12/24	[2]	475,000	476,366
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%	07/23/25		1,720,000	1,679,794
Cox Communications, Inc.
3.15%	08/15/24	[1]	1,199,000	1,149,078
7.63%	06/15/25		900,000	943,976
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	1,330,000	1,114,290
Qwest Corp.
7.25%	09/15/25		4,665,000	4,781,625
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	4,820,000	4,763,163
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	9,916,875	9,780,109
5.15%	03/20/28	[1]	3,675,000	3,599,232
T-Mobile USA, Inc.
2.25%	02/15/26		3,766,000	3,375,440

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
3.75%	04/15/27		$6,325,000	$5,849,300
3.88%	04/15/30		3,810,000	3,381,859

				42,297,169

Consumer Discretionary — 1.98%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	6,030,000	5,787,315
BAT Capital Corp.
3.22%	08/15/24		2,140,000	2,060,100
3.56%	08/15/27		9,265,000	8,140,427
GSK Consumer Healthcare Capital U.S., LLC
3.38%	03/24/27	[1]	6,050,000	5,493,514
Hyatt Hotels Corp.
1.30%	10/01/23		4,655,000	4,477,659
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,106,000	1,057,246
3.50%	07/26/26	[1,3]	5,205,000	4,719,146
WarnerMedia Holdings, Inc.
3.76%	03/15/27	[1]	14,400,000	12,929,419

				44,664,826

Electric — 2.54%
Alliant Energy Finance LLC
1.40%	03/15/26	[1]	6,540,000	5,587,293
American Electric Power Co., Inc.
2.03%	03/15/24		6,880,000	6,584,768
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,014,199
Dominion Energy, Inc.
2.45%	01/15/23	[1]	5,000,000	4,972,731
Dominion Energy, Inc.,
Series A
3.30%	03/15/25		4,600,000	4,448,345
Duke Energy Corp.
4.30%	03/15/28		3,295,000	3,104,098
Evergy Metro, Inc.
3.65%	08/15/25		1,613,000	1,559,552
Eversource Energy
2.90%	03/01/27		6,425,000	5,812,525
ITC Holdings Corp.
4.95%	09/22/27	[1]	5,460,000	5,329,223
Jersey Central Power & Light Co.
4.30%	01/15/26	[1]	1,868,000	1,794,918
4.70%	04/01/24	[1]	8,348,000	8,222,193
NextEra Energy Capital Holdings, Inc.
2.94%	03/21/24		4,950,000	4,812,778
Pennsylvania Electric Co.
4.15%	04/15/25	[1]	500,000	477,270
Tucson Electric Power Co.
3.85%	03/15/23		530,000	528,244

				57,248,137

Energy — 1.16%
Energy Transfer LP
4.05%	03/15/25		2,610,000	2,504,159

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
4.75%	01/15/26		$2,000,000	$1,928,437
4.90%	02/01/24		4,292,000	4,264,665
5.95%	12/01/25		2,520,000	2,520,109
Petroleos Mexicanos
(Mexico)
6.70%	02/16/32	[3]	6,259,000	4,394,757
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26		3,017,000	2,858,389
Ruby Pipeline LLC
8.00%	04/01/22	[1,4,5,10,11]	2,254,091	1,882,166
Sabine Pass Liquefaction LLC
5.00%	03/15/27		3,960,000	3,811,302
Southern Co. Gas Capital Corp.
3.88%	11/15/25		1,950,000	1,868,089

				26,032,073

Finance — 5.68%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	500,000	422,905
3.15%	02/15/24	[3]	6,300,000	6,055,158
4.88%	01/16/24	[3]	718,000	706,967
Air Lease Corp.
2.20%	01/15/27		4,835,000	4,090,278
3.38%	07/01/25		1,250,000	1,165,836
American Express Co.
2.25%	03/04/25		6,440,000	6,043,365
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	5,905,000	4,627,633
2.75%	02/21/28	[1,3]	1,350,000	1,062,080
3.25%	02/15/27	[1,3]	2,350,000	1,978,118
Capital One Financial Corp.
2.64%	03/03/26	[6]	5,150,000	4,787,951
Citigroup, Inc.
0.98%	05/01/25	[6]	6,270,000	5,819,912
3.11%	04/08/26	[6]	8,025,000	7,522,250
3.29%	03/17/26	[6]	6,987,000	6,598,677
3.35%	04/24/25	[6]	10,253,000	9,894,234
3.67%	07/24/28	[6]	5,365,000	4,831,997
Intercontinental Exchange, Inc.
4.00%	09/15/27		6,050,000	5,740,187
JPMorgan Chase & Co.
2.60%	02/24/26	[6]	9,244,000	8,602,651
3.54%	05/01/28	[6]	1,621,000	1,469,043
Mercedes-Benz Finance North America LLC
1.75%	03/10/23	[1]	2,470,000	2,439,820
Morgan Stanley
2.48%	01/21/28	[6]	5,000,000	4,376,607
2.63%	02/18/26	[6]	2,580,000	2,404,481
Morgan Stanley
(GMTN)
0.79%	01/22/25	[6]	7,760,000	7,273,747
1.51%	07/20/27	[6]	4,685,000	3,996,552

See accompanying Notes to Financial Statements.

125 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(MTN)
0.53%	01/25/24	[6]	$17,835,000	$17,550,959
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,6]	6,730,000	6,656,111
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	365,000	362,920
UBS Group AG
(Switzerland)
4.70%	08/05/27	[1,3,6]	1,415,000	1,344,207

				127,824,646

Food — 0.61%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.00%	02/02/29	[1,3]	5,590,000	4,586,899
5.13%	02/01/28	[1,3]	2,205,000	2,059,872
Kraft Heinz Foods Co.
3.88%	05/15/27		7,500,000	7,013,302

				13,660,073

Health Care — 2.82%
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,050,200
Bayer U.S. Finance II LLC
2.85%	04/15/25	[1]	4,665,000	4,311,746
4.25%	12/15/25	[1]	1,000,000	957,871
Bayer U.S. Finance LLC
3.38%	10/08/24	[1]	5,540,000	5,341,950
Becton Dickinson and Co.
3.73%	12/15/24		3,000,000	2,900,066
CommonSpirit Health
2.76%	10/01/24		5,400,000	5,148,715
CVS Health Corp.
2.88%	06/01/26		4,330,000	4,013,978
Dignity Health
3.13%	11/01/22		1,140,000	1,138,925
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	5,205,000	5,191,617
HCA, Inc.
3.13%	03/15/27	[1]	2,510,000	2,225,573
5.38%	02/01/25		2,345,000	2,318,272
5.38%	09/01/26		2,520,000	2,453,926
5.88%	02/15/26		3,980,000	3,933,195
HCA, Inc.
(MTN)
7.58%	09/15/25		1,100,000	1,142,090
Humana, Inc.
3.85%	10/01/24		1,990,000	1,941,651
PerkinElmer, Inc.
0.85%	09/15/24		6,880,000	6,384,328

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Premier Health Partners,
Series G
2.91%	11/15/26		$3,500,000	$3,129,568
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[3]	5,275,000	5,052,651
Tenet Healthcare Corp.
4.63%	09/01/24	[1]	3,000,000	2,907,195

				63,543,517

Industrials — 1.57%
Amcor Flexibles North America, Inc.
4.00%	05/17/25		6,125,000	5,926,128
Artera Services LLC
9.03%	12/04/25	[1]	2,500,000	2,016,385
BAE Systems Holdings, Inc.
3.85%	12/15/25	[1]	2,910,000	2,773,362
Berry Global, Inc.
0.95%	02/15/24		1,405,000	1,320,315
1.65%	01/15/27		2,000,000	1,661,010
4.88%	07/15/26	[1]	1,365,000	1,284,834
Boeing Co. (The)
1.17%	02/04/23		5,750,000	5,683,894
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	7,235,000	6,876,284
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	2,182,000	1,797,403
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[1,3]	5,920,000	5,888,873

				35,228,488

Information Technology — 1.80%
Fidelity National Information Services, Inc.
4.50%	07/15/25		6,045,000	5,923,557
Netflix, Inc.
3.63%	06/15/25	[1]	3,207,000	3,033,964
5.88%	02/15/25		1,885,000	1,896,057
Oracle Corp.
2.80%	04/01/27		9,385,000	8,294,515
Skyworks Solutions, Inc.
0.90%	06/01/23		6,340,000	6,170,406
Take-Two Interactive Software, Inc.
3.30%	03/28/24		5,960,000	5,811,230
TSMC Arizona Corp.
3.88%	04/22/27		3,325,000	3,170,222
VMware, Inc.
1.00%	08/15/24		6,690,000	6,196,168

				40,496,119

Insurance — 1.57%
Aon Corp.
4.50%	12/15/28		2,442,000	2,307,016
Athene Global Funding
2.51%	03/08/24	[1]	2,935,000	2,801,772

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	$5,005,000	$4,912,534
Equitable Financial Life Global Funding
0.80%	08/12/24	[1]	3,655,000	3,373,517
Farmers Insurance Exchange
8.63%	05/01/24	[1]	5,000,000	5,209,194
MMI Capital Trust I,
Series B
7.63%	12/15/27		2,000,000	2,144,262
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,6]	5,550,000	5,550,698
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,6]	1,600,000	1,534,179
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23	[3]	3,410,000	3,404,378
Willis North America, Inc.
4.65%	06/15/27		4,345,000	4,133,571

				35,371,121

Real Estate Investment Trust (REIT) — 1.39%
Digital Euro Finco LLC
2.63%	04/15/24		7,715,000	7,345,119
Federal Realty Investment Trust
7.48%	08/15/26		1,850,000	1,950,200
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24		1,197,000	1,141,627
5.38%	11/01/23		7,868,000	7,742,112
Hudson Pacific Properties LP
5.95%	02/15/28		1,530,000	1,467,869
Piedmont Operating Partnership LP
3.40%	06/01/23		3,905,000	3,864,296
SL Green Operating Partnership LP
3.25%	10/15/22		645,000	644,534
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25	[1]	4,640,000	4,374,126
5.63%	05/01/24	[1]	285,000	280,447
5.75%	02/01/27	[1]	2,590,000	2,443,452

				31,253,782

Retail — 0.09%
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	2,175,000	1,947,120

Services — 0.34%
Global Payments, Inc.
4.95%	08/15/27		8,079,000	7,717,108

Transportation — 0.05%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		1,382,247	1,182,373

Total Corporates
(Cost $774,511,867)				724,846,144

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 48.21%**

Non-Agency Commercial Mortgage-Backed — 9.72%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.07%)
3.89%	08/15/34	[1,2,3]	$5,000,000	$4,843,582
Ashford Hospitality Trust,
Series 2018-KEYS, Class A
(LIBOR USD 1-Month plus 1.00%)
3.82%	06/15/35	[1,2]	6,275,000	6,094,107
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60		4,921,823	4,808,337
Benchmark Mortgage Trust,
Series 2020-B17, Class A2
2.21%	03/15/53		7,590,000	7,018,723
BX Commercial Mortgage Trust,
Series 2020-VKNG, Class A
(LIBOR USD 1-Month plus 0.93%)
3.75%	10/15/37	[1,2]	5,896,448	5,740,629
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(LIBOR USD 1-Month plus 0.92%)
3.74%	12/15/38	[1,2]	7,745,000	7,429,374
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A
(LIBOR USD 1-Month plus 0.65%)
3.47%	05/15/38	[1,2]	5,354,000	5,155,065
BX Trust,
Series 2018-EXCL, Class B
(LIBOR USD 1-Month plus 1.33%)
4.14%	09/15/37	[1,2]	3,416,000	3,379,428
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		1,710,624	1,649,996
Cold Storage Trust,
Series 2020-ICE5, Class A
(LIBOR USD 1-Month plus 0.90%)
3.72%	11/15/37	[1,2]	8,456,667	8,285,914
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.29%	03/10/46	[6]	22,971,741	45,137
Commercial Mortgage Trust,
Series 2013-CR9, Class AM
4.43%	07/10/45	[1,6]	3,100,000	3,053,482
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		1,816,133	1,798,773
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47		5,833,521	5,628,360
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		4,327,636	4,188,763
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		169,555	165,086

See accompanying Notes to Financial Statements.

127 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
3.80%	05/15/36	[1,2]	$11,094,800	$10,947,105
DBGS Mortgage Trust,
Series 2018-BIOD, Class A
(LIBOR USD 1-Month plus 0.80%)
3.51%	05/15/35	[1,2]	9,082,801	8,909,809
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
3.85%	12/15/36	[1,2]	9,584,000	9,338,788
Greystone CRE Notes Ltd.,
Series 2019-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.18%)
4.00%	09/15/37	[1,2,3]	5,374,500	5,353,470
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A1
3.20%	07/10/51		1,435,681	1,427,746
GS Mortgage Securities Corp. II,
Series 2021-ARDN, Class A
(LIBOR USD 1-Month plus 1.25%)
4.07%	11/15/36	[1,2]	3,080,000	2,991,887
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A
(LIBOR USD 1-Month plus 1.00%)
3.82%	10/15/36	[1,2]	10,000,000	9,648,905
GS Mortgage Securities Corp. Trust,
Series 2022-SHIP, Class A
(CME Term SOFR 1-Month plus 0.73%)
3.58%	08/15/36	[1,2]	3,448,000	3,402,458
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.21%	08/10/44	[1,6]	3,297,986	3,283,451
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51		8,125,860	8,116,945
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A1
3.09%	03/05/37	[1]	3,750,000	3,460,575
Independence Plaza Trust,
Series 2018-INDP, Class A
3.76%	07/10/35	[1]	3,294,364	3,098,255
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35	[1]	10,000,000	9,297,218
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[1]	1,940,713	1,928,388
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.35%	04/15/46	[6]	28,186,520	86,965
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47	[1]	3,054,114	2,928,134

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-MHC, Class A
(LIBOR USD 1-Month plus 0.80%)
3.62%	04/15/38	[1,2]	$4,932,362	$4,778,161
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class A
(LIBOR USD 1-Month plus 0.55%)
3.37%	12/15/37	[1,2]	3,772,018	3,634,762
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
3.95%	05/15/28	[1,2,3]	182,588	182,253
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
4.66%	11/15/35	[1,2]	8,434,614	8,408,178
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.71%	10/15/46	[6]	44,567,957	130,938
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.99%	03/15/48	[6]	32,912,761	508,473
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[1,6]	5,469,591	5,479,220
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
3.77%	01/15/36	[1,2]	3,240,000	3,113,605
TRTX Issuer Ltd.,
Series 2019-FL3, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.26%)
4.19%	10/15/34	[1,2,3]	5,059,520	5,058,207
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A2
3.99%	06/15/51		699,346	693,369
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51		11,836,354	11,742,105
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50		10,245,530	10,016,384
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
3.69%	12/15/34	[1,2]	6,300,000	6,082,143
WF-RBS Commercial Mortgage Trust,
Series 2013-C18, Class A4
3.90%	12/15/46		5,497,755	5,381,964

				218,714,617

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 15.25%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
3.30%	02/25/37	[2]	$1,982,122	$1,964,225
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(LIBOR USD 1-Month plus 0.48%)
3.56%	04/25/36	[2]	7,048,470	6,164,074
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
3.88%	03/25/35	[2]	1,049,928	1,048,458
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
3.79%	11/25/35	[2]	9,270,477	9,113,587
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/22)
7.51%	10/25/27		1,453	1,445
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
3.82%	10/25/35	[2]	6,271,594	6,153,349
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.54%)
2.90%	03/25/36	[2]	2,609,178	2,519,241
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		3,568,195	3,387,122
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.98%	09/25/34	[2]	2,012,374	2,012,216
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
3.83%	03/25/35	[2]	1,141,666	1,134,741
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
3.82%	07/25/34	[6]	272,763	254,100
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
3.24%	03/25/37	[2]	4,948,690	4,728,315
Chase Funding Trust,
Series 2002-2, Class 2A1
(LIBOR USD 1-Month plus 0.50%)
3.58%	05/25/32	[2]	1,568,571	1,530,173
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
3.60%	02/25/37	[6]	2,876,857	2,815,193

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
3.26%	06/25/35	[6]	$484,980	$474,834
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	05/25/36	[1,2]	420,945	368,228
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
3.64%	09/25/58	[1,2]	3,840,025	3,802,590
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,6]	8,127,216	7,285,929
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67	[1,6]	5,872,154	5,588,972
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1
(LIBOR USD 1-Month plus 0.29%)
3.37%	09/25/36	[1,2]	7,315,915	6,997,936
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.62%	02/25/34	[6]	257	257
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M2
(LIBOR USD 1-Month plus 0.42%)
3.50%	08/25/36	[2]	10,113,000	9,811,021
Countrywide Asset-Backed Certificates Trust,
Series 2005-AB2, Class M1
(LIBOR USD 1-Month plus 0.71%)
3.79%	09/25/35	[2]	8,139,995	7,824,817
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(LIBOR USD 1-Month plus 0.48%)
3.56%	02/25/37	[2]	2,739,803	2,638,389
Countrywide Asset-Backed Certificates Trust,
Series 2006-4, Class M1
(LIBOR USD 1-Month plus 0.53%)
3.61%	07/25/36	[2]	4,654,215	4,570,815
Countrywide Asset-Backed Certificates Trust,
Series 2007-7, Class 1A
(LIBOR USD 1-Month plus 0.20%)
3.28%	10/25/47	[2]	8,325,836	7,946,484
Countrywide Asset-Backed Certificates Trust,
Series 2007-8, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
3.27%	11/25/37	[2]	8,138,293	7,553,504
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.92%	08/25/34	[6]	7,359	6,871
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
2.93%	02/25/34	[6]	319,467	311,047

See accompanying Notes to Financial Statements.

129 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.61%	03/25/61	[1,6]	$8,665,918	$8,441,104
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
3.17%	04/25/37	[2]	1,263,373	1,224,071
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.14%	04/25/37	[2]	2,039,296	1,418,547
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.42%)
3.41%	03/19/45	[2]	278,444	264,335
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
3.98%	10/25/35	[2]	5,849,141	5,729,600
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
4.08%	08/25/34	[2]	458,224	442,295
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
3.86%	09/25/35	[2]	2,320,227	2,301,686
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
3.34%	08/25/36	[2]	4,517,092	4,495,065
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
3.73%	09/25/34	[6]	1,707	1,574
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/36	[2]	14,301,266	13,825,244
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.54%	06/25/30	[2]	63,372	58,874
GSAMP Trust,
Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
3.86%	07/25/45	[2]	1,938,102	1,910,527
GSAMP Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.48%)
3.56%	03/25/46	[2]	4,833,506	4,734,806
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
3.66%	02/25/36	[2]	230,030	229,953

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
3.06%	11/25/35	[6]	$93,601	$88,730
Impac CMB Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.32%)
3.72%	08/25/35	[2]	1,049,708	968,869
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.86%	12/25/34	[2]	176,142	138,263
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
3.88%	11/25/34	[2]	470,275	417,655
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		209,978	216,134
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(LIBOR USD 1-Month plus 0.62%)
2.78%	10/25/35	[2]	5,179,910	5,086,447
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(LIBOR USD 1-Month plus 0.48%)
3.56%	04/25/36	[2]	5,372,931	5,311,434
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(LIBOR USD 1-Month plus 0.23%)
3.31%	05/25/37	[2]	14,750,000	14,042,687
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A1
(LIBOR USD 1-Month plus 0.16%)
3.24%	06/25/37	[2]	12,567,430	12,476,139
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
3.36%	03/25/47	[2]	50,000	46,033
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
4.20%	07/25/35	[6]	292,357	287,755
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.61%	07/25/35	[6]	82,775	81,006
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[4,5,6]	58,322,962	767,166
LHOME Mortgage Trust,
Series 2021-RTL1, Class A1
2.09%	09/25/26	[1,6]	3,910,000	3,772,301
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
3.73%	11/25/35	[2]	1,516,107	1,502,270

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 130

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.21%	01/25/34	[6]	$2,070	$2,027
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.82%	11/21/34	[6]	348,182	330,592
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.12%	04/25/34	[6]	53,766	51,260
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32		950,027	907,014
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33		1,700,485	1,593,328
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33		1,864,475	1,749,738
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34		1,647,420	1,543,645
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/36	[2]	5,730,266	5,593,265
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
3.74%	10/25/32	[6]	90,441	88,546
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
3.26%	06/25/37	[2]	7,658,710	4,753,304
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.51%	08/25/34	[6]	508,830	451,872
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36		824,701	451,214
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	2,903,046	2,806,767
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36		321,289	308,169
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
4.01%	07/25/34	[2]	762,892	724,408
MortgageIT Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
3.68%	08/25/35	[2]	108,378	102,882
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	10/25/35	[2]	2,868,615	2,758,957

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
3.30%	04/25/37	[2]	$3,809,637	$3,774,751
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.64%)
4.04%	07/25/35	[2]	1,423,997	1,425,006
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
3.52%	02/25/36	[2]	920,539	918,295
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(LIBOR USD 1-Month plus 0.68%)
3.76%	02/25/36	[2]	5,000,000	4,841,022
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56	[1,6]	6,868,777	5,796,507
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-
Through Certificates,
Series 2005-5, Class 1APT
(LIBOR USD 1-Month plus 0.56%)
3.64%	12/25/35	[2]	3,171,828	2,971,013
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCW3, Class M2
(LIBOR USD 1-Month plus 0.74%)
3.82%	08/25/35	[2]	2,500,000	2,392,502
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(LIBOR USD 1-Month plus 0.60%)
3.68%	07/25/37	[2]	5,661,788	5,404,327
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/22)
2.95%	10/25/25	[1]	6,653,185	6,414,761
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 10/25/22)
1.87%	04/25/26	[1]	10,929,510	10,004,773
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/22)
5.56%	06/25/27	[1]	11,123,752	10,747,945
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26	[1,6]	9,922,542	9,205,397
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 10/25/22)
2.49%	10/25/26	[1]	11,158,120	10,126,428
PRPM, LLC,
Series 2021-7, Class A1 (STEP-reset date 10/25/22)
1.87%	08/25/26	[1]	12,293,836	11,543,773
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.60%	03/25/35	[6]	918,590	492,788

See accompanying Notes to Financial Statements.

131 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2004-SL4, Class A3
6.50%	07/25/32		$7,285	$7,232
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(LIBOR USD 1-Month plus 0.65%)
4.06%	05/25/35	[2]	2,839,258	2,819,126
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.58%)
3.66%	02/25/36	[2]	614,082	610,201
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(LIBOR USD 1-Month plus 0.63%)
3.71%	12/25/35	[2]	2,665,479	2,658,141
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.29%)
3.37%	09/25/36	[2]	11,000,000	10,151,798
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/22)
2.88%	01/25/36		1,469,057	1,196,782
Soundview Home Loan Trust,
Series 2006-OPT4, Class 2A4
(LIBOR USD 1-Month plus 0.46%)
3.54%	06/25/36	[2]	4,088,194	3,931,247
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(LIBOR USD 1-Month plus 0.98%)
4.06%	12/25/35	[2]	1,739,295	1,725,465
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
(LIBOR USD 1-Month plus 0.17%)
3.25%	01/25/37	[2]	1,385,463	1,368,206
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
3.81%	09/25/33	[6]	219,665	215,570
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
4.18%	07/25/34	[1,2]	73,242	70,071
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/22)
2.24%	02/27/51	[1]	8,061,534	7,633,466
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.81%	01/25/35	[6]	324,137	306,038
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34		947,358	885,642
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
3.66%	10/25/45	[2]	973,802	918,248

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/45	[2]	$129,778	$125,309

				343,187,321

U.S. Agency Commercial Mortgage-Backed — 2.34%
Fannie Mae-Aces,
Series 2021-M1, Class A1
0.87%	11/25/30		2,272,980	2,092,261
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class A1
2.59%	04/25/23		596,035	593,028
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K038, Class A1
2.60%	10/25/23		254,325	253,330
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
2.91%	02/25/24	[2]	1,657,239	1,655,072
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.91%	08/25/24	[2]	835,811	834,200
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF37, Class A
(LIBOR USD 1-Month plus 0.36%)
2.91%	09/25/27	[2]	474,739	473,674
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF38, Class A
(LIBOR USD 1-Month plus 0.33%)
2.88%	09/25/24	[2]	1,763,618	1,759,397
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF39, Class A
(LIBOR USD 1-Month plus 0.32%)
2.87%	11/25/24	[2]	1,180,061	1,177,616
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF40, Class A
(LIBOR USD 1-Month plus 0.34%)
2.89%	11/25/27	[2]	244,692	244,242
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF43, Class A
(LIBOR USD 1-Month plus 0.24%)
2.79%	01/25/28	[2]	1,994,524	1,985,507

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 132

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF51, Class A
(LIBOR USD 1-Month plus 0.40%)
2.95%	08/25/25	[2]	$2,096,381	$2,090,638
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF60, Class A
(LIBOR USD 1-Month plus 0.49%)
3.04%	02/25/26	[2]	3,352,665	3,342,303
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF64, Class A
(LIBOR USD 1-Month plus 0.44%)
2.99%	06/25/26	[2]	2,149,730	2,135,518
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF72, Class A
(LIBOR USD 1-Month plus 0.50%)
3.05%	10/25/26	[2]	5,364,564	5,343,385
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF85, Class AL
(LIBOR USD 1-Month plus 0.30%)
2.85%	08/25/30	[2]	2,057,058	2,046,438
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		3,346,545	3,153,222
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25		1,473,062	1,428,024
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26		3,158,250	3,033,930
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26		4,913,738	4,459,614
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ37, Class A1
1.68%	12/25/27		12,704,446	11,444,110
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus
0.74%)
2.11%	05/25/44	[2]	1,279,497	1,280,008
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41	[6]	223,626	223,168

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[6]	$1,557,005	$1,554,383

				52,603,068

U.S. Agency Mortgage-Backed — 20.90%
Fannie Mae Pool 567002
8.00%	05/01/23		157	157
Fannie Mae Pool 735861
6.50%	09/01/33		6,709	6,862
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
2.94%	04/01/34	[2]	85,308	84,194
Fannie Mae Pool AD0538
6.00%	05/01/24		38,213	38,412
Fannie Mae Pool AE0083
6.00%	01/01/40		491,375	517,416
Fannie Mae Pool AL0851
6.00%	10/01/40		579,080	604,446
Fannie Mae REMICS,
Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
3.44%	09/17/27	[2]	5,163	5,076
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
4.03%	10/25/31	[2]	352,669	356,626
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
3.55%	07/25/37	[2]	172,558	171,873
Fannie Mae REMICS,
Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
4.28%	10/25/49	[2]	1,670,367	1,708,386
Fannie Mae REMICS,
Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
3.98%	11/25/49	[2]	1,137,684	1,153,951
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
3.48%	10/25/40	[2]	593,978	590,848
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
3.15%	11/25/36	[2]	3,829,909	400,624
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40		457,138	452,695
Fannie Mae REMICS,
Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
3.84%	02/25/40	[2]	913,115	919,283

See accompanying Notes to Financial Statements.

133 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.52%	09/25/40	[2]	$2,998,722	$377,078
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	01/25/50	[2]	3,185,064	3,176,783
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	03/25/50	[2]	6,177,640	6,150,818
Freddie Mac Gold Pool A45796
7.00%	01/01/33		1,247	1,262
Freddie Mac Gold Pool C46104
6.50%	09/01/29		3,106	3,207
Freddie Mac Gold Pool G13475
6.00%	01/01/24		694	694
Freddie Mac Pool SD8189
2.50%	01/01/52		13,107,671	11,045,911
Freddie Mac Pool SD8199
2.00%	03/01/52		13,536,245	10,965,136
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		194,816	198,109
Freddie Mac REMICS,
Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
3.82%	06/15/31	[2]	3,284	3,325
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
3.42%	10/15/33	[2]	1,363,506	1,373,610
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
3.12%	04/15/35	[2]	780,181	778,714
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37		195,415	199,494
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
3.12%	08/15/35	[2]	363,042	360,511
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
3.12%	08/15/35	[2]	936,230	929,703
Freddie Mac REMICS,
Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
3.76%	06/15/38	[2]	216,082	219,883
Freddie Mac REMICS,
Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
3.72%	05/15/39	[2]	148,130	149,865

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
3.22%	11/15/40	[2]	$52,136	$52,131
Freddie Mac REMICS,
Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
3.17%	02/15/41	[2]	483,400	484,375
Freddie Mac REMICS,
Series 4959, Class JF
(LIBOR USD 1-Month plus 0.45%)
3.53%	03/25/50	[2]	5,197,651	5,161,333
Freddie Mac Strips,
Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
3.12%	07/15/36	[2]	1,093,162	1,088,197
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
3.32%	06/15/42	[2]	1,161,581	1,159,326
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
3.32%	11/15/43	[2]	5,482,302	5,461,482
Ginnie Mae (TBA)
2.50%	10/20/52		52,000,000	44,584,927
Ginnie Mae II Pool 1849
8.50%	08/20/24		49	50
Ginnie Mae II Pool 2020
8.50%	06/20/25		139	140
Ginnie Mae II Pool 2286
8.50%	09/20/26		44	44
Ginnie Mae II Pool 2487
8.50%	09/20/27		1,631	1,641
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	04/20/27	[2]	6,869	6,770
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	03/20/32	[2]	8,863	8,676
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	06/20/32	[2]	5,628	5,586
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/34	[2]	144,643	142,563
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.00%)
3.13%	01/20/35	[2]	3,773	3,678

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 134

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.00%	02/20/25	[2]	$4,163	$4,119
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
3.79%	05/20/37	[2]	2,377,681	128,420
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26		589,421	567,840
UMBS (TBA)
2.00%	10/01/52		19,325,000	15,625,939
2.00%	11/01/52		54,500,000	44,062,701
2.50%	10/01/52		61,925,000	51,968,153
2.50%	11/01/52		95,000,000	79,710,362
3.00%	10/01/52		51,425,000	44,687,593
3.50%	10/01/52		3,975,000	3,573,281
4.00%	10/01/52		16,075,000	14,901,482
4.50%	10/01/52		66,200,000	63,005,418
5.00%	10/01/52		52,550,000	51,203,673

				470,544,852

Total Mortgage-Backed
(Cost $1,132,767,867)				1,085,049,858

MUNICIPAL BONDS — 1.17%*

California — 0.18%
Campbell Union School District General Obligation, School
Improvements, Series B
5.41%	08/01/27		3,995,000	4,091,013

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		895,000	859,574

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.14%	10/01/28		445,000	379,756
2.29%	10/01/29		985,000	824,416

				1,204,172

Maryland — 0.09%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25		2,000,000	2,008,833

Massachusetts — 0.22%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31		5,235,000	5,025,388

New York — 0.59%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25		1,110,000	1,067,722

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B2
2.31%	11/01/26	$4,060,000	$3,691,009
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.00%	03/15/24	4,040,000	4,067,068
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series F
5.19%	03/15/24	4,360,000	4,388,665

			13,214,464

Total Municipal Bonds
(Cost $28,338,340)			26,403,444

U.S. TREASURY SECURITIES — 20.39%

U.S. Treasury Notes — 20.39%
U.S. Treasury Notes
2.75%	08/15/32	3,520,000	3,220,800
3.13%	07/31/24	143,310,000	140,091,479
3.25%	08/31/24	94,420,000	92,717,859
3.50%	09/15/25	29,240,000	28,646,062
3.88%	09/30/27	46,405,000	46,568,143
4.13%	09/30/24	147,565,000	147,642,817

Total U.S. Treasury Securities
(Cost $463,954,415)			458,887,160

Total Bonds — 116.56%
(Cost $2,735,160,409)			2,623,406,487

Issues		Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC†,4,5		106,501	—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)			26,031

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 1.47%

Money Market Funds — 1.47%
Dreyfus Government Cash Management Fund
2.75%[12]		11,527,000	11,527,000
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[12]		55,001	55,001

See accompanying Notes to Financial Statements.

135 / Semi-Annual Report September 2022

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[12]		21,560,000	$21,560,000

Total Short-Term Investments
(Cost $33,142,001)			33,142,001

Total Investments Before Written Swaptions - 118.03%
(Cost $2,775,320,070)			2,656,574,519

Written Swaptions - 0.00%
(Cost $(540,000))			(5,577)

Net unrealized depreciation on unfunded
commitments - 0.00%			(64,156)

Liabilities in Excess of Other Assets - (18.03)%			(405,759,652)

Net Assets - 100.00%			$2,250,745,134

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $8,110,890, which is 0.36% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $386,652, at an interest rate of 7.03% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $367,728, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $103,228, at an interest rate of 7.28% and a maturity of June 22, 2029. The investment is not accruing an unused commitment fee.

[10]	Non-income producing security.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Represents the current yield as of September 30, 2022.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 8,311,856	EUR 7,844,000	Citigroup Global Markets, Inc.	10/07/22	$623,796

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	6,302	12/30/22	$1,294,371,725	$(20,415,695)	$(20,415,695)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	4,114	12/30/22	(442,287,143)	14,798,930	14,798,930
U.S. Treasury Ten-Year Ultra Bond	923	12/20/22	(109,361,078)	6,649,013	6,649,013
U.S. Treasury Ultra Bond	290	12/20/22	(39,730,000)	3,589,540	3,589,540

			(591,378,221)	25,037,483	25,037,483

TOTAL FUTURES CONTRACTS			$702,993,504	$4,621,788	$4,621,788

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 136

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$3,425	$137,712	$127,808	$9,903
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30[5]	5.00%	3 Months	120	Credit Suisse First Boston International	06/20/23	6,695	193,170	157,055	36,115

TOTAL							$330,882	$284,863	$46,018

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

		Fund	Received by the Fund		Paid by the Fund
Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3-month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$26,031	$939,000	$(912,969)

				Received by the Fund		Paid by the Fund		Notional Amount (000’s)
		Purchase Maturity								Premiums (Received)	Unrealized Appreciation
Description	Counterparty	Date	Date	Rate	Frequency	Rate	Frequency		Value
WRITTEN CALL SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	04/29/15	12/24/23	7.50%	Quarterly	3-month USD LIBOR	Quarterly	$300	$(5,577)	$(540,000)	$534,423

See accompanying Notes to Financial Statements.

137 / Semi-Annual Report September 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 83.49%

BANK LOANS — 7.15%*

Communications — 0.13%
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.35%)
5.95%	08/24/26	[1]	$17,819	$3,558

Consumer Discretionary — 0.30%
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
9.65%	01/24/30	[1]	9,000	8,269

Entertainment — 1.03%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25	[1]	15,802	6,812
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24	[1]	11,949	14,242
Term Loan, 1st Lien
(SOFR plus 9.00%)
13.27%	09/07/23	[1,2]	7,160	7,315

				28,369

Food — 0.38%
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	06/08/28	[1]	10,777	10,298

Health Care — 0.45%
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
6.84%	11/23/27	[1]	12,838	12,485

Industrials — 1.55%
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	12/29/27	[1]	12,870	12,146
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
7.63%	04/05/29	[1]	7,500	6,966
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/30/24	[1,3]	16,823	12,617
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[1]	12,309	10,847

				42,576

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology — 0.60%
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[1]	$5,000	$4,828
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.87%	07/27/28	[1]	12,903	11,690

				16,518

Insurance — 0.14%
Asurion, LLC,
Term Loan B4, 2nd Lien
(LIBOR plus 5.25%)
8.37%	01/20/29	[1]	5,000	3,850

Materials — 0.59%
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
8.17%	08/18/28	[1]	12,870	12,468
Iris Holdco, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
7.41% - 7.89%	06/28/28	[1]	4,000	3,688

				16,156

Retail — 0.60%
Staples, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 4.50%)
7.28%	09/12/24	[1]	2,494	2,352
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
10.62%	02/04/28	[1]	15,500	14,260

				16,612

Services — 0.71%
PowerTeam Services LLC,
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.92%	03/06/26	[1,3,4]	33,000	19,602

Transportation — 0.67%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.37%	09/01/27	[1]	20,000	18,500

Total Bank Loans
(Cost $232,509)				196,793

CORPORATES — 68.48%*

Automotive — 0.76%
Allison Transmission, Inc.
3.75%	01/30/31	[5]	9,000	6,928

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 138

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Automotive (continued)
Ford Motor Credit Co. LLC
3.63%	06/17/31		$19,000	$14,143

				21,071

Banking — 1.64%
Bank of America Corp.,
Series RR
4.38%[6,7]			10,000	8,118
Bank of New York Mellon Corp. (The),
Series I
3.75%[6,7]			10,000	7,756
Credit Suisse Group AG
(Switzerland)
6.54%	08/12/33	[5,7,8]	20,000	18,013
U.S. Bancorp
3.70%[6,7]			15,000	11,318

				45,205

Communications — 13.83%
Altice France SA
(France)
5.13%	01/15/29	[5,8]	13,000	9,717
5.50%	10/15/29	[5,8]	14,000	10,552
8.13%	02/01/27	[5,8]	6,000	5,393
Cable One, Inc.
4.00%	11/15/30	[5]	27,000	21,060
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31	[5]	12,000	9,293
4.50%	08/15/30	[5]	18,000	14,256
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33	[5]	38,000	28,231
4.75%	02/01/32	[5]	9,000	7,033
CommScope, Inc.
4.75%	09/01/29	[5]	17,000	13,951
6.00%	03/01/26	[5]	7,000	6,456
CSC Holdings LLC
4.50%	11/15/31	[5]	27,000	20,321
5.38%	02/01/28	[5]	6,000	5,248
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[5]	26,000	5,208
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor,
Inc.
5.88%	08/15/27	[5]	11,000	9,512
DISH DBS Corp.
5.13%	06/01/29		13,000	7,767
5.25%	12/01/26	[5]	16,000	13,138
DISH Network Corp.
3.38%	08/15/26		26,000	17,953
Gray Escrow II, Inc.
5.38%	11/15/31	[5]	17,000	13,346
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[5,8]	10,000	8,512
Level 3 Financing, Inc.
4.25%	07/01/28	[5]	28,000	21,904

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Lumen Technologies, Inc.
4.00%	02/15/27	[5]	$6,000	$5,103
4.50%	01/15/29	[5]	36,000	25,470
National CineMedia LLC
5.75%	08/15/26		9,000	1,975
Scripps Escrow II, Inc.
5.38%	01/15/31	[5]	17,000	13,005
Scripps Escrow, Inc.
5.88%	07/15/27	[5]	6,000	5,250
Sinclair Television Group, Inc.
4.13%	12/01/30	[5]	7,000	5,279
Sirius XM Radio, Inc.
3.88%	09/01/31	[5]	18,000	13,999
T-Mobile USA, Inc.
2.63%	04/15/26		30,000	27,158
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31	[5,8]	5,000	3,905
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[5,8]	17,000	13,001
Zayo Group Holdings, Inc.
4.00%	03/01/27	[5]	22,000	17,707

				380,703

Consumer Discretionary — 2.49%
Everi Holdings, Inc.
5.00%	07/15/29	[5]	4,000	3,309
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32	[5]	18,000	13,816
Spectrum Brands, Inc.
3.88%	03/15/31	[5]	8,000	5,464
Triton Water Holdings, Inc.
6.25%	04/01/29	[5]	22,000	17,047
WarnerMedia Holdings, Inc.
5.14%	03/15/52	[5]	30,000	21,838
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28	[5]	8,000	7,046

				68,520

Consumer Products — 0.29%
Newell Brands, Inc.
5.75%	04/01/46		8,000	6,271
Spectrum Brands, Inc.
5.00%	10/01/29	[5]	2,000	1,622

				7,893

Electric — 0.53%
Pike Corp.
5.50%	09/01/28	[5]	18,000	14,603

Energy — 6.11%
Energy Transfer LP,
Series B
6.63%[6,7]			34,000	24,947
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		22,000	19,842

See accompanying Notes to Financial Statements.

139 / Semi-Annual Report September 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[5]	$8,000	$7,132
SM Energy Co.
6.50%	07/15/28		17,000	16,205
Sunoco LP/Sunoco Finance Corp.
4.50%	04/30/30		7,000	5,733
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		24,000	20,640
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[5,8]	4,500	4,388
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[5,8]	18,900	17,802
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26		2,000	1,843
6.88%	09/01/27		15,000	13,657
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[5]	5,000	4,300
4.13%	08/15/31	[5]	38,000	31,548

				168,037

Entertainment — 0.58%
Cinemark USA, Inc.
5.25%	07/15/28	[5]	15,000	11,662
Live Nation Entertainment, Inc.
4.75%	10/15/27	[5]	5,000	4,360

				16,022

Finance — 1.69%
American Express Co.,
Series D
3.55%[6,7]			10,000	7,693
Charles Schwab Corp. (The)
5.00%[6,7]			13,000	11,716
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[5]	24,000	20,611
JPMorgan Chase & Co.,
Series KK
3.65%[6,7]			8,000	6,499

				46,519

Food — 6.34%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[5]	6,000	3,820
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[5,8]	20,000	15,997
4.38%	02/02/52	[5,8]	32,000	21,231
Kraft Heinz Foods Co.
4.25%	03/01/31		4,000	3,606
5.00%	06/04/42		3,000	2,613
5.20%	07/15/45		23,000	20,053

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Food (continued)
Pilgrim’s Pride Corp.
3.50%	03/01/32	[5]	$59,000	$44,569
5.88%	09/30/27	[5]	12,000	11,680
Post Holdings, Inc.
5.75%	03/01/27	[5]	28,000	26,810
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[5]	12,000	9,820
TreeHouse Foods, Inc.
4.00%	09/01/28		18,000	14,376

				174,575

Gaming — 1.03%
Boyd Gaming Corp.
4.75%	06/15/31	[5]	5,000	4,074
Caesars Entertainment, Inc.
4.63%	10/15/29	[5]	17,000	13,058
8.13%	07/01/27	[5]	4,000	3,829
Penn Entertainment, Inc.
4.13%	07/01/29	[5]	6,000	4,660
5.63%	01/15/27	[5]	3,000	2,659

				28,280

Health Care — 11.77%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[5,8]	4,014	4,004
Bausch Health Cos., Inc.
(Canada)
11.00%	09/30/28	[5,8]	7,122	5,769
14.00%	10/15/30	[5,8]	1,406	773
Cano Health LLC
6.25%	10/01/28	[5]	19,000	17,987
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[5]	7,000	5,515
5.00%	07/15/27	[5]	29,000	25,902
Centene Corp.
2.45%	07/15/28		9,000	7,333
2.63%	08/01/31		7,000	5,337
3.00%	10/15/30		22,000	17,470
4.25%	12/15/27		33,000	30,255
Embecta Corp.
6.75%	02/15/30	[5]	19,000	17,767
Encompass Health Corp.
4.63%	04/01/31		18,000	14,291
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[5,8]	16,000	12,416
HCA, Inc.
3.50%	09/01/30		3,000	2,484
5.63%	09/01/28		10,000	9,610
5.88%	02/01/29		8,000	7,834
Medline Borrower LP
3.88%	04/01/29	[5]	17,000	13,669
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[5]	9,000	7,318

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 140

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
ModivCare, Inc.
5.88%	11/15/25	[5]	$4,000	$3,697
Molina Healthcare, Inc.
3.88%	11/15/30	[5]	71,000	59,687
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[5]	20,000	16,450
Prestige Brands, Inc.
3.75%	04/01/31	[5]	23,000	17,893
Prime Healthcare Services, Inc.
7.25%	11/01/25	[5]	20,000	18,051
Tenet Healthcare Corp.
4.25%	06/01/29	[5]	3,000	2,488

				324,000

Industrials — 4.36%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[5,8]	26,000	16,663
Artera Services LLC
9.03%	12/04/25	[5]	14,000	11,292
Ball Corp.
3.13%	09/15/31		19,000	14,295
Energizer Holdings, Inc.
4.38%	03/31/29	[5]	7,000	5,285
Graham Packaging Co., Inc.
7.13%	08/15/28	[5]	14,000	11,366
Graphic Packaging International LLC
4.13%	08/15/24		30,000	28,875
II-VI, Inc.
5.00%	12/15/29	[5]	3,000	2,489
OT Merger Corp.
7.88%	10/15/29	[5]	28,000	18,569
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[5,8]	5,000	3,981
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[5,8]	3,000	2,687
8.50%	08/15/27	[5,8]	5,000	4,434

				119,936

Information Technology — 2.96%
MSCI, Inc.
3.63%	11/01/31	[5]	35,000	28,126
NCR Corp.
5.25%	10/01/30	[5]	16,000	12,105
5.75%	09/01/27	[5]	35,000	31,797
6.13%	09/01/29	[5]	3,000	2,588
NortonLifeLock, Inc.
6.75%	09/30/27	[5]	7,000	6,747

				81,363

Insurance — 1.58%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[5]	18,000	13,950
7.00%	11/15/25	[5]	3,000	2,749

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
4.25%	10/15/27	[5]	$3,000	$2,587
6.75%	10/15/27	[5]	8,000	6,952
AssuredPartners, Inc.
5.63%	01/15/29	[5]	22,000	17,127

				43,365

Materials — 2.45%
ASP Unifrax Holdings, Inc.
7.50%	09/30/29	[5]	16,000	10,580
Axalta Coating Systems, LLC
3.38%	02/15/29	[5]	14,000	10,979
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[5,8]	16,000	12,949
SCIH Salt Holdings, Inc.
4.88%	05/01/28	[5]	4,000	3,320
Valvoline, Inc.
3.63%	06/15/31	[5]	28,000	20,661
WR Grace Holdings, LLC
5.63%	08/15/29	[5]	12,000	9,030

				67,519

Real Estate Investment Trust (REIT) — 1.00%
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32	[5]	10,000	7,800
Iron Mountain, Inc.
4.50%	02/15/31	[5]	4,000	3,107
5.25%	07/15/30	[5]	4,000	3,326
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27	[5]	14,000	13,208

				27,441

Retail — 5.83%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30	[5,8]	12,000	9,511
Asbury Automotive Group, Inc.
4.63%	11/15/29	[5]	18,000	14,479
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[5]	19,000	15,865
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[5]	27,000	20,587
FirstCash, Inc.
5.63%	01/01/30	[5]	11,000	9,418
Michaels Cos., Inc. (The)
7.88%	05/01/29	[5]	15,000	8,683
Papa John’s International, Inc.
3.88%	09/15/29	[5]	12,000	9,646
Sonic Automotive, Inc.
4.88%	11/15/31	[5]	17,000	12,898
Yum! Brands, Inc.
3.88%	11/01/23		60,000	59,250

				160,337

See accompanying Notes to Financial Statements.

141 / Semi-Annual Report September 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services — 3.24%
Adtalem Global Education, Inc.
5.50%	03/01/28	[5]	$7,000	$6,325
GFL Environmental, Inc.
(Canada)
4.00%	08/01/28	[5,8]	5,000	4,192
Global Payments, Inc.
5.30%	08/15/29		5,000	4,710
Hertz Corp. (The)
4.63%	12/01/26	[5]	9,000	7,335
5.00%	12/01/29	[5]	5,000	3,744
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[5]	8,000	6,740
Rent-A-Center, Inc.
6.38%	02/15/29	[5]	6,000	4,710
S&P Global, Inc.
2.90%	03/01/32	[5]	10,000	8,365
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[5]	17,000	15,704
Waste Pro USA, Inc.
5.50%	02/15/26	[5]	31,000	27,269

				89,094

Total Corporates
(Cost $2,143,307)				1,884,483

MORTGAGE-BACKED — 7.86%**

Non-Agency Commercial Mortgage-Backed — 2.04%
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
4.29%	05/26/26	[1,5]	13,295	11,806
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.49%	04/10/46	[7]	350,223	1,081
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.75%	10/15/45	[7]	219,943	592
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.50%	12/10/45	[7]	208,152	7
Commercial Mortgage Trust,
Series 2013-CR11, Class XA (IO)
1.07%	08/10/50	[7]	609,109	3,992
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.37%	01/10/46	[7]	378,798	9
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.71%	02/10/49	[7]	703,002	12,474
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.60%	02/10/46	[7]	285,300	305
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.94%	11/10/45	[7]	148,986	49

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.67%	08/10/46	[7]	$473,762	$1,327
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51	[5]	6,916	6,795
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.87%	01/15/47	[7]	657,153	3,971
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.96%	11/15/47	[7]	153,821	2,174
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C8, Class XA (IO)
1.08%	12/15/48	[7]	188,085	178
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.54%	12/10/45	[5,7]	106,316	3
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.57%	12/15/45	[5,7]	528,522	19
WF-RBS Commercial Mortgage Trust,
Series 2012-C9, Class XB (IO)
0.88%	11/15/45	[5,7]	1,889,677	1,790
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class XA (IO)
1.24%	03/15/45	[5,7]	674,999	291
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XA (IO)
1.31%	05/15/45	[5,7]	1,112,036	2,724
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.78%	06/15/46	[7]	1,016,243	1,856
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.21%	12/15/46	[7]	587,406	4,669

				56,112

Non-Agency Mortgage-Backed — 5.63%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
1.80%	02/25/47	[1]	25,451	10,743
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(LIBOR USD 1-Month plus 0.68%)
3.76%	10/25/35	[1]	23,357	22,426
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.96%	11/25/37	[7]	9,189	7,709
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
3.40%	06/25/36	[7]	22,291	16,681

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 142

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.82%	11/21/34	[7]	$38,300	$36,365
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
4.02%	03/25/36	[1,3,4]	218,531	21,091
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.19%)
3.27%	04/25/37	[1]	47,768	19,356
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.72%	07/25/45	[1]	22,001	20,526

				154,897

U.S. Agency Commercial Mortgage-Backed — 0.19%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K024, Class X3 (IO)
1.66%	11/25/40	[7]	200,883	8
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.71%	06/25/41	[7]	219,000	1,832
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.29%	04/16/53	[7]	359,754	1,513
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.02%	02/16/46	[7]	125,169	1,924

				5,277

Total Mortgage-Backed
(Cost $410,408)				216,286

Total Bonds — 83.49%
(Cost $2,786,224)				2,297,562

Issues			Shares	Value

COMMON STOCK — 9.71%

Communication Services — 2.48%
Altice USA, Inc.[9]			1,736	10,121
AT&T, Inc.			562	8,621
Nexstar Media Group, Inc.			107	17,853
T-Mobile U.S., Inc.[9]			192	25,760
Warner Bros Discovery, Inc.[9]			520	5,980

				68,335

Consumer Discretionary — 1.22%
Newell Brands, Inc.			602	8,362
Qurate Retail, Inc.			3,324	6,681
Rent-A-Center, Inc.			809	14,166
Spectrum Brands Holdings, Inc.			115	4,488

				33,697

Issues	Shares	Value

COMMON STOCK — 9.71% (continued)

Financials — 1.15%
FirstCash Holdings, Inc.	240	$17,604
Wells Fargo & Co.	348	13,997

		31,601

Gaming — 0.38%
Penn Entertainment, Inc.[9]	382	10,509

Health Care — 1.25%
Bausch + Lomb Corp.[8,9]
(Canada)	499	7,654
Bausch Health Cos., Inc.[9]	1,127	7,765
Centene Corp.[9]	243	18,908

		34,327

Industrials — 0.25%
TransDigm Group, Inc.	13	6,823

Information Technology — 0.69%
CommScope Holding Co., Inc.[9]	1,012	9,321
NCR Corp.[9]	239	4,543
SS&C Technologies Holdings, Inc.	105	5,014

		18,878

Real Estate Investment Trust (REIT) — 1.01%
Gaming and Leisure Properties, Inc.	492	21,766
Hudson Pacific Properties, Inc.	560	6,132

		27,898

Transportation — 1.02%
Hertz Global Holdings, Inc.[9]	1,725	28,083

Utilities — 0.26%
FirstEnergy Corp.	193	7,141

Total Common Stock
(Cost $407,992)		267,292

MASTER LIMITED PARTNERSHIPS — 2.27%

Energy — 2.27%
Enterprise Products Partners LP	1,025	24,374
NGL Energy Partners LP9	3,312	4,306
Sunoco LP	416	16,211
USA Compression Partners LP	1,017	17,696

		62,587

Total Master Limited Partnerships
(Cost $52,095)		62,587

See accompanying Notes to Financial Statements.

143 / Semi-Annual Report September 2022

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.78%

Money Market Funds — 2.78%
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[10]		76,380	$76,380

Total Short-Term Investments
(Cost $76,380)

Total Investments - 98.25%
(Cost $3,322,691)			2,703,821

Net unrealized appreciation on unfunded

commitments - 0.00%			25

Cash and Other Assets, Less Liabilities - 1.75%			48,071

Net Assets - 100.00%			$2,751,917

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[2]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $615, at an interest rate of 13.27% and a maturity of September 07, 2023. The investment is not accruing an unused commitment fee.

[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $40,693, which is 1.48% of total net assets.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Perpetual security with no stated maturity date.
[7]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[8]	Foreign denominated security issued by foreign domiciled entity.
[9]	Non-income producing security.
[10]	Represents the current yield as of September 30, 2022.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	4	12/30/22	$430,031	$(15,370)	$(15,370)
U.S. Treasury Two-Year Note	2	12/30/22	410,781	(4,332)	(4,332)

			840,812	(19,702)	(19,702)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	1	12/20/22	(118,484)	(49)	(49)

TOTAL FUTURES CONTRACTS			$722,328	$(19,751)	$(19,751)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 144

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 106.71%

ASSET-BACKED SECURITIES — 16.91%**
AGL CLO 12 Ltd.,
Series 2021-12A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.31%	07/20/34	[1,2,3]	$125,000	$117,099
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.34%	10/17/34	[1,2,3]	70,000	64,967
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.43%	01/21/32	[1,2,3]	45,000	43,021
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37	[1]	100,000	96,983
Carvana Auto Receivables Trust,
Series 2022-P3, Class R
0.00%	09/10/29	†,1	1,750	302,137
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
4.06%	04/20/34	[1,2,3]	75,000	68,578
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.91%	10/25/34	[1,2,3]	180,000	173,070
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.44%	03/15/52	[1,4]	85,909	3,666
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	140,000	120,466
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,5,6]	419,900	45,751
Diamond Infrastructure Funding LLC,
Series 2021-1A, Class C
3.48%	04/15/49	[1]	135,000	111,146
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.66%	10/15/35	[1,2,3]	150,000	143,685
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.68%	10/15/34	[1,2,3]	90,000	86,589

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37	[1]	$162,000	$145,055
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	55,577	53,819
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
4.36%	08/05/33	[1,2,3]	90,000	86,336
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46	[1,4]	38,537	36,709
HPS Loan Management Ltd.
Series 10A-16, Class A1RR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.85%	04/20/34	[1,2,3]	85,000	81,514
KGS-Alpha SBA COOF Trust,
Series 2015-1, Class A (IO)
1.69%	10/25/35	[1,4]	1,171,395	33,678
Lehman Brothers Small Balance Commercial Mortgage
Trust,
Series 2007-1A, Class 1A
(LIBOR USD 1-Month plus 0.25%)
3.33%	03/25/37	[1,2]	40,648	40,519
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	07/17/35	[1,2,3]	85,000	81,770
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	07/20/34	[1,2,3]	50,000	47,065
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	07/15/36	[1,2,3]	125,000	116,436
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
3.85%	02/24/37	[1,2,3]	150,000	144,172
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.46%	01/20/34	[1,2,3]	40,000	37,026
Progress Residential Trust,
Series 2019-SFR4, Class F
3.68%	10/17/36	[1]	161,000	152,559

See accompanying Notes to Financial Statements.

145 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38	[1]	$170,000	$144,390
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.90%	10/20/30	[1,2,3]	120,000	117,687
Rockford Tower CLO Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.36%	07/20/34	[1,2,3]	75,000	69,796
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	68,410	60,238
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
3.20%	08/15/31	[2]	111,767	102,760
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
3.53%	10/27/70	[2]	215,000	186,329
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/83	[2]	340,000	285,815
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	04/26/83	[2]	340,000	311,063
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	04/25/73	[2]	340,000	328,258
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/25/73	[2]	235,000	229,598
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	340,000	319,084
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29	[1,3,4]	250,000	189,761
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	258,019	262,337
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	286,183	293,626

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Textainer Marine Containers VII Ltd.,
Series 2021-2A, Class A
(Bermuda)
2.23%	04/20/46	[1,3]	$221,667	$190,683
TIF Funding II LLC,
Series 2021-1A, Class A
1.65%	02/20/46	[1]	230,771	193,211
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.88%	10/20/34	[1,2,3]	90,000	86,144
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36	[1]	150,000	145,314
Tricon American Homes,
Series 2020-SFR1, Class D
2.55%	07/17/38	[1]	133,000	114,359

Total Asset-Backed Securities
(Cost $6,776,617)				6,064,269

CORPORATES — 35.53%*

Banking — 5.85%
Bank of America Corp.
2.30%	07/21/32	[4]	135,000	101,250
2.57%	10/20/32	[4]	55,000	42,130
2.69%	04/22/32	[4]	10,000	7,799
2.97%	02/04/33	[4]	15,000	11,761
3.00%	12/20/23	[4]	20,000	19,896
3.37%	01/23/26	[4]	110,000	104,191
3.42%	12/20/28	[4]	35,000	31,058
Bank of America Corp.
(MTN)
1.92%	10/24/31	[4]	30,000	22,219
2.09%	06/14/29	[4]	55,000	44,748
3.19%	07/23/30	[4]	25,000	21,100
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	60,000	52,086
Bank of America Corp.,
Series RR
4.38%[4,7]			15,000	12,176
Comerica, Inc.
5.63%[4,7]			45,000	44,244
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	30,000	24,352
3.09%	05/14/32	[1,3,4]	10,000	7,037
6.54%	08/12/33	[1,3,4]	180,000	162,115
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	100,000	58,868
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,4]	45,000	39,343

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 146

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	$25,000	$20,922
2.01%	09/22/28	[3,4]	115,000	92,562
2.80%	05/24/32	[3,4]	30,000	22,086
3.80%	03/11/25	[3,4]	5,000	4,836
4.29%	09/12/26	[3,4]	10,000	9,432
5.40%	08/11/33	[3,4]	70,000	62,018
JPMorgan Chase & Co.
1.58%	04/22/27	[4]	55,000	47,621
2.01%	03/13/26	[4]	85,000	77,842
2.58%	04/22/32	[4]	100,000	77,541
3.96%	01/29/27	[4]	10,000	9,445
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	140,000	139,665
4.98%	08/11/33	[3,4]	50,000	43,848
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32	[1,3,4]	30,000	22,821
2.87%	01/14/33	[1,3,4]	95,000	71,539
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	55,000	53,481
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26	[3,4]	35,000	30,378
1.67%	06/14/27	[3,4]	50,000	41,509
4.80%	11/15/24	[3,4]	65,000	64,125
U.S. Bancorp
3.70%[4,7]			15,000	11,318
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	75,000	64,411
3.35%	03/02/33	[4]	240,000	195,170
3.53%	03/24/28	[4]	50,000	45,410
4.90%	07/25/33	[4]	90,000	82,790

				2,097,143

Communications — 4.33%
AT&T, Inc.
2.55%	12/01/33		93,000	69,051
3.80%	12/01/57		156,000	104,438
4.75%	05/15/46		15,000	12,617
Cable One, Inc.
4.00%	11/15/30	[1]	37,000	28,860
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.75%	02/01/32	[1]	48,000	37,511
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50		50,000	36,527
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		90,000	69,150
Cogent Communications Group, Inc.
7.00%	06/15/27	[1]	14,000	13,279

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
CommScope, Inc.
4.75%	09/01/29	[1]	$24,000	$19,696
6.00%	03/01/26	[1]	36,000	33,203
CSC Holdings LLC
3.38%	02/15/31	[1]	44,000	31,062
5.38%	02/01/28	[1]	5,000	4,374
6.50%	02/01/29	[1]	25,000	22,119
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	85,000	17,025
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor,
Inc.
5.88%	08/15/27	[1]	30,000	25,941
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	15,000	11,776
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	48,000	40,857
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,8,9	38,000	—
9.75%	07/15/25	†,1,3,5,6,8,9	71,000	—
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	10,000	8,378
3.88%	11/15/29	[1]	69,000	54,500
Lumen Technologies, Inc.
4.00%	02/15/27	[1]	24,000	20,414
5.38%	06/15/29	[1]	42,000	31,310
Qwest Corp.
7.25%	09/15/25		70,000	71,750
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	45,000	39,375
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	200,000	153,751
Sirius XM Radio, Inc.
3.88%	09/01/31	[1]	33,000	25,665
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	118,750	117,112
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29	[1,3]	25,000	22,502
Time Warner Cable LLC
5.50%	09/01/41		100,000	78,721
5.88%	11/15/40		10,000	8,350
T-Mobile USA, Inc.
2.25%	02/15/26		66,000	59,155
2.55%	02/15/31		110,000	87,249
2.63%	04/15/26		38,000	34,401
3.88%	04/15/30		35,000	31,067
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31	[1,3]	30,000	22,800
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49	[3]	48,000	37,865

See accompanying Notes to Financial Statements.

147 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
5.25%	05/30/48	[3]	$40,000	$33,237
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	50,000	38,237

				1,553,325

Consumer Discretionary — 1.73%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36		15,000	13,537
4.90%	02/01/46		65,000	56,643
BAT Capital Corp.
2.73%	03/25/31		25,000	18,508
4.39%	08/15/37		20,000	14,298
4.54%	08/15/47		175,000	116,336
5.65%	03/16/52		25,000	19,235
Constellation Brands, Inc.
4.35%	05/09/27		40,000	38,447
Edgewell Personal Care Co.
5.50%	06/01/28	[1]	32,000	28,720
Everi Holdings, Inc.
5.00%	07/15/29	[1]	30,000	24,819
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	25,000	23,898
6.13%	07/27/27	[1,3]	70,000	69,015
Spectrum Brands, Inc.
5.50%	07/15/30	[1]	20,000	15,850
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[1]	40,000	32,964
5.05%	03/15/42	[1]	70,000	52,472
5.14%	03/15/52	[1]	130,000	94,630

				619,372

Consumer Products — 0.10%
Spectrum Brands, Inc.
5.00%	10/01/29	[1]	45,000	36,506

Electric — 1.47%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	55,000	47,187
Duke Energy Corp.
4.50%	08/15/32		80,000	72,410
Entergy Texas, Inc.
3.45%	12/01/27		150,000	138,687
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	39,000	33,194
Jersey Central Power & Light Co.
4.70%	04/01/24	[1]	55,000	54,171
Metropolitan Edison Co.
4.00%	04/15/25	[1]	75,000	71,337
NextEra Energy Capital Holdings, Inc.
5.00%	07/15/32		55,000	52,610
Niagara Mohawk Power Corp.
5.78%	09/16/52	[1]	60,000	57,120

				526,716

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy — 2.10%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	$40,000	$35,260
Energy Transfer LP
5.00%	05/15/50		30,000	23,474
5.40%	10/01/47		174,000	141,831
5.50%	06/01/27		3,000	2,926
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		41,000	36,978
Kinder Morgan Energy Partners LP
5.00%	08/15/42		45,000	36,727
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48	[3]	5,000	2,688
6.75%	09/21/47	[3]	50,000	27,970
6.95%	01/28/60	[3]	35,000	19,378
7.69%	01/23/50	[3]	10,000	6,140
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	100,000	82,865
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6,8,9]	34,545	28,845
Sabine Pass Liquefaction LLC
4.50%	05/15/30		30,000	27,373
Southern Co. Gas Capital Corp.
3.88%	11/15/25		70,000	67,060
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29		56,000	46,655
4.50%	04/30/30		9,000	7,371
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		44,000	37,840
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	24,300	23,697
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	17,500	16,046
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	8,550	8,054
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	04/01/26		40,000	36,863
Venture Global Calcasieu Pass LLC
3.88%	08/15/29	[1]	45,000	38,702

				754,743

Entertainment — 0.11%
Cinemark USA, Inc.
5.25%	07/15/28	[1]	32,000	24,880
Live Nation Entertainment, Inc.
4.75%	10/15/27	[1]	17,000	14,823

				39,703

Finance — 5.39%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	75,000	63,436

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 148

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.30%	01/30/32	[3]	$80,000	$60,390
Air Lease Corp.
(MTN)
2.30%	02/01/25		75,000	69,083
American Express Co.,
Series D
3.55%[4,7]			15,000	11,540
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	110,000	86,205
3.25%	02/15/27	[1,3]	15,000	12,626
Capital One Financial Corp.
3.27%	03/01/30	[4]	40,000	33,601
Charles Schwab Corp. (The)
1.95%	12/01/31		45,000	34,388
5.00%[4,7]			15,000	13,519
Citigroup, Inc.
1.46%	06/09/27	[4]	20,000	17,046
2.57%	06/03/31	[4]	45,000	35,458
2.67%	01/29/31	[4]	100,000	79,885
2.98%	11/05/30	[4]	20,000	16,477
3.06%	01/25/33	[4]	135,000	106,499
3.11%	04/08/26	[4]	25,000	23,434
3.29%	03/17/26	[4]	5,000	4,722
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	15,000	13,380
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	30,000	28,486
1.22%	12/06/23		75,000	71,955
1.43%	03/09/27	[4]	10,000	8,613
1.54%	09/10/27	[4]	165,000	139,612
1.95%	10/21/27	[4]	10,000	8,559
2.38%	07/21/32	[4]	65,000	49,143
2.65%	10/21/32	[4]	105,000	80,603
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26	[4]	60,000	51,837
Intercontinental Exchange, Inc.
4.60%	03/15/33		75,000	70,016
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	45,000	38,646
JPMorgan Chase & Co.
2.55%	11/08/32	[4]	110,000	83,710
2.60%	02/24/26	[4]	90,000	83,756
2.95%	02/24/28	[4]	20,000	17,735
2.96%	01/25/33	[4]	15,000	11,827
Morgan Stanley
2.48%	09/16/36	[4]	35,000	25,098
5.30%	04/20/37	[4]	65,000	58,654
Morgan Stanley
(GMTN)
0.79%	01/22/25	[4]	40,000	37,494
2.24%	07/21/32	[4]	15,000	11,286

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(MTN)
1.16%	10/21/25	[4]	$120,000	$109,385
1.93%	04/28/32	[4]	155,000	114,169
2.51%	10/20/32	[4]	5,000	3,830
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	50,000	43,082
3.77%	03/08/24	[1,3,4]	50,000	49,451
4.36%	08/01/24	[1,3,4]	20,000	19,720
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	35,000	34,801

				1,933,157

Food — 1.13%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[1]	27,000	23,001
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[1]	30,000	19,102
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[1,3]	52,000	41,593
5.50%	01/15/30	[1,3]	25,000	23,137
5.75%	04/01/33	[1,3]	40,000	36,213
6.50%	12/01/52	[1,3]	10,000	8,882
Kraft Heinz Foods Co.
5.00%	06/04/42		74,000	64,444
5.20%	07/15/45		25,000	21,797
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	30,000	22,662
4.25%	04/15/31	[1]	25,000	20,094
Post Holdings, Inc.
4.63%	04/15/30	[1]	50,000	41,175
5.75%	03/01/27	[1]	14,000	13,405
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	45,000	33,330
TreeHouse Foods, Inc.
4.00%	09/01/28		45,000	35,941

				404,776

Gaming — 0.43%
Caesars Entertainment, Inc.
4.63%	10/15/29	[1]	55,000	42,246
8.13%	07/01/27	[1]	15,000	14,361
Churchill Downs, Inc.
4.75%	01/15/28	[1]	45,000	39,001
Penn Entertainment, Inc.
4.13%	07/01/29	[1]	33,000	25,631
5.63%	01/15/27	[1]	36,000	31,901

				153,140

Health Care — 4.48%
AbbVie, Inc.
3.60%	05/14/25		50,000	48,041
4.50%	05/14/35		25,000	22,294

See accompanying Notes to Financial Statements.

149 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Amgen, Inc.
4.88%	03/01/53		$60,000	$52,933
Bayer U.S. Finance II LLC
2.85%	04/15/25	[1]	20,000	18,486
4.38%	12/15/28	[1]	70,000	64,119
4.63%	06/25/38	[1]	60,000	50,081
4.88%	06/25/48	[1]	50,000	40,975
Cano Health LLC
6.25%	10/01/28	[1]	42,000	39,760
Catalent Pharma Solutions, Inc.
3.13%	02/15/29	[1]	75,000	57,924
Centene Corp.
2.45%	07/15/28		46,000	37,481
3.00%	10/15/30		59,000	46,850
4.25%	12/15/27		49,000	44,925
Cigna Corp.
3.88%	10/15/47		25,000	18,393
CommonSpirit Health
2.78%	10/01/30		40,000	32,012
CVS Health Corp.
5.05%	03/25/48		95,000	83,725
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		45,000	34,811
Embecta Corp.
5.00%	02/15/30	[1]	28,000	24,081
6.75%	02/15/30	[1]	39,000	36,469
Encompass Health Corp.
4.50%	02/01/28		20,000	17,300
4.63%	04/01/31		82,000	65,104
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,8,9]	3,000	173
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	30,000	24,806
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	47,000	36,471
HCA, Inc.
3.50%	09/01/30		69,000	57,125
3.63%	03/15/32	[1]	95,000	77,151
5.25%	04/15/25		12,000	11,767
5.25%	06/15/49		110,000	89,712
5.50%	06/15/47		15,000	12,828
5.63%	09/01/28		14,000	13,454
Medline Borrower LP
3.88%	04/01/29	[1]	45,000	36,182
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	35,000	28,460
ModivCare, Inc.
5.88%	11/15/25	[1]	15,000	13,862
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	35,000	29,423
3.88%	05/15/32	[1]	74,000	60,857
Option Care Health, Inc.
4.38%	10/31/29	[1]	30,000	25,382

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	$90,000	$74,025
Prestige Brands, Inc.
3.75%	04/01/31	[1]	71,000	55,235
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	64,000	57,763
Tenet Healthcare Corp.
4.25%	06/01/29	[1]	30,000	24,884
6.13%	06/15/30	[1]	32,000	29,463
Universal Health Services, Inc.
1.65%	09/01/26	[1]	15,000	12,591

				1,607,378

Industrials — 1.94%
Advanced Drainage Systems, Inc.
6.38%	06/15/30	[1]	14,000	13,597
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,3]	74,000	46,839
Artera Services LLC
9.03%	12/04/25	[1]	30,000	24,197
Ball Corp.
4.00%	11/15/23		38,000	37,354
Berry Global, Inc.
1.65%	01/15/27		5,000	4,153
4.88%	07/15/26	[1]	50,000	47,063
Boeing Co. (The)
1.43%	02/04/24		60,000	57,075
4.88%	05/01/25		10,000	9,760
Energizer Holdings, Inc.
4.38%	03/31/29	[1]	46,000	34,730
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	325,000	267,716
Graphic Packaging International LLC
4.88%	11/15/22		55,000	55,000
Mauser Packaging Solutions Holding Co.
5.50%	04/15/24	[1]	5,000	4,758
OT Merger Corp.
7.88%	10/15/29	[1]	65,000	43,108
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[1,3]	43,000	38,515
8.50%	08/15/27	[1,3]	12,000	10,641

				694,506

Information Technology — 0.84%
Broadcom, Inc.
2.60%	02/15/33	[1]	50,000	35,869
4.30%	11/15/32		15,000	12,671
Lenovo Group Ltd.
(Hong Kong)
6.54%	07/27/32	[1,3]	25,000	23,165
NCR Corp.
5.13%	04/15/29	[1]	42,000	31,524

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 150

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
5.25%	10/01/30	[1]	$26,000	$19,670
Netflix, Inc.
5.88%	02/15/25		50,000	50,293
NortonLifeLock, Inc.
6.75%	09/30/27	[1]	40,000	38,555
Oracle Corp.
2.88%	03/25/31		15,000	11,825
3.80%	11/15/37		10,000	7,281
3.95%	03/25/51		104,000	69,130

				299,983

Insurance — 1.94%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29	[1]	46,000	35,650
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[1]	39,000	33,891
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		55,000	40,757
Athene Global Funding
1.61%	06/29/26	[1]	30,000	25,542
1.99%	08/19/28	[1]	100,000	79,149
3.21%	03/08/27	[1]	25,000	22,135
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	30,000	29,445
Berkshire Hathaway Finance Corp.
3.85%	03/15/52		25,000	19,228
Brown & Brown, Inc.
4.95%	03/17/52		45,000	36,730
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	50,000	47,845
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	25,000	20,659
HUB International Ltd.
7.00%	05/01/26	[1]	15,000	14,269
Metropolitan Life Global Funding I
4.30%	08/25/29	[1]	150,000	140,206
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	75,000	75,009
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	65,000	53,183
Willis North America, Inc.
2.95%	09/15/29		25,000	20,598

				694,296

Materials — 0.50%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	30,000	23,131
Axalta Coating Systems, LLC
3.38%	02/15/29	[1]	45,000	35,292
Clearwater Paper Corp.
4.75%	08/15/28	[1]	43,000	37,772
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	45,000	36,418

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	$26,000	$19,990
Valvoline, Inc.
4.25%	02/15/30	[1]	29,000	27,470

				180,073

Real Estate Investment Trust (REIT) — 1.55%
American Assets Trust LP
3.38%	02/01/31		30,000	23,932
Brixmor Operating Partnership LP
4.05%	07/01/30		30,000	25,462
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30		5,000	4,192
5.30%	01/15/29		75,000	69,614
5.38%	04/15/26		80,000	76,624
5.75%	06/01/28		25,000	23,465
Healthcare Reality Holdings LP
2.00%	03/15/31		45,000	33,122
3.10%	02/15/30		30,000	24,696
Hudson Pacific Properties LP
3.25%	01/15/30		45,000	35,830
5.95%	02/15/28		5,000	4,797
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32	[1]	30,000	23,400
Life Storage LP
2.40%	10/15/31		35,000	26,313
LXP Industrial Trust
2.70%	09/15/30		35,000	26,978
SL Green Operating Partnership LP
3.25%	10/15/22		40,000	39,971
VICI Properties LP
5.13%	05/15/32		80,000	71,086
5.63%	05/15/52		12,000	9,948
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	5,000	4,400
3.88%	02/15/29	[1]	10,000	8,410
4.50%	09/01/26	[1]	5,000	4,600
4.50%	01/15/28	[1]	5,000	4,443
4.63%	06/15/25	[1]	5,000	4,714
5.75%	02/01/27	[1]	10,000	9,434

				555,431

Retail — 0.67%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
4.00%	10/15/30	[1,3]	32,000	25,363
Asbury Automotive Group, Inc.
5.00%	02/15/32	[1]	23,000	17,844
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[1]	43,000	35,905
Dollar Tree, Inc.
4.00%	05/15/25		40,000	38,800
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	45,000	34,312

See accompanying Notes to Financial Statements.

151 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
FirstCash, Inc.
5.63%	01/01/30	[1]	$30,000	$25,685
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	65,000	37,626
Papa John’s International, Inc.
3.88%	09/15/29	[1]	33,000	26,526

				242,061

Services — 0.75%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	41,000	37,045
Global Payments, Inc.
5.40%	08/15/32		40,000	37,135
5.95%	08/15/52		8,000	7,039
HealthEquity, Inc.
4.50%	10/01/29	[1]	45,000	38,072
Hertz Corp. (The)
4.63%	12/01/26	[1]	15,000	12,225
5.00%	12/01/29	[1]	30,000	22,462
Rent-A-Center, Inc.
6.38%	02/15/29	[1]	44,000	34,540
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	30,000	27,714
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	61,000	53,659

				269,891

Transportation — 0.22%
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		90,184	79,943

Total Corporates
(Cost $14,571,071)				12,742,143

FOREIGN GOVERNMENT OBLIGATIONS — 0.06%

Foreign Government Obligations — 0.06%
Airport Authority
(Hong Kong)
3.25%	01/12/52	[1,3]	30,000	21,815

Total Foreign Government Obligations
(Cost $29,531)

MORTGAGE-BACKED — 53.87%**

Non-Agency Commercial Mortgage-Backed — 6.24%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48	[1,4]	1,500,000	41,288
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2019-BPR, Class AMP
3.29%	11/05/32	[1]	100,000	91,769
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
4.29%	05/26/26	[1,2]	88,636	78,709

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class F
(LIBOR USD 1-Month plus 2.40%)
5.22%	09/15/36	[1,2]	$100,000	$93,415
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class XA (IO)
1.49%	04/10/46	[4]	3,904,765	12,055
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
1.10%	10/10/47	[4]	4,005,318	58,361
Citigroup Commercial Mortgage Trust,
Series 2016-P4, Class XA (IO)
2.05%	07/10/49	[4]	1,981,012	103,466
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.65%	04/15/47	[1,4]	236,763	955
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.75%	10/15/45	[4]	6,899,694	18,579
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.50%	12/10/45	[4]	1,956,625	68
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.24%	10/10/46	[4]	1,672,425	12,421
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[1,4]	1,667,987	20,504
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.69%	09/15/37	[1,4]	9,783,817	124,150
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.96%	04/15/50	[4]	1,676,261	23,392
CSMC,
Series 2018-SITE, Class B
4.53%	04/15/36	[1]	100,000	95,148
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
5.84%	12/15/22	[1,2]	99,335	99,200
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3 month Euribor plus 3.35%)
3.68%	02/17/30	[1,2,3]	97,791	86,261
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XA (IO)
1.60%	02/10/46	[4]	3,177,084	3,399
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	940,000	6,899
GS Mortgage Securities Trust,
Series 2012-GC6, Class XB (IO)
1.04%	01/10/45	[1,4]	1,142,250	20

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 152

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA (IO)
1.94%	11/10/45	[4]	$425,675	$141
GS Mortgage Securities Trust,
Series 2013-GC16, Class XB (IO)
0.33%	11/10/46	[4]	45,024,000	86,730
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.84%	09/10/47	[4]	2,757,003	29,099
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.86%	07/10/48	[4]	4,704,683	76,014
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51	[1]	68,676	67,473
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class XA (IO)
1.18%	11/15/45	[4]	7,204,072	46,951
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47		27,282	26,079
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.96%	09/15/47	[4]	7,563,198	85,771
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.96%	11/15/47	[4]	4,581,761	64,753
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
1.09%	01/15/48	[4]	2,521,485	39,042
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class XEF (IO)
1.99%	06/15/51	[1,4]	1,157,000	91,866
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-LC9, Class XA (IO)
1.31%	12/15/47	[4]	697,985	330
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.19%	01/15/46	[4]	6,077,763	2,357
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class XA (IO)
1.01%	12/15/46	[4]	5,107,291	30,389
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class C
4.54%	01/05/34	[1]	72,000	68,395
Ladder Capital Commercial Mortgage Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.33%	02/15/36	[1,4]	1,434,348	68,802
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
8.07%	11/15/38	[1,2]	100,000	92,579
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class XB (IO)
0.39%	05/15/46	[1,4]	12,532,749	27,467

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
1.10%	12/15/47	[4]	$2,718,355	$40,742
SMRT,
Series 2022-MINI, Class E
(CME Term SOFR 1-Month plus 2.70%)
5.55%	01/15/39	[1,2]	100,000	92,144
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.77%	07/15/58	[4]	3,176,939	44,345
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.73%	11/15/49	[4]	1,189,405	54,605
WF-RBS Commercial Mortgage Trust,
Series 2013-C12, Class XA (IO)
1.22%	03/15/48	[1,4]	4,089,559	12,620
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XB (IO)
0.60%	05/15/45	[1,4]	10,000,000	21,138
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.78%	06/15/46	[4]	2,371,234	4,331
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.21%	12/15/46	[4]	5,326,597	42,341
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class XA (IO)
1.17%	08/15/47	[4]	3,381,216	50,450

				2,237,013

Non-Agency Mortgage-Backed — 31.46%
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37		184,868	125,510
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
1.80%	02/25/47	[2]	470,839	198,742
APS Resecuritization Trust,
Series 2016-3, Class 3MZ
1.07%	09/27/46	[1,4]	384,641	198,868
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(LIBOR USD 1-Month plus 0.24%)
3.32%	10/25/36	[2]	175,000	138,345
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A3
(LIBOR USD 1-Month plus 0.14%)
3.22%	12/25/36	[2]	122,792	116,054
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 11/25/22)
2.57%	07/25/59	[1]	145,666	137,919
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	78,714	70,566

See accompanying Notes to Financial Statements.

153 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	$115,000	$75,071
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
4.83%	10/25/37	[1,2]	240,000	199,848
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30	[4]	74,479	33,958
Credit Suisse Mortgage Capital Trust,
Series 2015-12R, Class 2A2
2.94%	11/30/37	[1,4]	100,000	90,035
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/22)
3.54%	02/25/37		244,265	152,132
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/22)
3.27%	03/25/37		851,087	347,807
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
6.83%	09/25/39	[1,2]	75,000	71,405
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B1
(SOFR30A plus 2.75%)
5.03%	12/25/41	[1,2]	150,000	127,489
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
7.78%	12/25/41	[1,2]	115,000	100,919
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
3.19%	12/25/37	[2]	300,438	271,597
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
3.30%	01/25/38	[2]	767,672	448,055
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
3.18%	03/25/37	[2]	557,248	288,793
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
4.33%	12/25/33	[1,2]	120,000	106,740
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
4.13%	01/25/42	[1,2]	150,000	136,607

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
4.78%	01/25/42	[1,2]	$150,000	$127,345
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.90%	04/19/36	[4]	184,889	146,703
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(LIBOR USD 1-Month plus 0.44%)
3.52%	06/25/45	[2]	108,828	100,837
GSAA Home Equity Trust,
Series 2006-1, Class A3
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/36	[2]	261,807	117,547
GSAA Home Equity Trust,
Series 2006-10, Class AF3
5.98%	06/25/36	[4]	592,988	171,815
GSAA Home Equity Trust,
Series 2006-6, Class AF3
5.73%	03/25/36	[4]	551,670	170,556
GSAMP Trust,
Series 2007-NC1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
3.23%	12/25/46	[2]	262,387	132,572
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.63%	05/25/37	[4]	178,555	159,870
HarborView Mortgage Loan Trust,
Series 2005-3, Class 1A
(LIBOR USD 1-Month plus 0.52%)
3.51%	06/19/35	[2]	322,485	188,463
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(LIBOR USD 1-Month plus 0.36%)
3.35%	05/19/46	[2]	351,642	187,448
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.91%)
2.01%	07/19/47	[2]	319,975	128,161
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37		243,584	189,256
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 1A
(LIBOR USD 1-Month plus 0.14%)
3.22%	12/25/36	[2]	217,562	192,494
Impac CMB Trust,
Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
3.70%	09/25/34	[2]	58,758	58,562
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
3.86%	10/25/34	[2]	100,254	97,430

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 154

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.17%	12/25/35	[4]	$230,509	$211,843
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		46,826	46,257
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28		19,712	19,483
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		35,856	36,907
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A5
6.96%	09/25/28	[4]	86,425	87,764
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 11/25/22)
4.18%	03/25/47		645,047	448,347
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21		2,902	2,924
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A3
(LIBOR USD 1-Month plus 0.32%)
3.40%	10/25/36	[2]	403,490	122,017
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(LIBOR USD 1-Month plus 0.38%)
3.46%	07/25/36	[2]	266,041	184,334
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(LIBOR USD 1-Month plus 0.39%)
3.47%	01/25/47	[2]	449,819	191,408
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
3.38%	03/25/47	[2]	252,759	233,401
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
3.29%	05/25/37	[2]	166,603	157,860
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
3.36%	05/25/37	[2]	300,000	241,815
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
3.74%	04/25/37	[2,5,6]	1,696,107	75,802

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
4.24%	08/25/35	[2]	$629,458	$602,892
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(LIBOR USD 1-Month plus 0.37%)
3.45%	05/25/37	[2]	451,143	132,552
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		80,303	79,095
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38		4,682	4,631
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.21%	09/25/34	[4]	120,503	113,719
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	929,852	293,822
Morgan Stanley Mortgage Loan Trust,
Series 2007-11AR, Class 2A3
2.63%	06/25/37	[4]	134,803	82,761
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A4
6.99%	12/15/26		28,477	28,430
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24	[4]	47,873	48,215
Option One Mortgage Loan Trust,
Series 2006-3, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	02/25/37	[2]	194,781	131,230
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 10/25/22)
6.50%	06/25/52	[1]	197,000	184,550
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52	[1,4]	180,000	168,372
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 10/25/22)
2.95%	10/25/25	[1]	78,273	75,468
PRPM LLC,
Series 2021-5, Class A1 (STEP-reset date 10/25/22)
1.79%	06/25/26	[1]	101,131	93,811
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 10/25/22)
3.72%	02/25/27	[1]	204,656	191,454
PRPM LLC,
Series 2022-4, Class A2
5.00%	08/25/27	[1,4]	170,000	154,215
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	87,700	80,503

See accompanying Notes to Financial Statements.

155 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.60%	03/25/35	[4]	$117,808	$63,199
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A5
(LIBOR USD 1-Month plus 0.55%)
3.63%	01/25/37	[2]	346,033	265,742
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(LIBOR USD 1-Month plus 0.66%)
3.74%	12/25/35	[2]	164,736	157,321
SG Mortgage Securities Trust,
Series 2006-OPT2, Class A3D
(LIBOR USD 1-Month plus 0.21%)
3.29%	10/25/36	[2]	250,000	173,707
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
3.72%	09/25/34	[4]	100,964	98,735
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
4.18%	07/25/34	[1,2]	62,779	60,061
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/22)
2.24%	02/27/51	[1]	58,317	55,221
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
3.31%	01/25/37	[2]	559,839	274,641

				11,280,028

U.S. Agency Commercial Mortgage-Backed — 2.38%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.98%	07/25/39	[4]	301,777	7,405
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	535,000	45,603
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K024, Class X3 (IO)
1.66%	11/25/40	[4]	1,607,064	63
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K027, Class X3 (IO)
1.76%	01/25/41	[4]	5,000,000	19,776
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
1.71%	06/25/41	[4]	2,142,000	17,921
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.72%	07/25/41	[4]	5,999,569	50,615

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K034, Class X1 (IO)
0.16%	07/25/23	[4]	$6,008,445	$3,284
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K040, Class X3 (IO)
2.11%	11/25/42	[4]	1,100,000	41,115
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K047, Class X3 (IO)
1.55%	06/25/43	[4]	1,676,868	59,605
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K724, Class X1 (IO)
0.35%	11/25/23	[4]	13,302,430	30,831
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC04, Class X1 (IO)
1.41%	12/25/26	[4]	2,254,810	69,896
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	1,980,143	63,853
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24		1,473,197	5,904
FREMF Mortgage Trust,
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27	[1]	26,602,722	95,142
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49	[1]	25,000,000	36,187
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.02%	10/16/49	[4]	4,445,508	208
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.29%	09/16/50	[4]	1,417,870	14,304
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.63%	12/16/51	[4]	2,133,925	27,803
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.17%	02/16/53	[4]	7,075,405	33,270
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.29%	04/16/53	[4]	3,982,103	16,744
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.29%	06/16/55	[4]	4,330,344	32,247
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.02%	02/16/46	[4]	1,400,092	21,524

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 156

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-63, Class IO (IO)
0.72%	09/16/51	[4]	$5,552,275	$107,722
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.51%	12/16/53	[4]	1,546,189	18,465
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55	[4]	876,320	7,505
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.94%	11/16/54	[4]	634,541	18,161
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.37%	10/16/56	[4]	539,647	9,691

				854,844

U.S. Agency Mortgage-Backed — 13.79%
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
7.11%	05/25/23	[2]	73	73
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
4.96%	12/18/30	[2]	43,627	2,196
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	244	241
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	2,610	2,624
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.02%	10/25/25	[2]	206,015	3,457
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.12%	01/25/37	[2]	483,265	60,796
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
2.97%	11/25/36	[2]	574,260	46,816
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
3.34%	05/25/40	[2]	555,035	58,274
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	1,509	1,515

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant
Maturity 10-Year plus 19.39%, 18.31% Cap)
13.21%	02/15/24	[2]	$8,310	$8,578
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36	[2]	7,542,573	23,433
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
3.30%	03/15/37	[2]	501,627	36,453
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
8.13%	11/26/23	[2]	4,756	4,791
UMBS (TBA)
2.00%	10/01/52		500,000	404,293
2.00%	11/01/52		700,000	565,943
2.50%	10/01/52		300,000	251,763
2.50%	11/01/52		575,000	482,458
3.00%	10/01/52		575,000	499,667
4.00%	10/01/52		125,000	115,875
4.50%	10/01/52		1,575,000	1,498,996
5.00%	10/01/52		900,000	876,942

				4,945,184

Total Mortgage-Backed
(Cost $26,011,400)				19,317,069

MUNICIPAL BONDS — 0.34%*

California — 0.14%
California Health Facilities Financing Authority Revenue
Bonds, Series A
3.00%	08/15/51		20,000	13,868
California State University Revenue Bonds, University &
College Improvements, Series B
2.37%	11/01/35		15,000	11,107
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41		35,000	24,878

				49,853

Florida — 0.03%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.86%	10/01/35		15,000	11,487

New York — 0.17%
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49		5,000	4,531

See accompanying Notes to Financial Statements.

157 / Semi-Annual Report September 2022

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B3
1.85%	08/01/32	$75,000	$55,801

			60,332

Total Municipal Bonds
(Cost $159,548)			121,672

Total Bonds — 106.71%
(Cost $47,548,167)			38,266,968

Issues		Shares	Value
COMMON STOCK — 0.18%

Communications — 0.08%
Intelsat Emergence SA3,5,6,8
(Luxembourg)		1,041	28,628

Financials — 0.10%
AGNC Investment Corp.		4,500	37,890

Total Common Stock
(Cost $93,492)			66,518

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,3,5,6,8
(Luxembourg)		108	—
Intelsat Jackson Holdings SA, Series
B†,3,5,6,8
(Luxembourg)		108	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 5.36%

Money Market Funds — 1.02%
Dreyfus Government Cash Management Fund
2.75%[10]		56,000	56,000
Fidelity Investments Money Market Funds - Government
Portfolio
2.74%[10]		18,220	18,220
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[10]		292,000	292,000

			366,220

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Agency Discount Notes — 4.34%
Federal Home Loan Bank
3.07%[11]	02/28/23	$1,580,000	$1,556,300

Total Short-Term Investments
(Cost $1,926,603)			1,922,520

Total Investments - 112.25%
(Cost $49,568,262)			40,256,006

Liabilities in Excess of Other Assets - (12.25)%			(4,394,604)

Net Assets - 100.00%			$35,861,402

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $239,264, which is 0.67% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Represents the current yield as of September 30, 2022.
[11]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $302,137, which is 0.84% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 158

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 63,429	EUR 63,000	Citibank N.A.	10/07/22	$1,681
USD 105,965	EUR 100,000	Citigroup Global Markets, Inc.	10/07/22	7,952

				9,633

EUR 9,000	USD 9,135	Citibank N.A.	10/07/22	(314)

NET UNREALIZED APPRECIATION				$9,319

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	22	12/30/22	$2,365,172	$(80,721)	$(80,721)
U.S. Treasury Two-Year Note	19	12/30/22	3,902,422	(60,985)	(60,985)

			6,267,594	(141,706)	(141,706)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	32	12/20/22	(3,791,500)	233,765	233,765
U.S. Treasury Ultra Bond	10	12/20/22	(1,370,000)	127,559	127,559

			(5,161,500)	361,324	361,324

TOTAL FUTURES CONTRACTS			$1,106,094	$219,618	$219,618

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.77%	Semi-annually	$60	$16,643	$—	$16,643
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.79%	Semi-annually	35	9,628	—	9,628
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.81%	Semi-annually	30	8,128	—	8,128
		3-month USD
Interest Rate Swap[1]	09/28/53	LIBOR	Quarterly	1.87%	Semi-annually	70	17,821	—	17,821
				3-month USD
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	660	(39,637)	—	(39,637)
				3-month USD
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	490	(29,355)	—	(29,355)
				3-month USD
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	LIBOR	Quarterly	330	(19,534)	—	(19,534)
				3-month USD
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	LIBOR	Quarterly	830	(42,722)	—	(42,722)
				3-month USD
Interest Rate Swap[1]	06/10/24	1.95%	Annual	LIBOR	Annual	1,400	(52,427)	—	(52,427)

TOTAL SWAPS CONTRACTS						$3,905	$(131,455)	$—	$(131,455)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

159 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 114.73%

ASSET-BACKED SECURITIES — 5.13%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
4.18%	12/27/44	[1,2]	$15,876,879	$15,606,148
AGL CLO 1 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.36%	10/20/34	[1,2,3]	24,800,000	23,014,400
AGL CLO 17 Ltd.,
Series 2022-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.33%)
3.80%	01/21/35	[1,2,3]	30,520,000	29,408,767
AIG CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.67%	04/15/34	[1,2,3]	48,800,000	46,844,828
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.87%	10/17/34	[1,2,3]	7,050,000	6,737,925
Allegro CLO XIII Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	07/20/34	[1,2,3]	9,250,000	8,688,340
AMMC CLO 15 Ltd.,
Series 2014-15A, Class AR3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.63%	01/15/32	[1,2,3]	27,800,000	26,973,061
AMMC CLO 19 Ltd.,
Series 2016-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.65%	10/16/28	[1,2,3]	20,150,052	20,020,024
AMMC CLO 22 Ltd.,
Series 2018-22A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.45%)
4.23%	04/25/31	[1,2,3]	19,750,000	18,784,028
AMSR Trust,
Series 2021-SFR1, Class G
4.61%	06/17/38	[1,4]	8,000,000	6,522,570
Apidos CLO XVIII,
Series 2018-18A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.41%	10/22/30	[1,2,3]	6,700,000	6,398,098

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
3.77%	04/20/31	[1,2,3]	$21,345,000	$20,839,380
Barings CLO Ltd.,
Series 2013-IA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.51%	01/20/28	[1,2,3]	19,207,502	18,930,914
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.66%	07/20/29	[1,2,3]	22,951,091	22,657,317
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.93%	01/20/32	[1,2,3]	19,110,000	18,677,350
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
3.73%	08/25/34	[1,2]	136,671	136,002
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/35	[1,2]	796,460	792,767
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
3.53%	04/25/35	[1,2]	1,571,848	1,486,614
BCRED MML CLO, LLC,
Series 2022-1A, Class A1
(CME Term SOFR 3-Month plus 1.65%)
2.24%	04/20/35	[1,2]	48,400,000	47,317,776
BlueMountain CLO Ltd.,
Series 2014-2A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.46%	10/20/30	[1,2,3]	1,830,000	1,742,636
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.21%	10/15/34	[1,2,3]	25,000,000	23,386,775
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
3.69%	07/20/29	[1,2,3]	27,995,000	27,390,280
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
3.78%	12/26/35	[2]	22,388	22,033

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 160

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
4.20%	02/25/35	[2]	$12,174,170	$12,115,251
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.78%	10/27/36	[2]	23,921,470	23,719,575
Carvana Auto Receivables Trust,
Series 2021-N1, Class R
0.00%	01/10/28	[1]	40,871	10,656,546
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28	[1]	43,250	19,641,376
Catskill Park CLO Ltd.,
Series 2017-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	04/20/29	[1,2,3]	6,000,000	5,778,600
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
4.06%	04/20/34	[1,2,3]	4,950,000	4,526,132
Cedar Funding V CLO Ltd.,
Series 2016-5A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.49%	07/17/31	[1,2,3]	7,000,000	6,712,090
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.39%	10/17/34	[1,2,3]	9,350,000	8,681,475
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
4.33%	10/24/30	[1,2,3]	3,475,000	3,332,525
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.31%	10/20/34	[1,2,3]	9,000,000	8,378,910
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	10/15/34	[1,2,3]	20,000,000	18,706,400
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
3.80%	04/17/35	[1,2,3]	35,000,000	33,665,450

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
3.94%	06/25/42	[1,2]	$9,118,341	$8,375,490
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.91%	10/20/30	[1,2,3]	27,190,000	26,598,917
College Loan Corp. Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
3.00%	01/15/37	[2]	1,776,986	1,549,567
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.73%	11/15/28	[1,2,3]	16,304,788	16,074,075
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
4.16%	11/15/28	[1,2,3]	1,500,000	1,434,660
Dryden 65 CLO Ltd.,
Series 2018-65A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.34%	07/18/30	[1,2,3]	3,500,000	3,328,500
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.96%	01/18/32	[1,2,3]	29,220,000	28,463,699
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.63%	11/20/34	[1,2,3]	22,500,000	20,935,575
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.41%	04/15/29	[1,2,3]	20,793,645	20,474,879
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
3.76%	01/15/34	[1,2,3]	23,850,000	23,048,640
Eaton Vance CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.26%	10/15/30	[1,2,3]	5,000,000	4,770,500

See accompanying Notes to Financial Statements.

161 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	10/15/34	[1,2,3]	$25,000,000	$23,366,000
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
4.43%	07/26/66	[1,2]	32,629,100	32,281,029
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.88%	04/26/32	[1,2]	7,539,235	7,446,494
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	03/25/36	[2]	6,077,801	6,071,134
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
4.43%	03/25/36	[1,2]	7,809,282	7,764,536
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.31%	10/20/34	[1,2,3]	16,000,000	14,954,880
FirstKey Homes Trust,
Series 2021-SFR1, Class F1
3.24%	08/17/38	[1]	9,416,000	7,914,871
FirstKey Homes Trust,
Series 2021-SFR2, Class F1
2.91%	09/17/38	[1]	12,677,000	10,471,508
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
3.85%	07/19/34	[1,2,3]	52,500,000	50,229,165
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	16,225,780	15,712,391
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
3.45%	08/25/42	[2]	1,631,325	1,492,443
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
3.73%	09/25/41	[1,2]	13,608,304	13,253,096
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.86%	10/20/34	[1,2,3]	36,180,000	34,841,340

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
3.92%	10/29/29	[1,2,3]	$4,557,327	$4,506,331
Golub Capital Partners CLO 64B Ltd.,
Series 2022-64A, Class B
(United Kingdom)
(CME Term SOFR 3-Month plus 3.30%)
0.00%	10/25/35	[1,2,3]	8,800,000	8,811,000
Greenwood Park CLO Ltd.,
Series 2018-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.01%)
3.52%	04/15/31	[1,2,3]	6,730,000	6,603,543
HPS Loan Management Ltd.
Series 15A-19, Class A1R
(United Kingdom)
(CME Term SOFR 3-Month plus 1.32%)
3.83%	01/22/35	[1,2,3]	35,720,000	34,291,129
HPS Loan Management Ltd.,
Series 2021-16A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.48%	01/23/35	[1,2,3]	19,250,000	17,998,365
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	548,643	497,682
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[1]	36,012,538	32,074,621
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
3.75%	07/15/27	[1,2,3]	5,865,283	5,829,411
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.75%	10/20/27	[1,2,3]	2,488,458	2,466,310
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.59%	04/20/28	[1,2,3]	10,196,767	10,106,526
Lehman Brothers Small Balance Commercial Mortgage
Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37	[1,4]	408,058	403,409
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
3.72%	01/15/33	[1,2,3]	11,550,000	11,218,330

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.89%	04/19/33	[1,2,3]	$30,725,000	$29,947,197
Madison Park Funding XXX Ltd.,
Series 2018-30A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
3.26%	04/15/29	[1,2,3]	6,812,739	6,685,477
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.86%	07/17/34	[1,2,3]	20,500,000	19,623,031
Magnetite XXIII Ltd.,
Series 2019-23A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.43%	01/25/35	[1,2,3]	20,000,000	18,638,200
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/32	[1,2,3]	27,025,000	26,495,310
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.59%	06/25/31	[2]	606,353	589,177
Navient Student Loan Trust,
Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
3.72%	03/25/83	[2]	29,947,442	28,950,113
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
3.70%	03/25/83	[2]	53,226,498	51,392,297
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
3.70%	03/25/83	[2]	79,195,801	76,460,149
Navient Student Loan Trust,
Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
3.69%	03/25/83	[2]	32,557,429	31,582,047
Navient Student Loan Trust,
Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
3.69%	03/25/83	[2]	67,557,845	65,530,797
Navient Student Loan Trust,
Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
3.68%	04/25/40	[2]	51,787,887	50,343,942
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
3.65%	11/26/40	[2]	101,757,141	98,428,087

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust,
Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
4.23%	03/25/66	[1,2]	$53,591,801	$53,096,243
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
3.41%	08/23/36	[1,2]	8,995,612	8,799,555
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.68%	10/27/36	[1,2]	7,556,888	7,463,256
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
4.03%	11/25/48	[1,2]	11,630,000	11,429,310
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	07/25/46	[1,2]	43,064,841	42,500,976
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
3.67%	04/25/46	[1,2]	81,228,228	79,952,388
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
3.98%	06/25/54	[1,2]	8,890,000	8,637,603
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.55%	04/15/34	[1,2,3]	8,295,000	7,935,827
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.34%	10/16/33	[1,2,3]	23,000,000	21,748,800
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
3.96%	04/20/33	[1,2,3]	25,455,000	24,680,532
Neuberger Berman Loan Advisers CLO 47 Ltd.,
Series 2022-47A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
3.60%	04/14/35	[1,2,3]	31,785,000	30,493,957
North Carolina State Education Authority,
Series A3, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.68%	10/25/41	[2]	11,950,262	11,896,405
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.31%	10/20/34	[1,2,3]	20,000,000	18,616,000

See accompanying Notes to Financial Statements.

163 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	10/20/34	[1,2,3]	$15,500,000	$14,525,050
Octagon 66 Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.94%)
4.59%	08/16/33	[1,2,3]	45,000,000	44,260,200
Octagon Investment Partners 20-R Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.62%	05/12/31	[1,2,3]	17,500,000	16,549,750
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.21%	10/15/34	[1,2,3]	18,800,000	17,401,280
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	07/15/36	[1,2,3]	7,250,000	6,753,302
Octagon Investment Partners XXI Ltd.,
Series 2014-1A, Class A2R3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
4.31%	02/14/31	[1,2,3]	1,470,000	1,374,876
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
3.85%	07/02/35	[1,2,3]	33,250,000	31,921,330
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
3.85%	02/24/37	[1,2,3]	18,710,000	17,983,117
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.99%	11/15/31	[1,2,3]	18,400,000	17,967,600
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	10/15/34	[1,2,3]	19,500,000	18,217,485
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
4.10%	01/20/34	[1,2,3]	61,000,000	58,708,291

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.68%	10/25/41	[1,2]	$84,057,289	$82,388,126
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38	[1]	21,439,000	18,459,393
Progress Residential Trust,
Series 2021-SFR6, Class F
3.42%	07/17/38	[1]	9,198,000	7,926,165
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38	[1]	8,896,000	7,584,884
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40	[1]	23,777,000	19,460,785
Progress Residential Trust,
Series 2021-SFR8, Class E1
2.38%	10/17/38	[1]	10,400,000	8,689,458
Progress Residential Trust,
Series 2021-SFR8, Class E2
2.53%	10/17/38	[1]	11,375,000	9,426,187
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38	[1]	18,182,000	15,121,540
Progress Residential,
Series 2021-SFR3, Class E1
2.54%	05/17/26	[1]	3,055,000	2,604,938
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.79%	04/20/34	[1,2,3]	42,580,000	40,717,125
Regatta XIV Funding Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.85%)
4.63%	10/25/31	[1,2,3]	1,900,000	1,787,503
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.21%	10/15/34	[1,2,3]	17,000,000	15,628,933
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
3.53%	10/15/29	[1,2,3]	26,153,330	25,611,067
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.90%	10/20/30	[1,2,3]	4,610,000	4,521,138

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.63%	08/20/32	[1,2,3]	$20,000,000	$18,841,800
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
3.99%	01/20/32	[1,2,3]	23,840,000	23,292,848
Scholar Funding Trust,
Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
4.21%	03/28/46	[1,2]	17,342,587	17,049,440
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
3.95%	01/20/34	[1,2,3]	40,930,000	39,616,147
Sixth Street CLO XX Ltd.,
Series 2021-20A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.36%	10/20/34	[1,2,3]	25,000,000	23,353,000
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	29,361,361	25,854,053
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
3.20%	08/15/31	[2]	214,853	197,539
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.89%	12/15/32	[2]	8,798,248	8,797,429
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
3.88%	12/15/68	[2]	41,802	40,468
SLM Student Loan Trust,
Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
4.04%	03/15/33	[1,2]	3,658,783	3,589,500
SLM Student Loan Trust,
Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
3.38%	01/25/41	[2]	47,828,648	46,579,076
SLM Student Loan Trust,
Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.95%	01/25/41	[2]	26,678,241	25,753,049
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.94%	01/25/41	[2]	28,696,772	27,426,863

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2007-1, Class A6
(LIBOR USD 3-Month plus 0.14%)
2.92%	01/27/42	[2]	$28,098,507	$26,716,029
SLM Student Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
3.00%	01/27/42	[2]	3,284,441	3,090,814
SLM Student Loan Trust,
Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
3.63%	04/27/43	[2]	4,105,136	3,965,813
SLM Student Loan Trust,
Series 2007-7, Class A4
(LIBOR USD 3-Month plus 0.33%)
3.11%	01/25/22	[2]	227,844	220,402
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/83	[2]	38,874,000	32,678,775
SLM Student Loan Trust,
Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.78%	10/25/21	[2]	14,464	14,112
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	04/26/83	[2]	2,260,000	2,067,655
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.43%	07/25/22	[2]	1,667,839	1,668,148
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	04/25/73	[2]	8,849,000	8,543,388
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
4.48%	07/25/23	[2]	24,189,819	24,030,476
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/25/73	[2]	37,199,000	36,343,895
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	10,699,913	10,503,086
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	31,424,000	29,490,846
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	17,206,000	15,201,012

See accompanying Notes to Financial Statements.

165 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	$2,203,117	$2,200,701
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/75	[2]	625,000	602,160
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.28%	04/25/23	[2]	49,557,997	49,106,186
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/83	[2]	45,100,000	44,958,599
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
3.83%	01/25/45	[1,2]	123,952,106	120,478,854
SLM Student Loan Trust,
Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
4.23%	10/25/34	[2]	1,920,956	1,915,478
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
4.03%	09/25/28	[2]	522,777	507,556
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	01/25/29	[2]	11,177,474	10,756,413
SLM Student Loan Trust,
Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
3.73%	12/27/38	[2]	12,929,600	12,514,723
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
3.73%	05/26/26	[2]	19,330,571	18,579,619
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	17,450,000	16,106,210
Symphony CLO XXIX Ltd.,
Series 2021-29A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
4.16%	01/15/34	[1,2,3]	14,500,000	13,717,290
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.90%	07/21/34	[1,2,3]	50,000,000	48,005,000
U.S. Small Business Administration,
Series 2022-25F, Class 1
4.01%	06/01/47		70,500,000	67,799,610

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
United Auto Credit Securitization Trust,
Series 2022-2, Class R1
0.00%	04/10/29	†,1	$33,600	$6,206,590
Voya CLO Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.26%	01/15/35	[1,2,3]	17,500,000	16,370,025
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.44%	07/19/34	[1,2,3]	11,825,000	11,102,019

Total Asset-Backed Securities
(Cost $3,390,242,772)				3,297,311,304

BANK LOANS — 1.81%*

Automotive — 0.03%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/30/26	[2]	18,429,354	17,488,720

Communications — 0.29%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.37%	03/15/27	[2]	61,341,724	55,960,214
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	7,415,871	6,957,051
Term Loan, 1st Lien
(LIBOR plus 2.25%)
5.07%	07/17/25	[2]	9,326,289	8,924,139
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.35%)
5.95%	08/24/26	[2]	66,198,922	13,215,953
EW Scripps Co.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	10/02/24	[2]	3,948,287	3,907,323
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.44%	05/01/28	[2]	16,523,375	15,439,029
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
7.44%	02/01/29	[2,3]	11,545,890	10,864,683
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	04/11/25	[2]	32,338,028	31,529,577

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	03/09/27	[2]	$43,781,678	$36,798,719
(SOFR plus 4.25%)
7.28%	03/09/27	[2]	4,223,621	3,691,972

				187,288,660

Consumer Discretionary — 0.08%
AI Aqua Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	07/31/28	[2,7]	1,100,000	1,026,097
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
6.15%	01/24/29	[2]	44,741,766	41,212,088
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	7,607,856	7,098,586

				49,336,771

Electric — 0.09%
CommScope, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/06/26	[2]	43,809,295	40,578,360
Homer City Generation LP,
Term Loan, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23	[2,5,6]	6,274,498	3,764,698
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.74% -4.87%	12/31/25	[2]	12,323,831	11,931,009

				56,274,067

Entertainment — 0.01%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25	[2]	6,702,692	2,889,631
Crown Finance U.S., Inc.,
Term Loan, 1st Lien
(SOFR plus 9.00%)
13.27%	09/07/23	[2,8]	3,037,205	3,102,596

				5,992,227

Finance — 0.15%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
5.58%	02/27/26	[2,3]	1,451,135	1,276,999

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.26%	12/01/27	[2]	$8,846,044	$8,638,162
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	8,456,866	7,998,800
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/23/28	[2]	40,292,525	37,125,734
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.67%	11/05/28	[2]	16,790,000	16,433,212
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
4.82%	04/28/28	[2]	28,600,000	27,205,750

				98,678,657

Food — 0.04%
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.06% - 5.37%	08/03/25	[2]	25,173,811	24,406,765

Gaming — 0.04%
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%) 5.87%	12/23/24	[2]	1,548,605	1,515,535
Churchill Downs, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
5.12%	03/17/28	[2]	12,805,000	12,431,542
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	3,646,229	3,392,889
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.67%	04/26/28	[2]	1,493,146	1,422,229
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
5.88%	05/03/29	[2]	5,460,002	5,262,077
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.91%	04/13/29	[2]	5,327,085	5,188,581

				29,212,853

See accompanying Notes to Financial Statements.

167 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care — 0.27%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.06%	11/08/27	[2]	$27,804,493	$27,139,827
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.76%	01/15/25	[2]	6,520,459	6,381,214
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
6.10%	05/10/27	[2]	3,537,213	3,297,355
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(PRIME plus 1.50%)
6.39%	03/01/24	[2]	3,029,687	3,024,218
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/15/27	[2]	51,568,884	49,065,730
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
5.13%	05/22/26	[2]	628,170	606,577
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.88%	03/15/28	[2]	36,835,717	35,465,981
ICON Luxembourg SARL,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.94%	07/03/28	[2]	4,238	4,152
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/05/28	[2]	39,967,018	38,707,258
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.19%	06/02/28	[2]	3,512,247	3,442,002
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	3,876,672	3,684,292
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
5.37%	04/20/29	[2]	748,125	738,773
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	3,346,550	3,108,108

				174,665,487

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials — 0.28%
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.40%)
7.00%	05/11/29	[2]	$2,521,225	$2,461,346
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
4.18%	07/01/26	[2]	70,992,199	68,900,414
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	44,326,100	41,403,458
II-VI, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.31%	07/02/29	[2]	3,894,190	3,780,616
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	5,507,876	5,377,064
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.92%	04/15/28	[2]	27,887,000	22,588,470
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
5.92%	05/30/25	[2]	19,638,330	18,895,804
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
5.92%	12/09/25	[2]	8,301,957	7,974,279
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[2]	10,138,389	8,934,455

				180,315,906

Information Technology — 0.19%
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,9]	6,853,563	6,157,927
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	10,596,423	10,232,807
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.60% - 6.03%	07/06/29	[2]	8,930,000	8,880,394
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	18,037,311	17,234,650

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
7.39%	05/02/29	[2]	$3,150,000	$2,980,687
NortonLifeLock, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.10%)
4.85%	09/12/29	[2]	53,430,000	51,479,805
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.30%	09/23/26	[2]	4,009,036	3,892,213
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.32%	08/31/28	[2]	1,988,504	1,872,227
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	3,137,078	2,947,112
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	10/07/27	[2]	1,844,432	1,777,572
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	3,208,507	2,827,497
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.87%	04/16/25	[2]	6,797,785	6,596,876
Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
4.87%	04/16/25	[2]	5,518,411	5,355,315

				122,235,082

Insurance — 0.04%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	26,099,237	23,935,088
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
6.07%	12/23/26	[2]	1,266,134	1,077,011
HUB International Ltd.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
5.98%	04/25/25	[2]	572,761	552,823

				25,564,922

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Retail — 0.13%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.07%	02/19/28	[2]	$50,410,379	$48,345,318
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
4.87%	11/19/26	[2,3]	23,369,845	22,403,735
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	03/01/27	[2]	13,439,173	12,797,654

				83,546,707

Services — 0.15%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67% - 8.17%	01/29/27	[2]	4,374,477	4,192,214
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.31%	08/01/27	[2]	72,994,154	69,565,253
Element Materials Technology Group U.S. Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
7.28%	06/22/29	[2,10]	4,512,129	4,258,322
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.21%	03/06/25	[2]	2,489,580	2,048,925
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	7,020,771	6,685,108
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
6.93%	02/23/29	[2]	2,875,114	2,716,982
Trans Union LLC,
Term Loan B6, 1st Lien
(LIBOR plus 2.25%)
5.37%	12/01/28	[2]	3,065,500	2,975,466
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	4,118,197	3,905,430

				96,347,700

Transportation — 0.02%
American Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	01/29/27	[2]	5,601,839	5,165,707

See accompanying Notes to Financial Statements.

169 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Transportation (continued)
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.53%	04/21/28	[2]	$4,974,747	$4,769,191

				9,934,898

Total Bank Loans
(Cost $1,252,727,212)				1,161,289,422

CORPORATES — 30.15%*

Banking — 7.46%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29	[1,3,4]	7,000,000	5,555,356
Bank of America Corp.
0.98%	04/22/25	[4]	2,330,000	2,166,490
1.73%	07/22/27	[4]	250,485,000	214,996,012
2.30%	07/21/32	[4]	21,888,000	16,415,949
2.57%	10/20/32	[4]	43,676,000	33,455,514
2.59%	04/29/31	[4]	59,217,000	46,991,014
2.69%	04/22/32	[4]	67,050,000	52,293,214
2.97%	02/04/33	[4]	11,780,000	9,236,102
3.00%	12/20/23	[4]	13,385,000	13,315,566
3.37%	01/23/26	[4]	9,720,000	9,206,704
3.55%	03/05/24	[4]	6,000,000	5,955,461
Bank of America Corp.
(MTN)
0.98%	09/25/25	[4]	1,500,000	1,366,547
1.90%	07/23/31	[4]	31,000,000	23,123,567
1.92%	10/24/31	[4]	17,707,000	13,114,333
2.02%	02/13/26	[4]	14,932,000	13,714,200
2.09%	06/14/29	[4]	280,019,000	227,824,772
2.46%	10/22/25	[4]	4,967,000	4,652,667
2.50%	02/13/31	[4]	26,310,000	20,789,781
3.38%	04/02/26	[4]	585,000	553,584
(LIBOR USD 3-Month plus 0.65%)
3.73%	12/01/26	[2]	50,000,000	46,360,302
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	335,235,000	291,018,526
2.65%	03/11/32	[4]	15,555,000	12,132,258
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	147,785,000	119,962,083
2.19%	06/05/26	[1,3,4]	35,983,000	31,488,766
2.59%	09/11/25	[1,3,4]	12,563,000	11,440,219
3.09%	05/14/32	[1,3,4]	140,427,000	98,816,347
3.87%	01/12/29	[1,3,4]	13,893,000	11,367,497
4.19%	04/01/31	[1,3,4]	4,500,000	3,564,225
4.28%	01/09/28	[1,3]	6,037,000	5,155,851
6.44%	08/11/28	[1,3,4]	20,315,000	18,939,201
6.54%	08/12/33	[1,3,4]	147,510,000	132,852,986
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	42,735,000	25,157,441

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Discover Bank
(BKNT)
4.20%	08/08/23		$15,255,000	$15,141,958
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	122,145,000	111,547,431
1.13%	09/16/26	[1,3,4]	7,581,000	6,628,065
1.61%	03/30/28	[1,3,4]	5,940,000	4,952,910
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	22,349,000	18,703,126
1.75%	07/24/27	[3,4]	34,075,000	30,727,480
2.01%	09/22/28	[3,4]	199,727,000	160,758,161
2.21%	08/17/29	[3,4]	189,875,000	147,762,216
2.63%	11/07/25	[3,4]	39,525,000	36,680,179
2.80%	05/24/32	[3,4]	11,540,000	8,495,752
3.80%	03/11/25	[3,4]	8,775,000	8,486,579
4.76%	06/09/28	[3,4]	25,376,000	23,309,550
5.21%	08/11/28	[3,4]	980,000	918,321
5.40%	08/11/33	[3,4]	36,475,000	32,316,139
HSBC Holdings PLC
(EMTN)
(United Kingdom)
6.00%	03/29/40	[3]	2,000,000	1,831,796
ING Groep NV
(Netherlands)
4.02%	03/28/28	[3,4]	31,185,000	28,369,611
JPMorgan Chase & Co.
0.77%	08/09/25	[4]	58,440,000	53,658,840
0.97%	06/23/25	[4]	141,630,000	131,150,265
1.47%	09/22/27	[4]	33,219,000	28,133,608
1.58%	04/22/27	[4]	120,391,000	104,239,365
2.01%	03/13/26	[4]	52,245,000	47,845,439
2.08%	04/22/26	[4]	25,485,000	23,225,178
2.52%	04/22/31	[4]	5,000,000	3,958,987
2.58%	04/22/32	[4]	48,404,000	37,532,943
3.22%	03/01/25	[4]	34,600,000	33,503,493
3.70%	05/06/30	[4]	15,445,000	13,500,145
4.02%	12/05/24	[4]	166,610,000	164,027,695
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	21,375,000	18,200,548
2.91%	11/07/23	[3,4]	203,065,000	202,579,228
3.75%	03/18/28	[3,4]	21,130,000	19,041,347
3.87%	07/09/25	[3,4]	27,225,000	26,264,952
3.90%	03/12/24	[3]	27,591,000	27,021,382
4.05%	08/16/23	[3]	10,510,000	10,397,699
4.98%	08/11/33	[3,4]	56,800,000	49,810,783
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	70,515,000	64,239,602
1.34%	01/12/27	[1,3,4]	25,515,000	21,864,062
1.63%	09/23/27	[1,3,4]	35,840,000	30,132,087
2.69%	06/23/32	[1,3,4]	2,100,000	1,597,478
2.87%	01/14/33	[1,3,4]	122,595,000	92,318,484
3.19%	11/28/23	[1,3,4]	9,292,000	9,266,610

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
4.15%	03/27/24	[1,3,4]	$9,600,000	$9,554,070
4.44%	06/21/33	[1,3,4]	26,655,000	22,890,077
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	114,332,000	111,173,555
4.52%	06/25/24	[3,4]	21,305,000	21,058,855
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	176,904,000	163,509,834
1.53%	08/21/26	[3,4]	43,234,000	37,524,730
1.67%	06/14/27	[3,4]	33,865,000	28,113,825
2.47%	01/11/28	[3,4]	20,450,000	17,047,957
2.90%	03/15/32	[3,4]	5,941,000	4,430,083
3.37%	01/05/24	[3,4]	28,945,000	28,766,949
3.82%	11/03/28	[3,4]	2,956,000	2,580,265
4.80%	11/15/24	[3,4]	114,250,000	112,712,635
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	27,746,000	27,528,749
UBS AG
(Switzerland)
(SOFR Rate plus 0.45%)
3.07%	08/09/24	[1,2,3]	53,430,000	53,080,150
Wells Fargo & Co.
2.19%	04/30/26	[4]	53,175,000	48,609,790
Wells Fargo & Co.
(MTN)
2.16%	02/11/26	[4]	50,558,000	46,580,513
2.39%	06/02/28	[4]	150,966,000	129,652,364
2.88%	10/30/30	[4]	168,638,000	138,903,933
3.35%	03/02/33	[4]	298,170,000	242,475,017
3.53%	03/24/28	[4]	112,849,000	102,488,676
4.90%	07/25/33	[4]	74,735,000	68,747,837
5.01%	04/04/51	[4]	6,515,000	5,641,023

				4,796,192,916

Communications — 3.91%
AT&T, Inc.
3.80%	12/01/57		178,058,000	119,204,739
4.30%	12/15/42		30,960,000	24,465,519
4.50%	05/15/35		52,155,000	45,442,847
4.75%	05/15/46		146,527,000	123,253,855
4.85%	03/01/39		4,620,000	4,011,276
5.25%	03/01/37		141,704,000	131,285,814
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,3]	2,200,000	1,804,000
Cable One, Inc.
4.00%	11/15/30	[1]	14,158,000	11,043,240
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	05/01/32		8,000,000	6,103,211
4.50%	06/01/33	[1]	17,441,000	12,957,407
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32		10,000,000	7,144,337
2.80%	04/01/31		3,100,000	2,356,363

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
4.80%	03/01/50		$98,214,000	$71,750,238
5.38%	04/01/38		2,030,000	1,649,885
5.38%	05/01/47		116,802,000	90,176,950
5.75%	04/01/48		22,533,000	18,227,394
Charter Communications Operating, LLC/Charter
Communications Operating Capital
4.40%	04/01/33		11,490,000	9,504,525
5.13%	07/01/49		14,837,000	11,151,193
5.25%	04/01/53		56,719,000	43,579,157
CommScope, Inc.
4.75%	09/01/29	[1]	33,115,000	27,176,156
Cox Communications, Inc.
2.60%	06/15/31	[1]	9,790,000	7,614,856
CSC Holdings LLC
4.50%	11/15/31	[1]	6,428,000	4,837,863
4.63%	12/01/30	[1]	3,684,000	2,514,330
5.38%	02/01/28	[1]	12,250,000	10,715,198
6.50%	02/01/29	[1]	4,028,000	3,563,833
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	117,716,000	23,578,515
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	46,817,000	38,055,136
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	143,780,000	122,383,112
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23	†,3,5,6,11,12	54,920,000	—
8.50%	10/15/24	†,1,3,5,6,11,12	149,759,000	—
9.75%	07/15/25	†,1,3,5,6,11,12	45,708,000	—
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	64,415,000	53,967,688
3.63%	01/15/29	[1]	7,205,000	5,345,865
3.75%	07/15/29	[1]	26,801,000	19,693,509
3.88%	11/15/29	[1]	118,191,000	93,353,309
4.25%	07/01/28	[1]	20,145,000	15,759,030
Lumen Technologies, Inc.
4.00%	02/15/27	[1]	6,914,000	5,880,816
4.50%	01/15/29	[1]	25,026,000	17,705,895
5.38%	06/15/29	[1]	5,600,000	4,174,681
Netflix, Inc.
3.63%	05/15/27		5,000,000	4,632,523
4.63%	05/15/29		57,815,000	53,092,008
Netflix, Inc.,
Series REGS
3.63%	06/15/30		3,000,000	2,524,819
Paramount Global
3.45%	10/04/26		2,913,000	2,686,416
4.20%	05/19/32		23,481,000	19,062,838
Qwest Corp.
7.25%	09/15/25		4,044,000	4,145,100
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	55,170,000	42,412,250

See accompanying Notes to Financial Statements.

171 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	$16,882,000	$16,682,928
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	116,916,250	115,303,830
5.15%	03/20/28	[1]	310,120,000	303,726,234
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31	[1,3]	5,535,000	4,479,263
3.68%	04/22/41	[1,3]	22,760,000	16,389,140
3.84%	04/22/51	[1,3]	68,301,000	46,230,118
3.98%	04/11/29	[1,3]	9,225,000	8,303,146
Time Warner Cable LLC
4.50%	09/15/42		18,977,000	13,143,094
5.50%	09/01/41		32,811,000	25,829,073
T-Mobile USA, Inc.
2.25%	02/15/26		53,869,000	48,282,419
2.55%	02/15/31		10,083,000	7,997,603
2.63%	04/15/26		102,831,000	93,091,110
2.63%	02/15/29		5,073,000	4,192,252
3.50%	04/15/31		10,613,000	8,961,229
3.75%	04/15/27		31,847,000	29,451,801
3.88%	04/15/30		296,582,000	263,254,212
4.38%	04/15/40		3,715,000	3,034,407
Verizon Communications, Inc.
2.55%	03/21/31		2,150,000	1,717,381
4.50%	08/10/33		7,316,000	6,604,673
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	5,000,000	3,598,952
4.88%	06/19/49	[3]	133,422,500	105,249,408
5.25%	05/30/48	[3]	78,950,500	65,602,607
Zayo Group Holdings, Inc.
4.00%	03/01/27	[1]	317,000	255,141

				2,511,367,717

Consumer Discretionary — 1.52%
Altria Group, Inc.
3.70%	02/04/51		995,000	598,218
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36		45,442,000	41,009,669
4.90%	02/01/46		20,994,000	18,294,874
Anheuser-Busch InBev Worldwide, Inc.
4.35%	06/01/40		21,155,000	17,977,640
4.60%	04/15/48		85,410,000	70,983,395
4.60%	06/01/60		14,767,000	11,795,072
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	24,780,000	23,782,697
5.15%	05/15/38	[1,3]	12,881,000	11,122,424
5.30%	05/15/48	[1,3]	18,831,000	16,067,807
BAT Capital Corp.
2.73%	03/25/31		6,395,000	4,734,331
3.56%	08/15/27		3,000	2,636

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
3.73%	09/25/40		$3,182,000	$2,044,730
4.39%	08/15/37		73,160,000	52,301,173
4.54%	08/15/47		133,420,000	88,694,747
4.76%	09/06/49		30,502,000	20,860,307
5.28%	04/02/50		5,356,000	3,959,543
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	94,605,000	42,812,223
Constellation Brands, Inc.
4.35%	05/09/27		14,505,000	13,941,783
4.65%	11/15/28		7,350,000	6,964,791
4.75%	05/09/32		38,155,000	35,766,350
GSK Consumer Healthcare Capital U.S., LLC
3.38%	03/24/27	[1]	6,710,000	6,092,806
GSK Consumer Healthcare Capital UK PLC
(United Kingdom)
3.13%	03/24/25	[1,3]	1,370,000	1,296,769
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	15,312,000	14,637,033
3.50%	02/11/23	[1,3]	4,800,000	4,777,988
3.50%	07/26/26	[1,3]	53,505,000	48,510,641
3.88%	07/26/29	[1,3]	4,545,000	3,877,914
4.25%	07/21/25	[1,3]	15,566,000	14,960,764
6.13%	07/27/27	[1,3]	15,580,000	15,360,749
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24	[3]	1,758,000	1,989,111
Reynolds American, Inc.
5.70%	08/15/35		34,320,000	29,137,050
5.85%	08/15/45		68,022,000	53,734,743
Spectrum Brands, Inc.
3.88%	03/15/31	[1]	5,854,000	3,998,417
5.50%	07/15/30	[1]	1,570,000	1,244,225
WarnerMedia Holdings, Inc.
3.43%	03/15/24	[1]	3,000,000	2,902,275
5.05%	03/15/42	[1]	16,935,000	12,694,573
5.14%	03/15/52	[1]	330,865,000	240,844,717
5.39%	03/15/62	[1]	52,245,000	37,943,346

				977,717,531

Consumer Products — 0.02%
Newell Brands, Inc.
6.38%	09/15/27		6,500,000	6,451,271
Spectrum Brands, Inc.
5.00%	10/01/29	[1]	5,000,000	4,056,250

				10,507,521

Electric — 1.14%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50		1,460,000	1,077,651
Alliant Energy Finance LLC
3.75%	06/15/23	[1]	31,081,000	30,697,959

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	$4,515,000	$3,873,654
American Electric Power Co., Inc.
2.03%	03/15/24		4,935,000	4,723,231
American Electric Power Co., Inc.,
Series F
2.95%	12/15/22		4,511,000	4,495,883
American Electric Power Co., Inc.,
Series J
4.30%	12/01/28		8,480,000	7,932,679
American Transmission Systems, Inc.
2.65%	01/15/32	[1]	15,040,000	11,925,008
Appalachian Power Co.
4.45%	06/01/45		100,000	81,713
Appalachian Power Co.,
Series Z
3.70%	05/01/50		9,450,000	6,777,689
Black Hills Corp.
4.35%	05/01/33		1,285,000	1,136,271
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59		4,740,000	3,365,346
Consolidated Edison Co. of New York, Inc.,
Series C
3.00%	12/01/60		1,854,000	1,117,410
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48		14,546,000	12,428,773
Duke Energy Carolinas LLC
4.00%	09/30/42		11,040,000	8,933,118
4.25%	12/15/41		14,683,000	12,315,158
Duke Energy Corp.
2.55%	06/15/31		43,935,000	34,464,750
3.75%	09/01/46		9,965,000	7,151,195
3.85%	06/15/34		41,056,000	35,528,761
4.50%	08/15/32		50,225,000	45,459,676
5.00%	08/15/52		26,190,000	22,393,346
Empresas Publicas de Medellin ESP,
Series REGS
(Colombia)
4.38%	02/15/31	[3]	1,000,000	702,500
EVERSOURCE ENERGY
4.60%	07/01/27		18,340,000	17,748,460
Exelon Corp.
2.75%	03/15/27	[1]	3,145,000	2,828,678
3.35%	03/15/32	[1]	32,430,000	27,242,220
FirstEnergy Corp.
2.65%	03/01/30		5,831,000	4,716,142
FirstEnergy Corp.,
Series B
2.25%	09/01/30		3,775,000	2,946,388
FirstEnergy Corp.,
Series C
3.40%	03/01/50		27,555,000	18,084,760
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	60,193,000	51,231,529
4.35%	01/15/25	[1]	23,330,000	22,603,056

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
4.55%	04/01/49	[1]	$13,175,000	$10,372,262
5.45%	07/15/44	[1]	24,625,000	22,260,704
Florida Power & Light Co.
3.70%	12/01/47		1,340,000	1,056,371
Jersey Central Power & Light Co.
2.75%	03/01/32	[1]	820,000	653,399
4.30%	01/15/26	[1]	6,945,000	6,673,290
4.70%	04/01/24	[1]	49,765,000	49,015,029
6.40%	05/15/36		11,630,000	11,812,436
Metropolitan Edison Co.
3.50%	03/15/23	[1]	10,715,000	10,624,136
4.00%	04/15/25	[1]	35,719,000	33,974,396
4.30%	01/15/29	[1]	18,381,000	17,191,880
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[3]	1,825,000	1,441,203
NextEra Energy Capital Holdings, Inc.
4.63%	07/15/27		74,110,000	71,718,416
5.00%	07/15/32		5,738,000	5,488,600
Niagara Mohawk Power Corp.
5.78%	09/16/52	[1]	3,250,000	3,094,011
Pennsylvania Electric Co.
3.25%	03/15/28	[1]	125,000	111,494
4.15%	04/15/25	[1]	28,335,000	27,046,860
Public Service Co. of Colorado,
Series 39
4.50%	06/01/52		13,570,000	11,755,808
Public Service Co. of New Mexico
3.85%	08/01/25		14,390,000	13,424,417
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26		26,488,000	24,020,521
Tucson Electric Power Co.
4.85%	12/01/48		8,755,000	7,565,627

				733,283,864

Energy — 1.63%
Boston Gas Co.
3.76%	03/16/32	[1]	6,440,000	5,439,048
Ecopetrol SA
(Colombia)
6.88%	04/29/30	[3]	10,775,000	9,104,875
Energy Transfer LP
4.00%	10/01/27		24,298,000	22,074,376
4.90%	03/15/35		5,160,000	4,358,847
4.95%	06/15/28		26,678,000	24,895,104
5.00%	05/15/50		43,460,000	34,005,797
5.15%	03/15/45		48,691,000	38,762,664
5.35%	05/15/45		4,421,000	3,580,011
5.40%	10/01/47		141,446,000	115,295,839
5.50%	06/01/27		45,983,000	44,850,279
6.13%	12/15/45		16,239,000	14,262,376
Energy Transfer Operating LP
5.25%	04/15/29		1,700,000	1,607,803

See accompanying Notes to Financial Statements.

173 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Enterprise Products Operating LLC
4.20%	01/31/50		$1,433,000	$1,103,249
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	18,301,795	15,085,493
Hess Corp.
5.60%	02/15/41		22,039,000	19,336,435
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[1,3]	1,800,000	1,187,100
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	5,883,000	3,879,838
4.75%	04/19/27	[3]	7,800,000	6,590,220
5.38%	04/24/30	[3]	2,251,000	1,789,687
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[3]	6,350,000	5,286,772
Kinder Morgan Energy Partners LP
4.70%	11/01/42		2,171,000	1,703,605
5.00%	08/15/42		5,775,000	4,713,357
5.40%	09/01/44		5,000,000	4,261,834
Kinder Morgan, Inc.
5.55%	06/01/45		4,831,000	4,215,259
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		150,000	163,762
Occidental Petroleum Corp.
0.00%	10/10/36	[13]	6,011,000	3,140,868
4.50%	07/15/44		2,139,000	1,796,208
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[1,3]	44,071,000	36,138,220
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48	[3]	7,570,000	4,069,304
6.70%	02/16/32	[3]	18,872,000	13,250,975
6.75%	09/21/47	[3]	132,414,000	74,072,392
6.95%	01/28/60	[3]	34,555,000	19,131,721
7.69%	01/23/50	[3]	59,320,000	36,423,073
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32	[1,3]	13,050,000	10,639,991
3.50%	04/21/30	[1,3]	34,277,000	31,313,732
Petronas Capital Ltd.,
Series REGS (EMTN)
(Malaysia)
2.48%	01/28/32	[3]	5,000,000	4,076,625
Phillips 66 Co.
4.90%	10/01/46	[1]	5,485,000	4,729,370
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		7,272,000	5,743,153
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29		31,332,000	26,161,084

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
3.80%	09/15/30		$8,920,000	$7,489,170
Qatar Energy
Series REGS
(Qatar)
2.25%	07/12/31	[3]	21,710,000	17,536,882
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	5,125,000	4,246,831
4.95%	07/15/29	[1]	84,805,000	72,939,087
6.88%	04/15/40	[1]	44,867,000	36,709,731
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6,11,12]	62,216,939	51,951,144
Sabine Pass Liquefaction LLC
4.50%	05/15/30		18,268,000	16,668,532
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25	[3]	6,500,000	5,858,437
Shell International Finance BV
(Netherlands)
3.75%	09/12/46	[3]	4,472,000	3,415,926
4.00%	05/10/46	[3]	12,912,000	10,319,724
Southern Co. Gas Capital Corp.
4.40%	05/30/47		50,000	39,473
5.15%	09/15/32		13,420,000	12,838,599
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[3]	16,442,000	16,254,068
TC PipeLines LP
4.38%	03/13/25		2,198,000	2,142,865
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		33,025,000	28,401,500
Transocean Phoenix 2 Ltd.
(Cayman Islands)
7.75%	10/15/24	[1,3]	17,466,300	17,032,874
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	14,314,125	13,125,122
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	39,801,150	37,489,897
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27		8,077,000	7,353,705
Venture Global Calcasieu Pass LLC
3.88%	11/01/33	[1]	20,000,000	15,862,497
4.13%	08/15/31	[1]	9,000,000	7,471,779
Williams Cos., Inc. (The)
5.40%	03/04/44		5,000,000	4,382,974

				1,047,771,163

Finance — 5.57%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	21,203,000	17,933,700
3.00%	10/29/28	[3]	56,990,000	45,970,470

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.15%	02/15/24	[3]	$17,310,000	$16,637,268
3.30%	01/23/23	[3]	6,426,000	6,393,177
3.30%	01/30/32	[3]	131,856,000	99,534,557
3.88%	01/23/28	[3]	5,015,000	4,363,519
4.88%	01/16/24	[3]	12,060,000	11,874,693
Air Lease Corp.
2.20%	01/15/27		48,265,000	40,830,870
2.25%	01/15/23		18,850,000	18,694,238
3.00%	09/15/23		28,655,000	27,956,226
3.25%	03/01/25		19,930,000	18,697,826
3.25%	10/01/29		5,000,000	4,071,936
4.25%	09/15/24		5,554,000	5,411,377
4.63%	10/01/28		2,000,000	1,794,574
Air Lease Corp.
(MTN)
2.30%	02/01/25		35,195,000	32,418,467
2.88%	01/15/26		10,055,000	9,010,503
3.00%	02/01/30		2,000,000	1,587,002
Alta Wind Holdings LLC
7.00%	06/30/35	[1,5,6]	3,140,829	3,142,464
American Express Co.
2.55%	03/04/27		7,600,000	6,789,819
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	171,755,000	134,601,027
2.88%	02/15/25	[1,3]	43,160,000	39,141,195
3.25%	02/15/27	[1,3]	17,880,000	15,050,535
3.95%	07/01/24	[1,3]	35,499,000	33,632,893
Capital One Financial Corp.
1.34%	12/06/24	[4]	114,655,000	109,013,318
2.64%	03/03/26	[4]	8,265,000	7,683,965
Charles Schwab Corp. (The)
1.65%	03/11/31		5,350,000	4,038,954
Citigroup, Inc.
1.46%	06/09/27	[4]	151,458,000	129,084,915
2.52%	11/03/32	[4]	16,545,000	12,609,267
2.56%	05/01/32	[4]	21,345,000	16,412,952
2.57%	06/03/31	[4]	66,575,000	52,458,595
2.67%	01/29/31	[4]	34,649,000	27,679,479
2.98%	11/05/30	[4]	8,329,000	6,861,780
3.06%	01/25/33	[4]	170,215,000	134,279,430
3.11%	04/08/26	[4]	7,705,000	7,222,297
3.35%	04/24/25	[4]	1,275,000	1,230,386
3.52%	10/27/28	[4]	22,030,000	19,693,327
3.67%	07/24/28	[4]	19,020,000	17,130,399
3.79%	03/17/33	[4]	53,680,000	45,069,629
4.41%	03/31/31	[4]	18,101,000	16,265,389
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	45,070,000	40,203,058
Discover Financial Services
3.85%	11/21/22		8,794,000	8,783,495
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	68,507,000	61,453,588

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	$77,465,000	$73,555,482
1.22%	12/06/23		192,325,000	184,515,803
1.43%	03/09/27	[4]	190,495,000	164,066,933
1.54%	09/10/27	[4]	106,330,000	89,969,502
1.95%	10/21/27	[4]	47,390,000	40,561,982
1.99%	01/27/32	[4]	1,047,000	775,285
2.38%	07/21/32	[4]	104,409,000	78,938,046
2.62%	04/22/32	[4]	23,920,000	18,569,098
2.65%	10/21/32	[4]	22,067,000	16,939,768
3.20%	02/23/23		51,252,000	51,006,700
3.27%	09/29/25	[4]	116,107,000	110,650,801
3.50%	04/01/25		36,914,000	35,317,181
Intercontinental Exchange, Inc.
1.85%	09/15/32		2,372,000	1,732,541
4.00%	09/15/27		27,935,000	26,504,482
4.60%	03/15/33		30,060,000	28,062,441
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	6,295,000	5,406,083
JPMorgan Chase & Co.
1.56%	12/10/25	[4]	147,510,000	135,300,431
1.76%	11/19/31	[4]	11,145,000	8,157,407
1.95%	02/04/32	[4]	449,000	332,763
2.55%	11/08/32	[4]	68,660,000	52,250,349
2.74%	10/15/30	[4]	3,288,000	2,677,620
2.95%	02/24/28	[4]	45,925,000	40,724,176
2.96%	01/25/33	[4]	71,792,000	56,604,361
3.54%	05/01/28	[4]	1,180,000	1,069,383
3.80%	07/23/24	[4]	9,861,000	9,729,868
Morgan Stanley
0.79%	05/30/25	[4]	62,230,000	57,314,194
1.59%	05/04/27	[4]	109,381,000	94,536,683
2.48%	01/21/28	[4]	3,360,000	2,941,080
2.48%	09/16/36	[4]	18,113,000	12,988,584
2.95%	05/07/32	[4]	70,820,000	61,507,910
5.30%	04/20/37	[4]	36,040,000	32,521,379
Morgan Stanley
(GMTN)
0.79%	01/22/25	[4]	21,175,000	19,848,145
1.51%	07/20/27	[4]	17,471,000	14,903,684
2.24%	07/21/32	[4]	91,246,000	68,656,056
Morgan Stanley
(MTN)
0.53%	01/25/24	[4]	23,165,000	22,796,073
1.16%	10/21/25	[4]	178,926,000	163,097,954
1.79%	02/13/32	[4]	1,178,000	862,353
1.93%	04/28/32	[4]	70,076,000	51,616,180
2.51%	10/20/32	[4]	46,911,000	35,936,807
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	120,650,000	103,957,500
3.77%	03/08/24	[1,3,4]	55,190,000	54,584,064
4.36%	08/01/24	[1,3,4]	104,478,000	103,012,593
ORIX Corp.
(Japan)
5.00%	09/13/27	[3]	14,030,000	13,650,296

See accompanying Notes to Financial Statements.

175 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
5.20%	09/13/32	[3]	$7,170,000	$6,854,734
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	10,746,000	10,684,755
5.50%	02/15/24	[1,3]	26,855,000	26,308,139
Raymond James Financial, Inc.
4.95%	07/15/46		46,716,000	41,296,832
TIAA FSB Holdings, Inc.
5.75%	07/02/25		4,045,000	4,003,577
UBS Group AG
(Switzerland)
4.49%	05/12/26	[1,3,4]	15,655,000	15,090,771
4.70%	08/05/27	[1,3,4]	4,285,000	4,070,619
Vonovia SE
(Georgia)
1.50%	06/14/41	[3]	6,600,000	3,539,194
Vonovia SE
(EMTN)
(Georgia)
1.63%	09/01/51	[3]	11,100,000	5,130,839

				3,577,842,040

Food — 0.65%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28	[1]	1,056,000	899,575
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[1,3]	24,014,000	19,207,746
4.38%	02/02/52	[1,3]	58,603,000	38,880,237
5.50%	01/15/30	[1,3]	26,622,000	24,638,395
5.75%	04/01/33	[1,3]	77,400,000	70,071,825
6.50%	12/01/52	[1,3]	34,350,000	30,509,321
Kraft Heinz Foods Co.
4.38%	06/01/46		2,882,000	2,247,741
4.88%	10/01/49		17,370,000	14,387,055
5.00%	07/15/35		24,594,000	22,380,540
5.00%	06/04/42		15,357,000	13,373,790
5.20%	07/15/45		70,637,000	61,587,199
6.50%	02/09/40		6,240,000	6,286,410
Pilgrim’s Pride Corp.
3.50%	03/01/32	[1]	59,507,000	44,951,549
4.25%	04/15/31	[1]	1,429,000	1,148,582
5.88%	09/30/27	[1]	19,097,000	18,588,185
Post Holdings, Inc.
5.75%	03/01/27	[1]	6,092,000	5,833,090
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	14,435,000	10,691,573
3.00%	10/15/30	[1]	8,890,000	6,938,748
4.25%	02/01/27	[1]	24,855,000	23,162,217
TreeHouse Foods, Inc.
4.00%	09/01/28		6,097,000	4,869,643

				420,653,421

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Gaming — 0.06%
Caesars Entertainment, Inc.
4.63%	10/15/29	[1]	$29,038,000	$22,304,256
8.13%	07/01/27	[1]	18,813,000	18,011,754
MGM Resorts International
6.00%	03/15/23		30,000	30,011

				40,346,021

Health Care — 3.20%
AbbVie, Inc.
2.90%	11/06/22		7,139,000	7,129,255
4.05%	11/21/39		10,782,000	8,742,828
4.40%	11/06/42		62,889,000	52,236,073
4.45%	05/14/46		11,444,000	9,371,447
4.50%	05/14/35		52,292,000	46,633,097
4.55%	03/15/35		33,431,000	30,040,172
American Medical Systems Europe BV
(Netherlands)
1.63%	03/08/31	[3]	5,855,000	4,777,853
1.88%	03/08/34	[3]	5,000,000	3,898,993
Amgen, Inc.
2.30%	02/25/31		4,948,000	3,944,044
3.00%	02/22/29		12,925,000	11,329,456
3.38%	02/21/50		12,009,000	8,252,114
Baxter International, Inc.
0.87%	12/01/23		5,013,000	4,788,035
Bayer U.S. Finance II LLC
2.85%	04/15/25	[1]	2,805,000	2,592,593
3.95%	04/15/45	[1]	17,489,000	12,351,442
4.25%	12/15/25	[1]	17,152,000	16,429,392
4.38%	12/15/28	[1]	119,521,000	109,479,013
4.40%	07/15/44	[1]	69,196,000	52,215,983
4.63%	06/25/38	[1]	36,299,000	30,298,457
4.88%	06/25/48	[1]	88,246,000	72,318,327
5.50%	08/15/25	[1]	13,932,000	13,770,274
5.50%	07/30/35	[1]	3,820,000	3,571,671
Becton Dickinson and Co.
2.82%	05/20/30		20,388,000	17,114,976
3.36%	06/06/24		1,013,000	986,136
Cedars-Sinai Health System,
Series 2021
2.29%	08/15/31		12,870,000	10,312,748
Centene Corp.
2.45%	07/15/28		31,858,000	25,958,119
2.50%	03/01/31		13,855,000	10,551,968
3.00%	10/15/30		138,275,000	109,800,029
4.25%	12/15/27		74,814,000	68,591,346
Cigna Corp.
3.20%	03/15/40		4,157,000	3,006,875
3.88%	10/15/47		22,722,000	16,717,256
4.80%	08/15/38		26,478,000	23,532,790
4.80%	07/15/46		38,613,000	33,144,848
CommonSpirit Health
2.76%	10/01/24		11,198,000	10,676,910
2.78%	10/01/30		19,835,000	15,874,143
3.35%	10/01/29		53,018,000	44,672,384
4.35%	11/01/42		2,860,000	2,254,354

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
CVS Health Corp.
4.78%	03/25/38		$23,581,000	$20,719,279
4.88%	07/20/35		22,450,000	20,351,936
5.05%	03/25/48		152,729,000	134,601,961
5.13%	07/20/45		60,105,000	52,766,055
Danaher Corp.
2.80%	12/10/51		2,950,000	1,885,883
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		21,506,000	16,636,787
Embecta Corp.
5.00%	02/15/30	[1]	11,820,000	10,165,733
6.75%	02/15/30	[1]	20,122,000	18,815,834
Encompass Health Corp.
4.63%	04/01/31		1,122,000	890,816
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,11,12]	7,536,000	433,320
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	7,910,000	5,592,299
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[1]	67,592,000	55,890,301
Fresenius SE & Co. KGaA,
Series 10Y (EMTN)
(Georgia)
2.88%	02/15/29	[3]	9,007,000	8,104,032
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	2,313,000	1,794,831
HCA, Inc.
2.38%	07/15/31		563,000	418,804
3.13%	03/15/27	[1]	4,356,000	3,862,390
3.50%	09/01/30		8,380,000	6,937,760
3.63%	03/15/32	[1]	42,265,000	34,324,024
4.13%	06/15/29		10,936,000	9,648,551
4.38%	03/15/42	[1]	15,000,000	11,279,977
4.63%	03/15/52	[1]	67,754,000	51,053,810
5.25%	06/15/26		59,869,000	57,984,529
5.25%	06/15/49		188,662,000	153,866,316
5.50%	06/15/47		41,777,000	35,727,273
5.63%	09/01/28		24,411,000	23,458,971
5.88%	02/15/26		8,915,000	8,810,160
5.88%	02/01/29		29,822,000	29,205,579
Humana, Inc.
0.65%	08/03/23		53,805,000	51,997,159
Medline Borrower LP
3.88%	04/01/29	[1]	4,090,000	3,288,544
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	21,588,000	17,554,104
ModivCare, Inc.
5.88%	11/15/25	[1]	2,362,000	2,182,816
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	67,275,000	56,555,738
3.88%	05/15/32	[1]	47,994,000	39,469,882
4.38%	06/15/28	[1]	48,064,000	43,434,750

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		$4,300,000	$2,964,655
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	23,903,000	19,660,218
PerkinElmer, Inc.
0.55%	09/15/23		35,000,000	33,505,013
0.85%	09/15/24		22,870,000	21,222,323
Premier Health Partners,
Series G
2.91%	11/15/26		2,229,000	1,993,088
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23	[3]	11,885,000	11,384,029
1.75%	09/02/27	[3]	11,295,000	9,338,235
Teleflex, Inc.
4.25%	06/01/28	[1]	75,000	65,388
Thermo Fisher Scientific Finance I BV
(Netherlands)
2.00%	10/18/51	[3]	36,294,000	22,514,543
UnitedHealth Group, Inc.
4.25%	04/15/47		13,825,000	11,453,501
Universal Health Services, Inc.
1.65%	09/01/26	[1]	45,000,000	37,771,844

				2,058,948,442

Industrials — 0.89%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,3]	66,822,000	42,468,658
Artera Services LLC
9.03%	12/04/25	[1]	50,815,000	40,985,041
Berry Global, Inc.
1.50%	01/15/27	[1]	8,110,000	6,733,298
1.57%	01/15/26		51,115,000	44,693,513
1.65%	01/15/27		9,576,000	7,952,918
4.88%	07/15/26	[1]	82,131,000	77,307,446
Boeing Co. (The)
1.17%	02/04/23		12,010,000	11,871,925
1.43%	02/04/24		151,800,000	144,400,866
4.88%	05/01/25		19,940,000	19,461,297
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	1,785,000	1,696,498
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	11,550,000	9,514,207
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		12,906,000	13,958,930
Heathrow Funding Ltd.
(United Kingdom)
5.23%	02/15/23	[1,3]	34,415,000	38,315,966

See accompanying Notes to Financial Statements.

177 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34	[3]	$65,024,000	$45,099,321
L3Harris Technologies, Inc.
3.95%	05/28/24		12,890,000	12,691,379
OT Merger Corp.
7.88%	10/15/29	[1]	14,611,000	9,690,001
TransDigm, Inc.
5.50%	11/15/27		1,965,000	1,710,515
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[1,3]	31,388,000	28,113,895
8.50%	08/15/27	[1,3]	17,257,000	15,302,643

				571,968,317

Information Technology — 0.61%
Broadcom, Inc.
2.60%	02/15/33	[1]	5,188,000	3,721,782
3.14%	11/15/35	[1]	14,662,000	10,320,968
3.42%	04/15/33	[1]	37,837,000	29,078,110
4.30%	11/15/32		34,640,000	29,261,720
Fiserv, Inc.
3.20%	07/01/26		5,905,000	5,437,294
Intel Corp.
2.80%	08/12/41		7,760,000	5,242,693
3.05%	08/12/51		3,649,000	2,341,440
3.73%	12/08/47		590,000	440,045
Lenovo Group Ltd.
(Hong Kong)
6.54%	07/27/32	[1,3]	30,710,000	28,456,085
NCR Corp.
5.00%	10/01/28	[1]	19,027,000	15,078,897
5.13%	04/15/29	[1]	25,433,000	19,088,941
5.25%	10/01/30	[1]	12,365,000	9,354,709
5.75%	09/01/27	[1]	6,500,000	5,905,169
6.13%	09/01/29	[1]	3,322,000	2,865,892
Oracle Corp.
2.80%	04/01/27		7,928,000	7,006,810
2.88%	03/25/31		43,895,000	34,605,116
3.60%	04/01/40		35,483,000	24,146,664
3.60%	04/01/50		37,887,000	23,778,552
3.65%	03/25/41		76,945,000	52,333,731
3.85%	07/15/36		35,336,000	26,500,795
3.95%	03/25/51		1,102,000	732,511
4.00%	11/15/47		20,255,000	13,624,429
4.13%	05/15/45		7,200,000	4,918,896
TSMC Arizona Corp.
2.50%	10/25/31		7,825,000	6,235,254
4.13%	04/22/29		3,500,000	3,304,928
4.25%	04/22/32		28,930,000	26,767,406

				390,548,837

Insurance — 1.24%
Acrisure LLC/Acrisure Finance, Inc.
7.00%	11/15/25	[1]	2,012,000	1,843,334

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[1]	$10,790,000	$9,376,510
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		79,250,000	58,726,907
5.00%	09/12/32		19,035,000	18,261,860
Athene Global Funding
1.61%	06/29/26	[1]	61,330,000	52,215,673
1.99%	08/19/28	[1]	11,040,000	8,738,095
3.21%	03/08/27	[1]	26,060,000	23,073,258
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	146,955,000	144,240,042
Berkshire Hathaway Finance Corp.
3.85%	03/15/52		53,180,000	40,900,934
Farmers Exchange Capital
7.05%	07/15/28	[1]	13,283,000	13,686,149
7.20%	07/15/48	[1]	18,415,000	19,576,847
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	59,331,000	56,773,712
Farmers Exchange Capital III
5.45%	10/15/54	[1,4]	80,605,000	75,408,097
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	23,060,000	19,055,487
Metropolitan Life Global Funding I
3.30%	03/21/29	[1]	16,005,000	14,193,812
4.30%	08/25/29	[1]	6,940,000	6,486,869
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	42,571,000	42,576,357
New York Life Insurance Co.
3.75%	05/15/50	[1]	5,695,000	4,228,442
Protective Life Global Funding
1.90%	07/06/28	[1]	56,210,000	46,008,434
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	116,155,000	79,518,778
4.27%	05/15/47	[1]	13,496,000	11,042,408
4.38%	09/15/54	[1,4]	35,635,000	34,169,033
Willis North America, Inc.
2.95%	09/15/29		11,025,000	9,083,760
4.50%	09/15/28		5,079,000	4,701,569

				793,886,367

Materials — 0.15%
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	15,950,000	12,262,810
5.00%	09/26/48		99,234,000	83,057,914
Valvoline, Inc.
4.25%	02/15/30	[1]	1,552,000	1,470,093

				96,790,817

Real Estate Investment Trust (REIT) — 1.44%
Alexandria Real Estate Equities, Inc.
2.95%	03/15/34		2,915,000	2,258,415
American Homes 4 Rent LP
4.30%	04/15/52		5,035,000	3,687,027

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	$45,583,000	$34,187,607
3.94%	07/12/47	[3]	6,700,000	5,113,438
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	15,838,000	11,970,178
Digital Dutch Finco BV
(Netherlands)
0.63%	07/15/25	[3]	2,375,000	2,088,282
1.00%	01/15/32	[3]	5,000,000	3,362,720
1.25%	02/01/31	[3]	18,190,000	12,874,988
1.50%	03/15/30	[3]	25,000,000	18,829,416
Digital Euro Finco LLC
1.13%	04/09/28		10,000,000	7,910,066
2.63%	04/15/24		2,100,000	1,999,319
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[3]	22,260,000	14,643,659
1.38%	07/18/32	[3]	11,250,000	7,513,483
Federal Realty Investment Trust
7.48%	08/15/26		18,825,000	19,844,603
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		4,047,000	3,077,986
3.35%	09/01/24		7,197,000	6,864,067
4.00%	01/15/31		1,105,000	904,844
5.25%	06/01/25		75,515,000	73,461,747
5.30%	01/15/29		34,755,000	32,259,244
5.38%	11/01/23		36,796,000	36,207,267
5.38%	04/15/26		99,048,000	94,868,174
5.75%	06/01/28		29,128,000	27,339,215
Healthcare Reality Holdings LP
2.00%	03/15/31		27,384,000	20,155,518
3.10%	02/15/30		35,467,000	29,196,910
3.75%	07/01/27		14,702,000	13,514,502
Healthcare Realty Holdings LP
2.40%	03/15/30		23,198,000	17,801,774
3.63%	01/15/28		4,077,000	3,595,875
3.88%	05/01/25		20,446,000	19,429,264
Hudson Pacific Properties LP
3.25%	01/15/30		22,102,000	17,597,905
3.95%	11/01/27		13,630,000	12,186,875
4.65%	04/01/29		9,585,000	8,528,453
5.95%	02/15/28		31,625,000	30,340,754
Invitation Homes Operating Partnership LP
2.00%	08/15/31		3,275,000	2,354,387
Kilroy Realty LP
2.50%	11/15/32		3,705,000	2,676,365
2.65%	11/15/33		35,092,000	24,669,102
Life Storage LP
3.88%	12/15/27		6,960,000	6,344,667
Prologis Euro Finance LLC
0.38%	02/06/28		5,000,000	4,067,663
0.63%	09/10/31		4,435,000	3,147,407

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
1.00%	02/06/35		$3,180,000	$2,087,440
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29		2,720,000	2,189,916
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	46,714,000	33,786,940
SL Green Operating Partnership LP
3.25%	10/15/22		49,011,000	48,975,600
VICI Properties LP
4.95%	02/15/30		4,790,000	4,346,809
5.13%	05/15/32		70,756,000	62,872,236
5.63%	05/15/52		32,867,000	27,247,077
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	8,070,000	7,101,600
3.88%	02/15/29	[1]	41,541,000	34,936,181
4.50%	09/01/26	[1]	8,763,000	8,062,801
4.50%	01/15/28	[1]	19,616,000	17,429,753
4.63%	06/15/25	[1]	16,415,000	15,474,413
5.63%	05/01/24	[1]	7,385,000	7,267,025
5.75%	02/01/27	[1]	18,018,000	16,998,503

				925,649,460

Retail — 0.13%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50	[1,3]	18,032,000	12,211,759
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	10,560,000	8,052,000
FirstCash, Inc.
5.63%	01/01/30	[1]	15,320,000	13,116,689
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	83,531,000	48,352,337
Starbucks Corp.
3.00%	02/14/32		2,795,000	2,319,742

				84,052,527

Services — 0.25%
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28	[1,3]	7,600,000	7,358,320
Global Payments, Inc.
5.40%	08/15/32		39,855,000	37,000,254
5.95%	08/15/52		40,815,000	35,913,023
Moody’s Corp.
4.25%	08/08/32		200,000	182,356
Rent-A-Center, Inc.
6.38%	02/15/29	[1]	5,128,000	4,025,480
S&P Global, Inc.
2.70%	03/01/29	[1]	12,000,000	10,391,465
4.75%	08/01/28	[1]	2,767,000	2,704,905
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	10,950,000	10,115,456

See accompanying Notes to Financial Statements.

179 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
Waste Connections, Inc.
(Canada)
3.20%	06/01/32	[3]	$6,515,000	$5,475,468
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	50,043,000	44,020,575

				157,187,302

Transportation — 0.28%
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		10,388,340	8,899,398
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29		15,627,127	13,536,527
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		79,365,633	67,889,281
Empresa de Transporte de Pasajeros Metro SA
(Chile)
3.65%	05/07/30	[1,3]	9,660,000	8,344,308
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		9,604,644	8,513,941
Norfolk Southern Corp.
3.70%	03/15/53		2,905,000	2,126,244
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		9,873,694	9,780,669
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		2,030,446	2,034,623
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		26,535,066	25,826,643
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		6,763	6,108
Union Pacific Corp.
2.80%	02/14/32		380,000	316,742
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25		11,362,547	10,656,860
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		28,258,292	24,834,701

				182,766,045

Total Corporates
(Cost $22,863,535,678)				19,377,480,308

FOREIGN GOVERNMENT OBLIGATIONS — 1.21%
Foreign Government Obligations — 1.21%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	38,500,000	33,649,000

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Airport Authority
(Hong Kong)
2.50%	01/12/32	[1,3]	$8,040,000	$6,614,789
3.25%	01/12/52	[1,3]	69,310,000	50,399,460
3.50%	01/12/62	[1,3]	5,435,000	3,951,721
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25	[3]	24,818,000	23,331,402
3.88%	06/12/30	[3]	22,393,000	18,574,993
4.63%	01/13/28	[3]	11,020,000	10,271,742
Chile Government International Bond
(Chile)
2.45%	01/31/31	[3]	19,629,000	15,789,568
2.55%	01/27/32	[3]	15,429,000	12,117,859
2.55%	07/27/33	[3]	3,160,000	2,372,636
3.24%	02/06/28	[3]	5,134,000	4,633,173
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	29,916,000	21,554,478
3.13%	04/15/31	[3]	10,300,000	7,182,190
4.50%	01/28/26	[3]	25,355,000	23,311,387
Croatia Government International Bond,
Series REGS
(Croatia)
6.00%	01/26/24	[3]	18,065,000	18,192,593
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,3]	25,047,000	19,749,810
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	10,915,000	8,196,947
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	3,550,000	2,495,945
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25	[3]	4,765,000	3,722,656
Guatemala Government Bond
Series REGS
(Guam)
4.90%	06/01/30	[3]	4,960,000	4,344,129
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	17,300,000	11,945,737
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	29,861,000	25,630,684
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	46,101,000	35,511,600
3.50%	02/12/34	[3]	11,767,000	8,970,727
3.75%	01/11/28	[3]	46,200,000	42,550,200
4.88%	05/19/33	[3]	8,400,000	7,400,273

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[3]	$10,500,000	$9,802,800
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	20,627,000	14,492,685
3.16%	01/23/30	[3]	55,874,000	45,681,272
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33	[1,3]	9,800,000	7,085,487
4.95%	04/28/31	[1,3]	7,477,000	6,676,830
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30	[1,3]	17,340,000	14,674,582
Perusahaan Penerbit SBSN Indonesia III,
Series REGS
(Indonesia)
4.15%	03/29/27	[3]	5,100,000	4,882,982
Peruvian Government International Bond
(Peru)
1.86%	12/01/32	[3]	1,000,000	704,400
2.78%	01/23/31	[3]	5,270,000	4,185,144
2.84%	06/20/30	[3]	38,741,000	31,868,347
4.13%	08/25/27	[3]	1,327,000	1,257,996
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	8,405,000	6,450,838
1.95%	01/06/32	[3]	7,040,000	5,456,000
2.46%	05/05/30	[3]	4,565,000	3,834,600
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30	[3]	9,770,000	9,197,478
4.50%	04/23/28	[3]	35,553,000	35,164,832
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[3]	28,007,000	23,391,446
4.85%	09/30/29	[3]	19,945,000	16,485,939
5.88%	04/20/32	[3]	10,600,000	8,776,800
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	26,000,000	18,634,200
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26	[3]	29,155,000	27,720,574
3.25%	10/22/30	[3]	16,040,000	14,452,120
3.63%	03/04/28	[3]	27,097,000	25,673,703
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	20,570,000	19,778,055

Total Foreign Government Obligations
(Cost $941,596,723)				778,794,809

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 48.76%**

Non-Agency Commercial Mortgage-Backed — 3.35%
1301 Properties Owner LP
2.08%	09/07/25	[5,6]	$47,327,027	$47,057,263
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
4.14%	06/15/36	[1,2,3]	19,580,000	19,279,096
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	122,930,000	112,396,120
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2018-TALL, Class C
(LIBOR USD 1-Month plus 1.12%)
3.94%	03/15/37	[1,2]	18,000,000	16,324,254
BFLD Trust,
Series 2020-OBRK, Class A
(LIBOR USD 1-Month plus 2.05%)
4.87%	11/15/28	[1,2]	65,000,000	64,292,274
BGME Trust,
Series 2021-VR, Class A
3.09%	01/10/43	[1,4]	20,000,000	16,896,976
BGME Trust,
Series 2021-VR, Class B
3.09%	01/10/43	[1,4]	32,137,000	26,331,073
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	96,510,000	93,479,586
BMO Mortgage Trust,
Series 2022-C2, Class A5
4.97%	07/15/54	[4]	21,624,000	21,071,906
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(LIBOR USD 1-Month plus 0.92%)
3.74%	10/15/36	[1,2]	165,217,703	163,163,270
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44	[1]	180,165,000	147,910,047
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
4.96%	06/15/27	[1,2]	152,924,000	152,738,136
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class B
(CME Term SOFR 1-Month plus 3.14%)
5.99%	06/15/27	[1,2]	90,170,000	89,608,692
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	42,270,000	35,329,165
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	80,255,000	71,024,772
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.44%	03/10/39	[1,4]	272,551,000	4,808,699

See accompanying Notes to Financial Statements.

181 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Capital Funding Mortgage Trust,
Series 2021-M01, Class A
(LIBOR USD 1-Month plus 2.25%)
4.81%	12/19/24	[1,2]	$90,174,646	$84,019,207
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[1]	27,645,000	22,591,751
Citigroup Commercial Mortgage Trust,
Series 2022-GC48, Class A5
4.74%	05/15/54	[4]	26,458,000	25,406,683
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	434,755
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
3.80%	05/15/36	[1,2]	31,400,000	30,982,001
CSMC 2022-MDR A
7.12%	08/15/25	[4]	85,000,000	84,887,095
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[1]	31,135,000	25,386,318
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36	[1]	35,000,000	32,937,789
GS Mortgage-Backed Securities Trust,
Series 2022-SROA, Class A
(-1.00 X CME Term SOFR 1-Month plus 2.70%)
3.46%	07/12/24	[2]	15,209,557	15,241,534
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[1]	84,915,000	73,637,948
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	81,025,000	68,166,559
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(LIBOR USD 1-Month plus 1.80%)
4.62%	05/15/36	[1,2]	26,449,000	25,383,444
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
4.12%	07/15/36	[1,2,3]	44,185,000	42,912,934
MF1 Ltd.,
Series 2022-FL8, Class A
(Cayman Islands)
(SOFR30A plus 1.35%)
3.63%	02/19/37	[1,2,3]	25,000,000	24,277,483
NCMF Trust,
Series 2022-MFP, Class A
(CME Term SOFR 1-Month plus 1.74%)
4.59%	03/15/39	[1,2]	115,900,000	113,330,265
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54	[1]	147,667,000	121,600,171

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Project Colt (Acquired 03/08/2022, cost $100,000,000)
1.95%	03/10/27	[4,5,6]	$100,000,000	$96,670,000
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37	[1]	9,170,000	8,561,042
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/15/32	[1,4]	48,830,000	47,262,933
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43	[1,4]	56,465,000	41,145,012
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	8,710,000	6,394,779
SHOW 2022-BIZ A
Series 2022-BIZ, Class A
3.03%	01/15/24	[4]	68,000,000	66,663,589
Taurus UK DAC,
Series 2021-UK4A, Class A
(Ireland)
(SONIA plus 0.95%)
2.91%	08/17/31	[1,2,3]	15,481,166	16,278,202

				2,155,882,823

Non-Agency Mortgage-Backed — 9.26%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/22)
7.40%	06/25/32		23,653	22,970
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
3.30%	02/25/37	[2]	7,684,852	7,615,465
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.72%	05/25/34	[2]	124,934	119,865
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
3.38%	06/25/36	[2]	2,458,064	1,859,440
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
3.30%	08/25/36	[2]	27,724,000	25,742,818
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(LIBOR USD 1-Month plus 0.38%)
3.46%	06/25/37	[2]	27,826,064	21,072,367
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
3.62%	01/25/36	[2]	143,833	132,534
Adjustable Rate Mortgage Trust,
Series 2007-3, Class 2A1
5.49%	11/25/37	[1,4]	26,631,246	20,208,101

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Aegis Asset-Backed Securities Trust,
Series 2005-5, Class 1A4
(LIBOR USD 1-Month plus 0.70%)
3.78%	12/25/35	[2]	$9,082	$9,073
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/22)
2.86%	07/25/59	[1]	124,912	119,045
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35		28,052,938	25,897,409
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		2,125	2,017
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
2.60%	09/25/35	[2]	298,303	260,030
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
2.10%	02/25/36	[2]	33,653,089	29,634,302
Alternative Loan Trust,
Series 2005-84, Class 1A1
2.60%	02/25/36	[4]	26,851	24,128
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.20%	02/25/37	[4]	814,052	745,692
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
3.28%	03/25/37	[2]	559,754	154,829
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus
1.15%)
2.25%	10/25/46	[2]	32,895,059	24,335,149
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
1.80%	02/25/47	[2]	44,975,076	18,984,087
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
3.21%	03/25/47	[2]	26,673,266	23,508,720
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
3.41%	10/25/34	[2]	3,569,208	3,489,113
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.59%)
3.67%	03/25/36	[2]	2,364,256	2,357,843

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 11/25/22)
7.51%	10/25/27		$6,456	$6,424
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
3.82%	10/25/35	[2]	118,332	116,101
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class M1
(LIBOR USD 1-Month plus 0.66%)
3.74%	11/25/35	[2]	15,513,587	15,159,591
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.32%)
3.40%	11/25/36	[2]	40,636,061	19,012,089
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
3.83%	06/25/37	[2]	21,795,908	18,096,892
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
4.08%	06/25/37	[2]	15,922,674	12,758,179
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.46%)
3.54%	11/25/36	[2]	16,245,529	15,779,052
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		11,065	10,690
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.40%	05/20/36	[4]	2,734,065	2,399,177
Banc of America Funding Trust,
Series 2006-E, Class 2A1
3.46%	06/20/36	[4]	33,810	31,033
Banc of America Funding Trust,
Series 2006-H, Class 3A1
3.88%	09/20/46	[4]	652,039	561,780
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	08/27/36	[1,2]	474,599	474,148
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
3.21%	10/26/36	[1,2]	7,982,908	7,959,218
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
3.68%	07/25/34	[4]	21,735	20,483
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
2.96%	04/25/35	[4]	118,839	115,661

See accompanying Notes to Financial Statements.

183 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37		$344,354	$280,046
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37		159,602	138,334
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37		217,966	119,182
BCAP LLC Trust,
Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 1.30%)
4.38%	09/25/47	[2]	13,104,642	11,377,376
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
3.12%	05/25/35	[4]	8,638	7,873
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
3.40%	07/25/36	[4]	1,375,545	738,541
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
3.08%	04/25/34	[4]	4,188	3,972
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
2.69%	01/25/35	[4]	1,712,690	1,623,101
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
3.19%	10/25/36	[4]	211,789	173,082
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
3.33%	08/25/20	[2]	1,179,578	636,903
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		165,638	163,166
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
3.22%	11/25/36	[2]	3,687,567	3,570,765
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AC1, Class A3 (STEP-reset date 11/25/22)
6.55%	02/25/37		23,883,426	20,617,167
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 11/25/22)
5.50%	01/25/34		447,206	378,748
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 11/25/22)
5.75%	01/25/34		403,186	341,426
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	10/25/36	[2]	1,030,094	848,698
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
3.24%	12/25/46	[2]	13,865,838	12,052,055

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
3.25%	06/25/47	[2]	$297,978	$248,982
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.62%)
3.70%	01/25/36	[2]	380,445	380,580
Carrington Mortgage Loan Trust,
Series 2006-NC3, Class A4
(LIBOR USD 1-Month plus 0.24%)
3.32%	08/25/36	[2]	46,429,000	37,730,713
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
3.61%	02/25/36	[2]	63,033	62,103
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A4
(LIBOR USD 1-Month plus 0.22%)
3.30%	10/25/36	[2]	22,415,000	17,999,113
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
3.68%	07/25/33	[2]	3,059	2,800
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
3.58%	02/26/35	[2]	5,373	5,222
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.60%	09/25/36	[4]	397,397	341,427
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21		1,359,150	421,138
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
3.26%	06/25/35	[4]	736,018	720,619
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	06/25/36		290,121	169,918
ChaseFlex Trust,
Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
3.28%	09/25/36	[2]	4,880,843	4,035,276
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58	[1,4]	44,746,363	43,664,016
CIM Trust,
Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
3.64%	09/25/58	[1,2]	43,409,320	42,986,136
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,4]	162,517,895	151,942,221

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	$106,453,285	$95,242,205
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59	[1,4]	100,534,802	91,812,875
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	146,083,849	131,996,107
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60	[1,4]	126,079,722	121,096,610
CIM Trust,
Series 2020-R4, Class A1A
3.30%	06/25/60	[1,4]	75,312,872	70,880,815
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60	[1,4]	154,833,199	141,863,782
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61	[1,4]	242,000,981	223,403,133
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56	[1,4]	90,564,150	79,929,283
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57	[1,4]	85,986,509	80,004,436
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	295,569,585	264,973,788
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,4]	220,177,139	195,348,534
CIM Trust,
Series 2021-R5, Class A1
2.00%	08/25/61	[1,4]	44,292,673	37,427,986
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61	[1,4]	179,648,448	154,369,396
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67	[1,4]	44,263,316	42,128,740
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
4.43%	10/25/37	[1,2]	12,656,746	12,575,593
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		90,706	86,200
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5 (STEP-reset date 11/25/22)
5.02%	09/25/36		44,490	44,276
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 11/25/22)
5.01%	03/25/37		246,443	239,893

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
2.99%	03/25/36	[4]	$7,088,692	$5,689,604
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.45%	06/25/36	[4]	1,156,835	1,076,208
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.44%)
3.52%	08/25/36	[2]	64,589	64,231
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 11/25/22)
7.25%	05/25/36		32,117,504	17,278,311
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
2.32%	03/25/37	[4]	181,679	155,390
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
3.03%	04/25/37	[4]	53,973	47,233
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
3.37%	02/20/36	[1,2]	6,660,693	5,482,625
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
1.56%	03/25/47	[1,2]	502,409	503,355
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.62%	02/25/34	[4]	290	290
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
3.42%	10/25/35	[4]	359,429	217,347
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
3.34%	11/25/35	[2]	105,255	88,686
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36	[4]	149,594	132,286
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
3.88%	10/25/47	[2]	7,195,070	6,746,162
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
3.25%	06/19/31	[4]	6,780	6,321
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23		32,480	31,594
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.92%	08/25/34	[4]	594,924	555,416

See accompanying Notes to Financial Statements.

185 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
3.74%	02/25/35	[2]	$71,279	$66,168
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
3.16%	06/25/34	[4]	46,897	44,699
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
2.89%	06/20/34	[4]	9,244	8,980
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
3.87%	09/20/34	[4]	550,827	510,580
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
4.49%	04/25/35	[4]	479,265	405,151
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-31, Class 2A3
2.45%	01/25/36	[4]	94,905	80,625
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.68%	05/25/35	[2]	2,366,050	1,986,742
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
3.86%	09/25/47	[4]	503,474	413,708
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.47%	03/25/37	[4]	934,735	744,964
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
3.51%	08/25/33	[4]	6,178	6,035
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20		2,779	2,430
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34		14,854	14,518
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 6A1
2.82%	06/25/34	[4]	56,209	54,508
Credit Suisse Mortgage Capital Certificates,
Series 2021-RP11, Class CERT
3.78%	10/27/61	[1]	10,117,590	8,369,220
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61	[1]	10,538,040	9,767,869
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
3.78%	03/25/36	[2]	3,092,413	1,118,727
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		1,109,486	640,762

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
2.84%	11/27/46	[1,2]	$2,131,469	$2,093,605
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.45%	02/25/60	[1,4]	17,645,789	16,742,926
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class PT
3.77%	10/25/61	[1,4]	240,854,657	197,782,835
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class SA (IO)
0.00%	10/25/61	[1,4,5,6]	249,162	248,371
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.31%	04/25/61	[1,4]	253,085,075	234,667,872
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class SA (IO)
0.00%	04/25/61	[1,4,5,6]	1,121,028	1,093,046
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 11/25/22)
3.95%	01/25/33		6,288	5,764
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	10/25/36	[2]	37,593,105	27,271,858
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	10/25/36	[2]	9,708,874	8,932,767
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.30%)
3.38%	11/25/36	[2]	23,866,875	11,670,458
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 11/25/22)
3.12%	01/25/37		6,277,576	1,970,906
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 11/25/22)
3.12%	01/25/37		11,797,060	3,706,425
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
3.25%	04/25/37	[2]	21,208,744	13,793,304
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/22)
3.54%	02/25/37		25,320,065	15,769,749
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 11/25/22)
3.54%	02/25/37		18,538,058	11,558,323
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 11/25/22)
3.54%	02/25/37		3,371,117	2,100,111

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 11/25/22)
6.28%	12/25/36		$5,268,016	$312,826
Deephaven Residential Mortgage Trust,
Series 2021-4, Class A1
1.93%	11/25/66	[1,4]	25,295,728	22,032,101
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.38%)
3.46%	08/25/36	[2]	2,096,654	1,902,390
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.26%)
3.34%	12/25/36	[2]	1,467,543	550,189
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A2
(LIBOR USD 1-Month plus 0.38%)
3.46%	12/25/36	[2]	26,936,537	9,836,727
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(LIBOR USD 1-Month plus 0.38%)
3.46%	02/25/37	[2]	388,567	342,977
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
4.26%	10/25/47	[2]	19,856,482	15,571,980
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A4
(LIBOR USD 1-Month plus 0.70%)
3.78%	06/25/37	[2]	18,932,751	17,234,673
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	07/25/47	[2]	28,773,956	26,283,271
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35		247,331	208,990
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
2.88%	02/25/36	[4]	531,214	373,476
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
3.71%	01/19/45	[2]	1,121,695	910,732
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
3.49%	02/19/45	[2]	81,684	79,513
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
3.47%	07/19/45	[2]	75,835	67,506
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
3.19%	10/19/36	[2]	13,982,526	9,903,527

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
3.13%	03/19/37	[2]	$5,801,248	$4,653,766
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33	[4]	7,101	6,577
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 11/25/22)
5.80%	11/25/32		36,213	34,068
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(LIBOR USD 1-Month plus 3.40%)
6.48%	10/25/39	[1,2]	12,100,000	11,639,634
Fannie Mae Connecticut Avenue Securities,
Series 2020-R01, Class 1B1
(LIBOR USD 1-Month plus 3.25%)
6.33%	01/25/40	[1,2]	13,389,636	12,092,125
Fannie Mae Connecticut Avenue Securities,
Series 2020-R02, Class 2B1
(LIBOR USD 1-Month plus 3.00%)
6.08%	01/25/40	[1,2]	13,976,543	12,502,577
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B2
(SOFR30A plus 6.00%)
8.28%	10/25/41	[1,2]	2,060,000	1,788,368
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1B1
(SOFR30A plus 3.15%)
5.43%	12/25/41	[1,2]	13,844,000	11,969,708
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M2
(SOFR30A plus 1.90%)
4.18%	12/25/41	[1,2]	20,563,862	18,777,037
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
3.40%	10/25/36	[2]	9,894,382	7,012,003
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.48%)
3.56%	10/25/36	[2]	623,916	443,773
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
3.19%	12/25/37	[2]	5,243,026	4,739,698
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
3.24%	12/25/37	[2]	14,418,793	13,063,043
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
3.29%	12/25/37	[2]	10,450,272	9,482,368

See accompanying Notes to Financial Statements.

187 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.30%)
3.38%	04/25/36	[2]	$8,322,698	$8,253,179
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.46%)
3.54%	07/25/36	[2]	20,958,221	20,217,006
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
3.22%	01/25/38	[2]	53,494,646	31,199,747
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	03/25/37	[2]	48,467,232	27,519,579
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
3.18%	03/25/37	[2]	21,534,545	11,160,254
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
3.23%	03/25/37	[2]	12,345,410	6,421,392
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
3.30%	03/25/37	[2]	22,986,826	12,007,851
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
3.48%	08/25/34	[4]	3,145,363	3,019,939
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
3.73%	09/25/34	[4]	10,871	10,024
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
3.12%	10/25/34	[4]	478,280	476,239
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.86%	12/25/35	[4]	7,858,809	6,682,546
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
0.00%	02/25/36	[4]	7,720,171	5,570,543
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
2.79%	06/25/35	[4]	8,028,844	7,295,043
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
3.71%	09/25/35	[4]	6,547,806	5,798,947
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
3.84%	10/25/35	[4]	8,854,877	6,142,607
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.87%	11/25/35	[4]	8,381,564	7,217,231

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
3.86%	03/25/36	[4]	$8,928,134	$6,973,791
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
3.37%	12/25/34	[4]	91,618	88,566
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
2.93%	01/25/37	[4]	47,253	30,833
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
3.73%	11/25/37	[4]	86,572	48,747
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA2, Class B1
(LIBOR USD 1-Month plus 2.50%)
5.58%	02/25/50	[1,2]	26,102,000	23,649,101
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
4.38%	10/25/33	[1,2]	30,022,000	28,738,504
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA5, Class B1
(SOFR30A plus 3.05%)
5.33%	01/25/34	[1,2]	12,005,000	10,379,277
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
4.53%	08/25/33	[1,2]	8,000,000	7,343,323
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA3, Class M2
(SOFR30A plus 2.10%)
4.38%	09/25/41	[1,2]	22,095,000	18,374,019
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA4, Class M2
(SOFR30A plus 2.35%)
4.63%	12/25/41	[1,2]	10,000,000	8,335,915
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
0.54%	06/25/30	[2]	9,578	8,899
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.13%	11/19/35	[4]	255,652	238,831
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.30%	05/19/36	[4]	1,547,973	1,074,997
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	08/25/45	[2]	710,191	554,813
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
3.28%	10/25/45	[2]	10,891,606	10,093,299

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
(LIBOR USD 1-Month plus 0.36%)
3.44%	01/25/37	[2]	$10,195,242	$8,833,228
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4
2.50%	06/25/52	[1,4]	52,328,528	41,756,533
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ4, Class A4
2.50%	09/25/52	[1,4]	62,580,634	49,937,393
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57	[1]	21,372,624	20,638,500
GS Mortgage-Backed Securities Trust,
Series 2021-PJ9, Class A2
2.50%	02/26/52	[1,4]	9,013,178	7,197,868
GS Mortgage-Backed Securities Trust,
Series 2022-PJ5, Class A4
2.50%	10/25/52	[1,4]	78,124,242	65,381,889
GS Mortgage-Backed Securities Trust,
Series 2022-PJ6, Class A3
2.50%	01/25/53	[1,4]	104,000,000	85,119,206
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.64%)
3.72%	10/25/35	[2]	88,353	85,083
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.64%)
3.72%	10/25/35	[2]	30,944	30,342
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.65%)
3.73%	06/25/35	[2]	58,413	57,457
GSAMP Trust,
Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.70%)
3.78%	12/25/35	[2]	19,096,060	17,690,823
GSAMP Trust,
Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.58%)
3.66%	02/25/36	[2]	5,212	5,210
GSAMP Trust,
Series 2007-HE2, Class A1
(LIBOR USD 1-Month plus 0.24%)
3.32%	03/25/47	[2]	65,849,828	57,489,441
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1B
(LIBOR USD 1-Month plus 0.28%)
3.36%	01/26/37	[1,2]	16,358,798	14,634,323
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
3.50%	08/25/34	[4]	1,885	1,739
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
3.25%	08/25/34	[4]	66,649	66,317

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
3.49%	10/25/35	[4]	$1,801,244	$1,054,527
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
4.14%	09/25/35	[4]	46,457	44,149
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
3.10%	05/25/37	[4]	1,262,593	820,440
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
3.14%	04/19/34	[4]	3,561	3,311
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
3.67%	01/19/35	[2]	166,745	154,449
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
2.77%	05/19/34	[4]	34,658	32,945
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
3.24%	06/19/34	[4]	1,287	1,242
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
3.47%	06/19/35	[2]	178,838	169,667
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
3.24%	07/19/35	[4]	28,248	24,607
HarborView Mortgage Loan Trust,
Series 2006-1, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
3.47%	03/19/36	[2]	10,740,706	9,623,685
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
3.19%	11/19/36	[2]	51,733,101	41,195,094
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(LIBOR USD 1-Month plus 0.36%)
3.35%	05/19/46	[2]	31,101,515	16,579,158
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.91%)
2.01%	07/19/47	[2]	34,395,667	13,776,631
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
3.41%	09/19/46	[2]	53,927,404	47,228,235
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 2.00%)
4.08%	10/25/37	[2]	17,915,072	13,944,494

See accompanying Notes to Financial Statements.

189 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 2.00%)
4.08%	10/25/37	[2]	$13,839,735	$12,625,673
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	10/25/36	[2]	52,817,952	18,015,997
Impac CMB Trust,
Series 2004-8, Class 2A1
(LIBOR USD 1-Month plus 0.70%)
3.78%	10/25/34	[2]	96,925	96,006
Impac CMB Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
3.60%	04/25/35	[2]	1,937,657	1,806,429
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.34%)
3.42%	11/25/36	[2]	4,494,507	3,964,677
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.54%)
3.62%	02/25/37	[2]	7,310,456	6,542,921
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
3.30%	05/25/37	[2]	2,748,808	2,201,084
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
3.58%	05/25/37	[2]	34,260,920	27,637,702
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
3.43%	08/25/34	[4]	676,136	601,712
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
3.94%	09/25/34	[2]	35,925	32,388
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
3.20%	03/25/35	[4]	93,819	91,361
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
3.22%	09/25/35	[4]	2,917,557	2,081,852
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.05%	10/25/35	[4]	18,292,428	15,126,159
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	04/25/35	[2]	368,914	308,057
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.35%	08/25/36	[4]	11,041,224	8,735,092

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.40%)
3.48%	10/25/36	[2]	$12,386,346	$11,261,309
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.40%)
3.48%	01/25/37	[2]	29,612,998	25,657,756
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
2.87%	05/25/36	[4]	2,972,082	2,587,110
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.06%	05/25/36	[4]	18,879,620	13,078,587
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.01%	03/25/37	[4]	323,541	273,267
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.86%	06/25/37	[4]	2,495,224	2,045,250
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
2.96%	11/25/37	[4]	1,600,075	1,342,298
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28		28,998	28,646
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
3.35%	05/25/36	[4]	416,871	285,901
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.41%	05/25/36	[4]	4,276,835	2,583,827
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 11/25/22)
6.33%	07/25/36		29,184,868	9,815,773
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 11/25/22)
6.50%	07/25/36		4,069,759	1,377,544
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
3.23%	05/25/37	[2]	2,811,472	2,809,871
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
3.34%	06/25/37	[2]	53,609	53,407
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
3.18%	03/25/47	[2]	109,224	71,687
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 11/25/22)
4.18%	03/25/47		7,145,200	4,966,580

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 11/25/22)
4.18%	05/25/35		$6,013,557	$4,179,913
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 11/25/22)
4.18%	03/25/47		2,733,435	1,899,892
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
3.36%	03/25/47	[2]	240,000	220,956
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
2.09%	11/25/33	[4]	51,096	48,319
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
3.97%	09/25/34	[4]	133,051	124,284
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
3.33%	08/25/35	[4]	62,017	58,634
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20		1,603,742	1,103,632
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
3.12%	11/25/33	[4]	1,877	1,803
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.87%	05/25/36	[4]	508,004	443,393
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.26%	05/25/36	[4]	334,994	282,295
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
3.40%	06/25/36	[4]	287,778	215,354
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
3.40%	06/25/36	[4]	927,704	694,231
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
3.56%	08/25/36	[4]	259,697	222,475
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
2.61%	07/25/35	[4]	637,556	623,929
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
2.96%	05/25/37	[4]	1,309,759	1,070,555
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.28%	05/25/37	[4]	223,868	190,424
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
3.46%	06/25/37	[4]	1,920,678	1,578,677
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
3.45%	06/25/37	[4]	273,722	223,753

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2021-13, Class A3A
2.00%	04/25/52	[1,4]	$50,932,929	$40,231,136
JPMorgan Mortgage Trust,
Series 2021-14, Class A3A
2.00%	05/25/52	[1,4]	38,808,395	30,443,556
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
3.28%	06/25/37	[1,2]	180,312	128,822
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
3.38%	11/25/35	[2]	2,167,669	2,108,871
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
3.62%	12/25/35	[2]	270,981	246,161
Lehman XS Trust,
Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.40%)
3.48%	08/25/46	[2]	8,218,715	7,982,144
Lehman XS Trust,
Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
3.32%	08/25/36	[2]	27,472	28,585
Lehman XS Trust,
Series 2006-5, Class 1A1A
(LIBOR USD 1-Month plus 0.42%)
3.50%	04/25/36	[2]	19,496,677	17,204,519
Lehman XS Trust,
Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
3.40%	06/25/36	[2]	26,004,237	25,078,400
Lehman XS Trust,
Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.48%)
3.56%	03/25/47	[2]	17,173,139	15,214,955
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.98%	10/25/34	[2]	73,106	70,697
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(LIBOR USD 1-Month plus 0.38%)
3.46%	07/25/36	[2]	27,581,395	19,110,603
Luminent Mortgage Trust,
Series 2006-6, Class A1
(LIBOR USD 1-Month plus 0.40%)
3.48%	10/25/46	[2]	10,072,626	8,965,226
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.21%	01/25/34	[4]	10,975	10,744
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.47%	11/25/33	[4]	369,381	342,930

See accompanying Notes to Financial Statements.

191 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.82%	11/21/34	[4]	$1,818,117	$1,726,271
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
3.07%	09/25/34	[4]	1,334,353	1,265,713
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
3.52%	05/25/36	[4]	5,358,684	2,959,206
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(LIBOR USD 1-Month plus 0.39%)
3.47%	01/25/47	[2]	83,250,816	35,424,996
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
3.38%	11/25/36	[2]	12,698,343	4,679,706
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.42%)
3.50%	11/25/36	[2]	3,527,318	1,255,035
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
3.29%	05/25/37	[2]	16,725,764	15,847,948
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
3.74%	10/25/32	[4]	7,931	7,764
Mellon Residential Funding Corp. Mortgage Pass-Through
Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
3.52%	11/15/31	[2]	587,184	569,774
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	04/25/37	[2]	135,594,733	67,746,030
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.34%)
3.42%	04/25/37	[2]	27,119,276	11,503,867
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.50%)
3.58%	04/25/37	[2]	56,810,595	24,280,314
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
3.56%	05/25/37	[2]	27,609,537	21,641,548
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
3.72%	05/25/37	[2]	13,634,788	10,713,387

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
3.26%	06/25/37	[2]	$10,450,772	$6,486,171
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
3.33%	06/25/37	[2]	13,958,100	11,553,030
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
3.20%	07/25/37	[2]	23,599,198	16,331,999
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
3.24%	07/25/37	[2]	17,298,799	11,993,044
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.32%	10/25/33	[4]	152,732	147,124
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.51%	08/25/34	[4]	739,457	656,684
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.42%)
3.50%	02/25/36	[2]	5,374	5,077
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 11/25/22)
3.89%	03/25/37		27,639,565	8,024,289
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 11/25/22)
3.89%	03/25/37		21,632,537	6,281,334
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
5.88%	08/25/36	[2]	1,900,090	1,711,669
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		7,286,590	7,176,990
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	6,791,240	6,566,011
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		125,894	121,392
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	01/25/35	[2]	72,719	66,970
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.21%	09/25/34	[4]	406,696	383,801

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 192

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
3.34%	04/25/35	[2]	$893,329	$848,116
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[4]	685,327	216,555
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S (STEP-reset date 11/25/22)
5.50%	02/25/47		3,382	3,365
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.24%)
3.32%	04/25/37	[2]	4,233,732	1,384,243
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
3.72%	02/25/35	[2]	2,043,397	1,983,657
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	10/25/35	[2]	2,327,891	2,238,904
MortgageIT Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
3.60%	12/25/35	[2]	407,858	389,171
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
3.31%	03/25/37	[2]	31,730	31,493
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
3.33%	06/25/37	[2]	5,061,225	4,889,990
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
4.16%	01/25/34	[2]	77,557	77,911
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
3.76%	03/25/35	[2]	167,515	166,929
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
3.52%	02/25/36	[2]	31,300	31,224
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
3.74%	02/25/36	[2]	5,092	5,088
NLT Trust,
Series 2021-INV3, Class PT
0.00%	11/25/56	[1,4]	178,042,787	163,383,617

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Nomura Home Equity Loan, Inc., Home Equity Loan Trust,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.54%)
3.62%	03/25/36	[2]	$2,724,839	$2,717,044
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/22)
3.00%	07/25/59	[1]	46,665,939	46,624,136
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[4]	20,698,306	6,037,346
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	05/25/37	[2]	7,694,570	7,503,748
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.48%)
2.92%	05/25/37	[2]	15,778,917	12,223,447
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 11/25/22)
3.37%	01/25/36		21,006,569	17,843,476
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
3.34%	11/25/36	[2]	16,236	15,965
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
3.39%	06/25/47	[2]	22,370,713	20,038,196
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 11/25/22)
7.48%	11/25/29		46,133	43,508
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 10/25/22)
5.00%	06/25/52	[1]	219,104,121	209,857,927
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A1
5.00%	08/25/52	[1,4]	255,000,000	243,091,500
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 10/25/22)
5.56%	06/25/27	[1]	34,947,119	33,766,459
PRPM LLC,
Series 2022-4, Class A1
5.00%	08/25/27	[1,4]	83,991,053	81,032,746
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
3.78%	12/25/35	[4]	3,495,932	1,693,170
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.48%	04/25/35	[4]	100,473	97,984
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
3.60%	07/25/35	[4]	2,247,713	1,610,888

See accompanying Notes to Financial Statements.

193 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
2.10%	01/25/46	[2]	$3,707,166	$3,142,266
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.39%	01/25/36	[4]	99,993	76,697
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.59%	01/25/36	[4]	8,285,870	6,640,516
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.37%)
3.45%	08/25/36	[2]	14,845,565	13,558,692
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.57%	08/25/36	[4,5,6]	14,433,549	270,298
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
3.46%	09/25/36	[2]	137,611	105,814
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36	[4,5,6]	53,548,519	706,075
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.71%	06/25/36	[4,5,6]	23,265,905	260,263
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[4,5,6]	56,713,962	1,409,909
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A4
(LIBOR USD 1-Month plus 0.55%)
3.63%	01/25/37	[2]	10,692,810	8,006,225
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37	[4,5,6]	43,648,853	793,597
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.36%	03/25/37	[4,5,6]	27,343,251	313,783
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.29%	03/25/37	[4,5,6]	30,008,644	250,527
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[4,5,6]	64,277,639	557,943
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37	[4,5,6]	23,262,479	251,263
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.42%	06/25/37	[4,5,6]	57,693,735	844,734
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31		15,372	8,036

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
3.58%	04/25/36	[2]	$367,623	$364,646
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
3.03%	12/25/34	[4]	164,733	158,885
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.07%	12/25/34	[4]	11,101	9,733
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
3.74%	12/25/34	[4]	265,427	256,392
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		1,667,000	1,315,674
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.36%	11/25/35	[4]	2,244,406	1,453,190
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
5.17%	09/25/36	[4]	247,534	215,092
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
4.91%	11/25/36	[4]	37,157	31,350
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
3.50%	04/25/37	[4]	900,309	693,796
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 11/25/22)
6.81%	06/25/16		10	13
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
3.32%	05/25/47	[2]	164,368	116,115
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
3.48%	09/25/47	[2]	24,571,435	22,598,578
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 11/25/22)
2.88%	01/25/36		5,791,920	4,718,446
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.28%)
3.36%	06/25/36	[2]	207,928	140,212
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
3.19%	02/25/37	[2]	5,384,406	2,442,565
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
3.35%	02/25/37	[2]	26,654,495	12,116,813

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 194

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
3.31%	02/25/37	[2]	$35,290,989	$16,598,803
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
3.21%	05/25/37	[2]	12,501,918	9,848,368
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
3.43%	05/25/37	[2]	9,428,838	7,427,547
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
3.38%	12/25/36	[2]	26,630,658	17,009,590
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
3.22%	01/25/37	[2]	13,971,331	11,566,584
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
3.65%	06/20/33	[2]	26,451	25,651
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.63%	01/20/34	[2]	751	713
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
2.06%	05/20/34	[2]	86,873	86,412
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
2.08%	05/20/34	[2]	66,214	61,656
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
3.32%	12/25/36	[1,2]	12,268,672	7,769,886
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
3.76%	06/25/35	[2]	7,982,985	7,909,280
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
2.94%	02/25/34	[4]	14,111	13,309
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
3.72%	09/25/34	[4]	2,290,238	2,239,684
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
2.98%	10/25/34	[4]	40,440	39,497
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
3.31%	10/25/34	[4]	3,084,197	3,011,192

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
3.29%	10/25/34	[4]	$1,407,932	$1,286,073
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
1.90%	11/25/34	[4]	27,029	24,012
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
3.52%	01/25/35	[4]	325,388	313,298
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
3.04%	06/25/35	[4]	433,276	392,202
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
3.67%	09/25/35	[4]	9,908,070	6,519,543
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	01/25/37	[2]	15,786,517	13,710,838
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
3.50%	10/25/47	[4]	449,641	292,416
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.56%)
3.64%	02/25/36	[2]	394,362	343,926
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus
2.00%)
2.09%	02/25/36	[2]	12,721,370	11,133,242
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.42%)
3.50%	08/25/36	[2]	14,764,267	13,139,169
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
3.20%	10/25/36	[2]	13,512,357	12,263,217
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
2.60%	08/25/47	[2]	90,015,866	76,400,813
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30		316	301
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-26A, Class 3A5
3.81%	09/25/33	[4]	88,382	86,735
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 5A4
2.96%	11/25/33	[4]	689,711	646,595

See accompanying Notes to Financial Statements.

195 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		$881,122	$789,337
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
3.10%	06/25/37	[4]	1,454,105	1,024,403
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
2.15%	12/25/44	[4]	63,340	59,591
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.46%)
1.45%	01/25/37	[2]	10,300,070	4,277,097
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.48%)
1.47%	08/25/36	[2]	13,976,861	5,726,250
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
3.19%	01/25/37	[2]	3,057,444	1,546,743
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
3.23%	01/25/37	[2]	37,613,016	18,407,868
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
3.31%	01/25/37	[2]	9,474,203	4,647,764
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.45%	06/25/33	[4]	1,636,387	1,542,644
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
3.10%	06/25/34	[4]	15,599	14,688
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
3.92%	05/25/44	[2]	182,797	181,594
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
3.63%	05/25/35	[2]	1,349,055	1,127,126
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
3.58%	06/25/35	[2]	2,898,165	2,331,180
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.72%	01/25/45	[2]	355,005	327,465
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.72%	08/25/45	[2]	15,820,342	14,899,981

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.80%	10/25/35	[4]	$557,214	$523,014
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
3.66%	10/25/45	[2]	2,501,264	2,358,571
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.07%	12/25/35	[4]	2,049,488	1,926,001
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.52%)
3.60%	11/25/45	[2]	15,530,763	13,875,533
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.54%)
3.62%	12/25/45	[2]	7,286,052	6,542,227
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.58%)
3.66%	12/25/45	[2]	7,562,178	7,055,227
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/45	[2]	8,504,289	7,964,822
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
3.70%	01/25/45	[2]	430,657	415,591
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/45	[2]	36,625	35,363
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.76%)
3.84%	01/25/45	[2]	1,529,262	1,480,823
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
3.54%	04/25/45	[2]	67,306	64,841
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
3.62%	07/25/45	[2]	66,240	60,260
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.07%)
2.17%	01/25/46	[2]	13,207,483	11,979,799
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.72%	09/25/36	[4]	7,243,011	6,282,748

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 196

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.08%	12/25/36	[4]	$417,817	$370,620
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
2.10%	02/25/46	[2]	8,577,708	7,595,086
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.94%)
1.80%	05/25/46	[2]	3,017,408	2,685,245
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus
0.98%)
2.08%	07/25/46	[2]	5,630,805	5,140,675
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.85%	07/25/37	[4]	151,040	142,744
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
1.80%	02/25/47	[2]	8,211,761	7,068,152
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
2.73%	11/25/30	[4]	83,241	82,223
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		83,959	72,488
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
3.00%	03/25/36	[4]	1,375,533	1,240,359

				5,951,323,153

U.S. Agency Commercial Mortgage-Backed — 0.55%
Fannie Mae Pool AM4869
4.07%	12/01/25		1,691,084	1,662,966
Fannie Mae Pool AM6770
3.77%	09/01/29		156,175	150,616
Fannie Mae Pool AN7981
2.95%	01/01/28		100,000	93,286
Fannie Mae Pool BL6060
2.46%	04/01/40		126,370,000	93,206,587
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K154, Class A2
3.42%	04/25/32		750,000	701,846
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K157, Class A3
3.99%	08/25/33	[4]	300,000	285,356

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2020-193, Class AC
1.25%	09/16/62	$34,385,627	$26,483,512
Ginnie Mae,
Series 2021-14, Class AB
1.34%	06/16/63	44,035,616	33,186,916
Ginnie Mae,
Series 2021-2, Class AH
1.50%	06/16/63	102,286,436	83,647,065
Ginnie Mae,
Series 2021-21, Class AH
1.40%	06/16/63	72,584,607	56,911,634
Ginnie Mae,
Series 2021-31, Class B
1.25%	01/16/61	75,904,250	56,132,411

			352,462,195

U.S. Agency Mortgage-Backed — 35.60%
Fannie Mae Pool 190375
5.50%	11/01/36	372,335	384,953
Fannie Mae Pool 190396
4.50%	06/01/39	5,094	4,999
Fannie Mae Pool 313182
7.50%	10/01/26	549	560
Fannie Mae Pool 394854
6.50%	05/01/27	289	298
Fannie Mae Pool 545191
7.00%	09/01/31	1,432	1,474
Fannie Mae Pool 545756
7.00%	06/01/32	325	347
Fannie Mae Pool 606108
7.00%	03/01/31	1,876	1,876
Fannie Mae Pool 613142
7.00%	11/01/31	6,437	6,786
Fannie Mae Pool 625666
7.00%	01/01/32	4,798	4,961
Fannie Mae Pool 633698
7.50%	02/01/31	21,621	22,751
Fannie Mae Pool 655928
7.00%	08/01/32	74,249	79,358
Fannie Mae Pool 725257
5.50%	02/01/34	518,860	534,723
Fannie Mae Pool 734830
4.50%	08/01/33	7,074	6,909
Fannie Mae Pool 734922
4.50%	09/01/33	889,310	869,981
Fannie Mae Pool 735207
7.00%	04/01/34	12,534	13,048
Fannie Mae Pool 735224
5.50%	02/01/35	1,789,731	1,845,198
Fannie Mae Pool 735651
4.50%	06/01/35	2,027,659	1,985,417
Fannie Mae Pool 740297
5.50%	10/01/33	1,092	1,125
Fannie Mae Pool 745147
4.50%	12/01/35	12,606	12,345

See accompanying Notes to Financial Statements.

197 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 753168
4.50%	12/01/33		$4,816	$4,710
Fannie Mae Pool 815422
4.50%	02/01/35		25,117	24,482
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
2.16%	11/01/35	[2]	3,376	3,335
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.56%)
1.78%	12/01/35	[2]	1,605	1,588
Fannie Mae Pool 888412
7.00%	04/01/37		74,499	76,888
Fannie Mae Pool 889184
5.50%	09/01/36		1,852,715	1,909,933
Fannie Mae Pool AB1613
4.00%	10/01/40		16,927,041	16,150,110
Fannie Mae Pool AB1803
4.00%	11/01/40		20,595,284	19,649,841
Fannie Mae Pool AB2127
3.50%	01/01/26		4,807,073	4,566,207
Fannie Mae Pool AB3679
3.50%	10/01/41		6,835,040	6,285,380
Fannie Mae Pool AB3864
3.50%	11/01/41		5,224,819	4,823,211
Fannie Mae Pool AB4045
3.50%	12/01/41		6,820,138	6,310,076
Fannie Mae Pool AB4262
3.50%	01/01/32		3,518,128	3,315,300
Fannie Mae Pool AB6385
3.00%	10/01/42		225,686	201,657
Fannie Mae Pool AB9703
3.50%	06/01/43		11,984,759	11,051,760
Fannie Mae Pool AC8279
4.50%	08/01/39		7,979	7,818
Fannie Mae Pool AE0138
4.50%	03/01/40		31,248	30,665
Fannie Mae Pool AE0482
5.50%	01/01/38		4,366,830	4,447,625
Fannie Mae Pool AH3780
4.00%	02/01/41		8,008,897	7,641,198
Fannie Mae Pool AJ1404
4.00%	09/01/41		10,562,005	10,026,658
Fannie Mae Pool AL0209
4.50%	05/01/41		12,449,173	12,275,475
Fannie Mae Pool AL0851
6.00%	10/01/40		6,996,094	7,302,548
Fannie Mae Pool AL2521
3.50%	09/01/42		78,023	73,235
Fannie Mae Pool AL4597
4.00%	01/01/44		32,015,320	30,523,665
Fannie Mae Pool AL6348
3.50%	02/01/45		26,484	24,270
Fannie Mae Pool AL7092
3.00%	07/01/45		41,289	36,855
Fannie Mae Pool AL8037
4.50%	07/01/34		106,052	102,581

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8256
3.00%	08/01/43	$397,380	$355,072
Fannie Mae Pool AL8356
4.50%	07/01/34	258,830	252,280
Fannie Mae Pool AL8960
4.50%	05/01/46	18,882,038	18,444,723
Fannie Mae Pool AL9106
4.50%	02/01/46	23,803,621	23,252,321
Fannie Mae Pool AL9217
3.50%	10/01/46	16,505,040	15,272,468
Fannie Mae Pool AL9472
4.00%	10/01/43	4,047,231	3,862,367
Fannie Mae Pool AL9722
4.50%	08/01/46	75,558,750	73,808,784
Fannie Mae Pool AL9846
4.50%	02/01/47	80,497,968	78,633,608
Fannie Mae Pool AS8605
3.00%	01/01/32	123,889	117,116
Fannie Mae Pool AS8663
4.50%	01/01/47	14,969,574	14,536,905
Fannie Mae Pool AS9830
4.00%	06/01/47	24,945,709	23,558,035
Fannie Mae Pool AS9972
4.00%	07/01/47	23,821,221	22,575,302
Fannie Mae Pool AT9649
4.00%	07/01/43	137,747	131,135
Fannie Mae Pool AU3739
3.50%	08/01/43	23,341,258	21,601,241
Fannie Mae Pool BD2450
3.50%	01/01/47	44,300	40,566
Fannie Mae Pool BM4299
3.00%	03/01/30	21,689,770	21,104,746
Fannie Mae Pool BM4304
3.00%	02/01/30	28,071,695	27,364,252
Fannie Mae Pool BM5164
4.00%	11/01/48	29,480,604	27,646,893
Fannie Mae Pool BM5507
3.00%	09/01/48	5,987,605	5,302,253
Fannie Mae Pool BN4316
4.00%	01/01/49	18,501	17,383
Fannie Mae Pool BQ6913
2.00%	12/01/51	464,761,017	377,021,550
Fannie Mae Pool BQ7006
2.00%	01/01/52	109,327,178	88,687,951
Fannie Mae Pool BT6823
2.50%	10/01/51	113,567,661	95,804,283
Fannie Mae Pool BU1450
2.00%	01/01/52	186,239,249	151,022,050
Fannie Mae Pool BU1452
2.00%	01/01/52	278,060,081	226,109,699
Fannie Mae Pool BV2994
2.50%	04/01/52	2,806,807	2,360,665
Fannie Mae Pool BV7773
2.50%	04/01/52	100,891,458	85,046,341
Fannie Mae Pool BV8459
3.00%	04/01/52	146,157,171	127,110,177

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 198

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA0862
3.50%	09/01/47	$2,392,772	$2,189,408
Fannie Mae Pool CA0996
3.50%	01/01/48	32,814	30,138
Fannie Mae Pool CA1187
3.50%	02/01/48	39,074,947	35,740,949
Fannie Mae Pool CA1191
3.50%	11/01/47	2,729,445	2,496,613
Fannie Mae Pool CA1710
4.50%	05/01/48	86,282	83,428
Fannie Mae Pool CA1711
4.50%	05/01/48	8,629,006	8,343,563
Fannie Mae Pool CA2208
4.50%	08/01/48	18,415,584	17,806,407
Fannie Mae Pool CA2327
4.00%	09/01/48	25,895,765	24,449,330
Fannie Mae Pool CA2493
4.50%	10/01/48	5,113,665	4,894,751
Fannie Mae Pool CA3633
3.50%	06/01/49	18,793,603	17,180,164
Fannie Mae Pool CA4011
3.50%	08/01/49	15,821,944	14,091,560
Fannie Mae Pool CA5689
3.00%	05/01/50	62,013,388	54,699,582
Fannie Mae Pool CB2313
2.50%	12/01/51	160,970,191	135,774,641
Fannie Mae Pool CB2365
2.00%	09/01/51	166,303,882	135,412,123
Fannie Mae Pool CB2767
2.00%	01/01/52	73,574,128	59,629,507
Fannie Mae Pool FM2310
3.00%	01/01/48	9,347,831	8,279,292
Fannie Mae Pool FM2318
3.50%	09/01/49	161,395,071	147,236,616
Fannie Mae Pool FM2388
3.50%	04/01/48	16,778,875	15,441,959
Fannie Mae Pool FM9672
2.50%	12/01/51	126,918,780	106,844,183
Fannie Mae Pool FS1598
2.00%	04/01/52	103,650,926	84,294,495
Fannie Mae Pool FS1622
2.00%	03/01/52	205,469,919	166,808,895
Fannie Mae Pool FS2536
2.50%	02/01/52	3,887,572	3,278,880
Fannie Mae Pool MA1146
4.00%	08/01/42	19,474,636	18,526,324
Fannie Mae Pool MA1177
3.50%	09/01/42	25,690,748	23,761,156
Fannie Mae Pool MA1404
3.50%	04/01/43	53,046	48,918
Fannie Mae Pool MA1432
3.00%	05/01/33	42,803	39,058
Fannie Mae Pool MA1459
3.00%	06/01/33	20,264	18,490
Fannie Mae Pool MA1527
3.00%	08/01/33	29,515,946	27,226,581

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1561
3.00%	09/01/33	$18,823,640	$17,219,776
Fannie Mae Pool MA1582
3.50%	09/01/43	8,847,701	8,158,040
Fannie Mae Pool MA1584
3.50%	09/01/33	28,403,813	26,699,838
Fannie Mae Pool MA1608
3.50%	10/01/33	19,695,249	18,513,711
Fannie Mae Pool MA1982
3.50%	08/01/34	39,280	36,826
Fannie Mae Pool MA2895
3.00%	02/01/47	42,347	37,499
Fannie Mae Pool MA2960
4.00%	04/01/47	21,478,608	20,245,956
Fannie Mae Pool MA3027
4.00%	06/01/47	16,016,670	15,097,477
Fannie Mae Pool MA3029
3.00%	06/01/32	19,170,680	18,091,134
Fannie Mae Pool MA3060
3.00%	07/01/32	8,496	7,980
Fannie Mae Pool MA3120
3.50%	09/01/47	1,223,976	1,120,714
Fannie Mae Pool MA3182
3.50%	11/01/47	26,109,639	23,881,883
Fannie Mae Pool MA3210
3.50%	12/01/47	45,313,896	41,364,641
Fannie Mae Pool MA3238
3.50%	01/01/48	38,873,021	35,589,293
Fannie Mae Pool MA3276
3.50%	02/01/48	15,305,221	13,999,331
Fannie Mae Pool MA3305
3.50%	03/01/48	20,522,440	18,760,106
Fannie Mae Pool MA3332
3.50%	04/01/48	55,977,637	51,170,642
Fannie Mae Pool MA3364
3.50%	05/01/33	7,135,170	6,774,880
Fannie Mae Pool MA3537
4.50%	12/01/48	11,329,438	10,954,666
Fannie Mae Pool MA3811
3.00%	10/01/49	5,872,145	5,110,434
Fannie Mae Pool MA3846
3.00%	11/01/49	33,690	29,320
Fannie Mae Pool MA3942
3.00%	02/01/50	12,031,182	10,423,075
Fannie Mae Pool MA3997
3.00%	04/01/50	14,926,703	12,838,573
Fannie Mae Pool MA4093
2.00%	08/01/40	159,943,471	134,386,508
Fannie Mae Pool MA4128
2.00%	09/01/40	132,933,864	111,667,774
Fannie Mae Pool MA4152
2.00%	10/01/40	165,758,811	139,233,988
Fannie Mae Pool MA4176
2.00%	11/01/40	41,108,878	34,522,591
Fannie Mae Pool MA4333
2.00%	05/01/41	76,390,372	64,110,368

See accompanying Notes to Financial Statements.

199 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA4492
2.00%	12/01/51		$97,938,225	$79,503,533
Fannie Mae Pool MA4493
2.50%	12/01/51		160,890,117	135,492,127
Fannie Mae Pool MA4547
2.00%	02/01/52		19,328,212	15,664,906
Fannie Mae Pool MA4548
2.50%	02/01/52		187,531,676	157,869,952
Fannie Mae Pool MA4563
2.50%	03/01/52		229,087,908	192,574,938
Fannie Mae Pool MA4578
2.50%	04/01/52		368,305,677	309,546,410
Fannie Mae REMICS,
Series 1993-132, Class D (PO)
0.00%	10/25/22	[13]	18	18
Fannie Mae REMICS,
Series 1993-29, Class PK
7.00%	03/25/23		48	48
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24		1,558	1,574
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco *
20.848, 37.68% Cap)
20.85%	10/25/23	[2]	296	329
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28		704	708
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29		16,150	15,612
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31		64,533	64,646
Fannie Mae REMICS,
Series 2005-117, Class LC
5.50%	11/25/35		427,265	429,010
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.52%	11/25/35	[2]	24,283	952
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.02%	10/25/25	[2]	980,777	16,460
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36		23,272	23,049
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
16.66%	04/25/36	[2]	836,499	986,994

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
3.32%	03/25/37	[2]	$728,795	$69,141
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
3.03%	04/25/37	[2]	1,615,077	154,729
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
3.55%	07/25/37	[2]	2,289	2,280
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37		154,389	159,590
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.52%	10/25/40	[2]	2,165,652	224,420
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
3.27%	03/25/40	[2]	4,452,026	469,396
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
3.34%	05/25/40	[2]	7,823,131	821,370
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41		9,191,176	8,846,619
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41		7,830,173	7,573,790
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42		6,602,111	6,247,467
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43	[13]	10,173,496	7,575,980
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43	[13]	5,945,666	4,412,209
Fannie Mae REMICS,
Series 2016-45, Class AF
(LIBOR USD 1-Month plus 0.50%)
3.58%	07/25/46	[2]	7,667,025	7,621,683
Fannie Mae REMICS,
Series 2016-72, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	10/25/46	[2]	15,420,231	15,337,438
Fannie Mae REMICS,
Series 2016-74, Class GF
(LIBOR USD 1-Month plus 0.50%)
3.58%	10/25/46	[2]	12,436,741	12,314,294

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 200

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2016-75, Class FL
(LIBOR USD 1-Month plus 0.50%)
3.58%	10/25/46	[2]	$12,363,223	$12,242,002
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46		29,455,209	28,648,049
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48		15,017,602	13,780,644
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47		21,181	20,298
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48		16,889,119	15,261,328
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47		9,551,731	9,291,663
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46		23,467	23,044
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47		717,944	701,160
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48		3,773,124	3,533,368
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49		1,434,641	1,345,392
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49		1,455,451	1,318,550
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49		4,869,193	4,492,175
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49		16,101,754	14,860,333
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49		4,645,439	4,101,949
Fannie Mae REMICS,
Series 2019-67, Class FE
(LIBOR USD 1-Month plus 0.45%)
3.53%	11/25/49	[2]	30,187,809	30,147,914
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	01/25/50	[2]	81,195	80,984
Fannie Mae REMICS,
Series G93-21, Class Z
7.20%	05/25/23		125	125

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	$17,727	$17,960
Freddie Mac Gold Pool A24156
6.50%	10/01/31	69,272	71,531
Freddie Mac Gold Pool A25162
5.50%	05/01/34	914,786	935,957
Freddie Mac Gold Pool A39012
5.50%	06/01/35	21,977	22,538
Freddie Mac Gold Pool A54856
5.00%	01/01/34	2,074,744	2,085,454
Freddie Mac Gold Pool A61164
5.00%	04/01/36	6,333	6,366
Freddie Mac Gold Pool A97038
4.00%	02/01/41	6,266,381	6,058,005
Freddie Mac Gold Pool C01492
5.00%	02/01/33	254,432	255,827
Freddie Mac Gold Pool C04546
3.00%	02/01/43	11,236,344	10,100,853
Freddie Mac Gold Pool C04573
3.00%	03/01/43	13,736,908	12,327,309
Freddie Mac Gold Pool C46104
6.50%	09/01/29	6,724	6,942
Freddie Mac Gold Pool C55789
7.50%	10/01/27	1,449	1,455
Freddie Mac Gold Pool E02402
6.00%	10/01/22	27	27
Freddie Mac Gold Pool G00992
7.00%	11/01/28	359	368
Freddie Mac Gold Pool G01515
5.00%	02/01/33	335,936	337,651
Freddie Mac Gold Pool G02579
5.00%	12/01/34	472,301	476,716
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,249,854	1,305,848
Freddie Mac Gold Pool G02955
5.50%	03/01/37	1,965,737	2,017,566
Freddie Mac Gold Pool G03357
5.50%	08/01/37	632,918	649,573
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,210,710	1,242,268
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,055,227	1,082,732
Freddie Mac Gold Pool G03985
6.00%	03/01/38	8,665	9,057
Freddie Mac Gold Pool G04438
5.50%	05/01/38	2,916,051	2,992,119
Freddie Mac Gold Pool G04703
5.50%	08/01/38	2,158,058	2,214,353
Freddie Mac Gold Pool G04706
5.50%	09/01/38	91,360	93,744
Freddie Mac Gold Pool G05866
4.50%	02/01/40	9,302,646	9,132,874
Freddie Mac Gold Pool G06361
4.00%	03/01/41	12,810	12,235

See accompanying Notes to Financial Statements.

201 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G06498
4.00%	04/01/41	$12,342,926	$11,790,005
Freddie Mac Gold Pool G06499
4.00%	03/01/41	5,220,062	4,978,827
Freddie Mac Gold Pool G07408
3.50%	06/01/43	13,400,890	12,390,768
Freddie Mac Gold Pool G07786
4.00%	08/01/44	100,542,461	95,738,778
Freddie Mac Gold Pool G07848
3.50%	04/01/44	62,365,020	57,664,119
Freddie Mac Gold Pool G07849
3.50%	05/01/44	8,183,279	7,558,799
Freddie Mac Gold Pool G07924
3.50%	01/01/45	9,201,152	8,507,623
Freddie Mac Gold Pool G07925
4.00%	02/01/45	6,580,326	6,257,476
Freddie Mac Gold Pool G08676
3.50%	11/01/45	21,711,334	20,007,013
Freddie Mac Gold Pool G08681
3.50%	12/01/45	14,611,724	13,393,159
Freddie Mac Gold Pool G08698
3.50%	03/01/46	750	691
Freddie Mac Gold Pool G08710
3.00%	06/01/46	87,304,766	77,390,494
Freddie Mac Gold Pool G08711
3.50%	06/01/46	6,186,526	5,689,290
Freddie Mac Gold Pool G08715
3.00%	08/01/46	118,890,441	105,389,321
Freddie Mac Gold Pool G08721
3.00%	09/01/46	12,072,106	10,710,473
Freddie Mac Gold Pool G08722
3.50%	09/01/46	27,826,451	25,589,923
Freddie Mac Gold Pool G08726
3.00%	10/01/46	128,965,979	114,419,694
Freddie Mac Gold Pool G08727
3.50%	10/01/46	24,408,475	22,446,665
Freddie Mac Gold Pool G08732
3.00%	11/01/46	79,493,194	70,452,500
Freddie Mac Gold Pool G08741
3.00%	01/01/47	50,583,195	44,782,989
Freddie Mac Gold Pool G08742
3.50%	01/01/47	38,872,272	35,699,356
Freddie Mac Gold Pool G08747
3.00%	02/01/47	17,840,540	15,794,825
Freddie Mac Gold Pool G08757
3.50%	04/01/47	14,313,740	13,106,914
Freddie Mac Gold Pool G08758
4.00%	04/01/47	11,000	10,446
Freddie Mac Gold Pool G08762
4.00%	05/01/47	11,159,529	10,586,509
Freddie Mac Gold Pool G08779
3.50%	09/01/47	55,514	50,879
Freddie Mac Gold Pool G08784
3.50%	10/01/47	48,785	44,672
Freddie Mac Gold Pool G08792
3.50%	12/01/47	41,711	38,195

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08826
5.00%	06/01/48	$7,519,364	$7,435,121
Freddie Mac Gold Pool G08833
5.00%	07/01/48	4,969,455	4,913,780
Freddie Mac Gold Pool G08838
5.00%	09/01/48	2,621,710	2,595,644
Freddie Mac Gold Pool G08840
5.00%	08/01/48	717,417	707,405
Freddie Mac Gold Pool G08843
4.50%	10/01/48	5,845,845	5,658,530
Freddie Mac Gold Pool G08844
5.00%	10/01/48	6,698,014	6,622,973
Freddie Mac Gold Pool G08848
4.50%	11/01/48	1,067,011	1,032,914
Freddie Mac Gold Pool G08849
5.00%	11/01/48	2,591,643	2,563,560
Freddie Mac Gold Pool G12909
6.00%	11/01/22	7,136	7,139
Freddie Mac Gold Pool G16085
2.50%	02/01/32	2,730,103	2,539,054
Freddie Mac Gold Pool G16502
3.50%	05/01/33	48,654	46,237
Freddie Mac Gold Pool G16524
3.50%	05/01/33	18,951,615	18,081,436
Freddie Mac Gold Pool G16584
3.50%	08/01/33	2,743,886	2,607,608
Freddie Mac Gold Pool G16607
3.50%	09/01/33	27,735,516	26,559,659
Freddie Mac Gold Pool G16623
2.50%	09/01/32	21,401,079	19,904,690
Freddie Mac Gold Pool G16755
3.50%	02/01/34	26,310,539	24,996,809
Freddie Mac Gold Pool G16756
3.50%	01/01/34	2,561,929	2,453,315
Freddie Mac Gold Pool G18592
3.00%	03/01/31	19,061	18,111
Freddie Mac Gold Pool G18596
3.00%	04/01/31	22,215,338	20,903,276
Freddie Mac Gold Pool G18691
3.00%	06/01/33	8,044,071	7,557,421
Freddie Mac Gold Pool G18692
3.50%	06/01/33	11,010,452	10,460,890
Freddie Mac Gold Pool G18713
3.50%	11/01/33	12,809,635	12,169,430
Freddie Mac Gold Pool G18716
3.50%	12/01/33	37,418	35,831
Freddie Mac Gold Pool G60023
3.50%	04/01/45	9,836,777	9,113,782
Freddie Mac Gold Pool G60080
3.50%	06/01/45	101,583,607	93,958,574
Freddie Mac Gold Pool G60138
3.50%	08/01/45	82,237,753	76,193,348
Freddie Mac Gold Pool G60238
3.50%	10/01/45	31,329,261	28,997,216
Freddie Mac Gold Pool G60344
4.00%	12/01/45	75,719	71,888

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 202

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67700
3.50%	08/01/46	$23,876,126	$22,113,790
Freddie Mac Gold Pool G67703
3.50%	04/01/47	239,688,952	221,772,407
Freddie Mac Gold Pool G67706
3.50%	12/01/47	121,576,223	112,184,563
Freddie Mac Gold Pool G67707
3.50%	01/01/48	314,588,736	290,264,845
Freddie Mac Gold Pool G67708
3.50%	03/01/48	275,951,070	252,684,965
Freddie Mac Gold Pool G67709
3.50%	03/01/48	205,933,439	188,570,690
Freddie Mac Gold Pool G67710
3.50%	03/01/48	172,129,218	157,616,586
Freddie Mac Gold Pool G67711
4.00%	03/01/48	51,062,510	48,303,723
Freddie Mac Gold Pool G67713
4.00%	06/01/48	454,911	431,274
Freddie Mac Gold Pool G67714
4.00%	07/01/48	75,476	71,351
Freddie Mac Gold Pool G67717
4.00%	11/01/48	63,048,784	59,603,001
Freddie Mac Gold Pool H00790
5.50%	05/01/37	4,148	4,228
Freddie Mac Gold Pool H05069
5.50%	05/01/37	65,488	66,747
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	21,684,129	20,712,267
Freddie Mac Gold Pool U99097
3.50%	07/01/43	30,098,179	27,782,768
Freddie Mac Gold Pool V62078
3.50%	08/01/33	2,960,758	2,812,634
Freddie Mac Gold Pool V62129
3.50%	08/01/33	6,715,866	6,380,592
Freddie Mac Gold Pool V80356
3.50%	08/01/43	21,638,237	19,996,844
Freddie Mac Pool QD3162
2.00%	12/01/51	145,545,056	118,400,927
Freddie Mac Pool QE0312
2.00%	04/01/52	6,840,917	5,536,026
Freddie Mac Pool QE0521
2.50%	04/01/52	3,128,048	2,627,898
Freddie Mac Pool RA6507
2.00%	12/01/51	132,099,190	107,077,306
Freddie Mac Pool RB5077
2.00%	10/01/40	99,916,583	83,925,722
Freddie Mac Pool RE6029
3.00%	02/01/50	4,127,708	3,563,172
Freddie Mac Pool SD1178
2.00%	03/01/52	17,165,142	13,910,246
Freddie Mac Pool SD7502
3.50%	07/01/49	7,540,998	6,857,715
Freddie Mac Pool SD7503
3.50%	08/01/49	16,641,467	15,181,587
Freddie Mac Pool SD7511
3.50%	01/01/50	16,704,590	15,233,952

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD8182
2.00%	12/01/51		$27,979,964	$22,761,562
Freddie Mac Pool SD8188
2.00%	01/01/52		50,819,651	41,333,948
Freddie Mac Pool SD8189
2.50%	01/01/52		378,131,418	318,653,562
Freddie Mac Pool SD8193
2.00%	02/01/52		21,061,709	17,068,987
Freddie Mac Pool SD8199
2.00%	03/01/52		189,977,123	153,892,387
Freddie Mac Pool SD8205
2.50%	04/01/52		441,692,513	371,224,196
Freddie Mac Pool ZA5103
3.50%	12/01/47		130,990	119,819
Freddie Mac Pool ZA5128
3.50%	12/01/47		402,981	368,606
Freddie Mac Pool ZM1779
3.00%	09/01/46		13,204,327	11,703,757
Freddie Mac Pool ZM2285
3.00%	12/01/46		15,293,016	13,542,152
Freddie Mac Pool ZS4693
3.00%	12/01/46		15,342,589	13,586,050
Freddie Mac Pool ZS4768
3.50%	05/01/48		1,059,929	968,851
Freddie Mac Pool ZT0277
3.50%	10/01/46		1,662,515	1,534,724
Freddie Mac Pool ZT1403
3.50%	11/01/33		15,085,879	14,319,404
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27		29,477	30,293
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23		4,417	4,486
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28		140,338	142,866
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		8,010	8,145
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31		3,111	3,225
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
13.60%	02/15/32	[2]	4,748	5,419
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32		12,379	13,002
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.38%	08/15/35	[2]	676,124	95,336

See accompanying Notes to Financial Statements.

203 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35		$1,749,209	$1,790,158
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.38%	08/15/35	[2]	298,930	28,569
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40		28,491,696	28,095,571
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
3.13%	07/15/41	[2]	3,742,017	126,246
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41		6,431,446	6,343,380
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41		9,215,000	9,090,499
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41		20,815,252	20,156,736
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41		7,374,619	7,078,699
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41		11,629,671	11,049,119
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47		193,715	180,052
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48		1,271,246	1,128,728
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47		197,242	198,665
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47		9,172,626	8,869,418
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48		2,912,127	2,761,605
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49		2,131,524	2,014,104
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49		737,404	667,602
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49		909,388	842,549

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4937, Class MF
(LIBOR USD 1-Month plus 0.45%)
3.53%	12/25/49	[2]	$6,030,048	$5,970,111
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43	[13]	12,769,158	9,455,708
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
3.32%	11/15/43	[2]	2,165,884	2,157,658
Ginnie Mae (TBA)
2.50%	10/20/52		1,119,400,000	959,776,303
Ginnie Mae I Pool 782817
4.50%	11/15/39		9,910,808	9,747,843
Ginnie Mae I Pool AA5452
3.50%	07/15/42		78,248	73,000
Ginnie Mae II Pool 2631
7.00%	08/20/28		921	952
Ginnie Mae II Pool 3388
4.50%	05/20/33		1,900	1,848
Ginnie Mae II Pool 3427
4.50%	08/20/33		919	909
Ginnie Mae II Pool 3554
4.50%	05/20/34		812	804
Ginnie Mae II Pool 4058
5.00%	12/20/37		453	458
Ginnie Mae II Pool 4342
5.00%	01/20/39		690	695
Ginnie Mae II Pool 4520
5.00%	08/20/39		12,614	12,706
Ginnie Mae II Pool 5140
4.50%	08/20/41		27,611	27,309
Ginnie Mae II Pool 5175
4.50%	09/20/41		30,038	29,711
Ginnie Mae II Pool 5281
4.50%	01/20/42		8,787	8,691
Ginnie Mae II Pool 783591
4.50%	07/20/41		10,706	10,589
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/34	[2]	7,018	6,917
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	03/20/35	[2]	7,934	7,791
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	08/20/35	[2]	10,558	10,403
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.75%	10/20/35	[2]	10,176	9,990

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 204

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.00%	05/20/25	[2]	$1,205	$1,204
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.50%	06/20/25	[2]	1,520	1,510
Ginnie Mae II Pool MA0627
4.50%	12/20/42		36,000	35,725
Ginnie Mae II Pool MA0701
4.50%	01/20/43		34,924	34,542
Ginnie Mae II Pool MA1157
3.50%	07/20/43		32,721	30,394
Ginnie Mae II Pool MA1997
4.50%	06/20/44		8,696	8,687
Ginnie Mae II Pool MA2374
5.00%	11/20/44		189,935	191,168
Ginnie Mae II Pool MA2756
4.50%	04/20/45		18,150	18,098
Ginnie Mae II Pool MA2828
4.50%	05/20/45		754,086	747,748
Ginnie Mae II Pool MA2894
4.50%	06/20/45		298,780	294,536
Ginnie Mae II Pool MA3036
4.50%	08/20/45		28,701	28,459
Ginnie Mae II Pool MA3309
3.00%	12/20/45		5,913	5,314
Ginnie Mae II Pool MA3456
4.50%	02/20/46		191,330	189,720
Ginnie Mae II Pool MA3521
3.50%	03/20/46		22,167,744	20,433,470
Ginnie Mae II Pool MA3524
5.00%	03/20/46		9,720	9,822
Ginnie Mae II Pool MA3597
3.50%	04/20/46		55,824,850	51,457,440
Ginnie Mae II Pool MA3600
5.00%	04/20/46		5,682,589	5,742,076
Ginnie Mae II Pool MA3662
3.00%	05/20/46		2,158,075	1,940,159
Ginnie Mae II Pool MA3663
3.50%	05/20/46		15,874,470	14,632,544
Ginnie Mae II Pool MA3665
4.50%	05/20/46		80,737	79,229
Ginnie Mae II Pool MA3666
5.00%	05/20/46		2,986,738	3,018,264
Ginnie Mae II Pool MA3738
4.50%	06/20/46		339,588	333,243
Ginnie Mae II Pool MA3739
5.00%	06/20/46		1,843,978	1,863,359
Ginnie Mae II Pool MA3805
4.50%	07/20/46		2,732,189	2,681,140
Ginnie Mae II Pool MA3806
5.00%	07/20/46		141,529	143,018
Ginnie Mae II Pool MA3873
3.00%	08/20/46		16,528,695	14,854,511

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3876
4.50%	08/20/46	$2,885,638	$2,831,722
Ginnie Mae II Pool MA3877
5.00%	08/20/46	644,286	646,915
Ginnie Mae II Pool MA3937
3.50%	09/20/46	12,815,476	11,808,863
Ginnie Mae II Pool MA3939
4.50%	09/20/46	1,658,413	1,637,031
Ginnie Mae II Pool MA4003
3.00%	10/20/46	6,657,917	5,981,459
Ginnie Mae II Pool MA4006
4.50%	10/20/46	1,689,661	1,658,091
Ginnie Mae II Pool MA4007
5.00%	10/20/46	3,299,613	3,334,438
Ginnie Mae II Pool MA4069
3.50%	11/20/46	40,024,324	36,880,547
Ginnie Mae II Pool MA4071
4.50%	11/20/46	4,726,739	4,707,169
Ginnie Mae II Pool MA4072
5.00%	11/20/46	1,021,740	1,033,167
Ginnie Mae II Pool MA4126
3.00%	12/20/46	114,447,927	102,784,018
Ginnie Mae II Pool MA4127
3.50%	12/20/46	44,963,340	41,431,621
Ginnie Mae II Pool MA4129
4.50%	12/20/46	16,336,797	16,047,614
Ginnie Mae II Pool MA4196
3.50%	01/20/47	10,401	9,584
Ginnie Mae II Pool MA4198
4.50%	01/20/47	131,536	129,037
Ginnie Mae II Pool MA4199
5.00%	01/20/47	2,934,290	2,974,223
Ginnie Mae II Pool MA4264
4.50%	02/20/47	37,166,676	36,282,310
Ginnie Mae II Pool MA4265
5.00%	02/20/47	690,086	697,312
Ginnie Mae II Pool MA4324
5.00%	03/20/47	3,736,967	3,763,973
Ginnie Mae II Pool MA4382
3.50%	04/20/47	25,508,493	23,504,886
Ginnie Mae II Pool MA4384
4.50%	04/20/47	1,555,021	1,520,621
Ginnie Mae II Pool MA4385
5.00%	04/20/47	6,504,783	6,542,956
Ginnie Mae II Pool MA4453
4.50%	05/20/47	82,276,967	80,000,411
Ginnie Mae II Pool MA4454
5.00%	05/20/47	14,075,287	14,078,072
Ginnie Mae II Pool MA4510
3.50%	06/20/47	35,035	32,379
Ginnie Mae II Pool MA4511
4.00%	06/20/47	5,007,227	4,757,265
Ginnie Mae II Pool MA4512
4.50%	06/20/47	285,161	277,271
Ginnie Mae II Pool MA4513
5.00%	06/20/47	265,597	264,728

See accompanying Notes to Financial Statements.

205 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4586
3.50%	07/20/47	$41,843,736	$38,530,899
Ginnie Mae II Pool MA4588
4.50%	07/20/47	45,800	44,615
Ginnie Mae II Pool MA4589
5.00%	07/20/47	12,295,448	12,344,548
Ginnie Mae II Pool MA4652
3.50%	08/20/47	3,166,301	2,915,620
Ginnie Mae II Pool MA4655
5.00%	08/20/47	14,521,896	14,524,769
Ginnie Mae II Pool MA4719
3.50%	09/20/47	39,579,037	36,445,500
Ginnie Mae II Pool MA4720
4.00%	09/20/47	98,309	93,646
Ginnie Mae II Pool MA4722
5.00%	09/20/47	281,537	282,573
Ginnie Mae II Pool MA4781
5.00%	10/20/47	3,465,929	3,480,852
Ginnie Mae II Pool MA4836
3.00%	11/20/47	89,597,587	80,410,291
Ginnie Mae II Pool MA4837
3.50%	11/20/47	98,396,774	90,575,790
Ginnie Mae II Pool MA4838
4.00%	11/20/47	32,896,377	31,103,230
Ginnie Mae II Pool MA4840
5.00%	11/20/47	1,094,701	1,090,263
Ginnie Mae II Pool MA4900
3.50%	12/20/47	6,346,503	5,842,057
Ginnie Mae II Pool MA4901
4.00%	12/20/47	21,971,094	20,766,606
Ginnie Mae II Pool MA4961
3.00%	01/20/48	306,349	274,795
Ginnie Mae II Pool MA4963
4.00%	01/20/48	36,415,939	34,419,564
Ginnie Mae II Pool MA5078
4.00%	03/20/48	55,709	52,931
Ginnie Mae II Pool MA5137
4.00%	04/20/48	11,873,760	11,200,560
Ginnie Mae II Pool MA5399
4.50%	08/20/48	2,677,940	2,597,096
Ginnie Mae II Pool MA5466
4.00%	09/20/48	4,849,051	4,562,005
Ginnie Mae II Pool MA5467
4.50%	09/20/48	25,167	24,382
Ginnie Mae II Pool MA5528
4.00%	10/20/48	22,329,447	21,148,992
Ginnie Mae II Pool MA5530
5.00%	10/20/48	4,066,591	4,042,800
Ginnie Mae II Pool MA5651
4.00%	12/20/48	8,014	7,518
Ginnie Mae II Pool MA6030
3.50%	07/20/49	8,918,624	7,972,833
Ginnie Mae II Pool MA6080
3.00%	08/20/49	1,768	1,534
Ginnie Mae II Pool MA6081
3.50%	08/20/49	3,607,188	3,224,658

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA6209
3.00%	10/20/49		$3,436,797	$2,982,359
Ginnie Mae II Pool MA6210
3.50%	10/20/49		1,703,234	1,522,612
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33		3,649,882	3,674,688
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
3.81%	06/16/37	[2]	6,985,310	847,303
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
3.24%	03/20/36	[2]	6,064,422	243,001
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
3.79%	05/20/37	[2]	15,110,268	816,113
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
3.47%	12/20/39	[2]	2,352,133	258,465
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
3.86%	07/16/39	[2]	17,265	859
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
3.36%	08/16/38	[2]	18,344	355
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
3.46%	01/16/40	[2]	30,950	3,169
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
2.86%	01/16/40	[2]	5,627,228	510,908
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
3.56%	09/16/39	[2]	492,078	7,952
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		77,001	14,279
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39		5,426,530	5,088,273
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		753,992	712,852
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49		7,445,517	7,040,073

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 206

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49	$4,908,128	$4,418,922
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	7,777,797	7,389,114
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48	947,391	922,445
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49	833,456	770,694
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	10,739,019	9,479,143
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	8,486,761	7,833,640
UMBS (TBA)
2.00%	10/01/52	1,953,375,000	1,579,473,162
2.00%	11/01/52	1,870,450,000	1,512,239,971
2.50%	10/01/52	1,207,825,000	1,013,620,268
2.50%	11/01/52	2,304,100,000	1,933,269,943
3.00%	10/01/52	1,696,700,000	1,474,408,156
3.50%	10/01/52	546,700,000	491,449,694
4.00%	10/01/52	824,125,000	763,961,650
4.50%	10/01/52	2,120,475,000	2,018,148,235
5.00%	10/01/52	1,269,875,000	1,237,340,904

			22,878,006,294

Total Mortgage-Backed
(Cost $33,875,996,888)			31,337,674,465

MUNICIPAL BONDS — 0.66%*

California — 0.27%
California State University Revenue Bonds, University &
College Improvements, Series B
2.14%	11/01/33	14,500,000	10,841,634
2.27%	11/01/34	23,510,000	17,379,338
City of San Francisco Public Utilities Commission Water
Revenue Bonds, Series E
2.83%	11/01/41	16,645,000	11,831,262
Los Angeles Department of Airports Revenue Bonds, Port,
Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	185,407
Los Angeles Department of Water & Power Power System
Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	12,625,000	12,998,456
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series KR
5.75%	07/01/34	18,205,000	18,668,385
Los Angeles Unified School District General Obligation
Bonds, School Improvements, Series RY
6.76%	07/01/34	12,165,000	13,439,684

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Regents of the University of California Medical Center
Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.01%	05/15/50	$57,945,000	$38,476,431
3.26%	05/15/60	34,700,000	22,993,203
University of California, Taxable, College & University,
Revenue Bonds, University & College Improvements, Series
AP
3.93%	05/15/45	30,115,000	26,052,258

			172,866,058

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds,
Series C
2.39%	11/15/31	6,010,000	4,730,512
2.52%	11/15/32	8,450,000	6,565,986
2.62%	11/15/33	9,000,000	6,904,787
2.72%	11/15/34	5,000,000	3,795,986

			21,997,271

Michigan — 0.04%
University of Michigan Revenue Bonds, Taxable, Revenue
Bonds, University & College Improvements, Series A
3.50%	04/01/52	31,080,000	23,897,853

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds,
Water Utility Improvements, Series B
5.47%	05/15/27	295,000	300,369
New Jersey Turnpike Authority Revenue Bonds, Highway
Revenue, Series F
3.73%	01/01/36	300,000	255,914

			556,283

New York — 0.29%
City of New York General Obligation Bonds, Public
Improvements
4.77%	10/01/23	4,420,000	4,439,306
5.21%	10/01/31	6,420,000	6,422,337
City of New York General Obligation Bonds, Public
Improvements, Series A
3.00%	08/01/34	15,185,000	12,248,654
City of New York General Obligation Bonds, Public
Improvements, Series F
3.62%	04/01/31	3,145,000	2,807,208
Metropolitan Transportation Authority Revenue Bonds,
Transit Improvements, Series C2
5.18%	11/15/49	13,145,000	11,911,135
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	23,125,000	23,657,705
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	430,000	403,290
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	2,777,599

See accompanying Notes to Financial Statements.

207 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	$12,135,000	$9,478,592
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	2,294,024
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
C5
3.90%	05/01/31	15,000,000	13,746,959
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
FI
4.00%	08/01/33	6,450,000	5,776,662
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
SU
3.88%	08/01/31	3,135,000	2,851,474
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	13,513,958
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Series G
2.45%	11/01/34	3,000,000	2,233,582
New York State Dormitory Authority Revenue Bonds, Series
C
1.95%	03/15/29	7,895,000	6,606,260
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33	44,990,000	45,420,307
5.43%	03/15/39	21,300,000	21,428,424
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series A
4.00%	03/15/47	155,000	132,317
New York State Urban Development Corp. Revenue Bonds,
Public Improvements
5.77%	03/15/39	150,000	155,254

			188,305,047

Texas — 0.02%
North Texas Tollway Authority Revenue Bonds
2.33%	01/01/33	765,000	595,275
2.43%	01/01/34	10,000,000	7,686,377
2.53%	01/01/35	8,000,000	6,086,681
Texas A&M University Revenue Bonds, University & College
Improvements, Series B
2.69%	05/15/25	350,000	335,398

			14,703,731

Total Municipal Bonds
(Cost $526,625,265)			422,326,243

U.S. TREASURY SECURITIES — 27.01%

U.S. Treasury Bonds — 6.88%
U.S. Treasury Bonds
2.00%	11/15/41	2,625,808,000	1,881,960,707

Issues	Maturity Date		Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
2.38%	02/15/42		$2,363,000,000	$1,811,756,406
3.00%	08/15/52		649,956,000	561,196,384
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.13%	02/15/51	[14]	56,898,000	35,799,558
0.13%	02/15/52	[14]	55,819,357	35,374,892
0.63%	07/15/32	[14]	102,696,039	93,264,358

				4,419,352,305

U.S. Treasury Notes — 20.13%
U.S. Treasury Notes
2.75%	08/15/32		476,482,000	435,981,030
3.00%	07/31/27		1,568,307,000	1,476,367,355
3.13%	07/31/24		1,552,022,000	1,517,165,992
3.13%	08/31/27		500,000,000	479,687,500
3.25%	08/31/24		2,981,624,000	2,927,873,250
3.25%	06/30/27		556,104,000	536,097,291
3.88%	09/30/27		3,565,462,000	3,577,996,845
4.13%	09/30/24		1,989,036,000	1,990,084,898

				12,941,254,161

Total U.S. Treasury Securities
(Cost $18,384,261,202)				17,360,606,466

Total Bonds — 114.73%
(Cost $81,234,985,740)				73,735,483,017

Issues			Shares	Value

COMMON STOCK — 0.10%

Communications — 0.10%
Intelsat Emergence SA3,5,6,11
(Luxembourg)			2,394,859	65,858,622

Electric — 0.00%
Homer City Holdings LLC†,5,6,15			1,180,703	—

Total Common Stock
(Cost $145,415,216)				65,858,622

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,3,5,6,11
(Luxembourg)			250,803	—
Intelsat Jackson Holdings SA, Series
B†,3,5,6,11
(Luxembourg)			250,803	—

				—

Total Rights
(Cost $–)				—

Issues	Maturity Date		Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 6.46%

Money Market Funds — 2.52%
Dreyfus Government Cash Management Fund
2.75%[16]			420,668,000	420,668,000

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 208

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[16]		1,196,332,262	$1,196,332,262

			1,617,000,262

U.S. Agency Discount Notes — 3.36%
Federal Home Loan Bank
1.42%[17]	10/26/22	$250,000,000	249,563,475
1.50%[17]	11/03/22	250,000,000	249,324,902
1.43%[17]	11/15/22	250,000,000	249,064,065
1.30%[17]	11/16/22	150,000,000	149,425,404
3.07%[17]	02/28/23	25,000,000	24,625,004
3.33%[17]	03/06/23	150,000,000	147,636,953
3.94%[17]	04/13/23	20,000,000	19,588,827
1.04%[17]	06/14/24	746,595,000	704,970,350
1.20%[17]	12/23/24	173,195,000	161,424,967
1.61%[17]	09/04/24	218,955,000	207,180,669

			2,162,804,616

U.S. Treasury Bills — 0.58%
U.S. Treasury Bills
2.89%[17]	12/01/22	150,000,000	149,290,043
2.23%[17]	12/15/22	25,000,000	24,857,468
2.28%[17]	12/22/22	200,000,000	198,580,888

			372,728,399

Total Short-Term Investments
(Cost $4,219,892,107)			4,152,533,277

Total Investments - 121.29%
(Cost $85,600,293,063)			77,953,874,916

Net unrealized depreciation on unfunded commitments
-0.00%			(92,326)
Liabilities in Excess of Other Assets - (21.29)%			(13,684,817,431)

Net Assets - 100.00%			$64,268,965,159

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $394,777,639, which is 0.61% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $233,204, at an interest rate of 7.03% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $260,722, at an interest rate of 13.27% and a maturity of September 07, 2023. The investment is not accruing an unused commitment fee.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $1,046,332, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $1,965,379, at an interest rate of 7.28% and a maturity of June 22, 2029. The investment is not accruing an unused commitment fee.

[11]	Non-income producing security.
[12]	Security is currently in default with regard to scheduled interest or principal payments.
[13]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2022.
[14]	Inflation protected security. Principal amount reflects original security face amount.
[15]	Affiliated investment.
[16]	Represents the current yield as of September 30, 2022.
[17]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $6,206,590, which is 0.01% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

209 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 27,968,000	USD 30,755,812	Citibank N.A.	10/07/22	$469,581
USD 103,866,296	EUR 102,762,000	Citibank N.A.	10/07/22	3,147,225
USD 59,947,988	EUR 60,073,000	Barclays Bank PLC	10/07/22	1,069,250
USD 53,993,103	EUR 53,328,000	Goldman Sachs International	10/07/22	1,725,274
USD 4,460,868	EUR 4,443,000	Bank of America N.A.	10/07/22	106,196
USD 283,087,916	EUR 266,748,000	Bank of America N.A.	10/07/22	21,642,917
USD 8,791,282	EUR 8,282,000	Barclays Bank PLC	10/07/22	673,930
USD 3,124,520	GBP 2,571,000	Barclays Bank PLC	10/07/22	254,079
USD 2,040,903	GBP 1,687,000	State Street Global Markets LLC	10/07/22	157,421
USD 2,473,010	GBP 2,035,000	Goldman Sachs International	10/07/22	200,997
USD 13,335,363	GBP 11,101,000	Citibank N.A.	10/07/22	941,446
USD 18,347,234	GBP 14,935,000	Barclays Bank PLC	10/07/22	1,672,775
USD 184,524,018	GBP 150,390,000	Citigroup Global Markets, Inc.	10/07/22	16,618,307

				48,679,398

EUR 48,360,000	USD 47,773,585	Citibank N.A.	10/07/22	(374,992)
GBP 6,028,000	USD 7,300,330	Barclays Bank PLC	10/07/22	(570,257)
USD 16,892,806	EUR 17,587,000	State Street Global Markets LLC	10/07/22	(344,561)

				(1,289,810)

NET UNREALIZED APPRECIATION				$47,389,588

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	50,976	12/30/22	$10,469,992,551	$(157,590,945)	$(157,590,945)
U.S. Treasury Ultra Bond	4,729	12/20/22	647,873,000	(57,730,518)	(57,730,518)
U.S. Treasury Ten-Year Note	2,725	12/20/22	305,370,313	(4,645,322)	(4,645,322)

			11,423,235,864	(219,966,785)	(219,966,785)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	3,869	12/20/22	(458,416,047)	4,680,358	4,680,358
Euro-Bobl Future	793	12/08/22	(93,029,278)	2,243,975	2,243,975
Euro-Bund Future	580	12/08/22	(78,689,603)	3,652,660	3,652,660
Euro-Buxl 30 Year	238	12/08/22	(34,190,098)	2,951,534	2,951,534
U.S. Treasury Five-Year Note	30	12/30/22	(3,225,234)	60,693	60,693

			(667,550,260)	13,589,220	13,589,220

TOTAL FUTURES CONTRACTS			$10,755,685,604	$(206,377,565)	$(206,377,565)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 210

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30[5]	5.00%	3 Months	120	Credit Suisse First Boston International	06/20/23	$20,000	$577,057	$470,733	$106,324
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	60,665	2,439,209	2,263,795	175,414

TOTAL							$3,016,266	$2,734,528	$281,738

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Counterparty	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC	(0.450)%	09/30/22	10/03/22	$(984,963,063)	$(985,000,000)	$(985,000,000)
JPMorgan Chase	(0.450)%	09/30/22	10/03/22	(984,963,063)	(985,000,000)	(985,000,000)

TOTAL REVERSE REPURCHASE AGREEMENTS						$(1,970,000,000)

See accompanying Notes to Financial Statements.

211 / Semi-Annual Report September 2022

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
		3-month USD
Interest Rate Swap[1]	06/15/52	LIBOR	Annual	1.75%	Annual	$200	$73,115	$(1,481)	$74,596
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.77%	Semi-annually	171,210	47,491,565	—	47,491,565
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.79%	Semi-annually	126,690	34,850,620	—	34,850,620
		3-month USD
Interest Rate Swap[1]	07/24/53	LIBOR	Quarterly	1.81%	Semi-annually	85,605	23,194,007	—	23,194,007
		3-month USD
Interest Rate Swap[1]	09/28/53	LIBOR	Quarterly	1.87%	Semi-annually	190,870	48,592,467	—	48,592,467
		3-month USD
Interest Rate Swap[1]	09/21/52	LIBOR	Annual	2.00%	Annual	45,840	14,784,426	175,896	14,608,530
				3-month USD
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	2,049,640	(123,093,385)	—	(123,093,385)
				3-month USD
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	LIBOR	Quarterly	1,515,880	(90,815,006)	—	(90,815,006)
				3-month USD
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	LIBOR	Quarterly	1,024,820	(60,661,965)	—	(60,661,965)
				3-month USD
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	LIBOR	Quarterly	2,236,795	(115,134,101)	—	(115,134,101)
				3-month USD
Interest Rate Swap[1]	06/10/24	1.95%	Annual	LIBOR	Annual	944,800	(36,162,416)	—	(36,162,416)
				3-month USD
Interest Rate Swap[1]	06/10/24	1.95%	Annual	LIBOR	Annual	1,300,000	(49,757,770)	—	(49,757,770)
				3-month USD
Interest Rate Swap[1]	06/10/24	1.95%	Annual	LIBOR	Annual	1,000,000	(38,275,208)	—	(38,275,208)
				3-month USD
Interest Rate Swap1	06/10/24	1.95%	Annual	LIBOR	Annual	712,510	(26,682,095)	—	(26,682,095)

TOTAL SWAPS CONTRACTS						$11,404,860	$(371,595,746)	$174,415	$(371,770,161)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 212

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 104.94%

ASSET-BACKED SECURITIES — 7.45%**
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.31%	04/15/34	[1,2,3]	$350,000	$348,079
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
3.43%	04/25/35	[2]	371,037	369,739
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
4.05%	05/25/34	[1,2]	108,687	108,582
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.31%	04/15/31	[1,2,3]	477,272	472,896
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69	[1]	1,113,674	956,473
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.68%	10/27/36	[1,2]	228,933	226,096
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.46%	07/15/29	[1,2,3]	675,000	664,132
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.53%	04/21/34	[1,2,3]	93,750	93,458
Palmer Square Loan Funding Ltd.,
Series 2020-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.78%	02/20/28	[1,2,3]	391,058	386,884
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.78%	05/20/29	[1,2,3]	538,071	530,377
Progress Residential Trust,
Series 2019-SFR3, Class E
3.37%	09/17/36	[1]	325,000	309,856
Progress Residential Trust,
Series 2019-SFR4, Class G
3.93%	10/17/36	[1]	755,000	717,790
Progress Residential Trust,
Series 2020-SFR2, Class A
2.08%	06/17/37	[1]	884,000	810,328

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)

Santander Drive Auto Receivables Trust,
Series 2020-4, Class C
1.01%	01/15/26		$718,876	$710,624
Santander Drive Auto Receivables Trust,
Series 2021-1, Class D
1.13%	11/16/26		990,000	947,087
SLM Student Loan Trust,
Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
3.08%	07/25/25	[2]	48,303	48,229
SLM Student Loan Trust,
Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
3.25%	01/26/26	[2]	12,640	12,635
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	06/25/43	[2]	100,409	97,420
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36	[1]	1,023,598	999,335

Total Asset-Backed Securities
(Cost $9,126,716)				8,810,020

CORPORATES — 30.98%*

Banking — 9.72%
Bank of America Corp.
3.37%	01/23/26	[4]	1,485,000	1,406,580
Bank of America Corp.
(MTN)
1.32%	06/19/26	[4]	1,435,000	1,273,417
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25	[1,3,4]	235,000	213,997
3.80%	06/09/23	[3]	580,000	569,945
DNB Bank ASA
(Norway)
0.86%	09/30/25	[1,3,4]	715,000	652,965
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25	[3,4]	1,000,000	919,149
(LIBOR USD 3-Month plus 1.00%)
3.96%	05/18/24	[2,3]	795,000	789,002
ING Groep NV
(Netherlands)
3.87%	03/28/26	[3,4]	510,000	483,778
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	125,000	106,436
2.91%	11/07/23	[3,4]	1,345,000	1,341,783
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	850,000	774,355
3.19%	11/28/23	[1,3,4]	380,000	378,962
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,4]	1,600,000	1,590,158

See accompanying Notes to Financial Statements.

213 / Semi-Annual Report September 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
4.80%	11/15/24	[3,4]	$425,000	$419,281
Wells Fargo & Co.
2.19%	04/30/26	[4]	630,000	575,913

				11,495,721

Communications — 1.78%
Qwest Corp.
7.25%	09/15/25		400,000	410,000
SES SA
(Luxembourg)
3.60%	04/04/23	[1,3]	600,000	592,925
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	925,000	912,243
5.15%	03/20/28	[1]	200,000	195,876

				2,111,044

Consumer Discretionary — 0.62%
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27	[1,3]	135,000	133,100
Reynolds American, Inc.
4.85%	09/15/23		600,000	598,100

				731,200

Electric — 1.11%
Alliant Energy Finance LLC
3.75%	06/15/23	[1]	725,000	716,065
American Electric Power Co., Inc.
2.03%	03/15/24		620,000	593,395

				1,309,460

Energy — 1.57%
Energy Transfer LP
5.95%	12/01/25		900,000	900,039
Southern Co. Gas Capital Corp.
3.88%	11/15/25		1,000,000	957,994

				1,858,033

Finance — 6.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.15%	02/15/24	[3]	510,000	490,179
Air Lease Corp.
2.25%	01/15/23		600,000	595,042
American Express Co.
2.25%	03/04/25		530,000	497,358
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	383,000	300,150
Capital One Financial Corp.
1.34%	12/06/24	[4]	610,000	579,984
Citigroup, Inc.
3.67%	07/24/28	[4]	1,190,000	1,071,776
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23		1,045,000	1,002,569

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Intercontinental Exchange, Inc.
4.00%	09/15/27		$390,000	$370,029
JPMorgan Chase & Co.
2.95%	02/24/28	[4]	1,085,000	962,128
Morgan Stanley
2.48%	01/21/28	[4]	655,000	573,335
Morgan Stanley
(MTN)
0.53%	01/25/24	[4]	90,000	88,567
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	680,000	672,534
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	100,000	99,430
UBS Group AG
(Switzerland)
4.70%	08/05/27	[1,3,4]	200,000	189,994

				7,493,075

Health Care — 1.57%
Bayer U.S. Finance II LLC
3.88%	12/15/23	[1]	1,140,000	1,119,194
Dignity Health
3.13%	11/01/22		150,000	149,859
Fresenius U.S. Finance II, Inc.
4.50%	01/15/23	[1]	585,000	583,496

				1,852,549

Industrials — 1.88%
Amcor Flexibles North America, Inc.
4.00%	05/17/25		400,000	387,012
Berry Global, Inc.
0.95%	02/15/24		635,000	596,726
Boeing Co. (The)
1.43%	02/04/24		375,000	356,721
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
3.21%	05/05/26	[2]	142,000	134,960
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.90%	03/22/23	[1,3]	750,000	746,057

				2,221,476

Information Technology — 1.68%
Netflix, Inc.
3.63%	06/15/25	[1]	490,000	463,562
Skyworks Solutions, Inc.
0.90%	06/01/23		505,000	491,491
Take-Two Interactive Software, Inc.
3.30%	03/28/24		475,000	463,143
VMware, Inc.
1.00%	08/15/24		610,000	564,972

				1,983,168

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 214

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance — 1.57%
Athene Global Funding
2.51%	03/08/24	[1]	$135,000	$128,872
(SOFR Index plus 0.70%)
3.44%	05/24/24	[1,2]	500,000	490,763
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	670,000	670,084
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23	[3]	570,000	569,060

				1,858,779

Real Estate Investment Trust (REIT) — 2.84%
Digital Euro Finco LLC
2.63%	04/15/24		385,000	366,542
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		1,000,000	984,000
Piedmont Operating Partnership LP
3.40%	06/01/23		665,000	658,068
SL Green Operating Partnership LP
3.25%	10/15/22		870,000	869,372
VICI Properties LP/VICI Note Co., Inc.
4.25%	12/01/26	[1]	90,000	81,328
4.63%	06/15/25	[1]	230,000	216,821
5.75%	02/01/27	[1]	195,000	183,966

				3,360,097

Services — 0.31%
Global Payments, Inc.
4.95%	08/15/27		385,000	367,754

Total Corporates
(Cost $38,428,292)				36,642,356

MORTGAGE-BACKED — 41.57%**

Non-Agency Commercial Mortgage-Backed — 5.29%
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2017-C1, Class A2
3.19%	02/15/50		72,163	72,163
BSPRT Issuer Ltd.,
Series 2019-FL5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.15%)
3.97%	05/15/29	[1,2,3]	334,806	333,812
Citigroup Commercial Mortgage Trust,
Series 2016-C2, Class A2
1.85%	08/10/49		407,000	391,873
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45		85,534	84,934
Commercial Mortgage Trust,
Series 2013-LC6, Class XA (IO)
1.37%	01/10/46	[4]	1,419,365	35
FS Rialto,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
4.14%	12/16/36	[1,2,3]	466,282	459,686

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Great Wolf Trust,
Series 2019-WOLF, Class A
(LIBOR USD 1-Month plus 1.03%)
3.85%	12/15/36	[1,2]	$850,000	$828,252
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48	[1]	138,622	137,742
LoanCore Issuer Ltd.,
Series 2018-CRE1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.13%)
3.95%	05/15/28	[1,2,3]	29,710	29,656
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
4.66%	11/15/35	[1,2]	351,201	350,100
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.71%	10/15/46	[4]	2,595,681	7,626
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class A3
3.77%	04/15/47		32,726	32,318
MSCG Trust,
Series 2018-SELF, Class A
(LIBOR USD 1-Month plus 0.90%)
3.72%	10/15/37	[1,2]	1,300,000	1,276,127
SREIT Trust,
Series 2021-MFP, Class A
(LIBOR USD 1-Month plus 0.73%)
3.55%	11/15/38	[1,2]	1,130,000	1,090,159
VMC Finance LLC,
Series 2019-FL3, Class A
(LIBOR USD 1-Month plus 1.10%)
4.04%	09/15/36	[1,2]	101,945	101,043
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
3.69%	12/15/34	[1,2]	1,100,000	1,061,962

				6,257,488

Non-Agency Mortgage-Backed — 11.52%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 11/25/22)
7.40%	06/25/32		11,827	11,485
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
3.27%	05/25/35	[4]	20,106	19,290
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 10/25/22)
2.86%	07/25/59	[1]	161,923	154,317
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		17,400	16,510

See accompanying Notes to Financial Statements.

215 / Semi-Annual Report September 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R10, Class M3
(LIBOR USD 1-Month plus 0.68%)
3.76%	01/25/36	[2]	$590,362	$581,439
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-
Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
3.79%	11/25/35	[2]	765,017	752,070
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		2,639	2,550
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
3.83%	03/25/35	[2]	115,500	114,800
Bear Stearns Asset-Backed Securities Trust,
Series 2006-2, Class M5
(LIBOR USD 1-Month plus 2.03%)
5.11%	07/25/36	[2]	663,502	660,510
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
3.35%	05/25/37	[2]	214,775	211,106
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
2.62%	02/25/34	[4]	121	121
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(LIBOR USD 1-Month plus 0.44%)
3.52%	11/25/36	[2]	616,071	605,296
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.01%)
4.09%	10/25/35	[2]	739,554	729,690
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
2.61%	11/25/32	[4]	16,366	15,647
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
3.73%	07/19/44	[2]	79,938	72,054
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
3.98%	10/25/35	[2]	1,041,959	1,020,664
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
3.86%	09/25/35	[2]	629,129	624,101
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
3.34%	08/25/36	[2]	504,122	501,663

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/36	[2]	$700,460	$679,130
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28		1	1
GSAA Home Equity Trust,
Series 2005-MTR1, Class A4
(LIBOR USD 1-Month plus 0.74%)
3.82%	10/25/35	[2]	24,000	24,001
GSAMP Trust,
Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.69%)
3.77%	11/25/35	[2]	278,562	275,598
GSAMP Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
3.40%	05/25/46	[2]	101,043	100,955
HomeBanc Mortgage Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.54%)
3.62%	10/25/35	[2]	6,562	6,562
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.54%)
3.62%	12/25/35	[2]	81,523	80,864
HSI Asset Securitization Corp. Trust,
Series 2006-OPT2, Class M2
(LIBOR USD 1-Month plus 0.59%)
3.67%	01/25/36	[2]	469,714	462,720
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.86%	12/25/34	[2]	273,913	215,008
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
3.52%	10/25/34	[4]	73,098	67,507
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A5
(LIBOR USD 1-Month plus 0.24%)
3.32%	05/25/37	[2]	1,485,910	1,470,269
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
2.13%	04/25/35	[4]	68,969	67,432
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
3.61%	10/25/34	[4]	24,858	24,288
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I2A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	01/25/47	[2]	412,189	406,396
MASTR Asset-Backed Securities Trust,
Series 2005-OPT1, Class M3
(LIBOR USD 1-Month plus 0.69%)
3.77%	03/25/35	[2]	48,872	48,850

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 216

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
3.74%	10/25/32	[4]	$17,561	$17,193
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
5.78%	12/25/32	[2]	131,920	125,240
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
3.72%	02/25/35	[2]	447,453	434,371
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35	[1,4]	78,263	77,579
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1 (STEP-reset date 11/28/22)
3.00%	05/25/36	[1]	143,586	142,065
Ownit Mortgage Loan Trust,
Series 2006-3, Class A2D
(LIBOR USD 1-Month plus 0.54%)
3.62%	03/25/37	[2]	643,612	621,672
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
4.03%	06/25/35	[2]	120,733	120,138
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	11,593
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
3.58%	04/25/36	[2]	351,836	348,986
Residential Asset Securities Corp.,
Series 2006-KS7, Class A4
(LIBOR USD 1-Month plus 0.24%)
3.32%	09/25/36	[2]	91,567	91,400
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.07%	12/25/34	[4]	55,089	48,298
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
3.76%	06/25/35	[2]	709,464	702,914
Soundview Home Loan Trust,
Series 2006-OPT3, Class 2A3
(LIBOR USD 1-Month plus 0.34%)
3.42%	06/25/36	[2]	65,121	65,066
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
3.80%	09/25/35	[2]	192,910	190,732
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	07/25/36	[1,2]	151,887	150,744

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	04/25/36	[2]	$343,346	$334,590
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[1,5,6]	1,068,898	12,768
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus
1.40%)
2.50%	06/25/42	[2]	9,353	8,598
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.45%	06/25/33	[4]	29,071	27,405
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
3.58%	06/25/35	[2]	87,702	70,544

				13,624,790

U.S. Agency Commercial Mortgage-Backed — 3.05%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ28, Class A1
1.77%	02/25/25		77,974	76,717
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ29, Class A1
0.74%	01/25/26		290,866	274,064
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26		273,881	263,100
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ32, Class A1
0.52%	06/25/25		486,557	457,261
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26		448,518	407,066
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.75%	09/25/25	[4]	3,383,647	77,839
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus
0.74%)
2.11%	05/25/44	[2]	122,832	122,881
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class APT1
2.94%	04/25/46	[4]	66,909	66,720

See accompanying Notes to Financial Statements.

217 / Semi-Annual Report September 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2007-12, Class C
5.28%	04/16/41	[4]	$53,390	$53,280
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44	[4]	108,113	107,930
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44	[4]	238,254	231,983
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.00%	10/16/51	[4]	2,427,442	24
Ginnie Mae,
Series 2011-58, Class C
3.87%	08/16/51	[4]	2,533	2,528
Ginnie Mae,
Series 2011-92, Class C
3.74%	04/16/52	[4]	1,028,254	973,282
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53	[4]	1,661,040	15,451
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54	[4]	485,195	474,944

				3,605,070

U.S. Agency Mortgage-Backed — 21.71%
Fannie Mae Pool 254548
5.50%	12/01/32		53,429	54,691
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.61%)
1.90%	11/01/32	[2]	5,895	5,789
Fannie Mae Pool 555424
5.50%	05/01/33		35,544	36,245
Fannie Mae Pool 567002
8.00%	05/01/23		150	150
Fannie Mae Pool 655133
7.00%	08/01/32		5,546	5,594
Fannie Mae Pool 655151
7.00%	08/01/32		4,583	4,594
Fannie Mae Pool 762525
6.50%	11/01/33		8,955	8,965
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
2.94%	04/01/34	[2]	57,228	56,480
Fannie Mae Pool AD0538
6.00%	05/01/24		5,211	5,238
Fannie Mae Pool AE0443
6.50%	10/01/39		40,926	43,024
Fannie Mae Pool AL0851
6.00%	10/01/40		35,975	37,550
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
7.11%	05/25/23	[2]	40	41

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	$661	$654
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
4.03%	10/25/31	[2]	51,344	51,920
Fannie Mae REMICS,
Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
4.08%	08/25/31	[2]	52,893	53,471
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	7,626	7,666
Fannie Mae REMICS,
Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
3.53%	04/25/34	[2]	143,507	143,673
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34	[2]	10,049	9,180
Fannie Mae REMICS,
Series 2005-73, Class DF
(LIBOR USD 1-Month plus 0.25%)
3.33%	08/25/35	[2]	84,773	84,082
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
3.62%	07/25/37	[2]	58,804	6,514
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
3.48%	10/25/40	[2]	36,103	35,913
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
3.15%	11/25/36	[2]	212,006	22,177
Fannie Mae REMICS,
Series 2010-95, Class FB
(LIBOR USD 1-Month plus 0.40%)
3.48%	09/25/40	[2]	48,976	48,825
Fannie Mae REMICS,
Series 2011-47, Class GF
(LIBOR USD 1-Month plus 0.57%)
3.65%	06/25/41	[2]	708,061	707,081
Fannie Mae REMICS,
Series 2018-79, Class FA
(LIBOR USD 1-Month plus 0.25%)
3.33%	11/25/48	[2]	46,203	45,682
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	01/25/50	[2]	101,494	101,230

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 218

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
3.58%	03/25/50	[2]	$312,421	$311,065
Freddie Mac Pool SD8189
2.50%	01/01/52		687,382	579,261
Freddie Mac Pool SD8199
2.00%	03/01/52		776,272	628,825
Freddie Mac REMICS,
Series 1526, Class L
6.50%	06/15/23		132	133
Freddie Mac REMICS,
Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
3.77%	10/15/31	[2]	39,532	39,949
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
3.42%	10/15/33	[2]	347,586	350,161
Freddie Mac REMICS,
Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
3.14%	10/15/34	[2]	40,298	40,298
Freddie Mac REMICS,
Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
3.52%	08/15/35	[2]	222,896	223,736
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
3.12%	08/15/35	[2]	207,441	205,995
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
3.12%	08/15/35	[2]	41,672	41,381
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
3.22%	11/15/40	[2]	15,763	15,762
Freddie Mac REMICS,
Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
3.32%	07/15/41	[2]	139,072	138,644
Freddie Mac REMICS,
Series 3907, Class FM
(LIBOR USD 1-Month plus 0.35%)
3.17%	05/15/26	[2]	19,010	19,043
Freddie Mac REMICS,
Series 3946, Class FD
(LIBOR USD 1-Month plus 0.35%)
3.17%	04/15/41	[2]	34,674	34,672
Freddie Mac REMICS,
Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
3.17%	10/15/39	[2]	11,743	11,743

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
3.32%	06/15/42	[2]	$156,157	$155,853
Ginnie Mae (TBA)
2.50%	10/20/52		4,225,000	3,622,525
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.75%	10/20/31	[2]	4,868	4,761
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	06/20/32	[2]	66,855	66,358
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	07/20/32	[2]	5,746	5,644
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	04/20/33	[2]	50,056	49,440
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.75%	12/20/23	[2]	1,910	1,891
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	08/20/25	[2]	8,052	7,998
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
1.63%	08/20/42	[2]	40,120	39,813
Ginnie Mae,
Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
3.41%	10/20/32	[2]	44,278	44,307
Ginnie Mae,
Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
3.41%	10/20/32	[2]	65,315	65,358
Ginnie Mae,
Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
3.96%	01/16/34	[2]	297,829	301,356
Ginnie Mae,
Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
3.74%	10/16/39	[2]	68,444	69,617
Ginnie Mae,
Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
3.39%	07/16/39	[2]	22,417	22,513

See accompanying Notes to Financial Statements.

219 / Semi-Annual Report September 2022

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37	[2]	$1,055,052	$7,736
UMBS (TBA)
2.00%	10/01/52		825,000	667,084
2.00%	11/01/52		2,550,000	2,061,649
2.50%	10/01/52		2,300,000	1,930,186
2.50%	11/01/52		3,075,000	2,580,099
3.00%	10/01/52		4,675,000	4,062,508
3.50%	10/01/52		200,000	179,788
4.00%	10/01/52		825,000	764,773
4.50%	10/01/52		2,125,000	2,022,455
5.00%	10/01/52		2,800,000	2,728,264

				25,679,073

Total Mortgage-Backed
(Cost $51,017,979)				49,166,421

MUNICIPAL BONDS — 1.42%*

Colorado — 0.78%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		965,000	926,804

Florida — 0.64%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
2.32%	10/01/22		755,000	755,000

Total Municipal Bonds
(Cost $1,720,000)				1,681,804

U.S. TREASURY SECURITIES — 23.52%

U.S. Agency Discount Notes — 1.94%
U.S. International Development Finance Corp.,
Series 2
1.49%	08/15/31		2,607,568	2,289,543

U.S. Treasury Notes — 21.58%
U.S. Treasury Notes
2.75%	08/15/32		190,000	173,850
3.13%	07/31/24		8,030,000	7,849,659
3.25%	08/31/24		3,165,000	3,107,944
3.50%	09/15/25		5,360,000	5,251,125
3.88%	09/30/27		2,570,000	2,579,035
4.13%	09/30/24		6,560,000	6,563,459

				25,525,072

Total U.S. Treasury Securities
(Cost $28,415,126)				27,814,615

Total Bonds — 104.94%
(Cost $128,708,113)				124,115,216

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 8.34%

Money Market Funds — 3.01%
Dreyfus Government Cash Management Fund
2.75%[7]		263,500	$263,500
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
2.80%[7]		3,294,500	3,294,500

			3,558,000

U.S. Agency Discount Notes — 5.33%
Federal Home Loan Bank
1.04%[8]	06/14/24	$ 2,430,000	2,294,521
1.20%[8]	12/23/24	3,660,000	3,411,273
1.61%[8]	09/04/24	635,000	600,853

			6,306,647

Total Short-Term Investments
(Cost $10,283,000)			9,864,647

Total Investments - 113.28%
(Cost $138,991,113)			133,979,863

Liabilities in Excess of Other Assets - (13.28)%			(15,702,174)

Net Assets - 100.00%			$118,277,689

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $12,768, which is 0.01% of total net assets.
[7]	Represents the current yield as of September 30, 2022.
[8]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 220

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 414,321	EUR 391,000	Citigroup Global Markets, Inc.	10/07/22	$31,094

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	126	12/30/22	$25,879,219	$(382,935)	$(382,935)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	197	12/30/22	(21,179,039)	731,478	731,478
U.S. Treasury Ten-Year Ultra Bond	42	12/20/22	(4,976,344)	292,423	292,423
U.S. Treasury Ultra Bond	12	12/20/22	(1,644,000)	153,766	153,766

			(27,799,383)	1,177,667	1,177,667

TOTAL FUTURES CONTRACTS			$(1,920,164)	$794,732	$794,732

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	$390	$15,681	$14,553	$1,128

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

221 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BONDS – 115.66%

ASSET-BACKED SECURITIES — 15.02%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$200,883	$210,938
AGL CLO 13 Ltd.,
Series 2021-13A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.87%	10/20/34	[1,2,3]	3,010,000	2,878,728
AIG CLO Ltd.,
Series 2018-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	04/20/32	[1,2,3]	15,800,000	15,081,890
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.43%	01/21/32	[1,2,3]	5,270,000	5,038,278
AMSR Trust,
Series 2020-SFR1, Class G
4.31%	04/17/37	[1]	10,503,000	9,752,270
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37	[1]	6,000,000	5,633,789
AMSR Trust,
Series 2022-SFR3, Class E1
4.00%	10/17/39	[1]	10,000,000	8,423,109
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
3.77%	04/20/31	[1,2,3]	5,000,000	4,881,560
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.65%)
3.73%	08/25/34	[1,2]	502,182	499,725
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.64%	01/25/35	[1,2]	310,528	309,088
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
3.53%	04/25/35	[1,2]	507,220	479,716
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
4.41%	04/20/33	[1,2,3]	10,000,000	9,530,274
BlueMountain CLO XXX Ltd.,
Series 2020-30A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
3.70%	04/15/35	[1,2,3]	10,050,000	9,801,765

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
4.21%	07/20/29	[1,2,3]	$5,650,000	$5,367,613
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.80%	02/25/30	[2]	6,670	6,659
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28	[1]	19,250	6,060,758
Carvana Auto Receivables Trust,
Series 2021-N4, Class R
0.00%	09/12/28	[1]	19,100	5,849,693
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28	[1]	14,200	6,448,729
Carvana Auto Receivables Trust,
Series 2022-N1, Class R
0.00%	12/11/28	[1]	71,000	12,454,938
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29	[1]	54,850	9,571,047
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.91%	10/25/34	[1,2,3]	1,000,000	961,500
CF Hippolyta Issuer, LLC,
Series 2020-1, Class B1
2.28%	07/15/60	[1]	7,364,028	6,452,813
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
3.94%	06/25/42	[1,2]	1,591,333	1,461,691
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.44%	03/15/52	[1,4]	3,608,910	153,992
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.21%	10/15/52	[1,4]	4,742,672	214,665
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50	[1]	5,197,000	4,471,862
CoreVest American Finance Trust,
Series 2020-3, Class XA (IO)
3.85%	08/15/53	[1,4]	13,860,161	1,308,165
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
4.02%	12/15/52	[1,4]	23,858,124	2,410,071
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.97%	12/15/52	[1,4]	12,500,000	1,417,442
CoreVest American Finance Trust,
Series 2021-3, Class XA (IO)
2.54%	10/15/54	[1,4]	74,113,822	6,042,730

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 222

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
DataBank Issuer,
Series 2021-1A, Class A2
2.06%	02/27/51	[1]	$9,565,000	$8,210,227
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.73%	11/15/28	[1,2,3]	6,413,821	6,323,065
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
3.76%	01/15/34	[1,2,3]	8,000,000	7,731,200
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
4.43%	07/26/66	[1,2]	13,296,053	13,154,217
ECMC Group Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	05/25/67	[1,2]	12,462,599	12,277,872
Edsouth Indenture No. 3 LLC,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
3.81%	04/25/39	[1,2]	59,357	58,659
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
4.13%	03/25/36	[2]	36,840	36,799
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
4.43%	03/25/36	[1,2]	1,497,770	1,489,188
Flexential Issuer,
Series 2021-1A, Class C
6.93%	11/27/51	[1]	9,755,000	8,395,458
GBX Leasing,
Series 2022-1, Class A
2.87%	02/20/52	[1]	9,812,664	8,489,637
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29	[1,3]	462,839	448,194
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
3.45%	08/25/42	[2]	286,197	261,832
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
4.21%	01/20/33	[1,2,3]	3,905,000	3,677,456
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
4.36%	08/05/33	[1,2,3]	10,150,000	9,736,793

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67	[1]	$5,357,841	$4,698,210
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	3,047,015	2,771,292
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.59%	04/20/28	[1,2,3]	1,125,454	1,115,493
Magnetite XXI Ltd.,
Series 2019-21A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
4.06%	04/20/34	[1,2,3]	8,000,000	7,460,000
Nelnet Student Loan Trust,
Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
2.98%	01/25/38	[2]	2,274,256	2,001,048
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.68%	10/27/36	[1,2]	68,260	67,414
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
4.03%	11/25/48	[1,2]	1,865,000	1,832,817
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
3.67%	04/25/46	[1,2]	1,418,665	1,396,382
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
3.98%	06/25/54	[1,2]	11,000,000	10,687,698
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.67%	07/15/36	[1,2,3]	11,700,000	11,196,900
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
3.85%	02/24/37	[1,2,3]	11,000,000	10,572,650
OHA Credit Funding 8 Ltd.,
Series 2021-8A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
4.24%	01/18/34	[1,2,3]	6,650,000	6,208,639
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.99%	11/15/31	[1,2,3]	7,200,000	7,030,800

See accompanying Notes to Financial Statements.

223 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.46%	01/20/34	[1,2,3]	$4,850,000	$4,489,446
Progress Residential Trust,
Series 2019-SFR3, Class F
3.87%	09/17/36	[1]	8,200,000	7,828,232
Progress Residential Trust,
Series 2020-SFR1, Class H
5.27%	04/17/37	[1]	7,100,000	6,561,758
Progress Residential Trust,
Series 2021-SFR2, Class G
4.25%	04/19/38	[1]	7,956,000	6,856,956
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26	[1]	3,700,000	3,211,085
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26	[1]	15,752,000	13,665,052
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
4.11%	10/15/32	[1,2,3]	3,890,000	3,598,725
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45	[1]	7,905,000	7,507,950
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37	[4,5,6]	9,394,906	8,272,654
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
3.20%	08/15/31	[2]	347,238	319,255
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.89%	12/15/32	[2]	1,834,150	1,833,980
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29	[1]	6,250	3,095,870
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
3.88%	12/15/68	[2]	3,290,043	3,185,086
SLM Student Loan Trust,
Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
4.04%	03/15/33	[1,2]	1,559,096	1,529,573
SLM Student Loan Trust,
Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
3.86%	09/15/39	[2]	2,321,073	2,174,977

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
3.15%	01/25/40	[2]	$7,007,775	$6,439,427
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
3.25%	07/25/39	[2]	410,562	380,657
SLM Student Loan Trust,
Series 2005-3, Class B
(LIBOR USD 3-Month plus 0.15%)
2.93%	04/25/40	[2]	2,254,497	2,048,519
SLM Student Loan Trust,
Series 2006-8, Class B
(LIBOR USD 3-Month plus 0.23%)
3.01%	01/25/41	[2]	2,751,266	2,535,828
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
3.53%	10/27/70	[2]	2,195,000	1,902,291
SLM Student Loan Trust,
Series 2007-8, Class B
(LIBOR USD 3-Month plus 1.00%)
3.78%	04/27/83	[2]	4,281,635	4,191,841
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	01/25/83	[2]	1,000,000	840,633
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.98%	04/26/83	[2]	710,000	649,573
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.43%	07/25/22	[2]	873,006	873,168
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	04/25/73	[2]	710,000	685,479
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/25/73	[2]	7,315,000	7,146,848
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.88%	07/25/23	[2]	9,664,262	9,486,486
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	710,000	666,322
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.63%	07/26/83	[2]	820,000	724,447

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 224

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/75	[2]	$735,000	$708,141
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.03%	10/25/83	[2]	7,235,000	7,212,316
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
3.83%	01/25/45	[1,2]	5,768,128	5,606,499
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
4.03%	09/25/28	[2]	686,475	666,488
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.78%	01/25/29	[2]	1,026,569	987,897
SLM Student Loan Trust,
Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
4.88%	09/25/43	[2]	2,200,000	2,097,909
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.63%	06/25/43	[2]	898,400	871,649
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
3.68%	02/26/29	[2]	884,166	842,015
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44	[1]	5,000,000	4,711,914
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	[1]	1,411,041	1,434,658
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	1,030,257	1,057,052
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	150,000	138,449
TAL Advantage VII LLC,
Series 2020-1A, Class A
2.05%	09/20/45	[1]	8,453,000	7,416,344
Textainer Marine Containers VII Ltd.,
Series 2020-2A, Class A
(Bermuda)
2.10%	09/20/45	[1,3]	10,388,395	8,950,311
Textainer Marine Containers VII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45	[1,3]	7,116,600	6,205,466

Issues	Maturity Date		Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45	[1]	$3,043,150	$2,637,397
TIF Funding II, LLC,
Series 2021-1A, Class B
2.54%	02/20/46	[1]	3,439,792	2,846,941
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.88%	10/20/34	[1,2,3]	12,500,000	11,964,462
Triton Container Finance VIII, LLC,
Series 2021-1A, Class B
2.58%	03/20/46	[1]	2,674,213	2,302,326

Total Asset-Backed Securities
(Cost $506,706,217)				471,865,790

BANK LOANS — 3.84%*

Automotive — 0.01%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/30/26	[2]	507,125	481,241

Communications — 0.22%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
6.80%	12/17/27	[2]	1,488,665	1,407,160
Connect Finco SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	12/11/26	[2]	1,678,197	1,567,025
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
5.32%	04/15/27	[2]	1,031,486	967,668
Term Loan, 1st Lien
(LIBOR plus 2.25%)
5.07%	07/17/25	[2]	530,959	508,064
EW Scripps Co.,
Term Loan B3, 1st Lien
(LIBOR plus 2.75%)
5.87%	01/07/28	[2]	239,819	232,518
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	04/11/25	[2]	1,190,492	1,160,729
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
6.12%	03/09/27	[2]	113,487	95,386
(SOFR plus 4.25%)
7.28%	03/09/27	[2]	1,052,965	920,423

				6,858,973

See accompanying Notes to Financial Statements.

225 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary — 0.40%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
6.49%	12/23/27	[2]	$1,477,500	$1,307,595
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	10/01/26	[2]	3,447,500	3,216,724
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	03/31/28	[2]	5,752,194	5,190,550
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	10/22/26	[2]	2,920,138	2,806,982

				12,521,851

Electric — 0.03%
CommScope, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 3.25%)
6.37%	04/06/26	[2]	330,767	306,373
Homer City Generation LP,
Term Loan, 1st Lien
(LIBOR plus 11.00%)
15.00%	04/05/23	[2,5,6]	555,047	333,029
Vistra Operations Co., LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.74% - 4.87%	12/31/25	[2]	281,262	272,297

				911,699

Entertainment — 0.10%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.00%	02/28/25	[2]	1,924,096	829,507
Crown Finance U.S., Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 7.00%)
7.00%	05/23/24	[2]	1,141,689	1,360,751
Term Loan, 1st Lien
(SOFR plus 9.00%)
13.27%	09/07/23	[2,7]	871,870	890,641

				3,080,899

Finance — 0.20%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
5.26%	12/01/27	[2]	1,974,874	1,928,465
DCG Acquisition Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.62%	09/30/26	[2]	368,440	344,797

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
6.78%	04/09/27	[2]	$201,228	$190,329
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.37%	10/23/28	[2]	497,500	458,399
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.31%	05/06/29	[2]	3,579,688	3,351,482

				6,273,472

Food — 0.10%
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.06% - 5.37%	08/03/25	[2]	772,335	748,802
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	09/23/27	[2]	2,456,250	2,288,476

				3,037,278

Gaming — 0.09%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
7.03%	01/26/29	[2]	692,942	644,797
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
7.67%	04/26/28	[2]	1,021,687	973,162
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
5.88%	05/03/29	[2]	612,378	590,179
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.91%	04/13/29	[2]	587,502	572,227

				2,780,365

Health Care — 0.30%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.76%	01/15/25	[2]	175,812	172,058
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(PRIME plus 1.50%)
6.39%	03/01/24	[2]	638,502	637,349
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.00%)
5.67%	12/30/26	[2]	775,053	755,676

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
5.12%	11/15/27	[2]	$2,568,651	$2,443,969
Horizon Therapeutics USA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.88%	03/15/28	[2]	792,514	763,044
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	05/05/28	[2]	569,749	551,791
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.42%	03/31/27	[2]	1,128,270	999,930
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.87%	02/01/28	[2]	264,840	251,697
PetVet Care Centers LLC,
Term Loan B3, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/14/25	[2]	172,561	160,266
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
6.07%	11/15/28	[2]	2,513,370	2,404,202
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
8.62%	06/26/26	[2]	248,125	180,316

				9,320,298

Industrials — 0.85%
Arterrsa Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
7.17%	03/06/25	[2]	1,975,000	1,618,512
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.40%)
7.00%	05/11/29	[2]	298,880	291,782
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
4.18%	07/01/26	[2]	4,807,567	4,665,912
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.28%)
7.31%	04/13/29	[2]	1,496,250	1,415,625
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
8.12%	08/02/27	[2]	2,866,500	2,677,497

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
7.33%	04/26/29	[2]	$244,981	$233,235
II-VI, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.31%	07/02/29	[2]	457,174	443,841
Ingram Micro, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	06/30/28	[2]	663,874	648,107
Liqui-Box Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.57%	02/26/27	[2]	1,710,625	1,541,273
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.92%	04/15/28	[2]	3,456,250	2,799,562
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.02%	08/03/26	[2]	1,702,712	1,566,495
(LIBOR plus 3.75%)
6.87%	08/03/26	[2]	3,438,750	3,163,650
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.04% - 6.73%	03/11/25	[2]	3,201,413	3,014,930
TransDigm, Inc.,
Term Loan E, 1st Lien
(LIBOR plus 2.25%)
5.92%	05/30/25	[2]	486,250	467,865
Term Loan F, 1st Lien
(LIBOR plus 2.25%)
5.92%	12/09/25	[2]	459,745	441,599
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	08/12/24	[2]	2,160,548	1,903,983

				26,893,868

Information Technology — 0.56%
AppLovin Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.93%	08/15/25	[2]	3,737,054	3,628,062
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
6.58%	02/15/29	[2,8]	427,091	383,741
Central Parent, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
6.61%	07/06/29	[2]	1,303,729	1,258,992

See accompanying Notes to Financial Statements.

227 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
7.37%	12/16/25	[2]	$935,750	$864,984
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	08/14/25	[2]	5,131,696	4,765,268
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.96%	10/01/27	[2]	2,226,015	2,126,957
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
7.39%	05/02/29	[2]	160,000	151,400
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.30%	09/23/26	[2]	608,453	590,723
Proofpoint, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.32%	08/31/28	[2]	149,623	140,874
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.82%	04/24/28	[2]	159,597	149,933
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
7.17%	10/07/27	[2]	195,919	188,817
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.14%	03/04/28	[2]	3,703,926	3,264,085

				17,513,836

Insurance — 0.08%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
6.62%	02/15/27	[2]	1,129,723	1,036,046
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
6.77%	08/21/28	[2]	1,000,000	855,625
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
6.07%	12/23/26	[2]	783,005	666,048

				2,557,719

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Materials — 0.08%
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67%	07/03/28	[2]	$2,814,535	$2,527,452

Real Estate Investment Trust (REIT) — 0.19%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.80%	07/17/28	[2,9]	3,012,028	2,434,095
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
6.06%	02/17/28	[2]	3,910,450	3,578,062

				6,012,157

Retail — 0.39%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.46%	04/20/28	[2]	2,397,259	2,328,937
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
5.07%	02/19/28	[2]	3,881,421	3,722,419
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
4.87%	11/19/26	[2,3]	699,516	670,598
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.62%	03/31/28	[2]	3,555,000	3,395,025
Level 3 Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.87%	03/01/27	[2]	2,131,128	2,029,399

				12,146,378

Services — 0.18%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.67% - 8.17%	01/29/27	[2]	3,316,498	3,178,316
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.31%	08/01/27	[2]	1,246,791	1,188,224
Element Materials Technology Group U.S. Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
7.28%	06/22/29	[2,10]	269,491	254,332
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.82%	12/15/28	[2]	587,066	558,998

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
6.93%	02/23/29	[2]	$356,769	$337,146
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
7.12%	11/02/27	[2]	172,572	163,656

				5,680,672

Transportation — 0.06%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
10.37%	09/01/27	[2]	2,155,000	1,993,375

Total Bank Loans
(Cost $129,271,422)				120,591,533

CORPORATES — 31.84%*
Automotive — 0.01%
Allison Transmission, Inc.
3.75%	01/30/31	[1]	196,000	150,879

Banking — 6.59%
Bank of America Corp.
2.30%	07/21/32	[4]	6,275,000	4,706,235
2.57%	10/20/32	[4]	1,645,000	1,260,059
2.69%	04/22/32	[4]	1,240,000	967,093
2.97%	02/04/33	[4]	1,075,000	842,853
3.42%	12/20/28	[4]	1,955,000	1,734,815
Bank of America Corp.
(MTN)
1.32%	06/19/26	[4]	571,000	506,705
1.92%	10/24/31	[4]	4,565,000	3,380,975
2.09%	06/14/29	[4]	9,525,000	7,749,584
3.97%	03/05/29	[4]	790,000	714,544
(LIBOR USD 3-Month plus 0.65%)
3.73%	12/01/26	[2]	4,400,000	4,079,707
Bank of America Corp.,
Series N
1.66%	03/11/27	[4]	11,725,000	10,178,508
2.65%	03/11/32	[4]	1,200,000	935,951
Bank of America Corp.,
Series RR
4.38%[4,11]			2,340,000	1,899,470
Comerica, Inc.
5.63%[4,11]			2,145,000	2,108,986
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27	[1,3,4]	6,855,000	5,564,435
3.09%	05/14/32	[1,3,4]	7,920,000	5,573,184
3.75%	03/26/25	[3]	2,090,000	1,949,148
3.87%	01/12/29	[1,3,4]	785,000	642,301
6.54%	08/12/33	[1,3,4]	7,729,000	6,961,024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33	[3]	$1,920,000	$1,130,275
Discover Bank
(BKNT)
3.45%	07/27/26		2,811,000	2,562,428
DNB Bank ASA
(Norway)
1.13%	09/16/26	[1,3,4]	165,000	144,259
1.61%	03/30/28	[1,3,4]	6,000,000	5,002,940
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29	[3,4]	638,000	591,030
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27	[3,4]	2,340,000	1,958,267
1.75%	07/24/27	[3,4]	1,425,000	1,285,008
2.01%	09/22/28	[3,4]	290,000	233,418
2.10%	06/04/26	[3,4]	3,620,000	3,244,814
2.21%	08/17/29	[3,4]	14,100,000	10,972,731
2.80%	05/24/32	[3,4]	2,150,000	1,582,831
3.97%	05/22/30	[3,4]	1,765,000	1,493,201
4.29%	09/12/26	[3,4]	390,000	367,836
4.76%	06/09/28	[3,4]	2,260,000	2,075,961
JPMorgan Chase & Co.
0.97%	06/23/25	[4]	6,645,000	6,153,311
1.58%	04/22/27	[4]	10,020,000	8,675,719
2.01%	03/13/26	[4]	5,000,000	4,578,949
2.58%	04/22/32	[4]	1,895,000	1,469,402
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27	[3,4]	2,000,000	1,702,975
2.91%	11/07/23	[3,4]	4,490,000	4,479,259
3.57%	11/07/28	[3,4]	2,325,000	2,041,758
3.75%	03/18/28	[3,4]	1,020,000	919,176
3.87%	07/09/25	[3,4]	8,725,000	8,417,326
4.98%	08/11/33	[3,4]	685,000	600,711
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25	[1,3,4]	2,000,000	1,822,012
2.69%	06/23/32	[1,3,4]	2,290,000	1,742,012
2.87%	01/14/33	[1,3,4]	7,960,000	5,994,169
3.19%	11/28/23	[1,3,4]	3,241,000	3,232,144
4.44%	06/21/33	[1,3,4]	170,000	145,988
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25	[3,4]	7,587,000	7,377,408
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25	[3,4]	7,075,000	6,539,321
1.53%	08/21/26	[3,4]	1,210,000	1,050,213
1.67%	06/14/27	[3,4]	2,620,000	2,175,055
3.37%	01/05/24	[3,4]	900,000	894,464
4.80%	11/15/24	[3,4]	6,211,000	6,127,424

See accompanying Notes to Financial Statements.

229 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Santander UK PLC
(United Kingdom)
5.00%	11/07/23	[1,3]	$3,415,000	$3,388,261
U.S. Bancorp
3.70%[4,11]			1,980,000	1,493,992
Wells Fargo & Co.
(MTN)
2.39%	06/02/28	[4]	3,665,000	3,147,569
2.57%	02/11/31	[4]	7,525,000	6,032,663
2.88%	10/30/30	[4]	3,848,000	3,169,525
3.35%	03/02/33	[4]	18,320,000	14,898,019
4.90%	07/25/33	[4]	4,740,000	4,360,270

				207,029,671

Communications — 3.87%
AT&T, Inc.
2.55%	12/01/33		2,346,000	1,741,875
3.80%	12/01/57		10,051,000	6,728,857
4.30%	12/15/42		2,300,000	1,817,529
4.50%	05/15/35		2,150,000	1,873,303
4.75%	05/15/46		1,875,000	1,577,190
5.25%	03/01/37		6,985,000	6,471,458
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,3]	300,000	246,000
Cable One, Inc.
4.00%	11/15/30	[1]	815,000	635,700
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50		3,685,000	2,692,077
5.38%	05/01/47		3,050,000	2,354,752
5.75%	04/01/48		2,347,000	1,898,535
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		2,885,000	2,216,645
Cogent Communications Group, Inc.
7.00%	06/15/27	[1]	1,025,000	972,199
CommScope, Inc.
6.00%	03/01/26	[1]	2,187,000	2,017,070
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1]	8,511,000	1,704,753
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	4,505,000	3,661,883
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	1,329,000	1,043,329
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	7,112,000	6,053,615
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,12,13	7,892,000	—
9.75%	07/15/25	†,1,3,5,6,12,13	6,820,000	—

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Level 3 Financing, Inc.
3.40%	03/01/27	[1]	$1,130,000	$946,728
3.75%	07/15/29	[1]	1,750,000	1,285,909
3.88%	11/15/29	[1]	6,680,000	5,276,206
4.63%	09/15/27	[1]	592,000	491,384
Lumen Technologies, Inc.
4.50%	01/15/29	[1]	3,000,000	2,122,500
5.38%	06/15/29	[1]	3,796,000	2,829,837
National CineMedia LLC
5.88%	04/15/28	[1]	786,000	450,449
Netflix, Inc.
4.63%	05/15/29		3,910,000	3,590,586
Scripps Escrow, Inc.
5.88%	07/15/27	[1]	2,082,000	1,821,750
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44	[1]	8,494,000	6,529,811
Sirius XM Radio, Inc.
3.88%	09/01/31	[1]	545,000	423,857
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25	[1]	9,715,625	9,581,635
5.15%	03/20/28	[1]	12,400,000	12,144,348
Tencent Holdings Ltd.
(Cayman Islands)
3.84%	04/22/51	[1,3]	3,585,000	2,426,538
Time Warner Cable LLC
5.50%	09/01/41		4,443,000	3,497,564
T-Mobile USA, Inc.
2.25%	02/15/26		2,557,000	2,291,822
2.55%	02/15/31		2,190,000	1,737,057
2.63%	02/15/29		565,000	466,908
3.88%	04/15/30		10,237,000	9,086,638
4.38%	04/15/40		2,000,000	1,633,597
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50	[3]	50,000	35,989
4.88%	06/19/49	[3]	1,328,000	1,047,584
5.25%	05/30/48	[3]	6,292,000	5,228,233
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[1,3]	1,232,000	942,165

				121,595,865

Consumer Discretionary — 1.70%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
4.70%	02/01/36		3,200,000	2,887,878
4.90%	02/01/46		3,921,000	3,416,890
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	3,585,000	3,440,717
5.15%	05/15/38	[1,3]	1,500,000	1,295,213
BAT Capital Corp.
2.73%	03/25/31		915,000	677,391
4.54%	08/15/47		500,000	332,389
4.70%	04/02/27		1,390,000	1,297,029

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 230

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
5.65%	03/16/52		$4,125,000	$3,173,789
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	1,865,000	843,981
Becle, SAB de CV
(Mexico)
2.50%	10/14/31	[1,3]	4,450,000	3,450,174
Constellation Brands, Inc.
4.35%	05/09/27		3,220,000	3,094,970
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[1,3]	1,500,000	1,433,878
3.50%	07/26/26	[1,3]	2,520,000	2,284,774
4.25%	07/21/25	[1,3]	1,880,000	1,806,902
Reynolds American, Inc.
5.85%	08/15/45		12,245,000	9,673,075
WarnerMedia Holdings, Inc.
4.28%	03/15/32	[1]	5,000	4,120
5.05%	03/15/42	[1]	7,970,000	5,974,358
5.14%	03/15/52	[1]	11,287,000	8,216,083

				53,303,611

Consumer Products — 0.08%
Newell Brands, Inc.
4.10%	04/01/23		83,000	83,010
Spectrum Brands, Inc.
5.00%	10/01/29	[1]	3,000,000	2,433,750

				2,516,760

Electric — 1.12%
Alliant Energy Finance, LLC
3.60%	03/01/32	[1]	8,130,000	6,975,151
Cleco Power LLC
6.00%	12/01/40		825,000	816,684
Dominion Energy, Inc.
5.75%	10/01/54	[4]	2,515,000	2,343,253
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	1,356,369
Duke Energy Corp.
2.55%	06/15/31		3,750,000	2,941,682
3.85%	06/15/34		1,840,000	1,592,287
Eskom Holdings SOC Ltd.,
Series REGS
(South Africa)
7.13%	02/11/25	[3]	800,000	712,280
FirstEnergy Transmission LLC
2.87%	09/15/28	[1]	9,558,000	8,135,015
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,496,789
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[3]	350,000	276,395
Pike Corp.
5.50%	09/01/28	[1]	262,000	212,555

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Public Service Co. of New Mexico
3.85%	08/01/25		$5,565,000	$5,191,583
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28		2,190,000	2,023,404

				35,073,447

Energy — 2.46%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28	[1]	1,750,000	1,542,608
Ecopetrol SA
(Colombia)
6.88%	04/29/30	[3]	1,575,000	1,330,875
Energy Transfer LP
4.40%	03/15/27		1,448,000	1,350,381
4.95%	06/15/28		375,000	349,939
5.00%	05/15/50		1,902,000	1,488,243
5.15%	03/15/45		1,901,000	1,513,377
5.40%	10/01/47		4,716,000	3,844,118
6.13%	12/15/45		500,000	439,140
Energy Transfer LP,
Series B
6.63%[4,11]			3,889,000	2,853,547
Energy Transfer Operating LP
5.30%	04/15/47		1,765,000	1,418,352
6.25%	04/15/49		5,000	4,471
Enterprise Products Operating LLC
5.10%	02/15/45		823,000	705,670
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[1,3]	1,849,320	1,524,326
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29		4,137,000	3,731,160
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	336,000	221,592
4.75%	04/19/27	[3]	500,000	422,450
5.38%	04/24/30	[3]	2,129,000	1,692,689
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[3]	650,000	541,166
Kinder Morgan Energy Partners LP
5.00%	08/15/42		1,090,000	889,621
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26	[1]	1,929,000	1,719,586
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[1,3]	4,579,000	3,754,780
Petroleos Mexicanos
(Mexico)
1.70%	12/20/22	[3]	7,500	7,457
6.35%	02/12/48	[3]	557,000	299,419
6.75%	09/21/47	[3]	3,815,000	2,134,111
6.95%	01/28/60	[3]	1,595,000	883,088

See accompanying Notes to Financial Statements.

231 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
7.69%	01/23/50	[3]	$4,993,000	$3,065,752
Petronas Capital Ltd.
(Malaysia)
2.48%	01/28/32	[1,3]	2,550,000	2,079,079
3.50%	04/21/30	[1,3]	3,405,000	3,110,635
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30		2,000,000	1,679,186
4.50%	12/15/26		1,505,000	1,425,878
Qatar Energy
Series REGS
(Qatar)
2.25%	07/12/31	[3]	1,000,000	807,779
Rockies Express Pipeline LLC
4.80%	05/15/30	[1]	2,000,000	1,657,300
4.95%	07/15/29	[1]	1,000,000	860,080
6.88%	04/15/40	[1]	3,175,000	2,597,753
Ruby Pipeline LLC
8.00%	04/01/22	[1,5,6,12,13]	3,943,939	3,293,189
Saudi Arabian Oil Co.,
Series REGS
(Saudi Arabia)
1.63%	11/24/25	[3]	1,100,000	991,428
Southern Co. Gas Capital Corp.
3.25%	06/15/26		2,935,000	2,724,073
3.88%	11/15/25		2,410,000	2,308,766
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[3]	2,776,000	2,744,270
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		3,846,000	3,307,560
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27	[1,3]	3,629,500	3,328,016
Transocean Proteus Ltd.
(Cayman Islands)
6.25%	12/01/24	[1,3]	1,624,950	1,530,589
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27		3,877,000	3,529,815
Venture Global Calcasieu Pass LLC
3.88%	11/01/33	[1]	2,000,000	1,586,250

				77,289,564

Entertainment — 0.03%
Cinemark USA, Inc.
5.25%	07/15/28	[1]	1,018,000	791,495

Finance — 5.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	3,125,000	2,643,155
3.00%	10/29/28	[3]	11,100,000	8,953,715
3.30%	01/30/32	[3]	1,000,000	754,873
3.88%	01/23/28	[3]	1,090,000	948,402
Air Lease Corp.
2.25%	01/15/23		2,000,000	1,983,473

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
3.88%	07/03/23		$2,862,000	$2,838,667
American Express Co.,
Series D
3.55%[4,11]			2,350,000	1,807,953
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[1,3]	5,278,000	4,136,265
2.88%	02/15/25	[1,3]	4,555,000	4,130,865
3.95%	07/01/24	[1,3]	1,035,000	980,593
Capital One Financial Corp.
1.88%	11/02/27	[4]	2,970,000	2,531,978
3.27%	03/01/30	[4]	2,675,000	2,247,072
Charles Schwab Corp. (The)
1.95%	12/01/31		3,338,000	2,550,869
5.00%[4,11]			2,020,000	1,820,525
Citigroup, Inc.
1.46%	06/09/27	[4]	4,575,000	3,899,190
2.57%	06/03/31	[4]	6,390,000	5,035,079
2.67%	01/29/31	[4]	1,500,000	1,198,280
2.98%	11/05/30	[4]	2,380,000	1,960,744
3.06%	01/25/33	[4]	14,905,000	11,758,276
3.35%	04/24/25	[4]	530,000	511,455
Citigroup, Inc.,
Series VAR
3.07%	02/24/28	[4]	2,020,000	1,801,868
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24	[4]	5,565,000	5,284,144
1.95%	10/21/27	[4]	6,295,000	5,388,008
2.38%	07/21/32	[4]	6,585,000	4,978,565
2.62%	04/22/32	[4]	3,225,000	2,503,568
2.65%	10/21/32	[4]	18,803,000	14,434,153
3.27%	09/29/25	[4]	1,000,000	953,007
Intercontinental Exchange, Inc.
4.60%	03/15/33		2,870,000	2,679,282
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29	[1]	2,249,000	1,931,419
JPMorgan Chase & Co.
1.05%	11/19/26	[4]	6,095,000	5,283,692
1.56%	12/10/25	[4]	2,290,000	2,100,454
2.55%	11/08/32	[4]	4,150,000	3,158,156
2.60%	02/24/26	[4]	2,215,000	2,061,323
2.95%	02/24/28	[4]	2,625,000	2,327,729
2.96%	01/25/33	[4]	2,015,000	1,588,726
Morgan Stanley
0.79%	05/30/25	[4]	11,395,000	10,494,862
2.48%	09/16/36	[4]	2,450,000	1,756,861
2.95%	05/07/32	[4]	3,250,000	2,822,659
5.30%	04/20/37	[4]	4,490,000	4,051,637
Morgan Stanley
(GMTN)
0.79%	01/22/25	[4]	5,688,000	5,331,582
2.24%	07/21/32	[4]	4,715,000	3,547,698
Morgan Stanley
(MTN)
1.93%	04/28/32	[4]	3,360,000	2,474,890
2.51%	10/20/32	[4]	850,000	651,154

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 232

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[1,3,4]	$3,890,000	$3,351,800
3.77%	03/08/24	[1,3,4]	2,570,000	2,541,784
4.36%	08/01/24	[1,3,4]	2,490,000	2,455,075
Park Aerospace Holdings Ltd.
(Cayman Islands)
4.50%	03/15/23	[1,3]	455,000	452,407
5.50%	02/15/24	[1,3]	861,000	843,467
UBS Group AG
(Switzerland)
4.70%	08/05/27	[1,3,4]	1,935,000	1,838,191
Vonovia SE
(Georgia)
1.50%	06/14/41	[3]	600,000	321,745

				162,101,335

Food — 0.85%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26	[1]	2,412,000	1,535,823
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31	[1,3]	796,000	636,685
5.75%	04/01/33	[1,3]	6,200,000	5,612,989
6.50%	12/01/52	[1,3]	1,555,000	1,381,135
Kraft Heinz Foods Co.
3.88%	05/15/27		1,795,000	1,678,517
4.88%	10/01/49		424,000	351,187
5.20%	07/15/45		2,000,000	1,743,766
Pilgrim’s Pride Corp.
4.25%	04/15/31	[1]	4,000,000	3,215,064
Post Holdings, Inc.
5.75%	03/01/27	[1]	3,184,000	3,048,680
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[1]	1,914,000	1,566,249
Smithfield Foods, Inc.
2.63%	09/13/31	[1]	4,690,000	3,473,743
TreeHouse Foods, Inc.
4.00%	09/01/28		3,041,000	2,428,831

				26,672,669

Gaming — 0.21%
Caesars Entertainment, Inc.
4.63%	10/15/29	[1]	4,167,000	3,200,697
8.13%	07/01/27	[1]	1,443,000	1,381,542
Penn Entertainment, Inc.
4.13%	07/01/29	[1]	2,574,000	1,999,231

				6,581,470

Health Care — 3.03%
AbbVie, Inc.
4.40%	11/06/42		5,190,000	4,310,853
4.45%	05/14/46		1,000,000	818,896

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
American Medical Systems Europe BV
(Netherlands)
1.88%	03/08/34	[3]	$2,000,000	$1,559,597
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	9,281,000	8,501,223
4.63%	06/25/38	[1]	2,775,000	2,316,268
4.88%	06/25/48	[1]	4,415,000	3,618,129
5.50%	08/15/25	[1]	2,000,000	1,976,784
Cano Health LLC
6.25%	10/01/28	[1]	1,757,000	1,663,291
Centene Corp.
2.45%	07/15/28		11,838,000	9,645,684
4.25%	12/15/27		2,830,000	2,594,615
Cigna Corp.
3.88%	10/15/47		3,825,000	2,814,167
CommonSpirit Health
2.78%	10/01/30		3,680,000	2,945,140
3.91%	10/01/50		1,220,000	870,784
CVS Health Corp.
5.05%	03/25/48		5,417,000	4,774,069
5.13%	07/20/45		755,000	662,813
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		3,979,000	3,078,107
Endo DAC/Endo Finance LLC/Endo Finco, Inc.
(Ireland)
6.00%	06/30/28	[1,3,12,13]	485,000	27,888
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	1,000,000	706,991
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	1,064,000	825,638
HCA, Inc.
3.63%	03/15/32	[1]	6,060,000	4,921,415
4.13%	06/15/29		2,400,000	2,117,458
4.63%	03/15/52	[1]	855,000	644,257
5.25%	04/15/25		877,000	860,021
5.25%	06/15/26		6,420,000	6,217,921
5.25%	06/15/49		4,670,000	3,808,693
5.38%	09/01/26		1,600,000	1,558,048
5.50%	06/15/47		3,785,000	3,236,894
Medline Borrower LP
3.88%	04/01/29	[1]	3,120,000	2,508,620
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	3,128,000	2,629,600
4.38%	06/15/28	[1]	4,777,000	4,316,907
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	403,000	331,468
Prestige Brands, Inc.
3.75%	04/01/31	[1]	4,025,000	3,131,269
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	4,031,000	3,638,179
Universal Health Services, Inc.
1.65%	09/01/26	[1]	1,500,000	1,259,061

See accompanying Notes to Financial Statements.

233 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
2.65%	01/15/32	[1]	$590,000	$418,949

				95,309,697

Industrials — 1.40%
Amcor Finance USA, Inc.
3.63%	04/28/26		2,125,000	1,984,929
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27	[1,3]	6,722,000	4,307,928
Artera Services LLC
9.03%	12/04/25	[1]	4,010,000	3,234,281
Berry Global, Inc.
1.50%	01/15/27	[1]	1,595,000	1,324,243
1.57%	01/15/26		1,740,000	1,521,407
4.88%	07/15/26	[1]	1,195,000	1,124,818
Boeing Co. (The)
1.43%	02/04/24		8,790,000	8,361,552
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
3.39%	08/15/36	[2]	10,370,000	8,542,193
General Electric Co.,
Series A (MTN)
6.75%	03/15/32		1,148,000	1,241,659
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34	[3]	4,170,000	2,892,227
OT Merger Corp.
7.88%	10/15/29	[1]	7,500,000	4,973,993
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26	[1,3]	4,107,000	3,678,596
8.50%	08/15/27	[1,3]	1,065,000	944,388

				44,132,214

Information Technology — 0.61%
Broadcom, Inc.
4.30%	11/15/32		2,270,000	1,917,555
Lenovo Group Ltd.
(Hong Kong)
6.54%	07/27/32	[1,3]	2,485,000	2,302,617
NCR Corp.
5.13%	04/15/29	[1]	5,879,000	4,412,530
NortonLifeLock, Inc.
6.75%	09/30/27	[1]	3,315,000	3,195,203
Oracle Corp.
2.88%	03/25/31		1,245,000	981,510
3.80%	11/15/37		1,490,000	1,084,879
3.95%	03/25/51		5,901,000	3,922,456
4.00%	11/15/47		2,050,000	1,378,922

				19,195,672

Insurance — 1.28%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	660,000	521,493
6.00%	08/01/29	[1]	2,272,000	1,760,800

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[1]	$3,707,000	$3,221,383
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		4,065,000	3,012,301
Athene Global Funding
1.99%	08/19/28	[1]	8,980,000	7,107,617
2.72%	01/07/29	[1]	1,535,000	1,246,577
3.21%	03/08/27	[1]	2,225,000	1,969,992
Brown & Brown, Inc.
4.95%	03/17/52		2,980,000	2,432,356
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	159,464
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	2,500,000	2,392,245
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	3,800,000	3,140,106
8.63%	05/01/24	[1]	942,000	981,412
HUB International Ltd.
7.00%	05/01/26	[1]	818,000	778,123
Nationwide Mutual Insurance Co.
5.58%	12/15/24	[1,4]	3,825,000	3,825,481
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[1]	1,645,000	1,126,154
4.27%	05/15/47	[1]	480,000	392,735
4.38%	09/15/54	[1,4]	6,470,000	6,203,835

				40,272,074

Materials — 0.32%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	2,460,000	1,896,713
7.50%	09/30/29	[1]	1,020,000	674,475
EverArc Escrow SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	5,432,000	4,396,118
Valvoline, Inc.
3.63%	06/15/31	[1]	4,250,000	3,136,029

				10,103,335

Real Estate Investment Trust (REIT) — 1.68%
American Assets Trust LP
3.38%	02/01/31		4,005,000	3,194,969
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	1,800,000	1,350,014
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	525,000	396,789
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[3,5,6]	2,660,000	179,550
China SCE Group Holdings Ltd.
(Cayman Islands)
7.00%	05/02/25	[3]	1,070,000	181,900

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 234

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Real Estate Investment Trust (REIT) (continued)
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[3]	$2,600,000	$1,748,614
1.50%	03/15/30	[3]	2,140,000	1,611,798
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		2,280,000	2,116,273
5.38%	04/15/26		6,060,000	5,804,268
5.75%	06/01/28		6,241,000	5,857,733
Healthcare Reality Holdings LP
2.00%	03/15/31		1,705,000	1,254,936
3.50%	08/01/26		2,257,000	2,097,530
Healthcare Realty Holdings LP
3.63%	01/15/28		625,000	551,244
3.88%	05/01/25		2,190,000	2,081,096
Hudson Pacific Properties LP
3.25%	01/15/30		675,000	537,444
3.95%	11/01/27		2,500,000	2,235,304
5.95%	02/15/28		650,000	623,604
Iron Mountain Information Management Services, Inc.
5.00%	07/15/32	[1]	2,370,000	1,848,600
LXP Industrial Trust
2.70%	09/15/30		2,000,000	1,541,595
Piedmont Operating Partnership LP
3.40%	06/01/23		4,520,000	4,472,885
Prologis Euro Finance LLC
1.00%	02/06/35		930,000	610,478
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	2,095,000	1,515,255
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[3,5,6]	2,515,000	360,557
6.80%	10/20/24	[3,5,6,12,13]	720,000	106,654
Times China Holdings Ltd.
(Cayman Islands)
6.75%	07/08/25	[3,5,6]	1,040,000	130,888
VICI Properties LP
4.95%	02/15/30		185,000	167,883
5.13%	05/15/32		4,891,000	4,346,036
5.63%	05/15/52		713,000	591,084
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27	[1]	235,000	206,800
3.88%	02/15/29	[1]	2,060,000	1,732,470
4.50%	09/01/26	[1]	1,150,000	1,058,110
4.50%	01/15/28	[1]	765,000	679,739
4.63%	06/15/25	[1]	320,000	301,664
5.75%	02/01/27	[1]	1,400,000	1,320,785
Zhenro Properties Group Ltd.
(Cayman Islands)
6.63%	01/07/26	[3,5,6]	1,810,000	73,925

				52,888,474

Retail — 0.54%
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27	[1,3]	1,935,000	1,732,265

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Asbury Automotive Group, Inc.
5.00%	02/15/32	[1]	$822,000	$637,714
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[1]	3,939,000	3,289,065
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30	[1]	6,069,000	4,627,612
FirstCash, Inc.
5.63%	01/01/30	[1]	3,856,000	3,301,433
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	5,775,000	3,342,888

				16,930,977

Services — 0.83%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	2,013,000	1,818,810
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28	[1,3]	4,036,000	3,907,655
Global Payments, Inc.
5.40%	08/15/32		1,420,000	1,318,288
5.95%	08/15/52		2,390,000	2,102,955
Hertz Corp. (The)
4.63%	12/01/26	[1]	2,000,000	1,630,000
5.00%	12/01/29	[1]	5,980,000	4,477,525
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27	[1]	648,000	545,957
S&P Global, Inc.
4.75%	08/01/28	[1]	1,750,000	1,710,728
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	3,520,000	3,251,727
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	6,169,000	5,426,592

				26,190,237

Transportation — 0.07%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		1,962,780	1,763,065
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		492,743	488,100
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		53,158	51,739

				2,302,904

Total Corporates
(Cost $1,179,437,471)				1,000,432,350

FOREIGN GOVERNMENT OBLIGATIONS — 3.46%

Foreign Government Obligations — 3.46%
Abu Dhabi Government International Bond,
Series REGS
(United Arab Emirates)
2.50%	09/30/29	[3]	2,298,000	2,008,452

See accompanying Notes to Financial Statements.

235 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Airport Authority
(Hong Kong)
3.25%	01/12/52	[1,3]	$4,105,000	$2,984,992
Bahrain Government International Bond,
Series REGS
(Bahrain)
7.00%	01/26/26	[3]	500,000	501,804
Brazilian Government International Bond
(Brazil)
2.88%	06/06/25	[3]	3,600,000	3,384,360
3.88%	06/12/30	[3]	5,010,000	4,155,795
4.63%	01/13/28	[3]	830,000	773,643
CBB International Sukuk Co. 7 SPC,
Series REGS
(Bahrain)
6.88%	10/05/25	[3]	1,400,000	1,450,533
Chile Government International Bond
(Chile)
2.45%	01/31/31	[3]	3,044,000	2,448,594
2.55%	01/27/32	[3]	1,257,000	987,241
3.24%	02/06/28	[3]	913,000	823,936
Colombia Government International Bond
(Colombia)
3.00%	01/30/30	[3]	6,398,000	4,609,759
3.13%	04/15/31	[3]	1,000,000	697,300
4.50%	01/28/26	[3]	3,605,000	3,314,437
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30	[1,3]	3,900,000	3,075,189
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32	[3]	1,530,000	1,148,999
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	700,000	492,158
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25	[3]	1,700,000	1,328,125
Guatemala Government Bond
Series REGS
(Guam)
4.90%	06/01/30	[3]	550,000	481,708
Guatemala Government Bond,
Series REGS
(Guam)
3.70%	10/07/33	[3]	4,515,000	3,291,514
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	4,200,000	2,900,121
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30	[3]	3,600,000	3,089,999

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	$9,531,000	$7,341,729
3.75%	01/11/28	[3]	5,025,000	4,628,025
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28	[3]	4,640,000	4,331,904
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	3,000,000	2,107,822
3.16%	01/23/30	[3]	6,131,000	5,012,562
Paraguay Government International Bond
(Paraguay)
2.74%	01/29/33	[1,3]	3,926,000	2,838,533
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30	[1,3]	2,100,000	1,777,199
Peruvian Government International Bond
(Peru)
1.86%	12/01/32	[3]	1,000,000	704,400
2.78%	01/23/31	[3]	1,160,000	921,208
2.84%	06/20/30	[3]	4,025,000	3,310,965
4.13%	08/25/27	[3]	525,000	497,700
Philippine Government International Bond
(Philippines)
1.65%	06/10/31	[3]	1,241,000	952,468
1.95%	01/06/32	[3]	930,000	720,750
2.46%	05/05/30	[3]	3,534,000	2,968,560
Qatar Government International Bond,
Series REGS
(Qatar)
3.75%	04/16/30	[3]	1,640,000	1,543,896
4.50%	04/23/28	[3]	5,226,000	5,168,943
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28	[3]	3,607,000	3,012,567
4.85%	09/30/29	[3]	2,955,000	2,442,514
5.88%	04/20/32	[3]	1,600,000	1,324,800
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31	[3]	4,400,000	3,153,480
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/26/26	[3]	1,600,000	1,521,280
3.25%	10/22/30	[3]	2,220,000	2,000,231
3.63%	03/04/28	[3]	4,175,000	3,955,704
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31	[3]	2,788,717	2,681,351

Total Foreign Government Obligations
(Cost $131,755,384)				108,867,250

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 236

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED — 61.13%**

Non-Agency Commercial Mortgage-Backed — 9.21%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35	[1]	$7,801,704	$7,552,739
A10 Bridge Asset Financing,
Series 2021-D, Class A1FL
(SOFR30A plus 1.45%)
3.74%	10/01/38	[1,2]	5,681,927	5,488,799
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.60%)
4.54%	06/15/36	[1,2,3]	9,831,000	9,510,309
AREIT Trust,
Series 2020-CRE4, Class B
(Cayman Islands)
(SOFR30A plus 4.26%)
6.55%	04/15/37	[1,2,3]	9,450,000	9,220,097
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.23%	08/10/38	[1,4]	7,985,000	7,300,765
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BHP3, Class A
(LIBOR USD 1-Month plus 1.90%)
4.72%	03/15/37	[1,2]	8,585,000	8,517,110
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class A
2.63%	01/15/32	[1]	5,000,000	4,321,015
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.57%	01/15/32	[1,4]	98,610,000	1,653,635
BDS Ltd.,
Series 2020-FL6, Class D
(Cayman Islands)
(SOFR30A plus 2.86%)
5.15%	09/15/35	[1,2,3]	7,801,000	7,576,899
BFLD Trust,
Series 2021-FPM, Class A
(LIBOR USD 1-Month plus 1.60%)
4.42%	06/15/38	[1,2]	7,182,000	6,941,028
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24	[4,5,6]	3,250,000	3,147,950
BX Commercial Mortgage Trust,
Series 2021-XL2, Class J
(LIBOR USD 1-Month plus 3.89%)
6.71%	10/15/38	[1,2]	10,641,467	9,880,538
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[1]	7,060,000	5,900,731
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39	[1]	2,020,000	1,787,677
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class F
(LIBOR USD 1-Month plus 2.55%)
5.37%	12/15/37	[1,2]	9,700,000	9,073,828

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(LIBOR USD 1-Month plus 3.25%)
6.07%	12/15/37	[1,2]	$8,503,000	$8,151,340
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.50%	08/10/49	[4]	60,343,123	2,308,360
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.46%	02/10/48	[4]	60,195,366	1,397,014
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.70%	10/15/45	[4]	16,588,367	742
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.50%	12/10/45	[4]	29,621,656	1,025
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.89%	11/10/46	[4]	59,314,373	367,903
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
1.10%	04/10/47	[4]	99,767,041	1,049,035
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.72%	02/10/37	[1,4]	68,872,262	846,633
Credit Suisse Mortgage Capital Trust,
Series 2020-TMIC, Class A
(LIBOR USD 1-Month plus 3.00%)
5.82%	12/15/35	[1,2]	11,515,000	11,382,594
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.71%	06/15/52	[4]	90,920,761	6,971,108
CSMC,
Series 2019-RIO, Class A
(LIBOR USD 1-Month plus 3.02%)
5.84%	12/15/22	[1,2]	7,203,762	7,193,956
CSMC,
Series 2021-BPNY, Class A
(LIBOR USD 1-Month plus 3.71%)
6.53%	08/15/23	[1,2]	12,734,000	12,203,456
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36	[1]	4,000,000	3,522,390
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40	[1]	8,000,000	6,178,326
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.45%	02/10/37	[1,4]	40,999,000	300,916
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.18%	04/10/47	[4]	55,848,695	582,982
GSCG Trust,
Series 2019-600C, Class G
4.12%	09/06/34	[1,4]	9,212,000	7,889,938

See accompanying Notes to Financial Statements.

237 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
3.04%	12/10/41	[1,4]	$6,555,000	$5,514,740
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
3.04%	12/10/41	[1,4]	3,131,000	2,232,115
ILPT Commercial Mortgage Trust,
Series 2022-LPFX, Class A
3.38%	03/15/32	[1]	11,770,000	9,867,189
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39	[1]	8,000,000	6,917,735
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2022-NLP, Class H
(CME Term SOFR 1-Month plus 5.01%)
7.86%	04/15/37	[1,2]	5,450,000	5,114,375
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class E
(LIBOR USD 1-Month plus 1.55%)
4.37%	12/15/37	[1,2]	5,187,750	4,882,754
KREF Ltd.,
Series 2021-FL2, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
4.24%	02/15/39	[1,2,3]	6,900,000	6,604,020
Life Mortgage Trust,
Series 2021-BMR, Class G
(LIBOR USD 1-Month plus 2.95%)
5.77%	03/15/38	[1,2]	10,535,474	9,616,803
M360 LLC,
Series 2019-CRE2, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.51%)
4.36%	09/15/34	[1,2,3]	93,280	93,270
Med Trust,
Series 2021-MDLN, Class F
(LIBOR USD 1-Month plus 4.00%)
6.82%	11/15/38	[1,2]	4,000,000	3,749,153
MF1 Ltd.,
Series 2020-FL4, Class B
(CME Term SOFR 1-Month plus 2.86%)
5.71%	11/15/35	[1,2]	11,579,000	11,500,497
MF1 Ltd.,
Series 2020-FL4, Class D
(CME Term SOFR 1-Month plus 4.21%)
7.06%	11/15/35	[1,2]	4,850,000	4,779,453
MF1 Ltd.,
Series 2021-FL6, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.45%)
4.39%	07/16/36	[1,2,3]	6,684,000	6,482,829
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.29%	02/12/40	[1,4]	147,585,000	1,983,934

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.14%	04/15/48	[4]	$68,553,233	$1,197,022
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.84%	05/15/48	[4]	106,298,460	1,664,506
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.42%	07/11/40	[1,4]	4,000,000	3,552,456
MSCG Trust,
Series 2018-SELF, Class E
(LIBOR USD 1-Month plus 2.15%)
4.97%	10/15/37	[1,2]	5,061,000	4,796,759
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.46%	01/15/43	[1,4]	1,095,000	891,321
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	1,840,000	1,350,906
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.53%	01/05/43	[1,4]	10,000,000	6,400,724
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.53%	01/05/43	[1,4]	13,330,000	7,732,996
VMC Finance LLC,
Series 2021-HT1, Class B
(LIBOR USD 1-Month plus 4.50%)
7.49%	01/18/37	[1,2]	10,000,000	9,620,185
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.24%	08/15/50	[4]	40,454,439	531,318
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.75%	03/15/59	[4]	78,425,963	3,360,121
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.57%	12/15/45	[1,4]	27,461,191	961
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.78%	06/15/46	[4]	59,020,317	107,804
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.70%	10/15/57	[4]	75,660,828	651,493

				289,418,277

Non-Agency Mortgage-Backed — 31.51%
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
1.02%	04/25/36	[2]	380,999	378,851
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
3.38%	06/25/36	[2]	4,748,292	3,591,918

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 238

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-NC3, Class A2C
(LIBOR USD 1-Month plus 0.16%)
3.24%	12/25/36	[2]	$53,275,076	$15,769,454
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
3.23%	08/25/36	[2]	36,352	36,245
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	03/25/37	[2]	28,703,046	14,183,105
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.76%)
3.84%	03/25/37	[2]	2,289,110	1,123,813
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
2.80%	08/25/35	[4]	1,262,352	1,014,317
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
3.33%	03/25/37	[4]	1,500,021	1,260,742
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36		5,377,704	3,509,379
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
1.48%)
2.58%	01/25/36	[2]	2,648,666	2,404,366
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.57%	08/25/36	[4]	2,273,379	2,077,955
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	03/25/46	[2]	8,908,365	7,981,743
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
3.48%	03/25/46	[2]	2,761,593	2,494,133
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2006-W3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
3.44%	04/25/36	[2]	39,158,455	12,126,555
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
4.33%	06/25/37	[2]	17,293,962	12,129,484
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
4.08%	06/25/37	[2]	3,107,540	2,489,943

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
4.06%	12/25/34	[2]	$1,192,460	$1,138,557
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.48%)
2.77%	07/25/36	[2]	9,754,000	9,497,387
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		462,220	438,764
Banc of America Funding Trust,
Series 2004-B, Class 5A1
3.55%	11/20/34	[4]	155,368	150,557
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.40%	05/20/36	[4]	656,658	576,226
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
2.78%	05/27/36	[1,4]	10,385,369	9,740,624
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
2.65%	12/25/35	[4]	746,309	678,474
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	03/25/37	[2]	2,598,087	2,344,913
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
1.19%	03/26/36	[1,4]	1,245,586	1,219,195
Bear Stearns ALT-A Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
3.83%	01/25/35	[2]	3,231,867	3,217,489
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
3.18%	04/25/35	[4]	890,161	824,960
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
3.62%	10/25/35	[2]	5,439,859	5,025,155
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.30%)
5.23%	10/25/35	[2]	1,045,657	1,007,080
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35	[4]	333,792	291,003
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36		19,433	19,143
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.40%)
3.48%	09/25/47	[2]	4,932,817	4,560,471

See accompanying Notes to Financial Statements.

239 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
3.29%	06/25/37	[2]	$3,660,093	$3,173,985
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
4.06%	05/25/35	[2]	287,612	287,329
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(LIBOR USD 1-Month plus 0.24%)
3.32%	10/25/36	[2]	14,364,300	11,355,611
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
3.61%	02/25/36	[2]	1,472,136	1,450,406
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 11/25/22)
4.25%	08/25/54	[1]	7,027,307	6,147,960
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
3.60%	02/25/37	[4]	464,738	454,777
CIM Trust,
Series 2018-R5, Class A1
3.75%	07/25/58	[1,4]	3,911,043	3,816,440
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58	[1,4]	7,350,494	6,576,380
CIM Trust,
Series 2020-NR1, Class A (STEP-reset date 11/25/22)
3.45%	06/26/62	[1]	11,642,964	11,422,117
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59	[1,4]	11,236,812	10,153,179
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60	[1,4]	7,391,975	7,099,819
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60	[1,4]	5,618,782	5,148,131
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61	[1,4]	9,271,689	8,559,157
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 11/25/22)
2.57%	06/25/57	[1]	4,422,372	4,150,584
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 11/25/22)
2.82%	10/25/61	[1]	14,802,855	13,710,533
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57	[1,4]	18,287,000	13,741,298
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61	[1,4]	12,184,182	10,810,215

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R4, Class A1B
2.00%	05/01/61	[1,4]	$10,243,493	$7,413,483
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61	[1,4]	9,784,228	8,407,450
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.45%	06/25/36	[4]	82,501	76,751
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
3.40%	12/25/36	[2]	6,432,739	4,462,332
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(LIBOR USD 1-Month plus 0.46%)
3.54%	12/25/36	[2]	6,874,683	4,776,475
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
3.34%	11/25/35	[2]	43,181	36,384
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.41%)
3.49%	08/25/36	[2]	452,996	452,810
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
3.66%	04/25/35	[2]	2,716,820	2,485,668
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.68%	05/25/35	[2]	64,914	54,507
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
2.56%	11/25/33	[4]	347,507	327,370
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35		543,154	300,541
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 9A1
2.59%	06/25/34	[4]	29,458	28,803
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61	[1]	525,875	487,441
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		24,960	12,687
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.45%	02/25/60	[1,4]	10,366,901	9,836,469
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.31%	04/25/61	[1,4]	12,442,566	11,537,111

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 240

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 11/25/22)
3.02%	12/25/36		$678,779	$504,465
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.22%)
3.30%	11/25/36	[2]	7,398,592	3,617,840
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 11/25/22)
3.12%	01/25/37		2,546,902	798,634
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
3.17%	04/25/37	[2]	942,363	913,047
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.14%	04/25/37	[2]	1,347,302	937,191
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 11/25/22)
3.54%	02/25/37		4,413,960	2,972,525
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 11/25/22)
3.54%	02/25/37		1,056,445	657,971
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 11/25/22)
3.27%	03/25/37		5,588,801	2,283,932
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36		2,921,221	2,619,998
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61	[1,4]	8,807,272	8,103,190
CSMCM Trust,
Series 2018-SP3, Class CERT
3.13%	10/25/58	[1,4]	14,048,480	12,297,764
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
3.71%	01/19/45	[2]	445,448	361,671
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)
3.57%	10/19/45	[2]	3,449,887	2,961,701
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
3.19%	10/19/36	[2]	5,570,182	3,945,242
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
3.13%	03/19/37	[2]	1,264,012	1,013,992

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
6.83%	09/25/39	[1,2]	$6,300,000	$5,997,995
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
5.38%	10/25/41	[1,2]	2,500,000	2,273,569
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
7.78%	12/25/41	[1,2]	1,950,000	1,711,231
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 2A3
(LIBOR USD 1-Month plus 0.30%)
3.38%	08/25/36	[2]	4,886,474	4,620,128
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
3.40%	10/25/36	[2]	12,611,259	8,937,414
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
3.29%	12/25/37	[2]	761,577	691,039
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
3.64%	03/25/36	[2]	3,472,021	3,424,543
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class M1
(LIBOR USD 1-Month plus 0.41%)
3.49%	04/25/36	[2]	3,860,000	2,874,147
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.50%)
3.58%	06/25/36	[2]	8,650,000	7,451,643
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
3.30%	01/25/38	[2]	4,040,381	2,358,185
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
3.18%	03/25/37	[2]	557,248	288,793
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
3.73%	09/25/34	[4]	169,891	156,661
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
3.73%	09/25/34	[4]	261,239	240,895
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
2.86%	12/25/35	[4]	815,345	693,308
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
0.00%	02/25/36	[4]	1,034,556	746,491

See accompanying Notes to Financial Statements.

241 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA2, Class 2A1
3.92%	04/25/35	[4]	$1,556,946	$1,538,608
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
2.71%	05/25/35	[4]	1,216,721	1,124,433
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
3.71%	09/25/35	[4]	1,492,317	1,321,644
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
3.84%	10/25/35	[4]	1,760,224	1,221,063
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
2.87%	11/25/35	[4]	1,051,460	905,396
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
3.86%	03/25/36	[4]	1,209,643	944,856
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
3.24%	01/25/37	[4]	2,041,722	1,597,798
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
3.29%	09/25/35	[4]	1,333,548	919,463
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
3.77%	10/25/35	[4]	50,542	48,377
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
3.04%	11/25/35	[4]	579,120	465,104
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
3.55%	08/25/37	[4]	53,343	18,715
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class M2
(SOFR30A plus 2.30%)
4.58%	08/25/33	[1,2]	9,435,000	9,259,108
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
4.38%	10/25/33	[1,2]	5,245,000	5,020,766
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
4.53%	08/25/33	[1,2]	9,450,000	8,674,301
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
4.33%	12/25/33	[1,2]	5,000,000	4,447,503
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
4.13%	01/25/42	[1,2]	3,485,000	3,173,829
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
4.20%	09/19/35	[4]	1,310,367	925,948

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.89%	09/19/35	[4]	$1,017,112	$894,400
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
2.90%	04/19/36	[4]	2,710,948	2,151,032
Greenpoint Manufactured Housing,
Series 2000-1, Class A4
8.14%	03/20/30	[4]	4,991,432	3,787,032
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
3.28%	03/25/47	[2]	8,914,844	8,002,253
GSAMP Trust,
Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
3.22%	01/25/37	[2]	18,270,679	11,535,493
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
2.42%	09/25/35	[2,5,6]	12,575	199
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.65%	07/25/35	[4]	369,495	351,183
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
2.74%	04/25/36	[4]	173,493	119,753
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
3.63%	05/25/37	[4]	461,780	413,457
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
3.61%	11/19/35	[2]	1,852,124	1,525,188
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
3.41%	09/19/46	[2]	8,733,843	7,648,875
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
3.19%	08/19/37	[2]	9,977,553	8,552,573
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.70%)
3.78%	03/25/36	[2]	1,583,162	1,559,066
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.71%	11/25/35	[2]	1,774,946	1,734,072
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
3.36%	10/25/36	[2]	11,091,770	3,783,359

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 242

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.26%)
3.34%	12/25/36	[2]	$27,395,331	$11,868,526
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(LIBOR USD 1-Month plus 0.10%)
3.18%	07/25/36	[2]	10,395,411	4,970,696
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(LIBOR USD 1-Month plus 0.20%)
3.28%	07/25/36	[2]	11,505,717	5,526,698
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(LIBOR USD 1-Month plus 0.50%)
3.58%	07/25/36	[2]	10,061,211	4,894,564
Impac CMB Trust,
Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
3.60%	04/25/35	[2]	2,089,979	1,958,586
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.56%)
3.64%	07/25/35	[2]	8,572,905	6,436,088
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.05%	10/25/35	[4]	1,831,681	1,514,632
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.54%)
3.62%	10/25/36	[2]	5,172,022	2,510,602
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(LIBOR USD 1-Month plus 0.50%)
3.58%	05/25/46	[2]	10,961,880	10,433,570
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
2.97%	05/25/36	[4]	215,422	182,358
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.07%	06/25/36	[4]	2,845,544	2,399,144
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
3.26%	07/25/37	[2]	12,717,590	11,492,862
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28		23,047	23,722
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.41%)
3.49%	05/25/36	[2]	409,805	409,613

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
3.37%	07/25/36	[2]	$3,776,854	$3,758,621
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A1A
(LIBOR USD 1-Month plus 0.13%)
3.21%	12/25/36	[2]	7,409,457	4,834,114
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(LIBOR USD 1-Month plus 0.15%)
3.23%	12/25/36	[2]	9,219,502	4,905,149
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
3.96%	08/25/35	[4]	16,804	14,455
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
2.87%	05/25/36	[4]	18,088	15,787
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A2
5.88%	06/25/21		3,627	3,655
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
4.24%	01/28/70	[1,2]	3,254,354	3,257,003
Legacy Mortgage Asset Trust,
Series 2020-GS2, Class A1 (STEP-reset date 10/25/22)
2.75%	03/25/60	[1]	17,623,540	16,993,449
Lehman XS Trust,
Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
3.88%	10/25/35	[2]	3,652	3,648
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
3.38%	11/25/35	[2]	993,681	966,727
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
3.58%	08/25/46	[2]	13,670,748	12,195,070
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.42%)
3.50%	06/25/46	[2]	3,659,275	3,388,084
Lehman XS Trust,
Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
4.78%	10/25/37	[2]	4,030,352	3,705,672
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 1A
(LIBOR USD 1-Month plus 0.36%)
3.44%	03/25/46	[2]	6,521,778	5,439,230
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
3.30%	10/25/36	[2]	49,675,964	17,309,371

See accompanying Notes to Financial Statements.

243 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
2.47%	11/25/33	[4]	$106,665	$99,027
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.36%	10/25/34	[4]	85,566	81,603
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
3.12%	04/25/34	[4]	33,379	31,824
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA2, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
0.80%)
1.90%	12/25/46	[2]	16,795,257	13,874,550
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
3.38%	03/25/47	[2]	2,364,052	2,182,998
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(LIBOR USD 1-Month plus 0.36%)
3.44%	02/25/36	[2]	16,794,437	6,734,356
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
3.36%	05/25/37	[2]	3,150,000	2,539,057
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(LIBOR USD 1-Month plus 0.05%)
3.13%	01/25/37	[2]	16,680,879	4,752,588
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
3.74%	04/25/37	[2,5,6]	883,581	39,489
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(LIBOR USD 1-Month plus 0.42%)
3.50%	04/25/37	[2]	8,064,263	6,829,793
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.50%)
3.58%	04/25/37	[2]	17,469,086	7,466,123
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
3.33%	07/25/37	[2]	907,272	631,497
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-5, Class 1A
(LIBOR USD 1-Month plus 0.85%)
3.93%	10/25/37	[2]	23,637,872	13,555,638
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
3.32%	10/25/33	[4]	73,116	70,432

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
5.88%	08/25/36	[2]	$712,958	$642,258
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.58%)
3.66%	02/25/36	[2]	1,307,628	1,297,052
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
3.38%	06/25/36	[2]	9,398,568	5,243,378
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
3.56%	06/25/36	[2]	10,026,150	5,631,235
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(LIBOR USD 1-Month plus 0.19%)
3.27%	05/25/37	[2]	22,578,471	17,384,872
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.52%)
3.60%	04/25/36	[2]	12,264,453	8,508,877
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
3.21%	09/25/34	[4]	210,880	199,008
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		45,297	42,910
MortgageIT Trust,
Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
4.21%	05/25/35	[2]	576,345	548,851
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.66%)
3.74%	02/25/36	[2]	118,128	118,039
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
3.56%	02/25/36	[2]	236,322	232,116
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
3.90%	08/25/35	[4]	2,265,140	1,603,514
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 11/25/22)
3.00%	07/25/59	[1]	9,588,498	9,579,908
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[4]	10,274,917	2,997,020

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 244

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-
Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.72%)
3.80%	07/25/35	[2]	$1,112,911	$1,111,787
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
3.26%	04/25/37	[2]	13,399,063	8,189,656
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
3.25%	05/25/37	[2]	19,318,970	11,339,831
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.42%)
3.50%	01/25/37	[2]	4,778,443	4,353,293
PHH Alternative Mortgage Trust,
Series 2007-2, Class 1A4
(LIBOR USD 1-Month plus 0.60%)
3.68%	05/25/37	[2]	7,332,689	6,830,955
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
3.39%	06/25/47	[2]	5,007,665	4,485,533
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 10/25/22)
6.50%	06/25/52	[1]	16,833,000	15,769,154
PRET, LLC,
Series 2022-RN1, Class A1 (STEP-reset date 10/25/22)
3.72%	07/25/51	[1]	16,128,984	15,051,237
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52	[1,4]	14,985,000	14,016,969
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 10/25/22)
2.36%	10/25/26	[1]	14,616,916	13,565,739
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	9,769,642	8,967,954
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		43,204	39,571
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.21%	12/25/35	[4]	1,441,075	1,192,480
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.48%	04/25/35	[4]	8,193	7,990
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
3.58%	07/25/35	[4]	528,871	487,204
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
4.10%	07/25/35	[4]	583,885	347,510

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		$3,519	$1,937
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36		354,532	287,926
Residential Accredit Loans Trust,
Series 2007-QA3, Class A1
(LIBOR USD 1-Month plus 0.20%)
3.28%	05/25/37	[2]	13,209,678	11,784,567
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(LIBOR USD 1-Month plus 0.38%)
3.46%	07/25/37	[2]	8,015,977	7,369,080
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[4,5,6]	1,585,708	9,129
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36		4,942,281	1,752,072
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
3.15%	04/25/37	[4]	237,124	142,794
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
3.32%	05/25/47	[2]	13,275,889	9,378,496
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 11/25/22)
2.88%	01/25/36		3,715,850	3,026,555
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM4, Class A1
(LIBOR USD 1-Month plus 0.38%)
3.46%	11/25/36	[1,2]	9,032,944	4,210,372
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
3.31%	02/25/37	[2]	6,045,986	2,843,676
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
3.28%	05/25/37	[2]	9,936,231	6,557,616
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
3.38%	12/25/36	[2]	5,685,698	3,631,581
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.33%)
3.41%	12/25/36	[2]	529,929	530,076
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(LIBOR USD 1-Month plus 0.21%)
3.29%	06/25/37	[2]	19,222,245	13,819,601

See accompanying Notes to Financial Statements.

245 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
3.34%	02/25/37	[2]	$992,673	$287,154
Specialty Underwriting & Residential Finance Trust,
Series 2007-BC2, Class A1
(LIBOR USD 1-Month plus 0.23%)
3.31%	04/25/37	[2]	20,489,456	15,119,706
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
3.72%	09/25/34	[4]	369,297	361,145
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
3.68%	03/25/34	[4]	732,719	682,128
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
3.04%	06/25/35	[4]	287,111	259,894
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 2A
3.44%	11/25/35	[4]	740,077	607,020
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
3.47%	04/25/35	[4]	2,026,056	1,923,436
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
3.40%	12/25/36	[2]	1,004,121	925,384
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
3.88%	07/25/34	[2]	8,760,213	8,200,662
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
2.89%	05/25/36	[4]	446,316	251,230
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.42%)
3.50%	05/25/36	[2]	186,678	144,874
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
3.20%	08/25/36	[2]	9,060,651	8,273,771
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
2.60%	08/25/47	[2]	9,276,117	7,873,088
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
4.06%	02/25/35	[2]	59,295	58,766
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
4.31%	03/25/35	[2]	920,416	902,273

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 3A3
3.60%	11/25/33	[4]	$18,166	$17,929
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
3.65%	10/25/37	[4]	838,320	730,074
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 2A1
3.37%	01/25/37	[4]	322,789	318,793
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
3.24%	01/25/37	[4]	75,491	71,205
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 10/25/22)
2.24%	02/27/51	[1]	12,744,084	12,067,373
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
3.19%	01/25/37	[2]	5,409,701	2,736,735
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
3.30%	02/25/37	[2]	28,475,627	8,628,678
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
3.80%	11/25/34	[2]	112,354	103,594
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
2.81%	01/25/35	[4]	375,609	354,636
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
3.92%	05/25/44	[2]	15,517	15,415
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.80%	10/25/35	[4]	761,017	714,308
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.07%	12/25/35	[4]	17,170	16,136
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
2.76%	12/25/35	[4]	941,276	879,028
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
3.74%	01/25/45	[2]	362,536	350,052
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.72%	07/25/45	[2]	443,605	413,863

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 246

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
2.10%	02/25/46	[2]	$3,304,885	$2,926,293
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
1.80%	05/25/46	[2]	1,421,024	1,264,594
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
2.08%	07/25/46	[2]	3,138,103	2,864,949
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
2.92%	03/25/37	[4]	1,605,425	1,303,971
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
1.85%	06/25/47	[2]	1,285,299	1,104,794
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(LIBOR USD 1-Month plus 0.24%)
3.32%	01/25/47	[2]	4,599,685	4,218,874
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		1,419,724	1,225,745
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.64%)
3.72%	03/25/37	[2]	4,690,000	4,020,817
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
4.36%	10/25/36	[4]	337,079	312,316
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
2.94%	04/25/36	[4]	75,694	69,127

				990,208,136

U.S. Agency Commercial Mortgage-Backed — 1.25%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
2.98%	07/25/39	[4]	12,262,679	300,918
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.14%	04/25/36	[4]	8,376,704	76,191
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.70%	01/25/39	[4]	21,267,029	381,503
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29	[4]	117,375,779	3,816,855

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
1.14%	07/25/33	[4]	$14,520,699	$1,237,722
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X1 (IO)
0.29%	04/25/23	[4]	335,832,955	239,197
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X3 (IO)
1.69%	02/25/43	[4]	58,000,000	1,990,650
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K051, Class X3 (IO)
1.67%	10/25/43	[4]	44,865,280	1,948,905
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.30%	01/25/26	[4]	52,552,019	1,654,761
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K055, Class X3 (IO)
1.70%	04/25/44	[4]	32,000,000	1,541,283
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X1 (IO)
1.39%	05/25/26	[4]	58,491,130	2,096,237
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K057, Class X1 (IO)
1.30%	07/25/26	[4]	120,655,060	4,186,127
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K726, Class X1 (IO)
1.04%	04/25/24	[4]	102,499,380	1,004,976
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC01, Class X1 (IO)
0.56%	12/25/22	[4]	30,742,848	24,268
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.34%	06/25/27	[4]	88,264,863	2,846,233
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC07, Class X1 (IO)
0.84%	09/25/26	[4]	83,451,422	1,580,453
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF31, Class A
(LIBOR USD 1-Month plus 0.37%)
2.92%	04/25/24	[2]	837,643	836,978
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.18%	03/25/26	[4]	113,784,367	3,446,033

See accompanying Notes to Financial Statements.

247 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KL05, Class X1HG (IO)
1.37%	12/25/27	[4]	$49,531,000	$2,391,121
Freddie Mac Multifamily Structured Pass- Through
Certificates,
Series KS06, Class X (IO)
1.18%	08/25/26	[4]	65,796,188	1,815,396
Freddie Mac Multifamily Structured Pass- Through
Certificates,
Series KS07, Class X (IO)
0.75%	09/25/25	[4]	101,026,027	2,324,041
FREMF Mortgage Trust,
Series 2019-KF71, Class B
(LIBOR USD 1-Month plus 2.30%)
4.85%	10/25/29	[1,2]	759,835	742,657
FREMF Mortgage Trust,
Series 2020-KF75, Class B
(LIBOR USD 1-Month plus 2.25%)
4.80%	12/25/29	[1,2]	2,250,696	2,134,928
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.00%	08/16/51	[4]	5,360,814	6
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53	[4]	29,212,512	93,492
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.11%	06/16/52	[4]	41,595,307	66,082
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55	[4]	14,423,720	123,532
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.94%	11/16/54	[4]	10,716,345	306,718

				39,207,263

U.S. Agency Mortgage-Backed — 19.16%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
13.26%	03/25/36	[2]	11,844	14,038
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.52%	03/25/36	[2]	502,515	48,016
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
2.97%	06/25/37	[2]	26,005	1,459
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
2.79%	08/25/37	[2]	51,724	4,332

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
3.37%	04/25/37	[2]	$585,532	$51,581
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
3.92%	03/25/38	[2]	37,912	2,026
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
3.12%	07/25/38	[2]	66,075	4,445
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
3.52%	10/25/40	[2]	30,758	3,187
Fannie Mae REMICS,
Series 2012-56, Class FK
(LIBOR USD 1-Month plus 0.45%)
3.53%	06/25/42	[2]	2,013,116	1,990,721
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
4.18%	10/25/42	[2]	140,870	139,511
Fannie Mae REMICS,
Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
3.56%	07/25/43	[2]	4,570,881	4,524,113
Fannie Mae REMICS,
Series 2019-33, Class FN
(LIBOR USD 1-Month plus 0.40%)
3.48%	07/25/49	[2]	4,044,659	3,992,797
Freddie Mac REMICS,
Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
3.82%	11/15/33	[2]	34,136	34,841
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
3.42%	10/15/33	[2]	139,290	140,322
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
24.52%	07/15/37	[2]	8,094	11,494
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
3.08%	01/15/38	[2]	36,423	3,663
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
3.08%	04/15/38	[2]	29,710	1,813
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33	[14]	11,113	9,224

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 248

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
3.79%	04/15/42	[2]	$71,417	$7,605
Freddie Mac REMICS,
Series 4919, Class FP
(LIBOR USD 1-Month plus 0.45%)
3.53%	09/25/49	[2]	3,357,448	3,313,681
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58	[14]	2,382,527	2,100,519
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		66,681	12,366
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37	[2]	386,074	2,831
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35	[2]	467,278	6,398
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
3.26%	09/16/43	[2]	1,473,425	149,323
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47		290,885	56,675
Ginnie Mae,
Series 2019-86, Class FE
(LIBOR USD 1-Month plus 0.40%)
3.41%	07/20/49	[2]	4,203,683	4,174,605
Ginnie Mae,
Series 2020-133, Class FA
2.78%	02/20/49	[4]	2,970,462	2,870,584
UMBS (TBA)
2.00%	10/01/52		51,775,000	41,864,579
2.00%	11/01/52		114,975,000	92,956,129
2.50%	10/01/52		65,750,000	55,178,136
2.50%	11/01/52		123,375,000	103,518,588
3.00%	10/01/52		114,400,000	99,411,972
3.50%	10/01/52		2,625,000	2,359,714
4.00%	10/01/52		19,725,000	18,285,022
4.50%	10/01/52		97,125,000	92,438,085
5.00%	10/01/52		74,475,000	72,566,956

				602,251,351

Total Mortgage-Backed
(Cost $2,180,507,720)				1,921,085,027

MUNICIPAL BONDS — 0.37%*
California — 0.09%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35		1,995,000	1,477,242

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Los Angeles Unified School District General Obligation Bonds, School Improvements, Series RY
6.76%	07/01/34	$115,000	$127,050
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60	1,790,000	1,186,105

			2,790,397

Florida — 0.12%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.81%	10/01/34	1,000,000	777,339
2.86%	10/01/35	1,750,000	1,340,198
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.35%	10/01/29	2,000,000	1,794,455

			3,911,992

New York — 0.16%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	975,000	883,481
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32	1,000,000	905,430
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	3,100,000	3,129,650

			4,918,561

Total Municipal Bonds
(Cost $14,254,232)			11,620,950

Total Bonds — 115.66%
(Cost $4,141,932,446)			3,634,462,900

Issues		Shares	Value
COMMON STOCK — 0.28%
Communications — 0.12%
Intelsat Emergence SA3,5,6,12
(Luxembourg)		141,055	3,879,013

Electric — 0.00%
Homer City Holdings LLC†,5,6		112,222	—

Financials — 0.16%
AGNC Investment Corp.		582,000	4,900,440

Total Common Stock
(Cost $17,826,354)			8,779,453

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,3,5,6,12
(Luxembourg)		14,771	—

See accompanying Notes to Financial Statements.

249 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Issues		Shares	Value

RIGHTS — 0.00% (continued)

Communications — 0.00% (continued)
Intelsat Jackson Holdings SA, Series B†,3,5,6,12
(Luxembourg)		14,771	$—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 0.82%
Money Market Funds — 0.03%
Dreyfus Government Cash Management Fund
2.75%[15]		990,000	990,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
2.80%[15]		65,000	65,000

			1,055,000

U.S. Treasury Bills — 0.79%
U.S. Treasury Bills
2.89%[16]	12/01/22	$25,000,000	24,881,674

Total Short-Term Investments
(Cost $25,937,512)			25,936,674

Total Investments - 116.76%
(Cost $4,185,696,312)			3,669,179,027

Net unrealized depreciation on unfunded commitments - 0.00%			(132,512)
Liabilities in Excess of Other Assets - (16.76)%			(526,736,902)

Net Assets - 100.00%			$3,142,309,613

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2022.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $19,826,226, which is 0.63% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $74,844, at an interest rate of 13.27% and a maturity of September 07, 2023. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $65,204, at an interest rate of 6.77% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $571,358, at an interest rate of 7.06% and a maturity of July 17, 2028. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $117,384, at an interest rate of 7.28% and a maturity of June 22, 2029. The investment is not accruing an unused commitment fee.

[11]	Perpetual security with no stated maturity date.
[12]	Non-income producing security.
[13]	Security is currently in default with regard to scheduled interest or principal payments.
[14]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2022.
[15]	Represents the current yield as of September 30, 2022.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.
[16]	Represents annualized yield at date of purchase.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 250

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 5,166,040	EUR 5,115,000	Citibank N.A.	10/07/22	$152,728
USD 3,316,827	EUR 3,253,000	Goldman Sachs International	10/07/22	128,497
USD 1,189,673	EUR 1,195,000	Barclays Bank PLC	10/07/22	18,430
USD 21,047,581	EUR 19,859,000	Citigroup Global Markets, Inc.	10/07/22	1,583,382
USD 4,558,637	GBP 3,720,000	Citigroup Global Markets, Inc.	10/07/22	405,373

				2,288,410

GBP 623,000	USD 696,776	Citibank N.A.	10/07/22	(1,216)

NET UNREALIZED APPRECIATION				$2,287,194

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	1,719	12/30/22	$353,066,486	$(5,596,609)	$(5,596,609)
U.S. Treasury Five-Year Note	971	12/30/22	104,390,086	(3,375,590)	(3,375,590)

			457,456,572	(8,972,199)	(8,972,199)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	4,127	12/20/22	(488,985,016)	30,661,492	30,661,492
U.S. Treasury Ultra Bond	1,151	12/20/22	(157,687,000)	14,327,133	14,327,133
Euro-Bund Future	78	12/08/22	(10,582,395)	491,220	491,220
Euro-Bobl Future	53	12/08/22	(6,217,594)	149,975	149,975

			(663,472,005)	45,629,820	45,629,820

TOTAL FUTURES CONTRACTS			$(206,015,433)	$36,657,621	$36,657,621

See accompanying Notes to Financial Statements.

251 / Semi-Annual Report September 2022

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2022 (Unaudited)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 09/30/22[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation
SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/30[5]	5.00%	3 Months	120	Credit Suisse First Boston International	06/20/23	$9,250	$266,889	$217,663	$49,226
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3 Months	175	Credit Suisse First Boston International	12/20/23	10,370	416,955	386,970	29,985

TOTAL							$683,844	$604,633	$79,211

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.77%	Semi-annually	$7,250	$2,011,062	$—	$2,011,062
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.79%	Semi-annually	5,370	1,477,211	—	1,477,211
Interest Rate Swap[1]	07/24/53	3-month USD LIBOR	Quarterly	1.81%	Semi-annually	3,625	982,165	—	982,165
Interest Rate Swap[1]	09/28/53	3-month USD LIBOR	Quarterly	1.87%	Semi-annually	10,130	2,578,937	—	2,578,937
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	86,810	(5,213,470)	—	(5,213,470)
Interest Rate Swap[1]	07/24/25	1.03%	Semi-annually	3-month USD LIBOR	Quarterly	64,210	(3,846,763)	—	(3,846,763)
Interest Rate Swap[1]	07/24/25	1.07%	Semi-annually	3-month USD LIBOR	Quarterly	43,405	(2,569,264)	—	(2,569,264)
Interest Rate Swap[1]	09/28/25	1.39%	Semi-annually	3-month USD LIBOR	Quarterly	118,685	(6,109,049)	—	(6,109,049)
Interest Rate Swap[1]	06/10/24	1.95%	Annual	3-month USD LIBOR	Annual	202,250	(7,741,161)	—	(7,741,161)

TOTAL SWAPS CONTRACTS						$541,735	$(18,430,332)	$—	$(18,430,332)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 252

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND

Investments, at value - Unaffiliated (Cost $29,448,512, $10,776,113, $13,610,738, $319,288,794, $429,840,727 and $597,235,874, respectively) (Note 2)	$27,697,379	$8,530,180
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $0 and $27,171,821, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	1,123,034	88,023
Foreign Currency, at value (Cost $0, $0, $2,090, $0, $0 and $0, respectively)	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	80,090
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000
Receivable for securities sold	850,045	28,528
Dividends and interest receivable	166,694	88,886
Due from Adviser (Note 6)	20,394	20,951
Receivable for capital stock sold	20,247	126,164
Receivable for daily variation margin on futures contracts (Note 3)	3,925	5,162
Unrealized appreciation on foreign currency exchange contracts	—	—
Premiums paid for swap contracts	—	—
Unrealized appreciation on swap contracts	—	24,185
Other assets	6,868	8,797

Total assets	32,596,586	9,042,966

Liabilities:
Bank overdraft	—	—
Payable for securities purchased	3,756,476	21,960
Payable for daily variation margin on futures contracts (Note 3)	451,375	1,781
Payable for capital stock redeemed	26,206	180,715
Distributions payable	62	1,966
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	—	82,880
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Advisory fees payable (Note 6)	10,907	3,616
Accrued trustees fees and expenses	11	—
Accrued distribution (12b-1) and service fees payable	—	1,131
Administrative fees payable	25,819	23,376
Accrued other expenses	30,535	28,054

Total liabilities	4,301,391	345,479

Net assets	$28,295,195	$8,697,487

Class M Shares:
Net assets (Applicable to 3,207,279, 573,586, 3,549, 4,554,391, 1,417,944 and 15,691,266,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$28,295,195	$4,901,921

Net asset value, offering and redemption price per Class M share	$8.82	$8.55

Class I Shares:
Net assets (Applicable to 0, 444,123, 1,227,344, 25,561,568, 43,054,001 and 47,229,962,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$3,795,566

Net asset value, offering and redemption price per Class I share	N/A	$8.55

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 0, 11 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$37,414,281	$11,605,628
Accumulated Earnings (Loss)	(9,119,086)	(2,908,141)

Net assets	$28,295,195	$8,697,487

[1]	The net asset values of the Plan Class Shares of the Floating Rate Income Fund were calculated using unrounded net assets of $98.20 divided by the unrounded shares outstanding of 10.7.

See accompanying Notes to Financial Statements.

253 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

$12,113,501	$273,582,324	$400,366,573	$520,941,360

—	—	—	—
—	6,178,028	9,783,522	9,698,666
1,976	—	—	—
—	—	—	—
32,000	785,000	—	2,780,000
660,557	16,340,142	13,797,578	16,630,365
31,855	2,483,706	1,416,407	7,601,920
13,733	25,551	1,327	16,116
—	169,455	731,998	877,768
797	265,139	—	208,250
26,916	253,930	45,642	170,035
—	—	—	195,644
—	—	—	22,259
29,468	25,039	22,317	18,636

12,910,803	300,108,314	426,165,364	559,161,019

313	—	—	—
2,414,462	64,998,084	15,550,323	4,456,089
2,227	188,114	—	213,567
118,221	1,823,523	1,040,083	1,675,652
1,067	327,462	435,495	499,612
198	3,350	—	—
30	1,610	6,120	11,717
—	—	—	—
—	23,435	207,012	51,845
3,856	94,868	204,463	247,933
—	—	—	—
7	7,982	2,884	31,428
16,617	49,165	56,294	36,007
9,920	38,585	71,349	162,016

2,566,918	67,556,178	17,574,023	7,385,866

$10,343,885	$232,552,136	$408,591,341	$551,775,153

$29,809	$35,171,446	$13,031,122	$137,648,640

$8.40	$7.72	$9.19	$8.77

$10,314,076	$197,380,690	$395,560,121	$414,126,513

$8.40	$7.72	$9.19	$8.77

N/A	N/A	$98	N/A

N/A	N/A	$9.18[1]	N/A

$12,199,737	$285,489,480	$444,689,496	$717,793,432
(1,855,852)	(52,937,344)	(36,098,155)	(166,018,279)

$10,343,885	$232,552,136	$408,591,341	$551,775,153

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 254

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

ASSETS:	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND

Investments, at value - Unaffiliated (Cost $930,799,255, $11,604,761, $2,775,320,070, $3,322,691, $49,568,262 and $85,535,105,623, respectively) (Note 2)	$876,543,142	$9,025,605
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $0 and $65,187,440, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	43,559,443	96,986
Cash on deposit with brokers for collateral on swaps (Note 2)	—	83,814
Cash on deposit with brokers for collateral on futures (Note 2)	4,044,000	92,000
Receivable for securities sold	38,552,952	261,880
Dividends and interest receivable	4,252,452	121,028
Receivable for capital stock sold	1,612,089	5,328
Unrealized appreciation on foreign currency exchange contracts	784,768	—
Receivable for daily variation margin on futures contracts (Note 3)	118,625	7,625
Premiums paid for swap contracts	91,810	—
Unrealized appreciation on swap contracts	14,356	23,391
Due from Adviser (Note 6)	309	23,553
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Other assets	37,064	9,777

Total assets	969,611,010	9,750,987

Liabilities:
Options written, at value (Premiums received $0, $0, $540,000, $0, $0 and $0, respectively) (Note 3)	—	—
Reverse repurchase agreements (Proceeds $0, $0, $0, $0, $0 and $1,970,000,000, respectively) (Note 3)	—	—
Payable for securities purchased	133,513,671	1,090,347
Payable for capital stock redeemed	1,782,417	29,308
Distributions payable	389,264	6,014
Payable for daily variation margin on futures contracts (Note 3)	252,612	3,641
Unrealized depreciation on foreign currency transactions	3,451	—
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on swap contracts	—	87,221
Premiums received for swap contracts	—	—
Net unrealized depreciation on unfunded commitments (Note 8)	664	—
Advisory fees payable (Note 6)	263,965	2,643
Accrued trustees fees and expenses	—	1
Accrued distribution (12b-1) and service fees payable	3,760	489
Administrative fees payable	39,001	32,083
Accrued other expenses	143,830	33,762

Total liabilities	136,392,635	1,285,509

Net assets	$833,218,375	$8,465,478

Class M Shares:
Net assets (Applicable to 2,033,613, 282,483, 53,811,029, 26,849, 4,022,253 and 631,645,075, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$18,962,983	$2,171,889

Net asset value, offering and redemption price per Class M share	$9.32	$7.69

Class I Shares:
Net assets (Applicable to 87,351,412, 818,559, 220,941,485, 349,530, 1,775,302 and 4,307,995,020, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$814,255,392	$6,293,589

Net asset value, offering and redemption price per Class I share	$9.32	$7.69

Class I-2 Shares:
Net assets (Applicable to 0, 0, 0, 0, 0 and 17,791,109, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A

Administrative Class Shares:
Net assets (Applicable to 0, 0, 118,308, 0, 0 and 191,131,812, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A

Plan Class Shares:
Net assets (Applicable to 0, 0, 0, 0, 0 and 2,151,895,856, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$939,811,617	$11,997,729
Accumulated Earnings (Loss)	(106,593,242)	(3,532,251)

Net assets	$833,218,375	$8,465,478

See accompanying Notes to Financial Statements.

255 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

$2,656,574,519	$2,703,821	$40,256,006	$77,953,874,916

—	—	—	—
50,923,954	1,866	72,228	403,085,432
8,093,000	—	175,243	1,220,828,959
16,673,000	21,000	351,000	418,205,000
161,965,717	69,013	1,611,369	6,045,961,895
9,602,379	42,153	419,244	360,298,992
4,333,776	—	14,283	401,411,835
623,796	—	9,633	48,679,398
2,025,552	500	32,250	1,942,469
284,863	—	—	2,910,424
46,018	—	52,220	169,093,523
—	13,661	23,646	—
—	25	—	—
40,444	29,469	13,541	203,072

2,911,187,018	2,881,508	43,030,663	87,026,495,915

5,577	—	—	—

—	—	—	1,970,000,000
645,415,140	9,638	6,668,099	19,885,756,182
12,015,139	85,893	177,628	273,464,846
767,487	1,445	32,961	35,349,941
935,444	1,359	8,664	17,597,765
4,729	—	18	430,875
—	—	314	1,289,810
—	—	183,675	540,581,946
—	—	—	1,481
64,156	—	—	92,326
607,630	1,281	22,497	20,308,048
—	—	—	—
75,964	42	5,576	1,597,489
75,260	19,459	29,436	1,228,711
475,358	10,474	40,393	9,831,336

660,441,884	129,591	7,169,261	22,757,530,756

$2,250,745,134	$2,751,917	$35,861,402	$64,268,965,159

$440,518,344	$196,437	$24,883,127	$5,665,698,458

$8.19	$7.32	$6.19	$8.97

$1,808,975,391	$2,555,480	$10,978,275	$38,632,288,211

$8.19	$7.31	$6.18	$8.97

N/A	N/A	N/A	$159,553,649

N/A	N/A	N/A	$8.97

$1,251,399	N/A	N/A	$1,715,651,433

$10.58	N/A	N/A	$8.98

N/A	N/A	N/A	$18,095,773,408

N/A	N/A	N/A	$8.41

$2,480,688,987	$3,672,395	$47,223,987	$78,297,122,227
(229,943,853)	(920,478)	(11,362,585)	(14,028,157,068)

$2,250,745,134	$2,751,917	$35,861,402	$64,268,965,159

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 256

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2022 (Unaudited)

ASSETS:	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Investments, at value - Unaffiliated (Cost $138,991,113 and $4,185,696,312, respectively) (Note 2)	$133,979,863	$3,669,179,027
Investments, at value - Affiliated (Cost $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	6,381,778	8,030,843
Cash on deposit with brokers for collateral on swaps (Note 2)	520,000	57,908,795
Cash on deposit with brokers for collateral on futures (Note 2)	1,436,000	28,859,000
Receivable for securities sold	6,548,368	250,858,637
Dividends and interest receivable	473,281	22,390,491
Receivable for capital stock sold	178,535	28,477,555
Receivable for daily variation margin on futures contracts (Note 3)	92,829	3,933,875
Unrealized appreciation on foreign currency exchange contracts	31,094	2,288,410
Premiums paid for swap contracts	14,553	604,633

Due from Adviser (Note 6)	10,649	—
Unrealized appreciation on swap contracts	1,128	7,128,586
Other assets	13,927	90,635

Total assets	149,682,005	4,079,750,487

Liabilities:
Payable for securities purchased	30,538,378	873,811,543
Payable for capital stock redeemed	667,838	28,910,055
Distributions payable	20,513	5,921,944
Payable for daily variation margin on futures contracts (Note 3)	18,703	619,370

Unrealized depreciation on foreign currency transactions	236	22,418
Unrealized depreciation on foreign currency exchange contracts	—	1,216
Unrealized depreciation on swap contracts	—	25,479,707
Net unrealized depreciation on unfunded commitments (Note 8)	—	132,512
Advisory fees payable (Note 6)	26,814	1,857,901
Accrued trustees fees and expenses	136	—
Accrued distribution (12b-1) and service fees payable	4,003	40,716
Administrative fees payable	32,649	114,389
Accrued other expenses	95,046	529,103

Total liabilities	31,404,316	937,440,874

Net assets	$118,277,689	$3,142,309,613

Class M Shares:

Net assets (Applicable to 6,428,290 and 17,577,063, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$26,104,813	$180,089,644

Net asset value, offering and redemption price per Class M share	$4.06	$10.25

Class I Shares:
Net assets (Applicable to 22,666,113 and 257,615,608, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$92,172,876	$2,637,123,828

Net asset value, offering and redemption price per Class I share	$4.07	$10.24

Plan Class Shares:
Net assets (Applicable to 0 and 31,771,254, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$325,096,141

Net asset value, offering and redemption price per Plan Class share	N/A	$10.23

Net Assets Consist of:
Paid-in Capital (Note 9)	$131,797,614	$3,723,762,202
Accumulated Earnings (Loss)	(13,519,925)	(581,452,589)

Net assets	$118,277,689	$3,142,309,613

See accompanying Notes to Financial Statements.

257 / Semi-Annual Report September 2022

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Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2022 (Unaudited)

	ALPHATRAK 500 FUND	CORPORATE BOND FUND
Investment Income:
Interest	$432,154	$192,415
Dividends	25,818	1,141

Total investment income	457,972	193,556

Expenses:
Investment advisory fees (Note 6)	71,795	23,110
Administration fees	39,671	41,297
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	6,787
Reports to shareholders	23,838	10,217
Professional fees	21,035	13,988
Transfer agent fees	17,033	19,245
Registration and filing fees	14,944	25,977
Custodian fees	14,123	20,610
Listing fees	800	1,600
Trustees’ fees and expenses	325	99
Commitment fee	50	35
Miscellaneous expenses	1,727	1,256

Total operating expenses	205,341	164,221
Expenses waived and reimbursed (Note 6)	(124,572)	(128,546)

Net expenses	80,769	35,675

Net investment income	377,203	157,881

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(439,680)	(623,772)
Futures contracts	(1,472,373)	48,836
Foreign currency exchange contracts	(1,530)	(1,189)
Foreign currency transactions	44	—
Options and swaptions written	—	1,848
Swap contracts	—	(317)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(1,432,202)	(1,090,537)
Futures contracts	(6,046,077)	14,929
Foreign currency exchange contracts	—	1,189
Foreign currency transactions	186	—
Options and swaptions written	—	8,358
Swap contracts	—	(30,618)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(9,391,632)	(1,671,273)

Net (Decrease) in Net Assets from Operations	$(9,014,429)	$(1,513,392)

See accompanying Notes to Financial Statements.

259 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2022 (Unaudited)

ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

$136,395	$11,025,625	$12,764,838	$18,608,448
6,082	23,123	167,418	15,261

142,477	11,048,748	12,932,256	18,623,709

22,073	511,514	1,258,083	1,561,199
32,936	75,075	99,936	60,639

35	43,457	18,801	192,141
573	12,244	14,270	28,447
9,828	23,229	20,690	21,652
15,140	98,325	119,385	214,078
7,201	35,441	43,027	44,768
12,489	36,004	17,637	25,161
1,600	1,600	2,400	1,600
84	1,708	3,836	5,362
—	482	1,262	2,185
378	2,787	4,685	7,654

102,337	841,866	1,604,012	2,164,886
(75,268)	(173,224)	(7,421)	(99,305)

27,069	668,642	1,596,591	2,065,581

115,408	10,380,106	11,335,665	16,558,128

(276,323)	(5,325,351)	(5,027,395)	(38,981,135)
45,814	1,247,026	—	7,328,996
29,137	181,680	52,044	185,430
(158)	10,951	(349)	(1,618)
—	(26,282)	—	—
—	—	—	56,602

(906,714)	(24,905,276)	(22,685,257)	(48,904,129)
(71,871)	418,723	—	(3,400,168)
20,588	259,281	32,904	112,138
(129)	614	(6,120)	(33,786)
—	7,873	—	—
—	—	—	(3,441)

(1,159,656)	(28,130,761)	(27,634,173)	(83,641,111)

$(1,044,248)	$(17,750,655)	$(16,298,508)	$(67,082,983)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 260

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2022 (Unaudited)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND
Investment Income:
Interest	$12,855,192	$484,791
Dividends	418,234	1,579

Total investment income	13,273,426	486,370

Expenses:
Investment advisory fees (Note 6)	1,462,980	16,713
Administration fees	68,729	50,103
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	24,120	2,780
Administrative Class	—	—
Transfer agent fees	302,159	18,907
Custodian fees	41,053	28,392
Registration and filing fees	31,329	25,553
Professional fees	25,247	13,991
Reports to shareholders	19,630	10,106
Trustees’ fees and expenses	6,209	84
Commitment fee	2,246	64
Listing fees	1,600	1,600
Miscellaneous expenses	8,372	1,255

Total operating expenses	1,993,674	169,548
Expenses waived and reimbursed (Note 6)	(1,411)	(143,814)

Net expenses	1,992,263	25,734

Net investment income	11,281,163	460,636

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(27,021,604)	(445,894)
Futures contracts	(1,143,153)	76,944
Foreign currency exchange contracts	(13,397)	—
Foreign currency transactions	31,722	—
Options and swaptions written	(1,088,029)	(791)
Swap contracts	29,311	(9,603)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(34,455,136)	(815,155)
Futures contracts	(2,271,258)	17,646
Foreign currency exchange contracts	853,894	—
Foreign currency transactions	(3,425)	—
Options and swaptions written	788,477	9,157
Swap contracts	(3,627)	(14,749)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(64,296,225)	(1,182,445)

Net (Decrease) in Net Assets from Operations	$(53,015,062)	$(721,809)

See accompanying Notes to Financial Statements.

261 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2022 (Unaudited)

LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

$31,621,408	$183,618	$1,827,791	$1,095,894,156
657,577	4,796	15,476	14,895,274

32,278,985	188,414	1,843,267	1,110,789,430

3,665,655	7,505	102,588	124,753,902
133,167	35,511	49,098	2,262,141

449,034	150	25,039	5,974,325
2,756	—	—	3,835,719
1,049,249	14,376	27,909	20,750,930
62,023	8,118	27,380	1,264,432
64,372	7,201	24,889	853,574
27,139	9,821	20,375	210,426
36,458	1,050	20,856	1,162,603
19,984	23	215	598,111
7,406	5	81	246,663
2,400	1,600	1,600	4,000
24,001	294	1,235	771,767

5,543,644	85,654	301,265	162,688,593
—	(76,498)	(150,965)	—

5,543,644	9,156	150,300	162,688,593

26,735,341	179,258	1,692,967	948,100,837

(59,430,030)	(225,786)	(1,389,910)	(3,167,046,672)
14,140,169	(11,333)	309,728	(111,659,627)
335,565	—	8,429	51,252,848
63,729	—	771	2,514,087
(3,579,911)	—	(1,359)	(104,340,975)
94,903	—	(211)	361,640

(66,632,888)	(326,544)	(2,558,343)	(5,380,460,157)
1,323,503	(13,153)	171,487	(167,599,391)
623,796	—	11,870	45,155,099
(7,597)	—	69	(343,534)
2,593,066	—	19,326	132,705,720
(12,091)	—	(65,466)	(177,071,967)

(110,487,786)	(576,816)	(3,493,609)	(8,876,532,929)

$ (83,752,445)	$(397,558)	$(1,800,642)	$(7,928,432,092)

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 262

Metropolitan West Funds

Statements of Operations

For the Period Ended September 30, 2022 (Unaudited)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investment Income:
Interest	$1,531,402	$91,748,527
Dividends	56,574	839,617

Total investment income	1,587,976	92,588,144

Expenses:
Investment advisory fees (Note 6)	187,912	11,697,025
Administration fees	51,470	199,478
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	27,182	247,538
Transfer agent fees	92,675	1,262,116
Registration and filing fees	34,091	104,405
Custodian fees	23,857	118,701
Professional fees	20,486	35,571
Trustees’ fees and expenses	1,436	30,904
Commitment fee	663	10,770
Miscellaneous expenses	22,237	98,084

Total operating expenses	462,009	13,804,592
Expenses waived and reimbursed (Note 6)	(179,268)	—

Net expenses	282,741	13,804,592

Net investment income	1,305,235	78,783,552

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(3,639,435)	(97,225,552)
Futures contracts	1,834,698	55,707,649
Foreign currency exchange contracts	57,109	2,003,540
Foreign currency transactions	9,817	130,771
Options and swaptions written	(338,522)	(4,885,119)
Swap contracts	3,835	252,602

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(2,248,613)	(281,462,408)
Futures contracts	49,692	26,226,299
Foreign currency exchange contracts	31,094	2,637,185
Foreign currency transactions	(243)	(19,740)
Options and swaptions written	244,207	6,507,343
Swap contracts	19	(9,389,827)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(3,996,342)	(299,517,257)

Net (Decrease) in Net Assets from Operations	$(2,691,107)	$(220,733,705)

See accompanying Notes to Financial Statements.

263 / Semi-Annual Report September 2022

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Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$377,203	$352,209
Net realized gain (loss) on investments	(439,680)	462,817
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,473,859)	3,204,488
Net change in unrealized (depreciation) on investments	(1,432,202)	(735,005)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(6,045,891)	2,071,084

Net increase (decrease) in net assets resulting from operations	(9,014,429)	5,355,593

Distributions to Shareholders:
Class M	(359,606)	(11,805,983)
Class I	—	—

Total Distributions	(359,606)	(11,805,983)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	924,921	17,532,245
Shares issued in reinvestment of distributions	359,501	11,710,130
Cost of shares redeemed	(8,717,660)	(14,459,312)

Total Class M capital share transactions	(7,433,238)	14,783,063

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,433,238)	14,783,063

Net increase (decrease) in net assets	(16,807,273)	8,332,673
Net assets at beginning of period	45,102,468	36,769,795

Net assets at end of period	$28,295,195	$45,102,468

1 For the period October 1, 2021 (Commencement of Operations) to September 30, 2022.

See accompanying Notes to Financial Statements.

265 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND		ESG SECURITIZED FUND[1]		FLEXIBLE INCOME FUND
SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

$157,881	$283,009	$115,408	$48,431	$10,380,106	$17,239,534
(623,772)	(8,971)	(276,323)	(178,537)	(5,325,351)	(2,327,445)

49,178	11,877	74,793	41,302	1,413,375	(638,721)
(1,090,537)	(958,560)	(906,714)	(590,523)	(24,905,275)	(17,854,385)

(6,142)	(46,061)	(51,412)	32,506	686,490	(583,759)

(1,513,392)	(718,706)	(1,044,248)	(646,821)	(17,750,655)	(4,164,776)

(70,889)	(175,170)	(272)	(27)	(1,616,350)	(2,339,927)
(87,354)	(196,581)	(116,073)	(48,411)	(9,206,174)	(15,439,721)

(158,243)	(371,751)	(116,345)	(48,438)	(10,822,524)	(17,779,648)

1,003,045	2,092,063	17,600	16,900	19,458,743	34,113,901
70,068	173,672	269	27	1,573,453	2,241,577
(984,924)	(4,376,008)	(1,568)	—	(13,400,562)	(22,445,482)

88,189	(2,110,273)	16,301	16,927	7,631,634	13,909,996

189,335	3,935,189	2,033,505	11,304,164	107,129,353	128,698,215
84,469	194,382	114,141	48,411	8,166,706	15,356,960
(2,549,709)	(1,292,494)	(1,330,634)	(3,078)	(71,460,879)	(106,370,251)

(2,275,905)	2,837,077	817,012	11,349,497	43,835,180	37,684,924

(2,187,716)	726,804	833,313	11,366,424	51,466,814	51,594,920

(3,859,351)	(363,653)	(327,280)	10,671,165	22,893,635	29,650,496
12,556,838	12,920,491	10,671,165	—	209,658,501	180,008,005

$8,697,487	$12,556,838	$10,343,885	$10,671,165	$232,552,136	$209,658,501

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 266

Metropolitan West Funds

Statements of Changes in Net Assets

	FLOATING RATE INCOME FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$11,335,665	$15,667,466
Net realized gain (loss) on investments	(5,027,395)	481,354
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	51,695	496,884
Net change in unrealized (depreciation) on investments	(22,685,257)	(8,898,950)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	26,784	(431,315)

Net increase (decrease) in net assets resulting from operations	(16,298,508)	7,315,439

Distributions to Shareholders:
Class M	(353,225)	(474,766)
Class I	(10,968,370)	(15,224,684)
Plan Class	(3)	(4)

Total Distributions	(11,321,598)	(15,699,454)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	2,097,578	9,213,283
Shares issued in reinvestment of distributions	326,289	438,152
Cost of shares redeemed	(5,405,365)	(6,177,939)

Total Class M capital share transactions	(2,981,498)	3,473,496

Class I:
Proceeds from sale of shares	53,948,075	125,936,632
Shares issued in reinvestment of distributions	9,291,811	13,378,948
Cost of shares redeemed	(116,155,972)	(74,037,959)

Total Class I capital share transactions	(52,916,086)	65,277,621

Plan Class:
Shares issued in reinvestment of distributions	2	4

Total Plan Class capital share transactions	2	4

Net increase (decrease) in net assets derived from capital share transactions	(55,897,582)	68,751,121

Net increase (decrease) in net assets	(83,517,688)	60,367,106
Net assets at beginning of period	492,109,029	431,741,923

Net assets at end of period	$408,591,341	$492,109,029

See accompanying Notes to Financial Statements.

267 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Changes in Net Assets

HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND
SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

$16,558,128	$30,268,465	$11,281,163	$10,473,927	$460,636	$907,924
(38,981,136)	(1,676,256)	(27,021,604)	(15,994,312)	(445,894)	(444,321)

7,569,411	231,559	(2,183,546)	(2,721,431)	66,550	(62,217)
(48,904,129)	(40,521,550)	(34,455,137)	(26,631,047)	(815,155)	(1,341,034)

(3,325,257)	1,689,902	(635,938)	(1,890,795)	12,054	(80,875)

(67,082,983)	(10,007,880)	(53,015,062)	(36,763,658)	(721,809)	(1,020,523)

(3,964,240)	(7,194,383)	(278,198)	(443,189)	(103,817)	(149,533)
(12,712,337)	(23,164,913)	(10,928,294)	(12,811,756)	(350,630)	(781,732)
—	—	—	—	—	—

(16,676,577)	(30,359,296)	(11,206,492)	(13,254,945)	(454,447)	(931,265)

29,069,358	45,528,862	959,268	6,888,933	373,467	4,340,421
3,808,316	6,938,480	275,179	441,176	102,394	147,501
(43,689,325)	(71,472,671)	(5,257,736)	(17,389,296)	(289,107)	(4,007,782)

(10,811,651)	(19,005,329)	(4,023,289)	(10,059,187)	186,754	480,140

128,814,844	299,304,142	215,877,423	156,352,081	1,179,213	17,529,268
10,950,838	22,131,407	9,826,869	12,800,407	341,454	772,045
(216,128,530)	(309,772,975)	(117,258,253)	(118,572,331)	(2,964,813)	(18,161,123)

(76,362,848)	11,662,574	108,446,039	50,580,157	(1,444,146)	140,190

—	—	—	—	—	—

—	—	—	—	—	—

(87,174,499)	(7,342,755)	104,422,750	40,520,970	(1,257,392)	620,330

(170,934,059)	(47,709,931)	40,201,196	(9,497,633)	(2,433,648)	(1,331,458)
722,709,212	770,419,143	793,017,179	802,514,812	10,899,126	12,230,584

$551,775,153	$722,709,212	$833,218,375	$793,017,179	$8,465,478	$10,899,126

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 268

Metropolitan West Funds

Statements of Changes in Net Assets

	LOW DURATION BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$26,735,341	$27,294,076
Net realized (loss) on investments	(59,430,030)	(36,485,215)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	11,054,455	3,587,099
Net change in unrealized (depreciation) on investments	(66,632,888)	(57,844,618)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	4,520,677	(2,832,113)

Net (decrease) in net assets resulting from operations	(83,752,445)	(66,280,771)

Distributions to Shareholders:
Class M	(4,807,913)	(4,077,753)
Class I	(21,940,615)	(23,238,389)
Class I-2	—	—
Administrative Class	(13,268)	(13,227)
Plan Class	—	—

Total Distributions	(26,761,796)	(27,329,369)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	78,384,204	110,632,030
Shares issued in reinvestment of distributions	4,709,550	4,002,713
Cost of shares redeemed	(96,029,938)	(68,254,259)

Total Class M capital share transactions	(12,936,184)	46,380,484

Class I:
Proceeds from sale of shares	435,194,360	901,301,727
Shares issued in reinvestment of distributions	20,030,399	21,716,728
Cost of shares redeemed	(575,953,532)	(862,338,899)

Total Class I capital share transactions	(120,728,773)	60,679,556

Class I-2:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I-2 capital share transactions	—	—

Administrative Class:
Proceeds from sale of shares	323,784	2,796,443
Shares issued in reinvestment of distributions	13,092	13,091
Cost of shares redeemed	(730,027)	(1,108,347)

Total Administrative Class capital share transactions	(393,151)	1,701,187

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(134,058,108)	108,761,227

Net increase (decrease) in net assets	(244,572,349)	15,151,087
Net assets at beginning of period	2,495,317,483	2,480,166,396

Net assets at end of period	$2,250,745,134	$2,495,317,483

[1]	For the period August 2, 2021 (Commencement of Operations) to September 30, 2022.

See accompanying Notes to Financial Statements.

269 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Changes in Net Assets

OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]		STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

$179,258	$248,699	$1,692,967	$2,817,560	$948,100,837	$1,197,446,581
(225,786)	(9,348)	(1,389,910)	(1,183,895)	(3,167,046,672)	(1,458,293,186)
(11,333)	(11,230)	317,358	(23,082)	(161,872,027)	550,389
(326,544)	(292,301)	(2,558,343)	(2,290,792)	(5,380,460,157)	(3,001,495,494)
(13,153)	(6,598)	137,286	(144,164)	(167,154,073)	(384,017,226)

(397,558)	(70,778)	(1,800,642)	(824,373)	(7,928,432,092)	(3,645,808,936)

(7,331)	(2,442)	(1,094,597)	(1,701,371)	(74,262,035)	(83,270,314)
(179,676)	(262,705)	(648,256)	(1,116,579)	(613,355,505)	(744,903,628)
—	—	—	—	(2,397,826)	(2,377,375)
—	—	—	—	(23,520,197)	(22,035,853)
—	—	—	—	(294,363,621)	(360,557,055)

(187,007)	(265,147)	(1,742,853)	(2,817,950)	(1,007,899,184)	(1,213,144,225)

153,350	75,360	14,592,526	9,366,413	1,413,533,030	1,604,298,220
7,232	2,442	1,068,564	1,657,387	72,368,709	82,422,477
(6,691)	(2,160)	(5,331,243)	(7,461,785)	(1,323,183,747)	(2,239,839,907)

153,891	75,642	10,329,847	3,562,015	162,717,992	(553,119,210)

500,000	3,038,921	7,437,069	7,073,460	5,161,722,442	13,144,834,948
173,232	262,706	608,084	1,100,021	542,996,206	670,343,885
(531,985)	—	(5,093,403)	(7,240,177)	(8,600,255,724)	(16,882,618,501)

141,247	3,301,627	2,951,750	933,304	(2,895,537,076)	(3,067,439,668)

—	—	—	—	43,948,547	130,016,682
—	—	—	—	2,354,773	2,376,867
—	—	—	—	(36,117,610)	(66,406,517)

—	—	—	—	10,185,710	65,987,032

—	—	—	—	166,440,276	423,045,579
—	—	—	—	22,775,881	21,698,938
—	—	—	—	(202,903,094)	(442,994,344)

—	—	—	—	(13,686,937)	1,750,173

—	—	—	—	1,443,828,335	4,844,083,639
—	—	—	—	272,010,511	336,972,234
—	—	—	—	(3,281,051,311)	(6,203,634,631)

—	—	—	—	(1,565,212,465)	(1,022,578,758)

295,138	3,377,269	13,281,597	4,495,319	(4,301,532,776)	(4,575,400,431)

(289,427)	3,041,344	9,738,102	852,996	(13,237,864,052)	(9,434,353,592)
3,041,344	—	26,123,300	25,270,304	77,506,829,211	86,941,182,803

$2,751,917	$3,041,344	$35,861,402	$26,123,300	$64,268,965,159	$77,506,829,211

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 270

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$1,305,235	$1,492,628
Net realized (loss) on investments	(3,639,435)	(2,386,196)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	1,566,937	966,263
Net change in unrealized (depreciation) on investments	(2,248,613)	(2,774,008)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	324,769	104,464

Net (decrease) in net assets resulting from operations	(2,691,107)	(2,596,849)

Distributions to Shareholders:
Class M	(279,641)	(276,449)
Class I	(1,027,960)	(1,258,061)
Plan Class	—	—

Total Distributions	(1,307,601)	(1,534,510)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	2,452,425	17,118,785
Shares issued in reinvestment of distributions	269,757	270,415
Cost of shares redeemed	(15,220,474)	(38,965,686)

Total Class M capital share transactions	(12,498,292)	(21,576,486)

Class I:
Proceeds from sale of shares	16,374,852	108,718,474
Shares issued in reinvestment of distributions	1,012,185	1,257,404
Cost of shares redeemed	(80,347,596)	(129,705,501)

Total Class I capital share transactions	(62,960,559)	(19,729,623)

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase (decrease) in net assets derived from capital share transactions	(75,458,851)	(41,306,109)

Net increase (decrease) in net assets	(79,457,559)	(45,437,468)
Net assets at beginning of period	197,735,248	243,172,716

Net assets at end of period	$118,277,689	$197,735,248

See accompanying Notes to Financial Statements.

271 / Semi-Annual Report September 2022

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

$78,783,552	$109,737,964
(97,225,553)	(19,332,656)

53,209,444	(5,132,321)
(281,462,408)	(191,824,922)

25,961,260	(17,642,272)

(220,733,705)	(124,194,207)

(4,444,446)	(8,753,492)
(73,898,600)	(143,244,876)
(6,804,789)	(4,640,426)

(85,147,835)	(156,638,794)

15,135,446	40,303,523
4,304,522	8,478,824
(37,314,546)	(76,856,029)

(17,874,578)	(28,073,682)

489,393,580	1,521,241,767
53,936,680	112,760,716
(1,288,547,034)	(999,465,470)

(745,216,774)	634,537,013

227,947,642	118,775,444
6,637,713	4,598,189
(7,450,352)	(58,384,079)

227,135,003	64,989,554

(535,956,349)	671,452,885

(841,837,889)	390,619,884
3,984,147,502	3,593,527,618

$3,142,309,613	$3,984,147,502

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 272

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$11.48	$13.26	$8.89	$10.73	$9.98	$8.95

Income from Investment Operations:
Net investment income[1]	0.11	0.11	0.18	0.31	0.22	0.09
Net realized and unrealized gain (loss)	(2.66)	1.81	5.14	(1.14)	0.76	1.03

Total Income (Loss) from Investment Operations	(2.55)	1.92	5.32	(0.83)	0.98	1.12

Less Distributions:
From net investment income	(0.11)	(0.12)	(0.20)	(0.30)	(0.23)	(0.09)
From net capital gains	—	(3.58)	(0.75)	(0.71)	—	—

Total Distributions	(0.11)	(3.70)	(0.95)	(1.01)	(0.23)	(0.09)

Net Asset Value, End of Period	$8.82	$11.48	$13.26	$8.89	$10.73	$9.98

Total Return	(22.24)%[2]	13.35%	60.83%	(9.36)%	9.93%	12.52%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$28,295	$45,102	$36,770	$29,066	$21,202	$18,149
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.14%[3]	0.83%[4]	1.26%	1.04%	1.39%	0.90%[5]
After expense waivers and reimbursements	0.45%[3]	0.83%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.10%[3]	0.78%	1.57%	2.80%	2.15%	0.90%
Portfolio Turnover Rate	67%[2]	94%	60%	89%	140%	115%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%.

See accompanying Notes to Financial Statements.

273 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.12	0.22	0.28	0.88	0.41
Net realized and unrealized gain (loss)	(1.34)	(0.69)	0.50	0.06	0.34

Total Income (Loss) from Investment Operations	(1.22)	(0.47)	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.12)	(0.22)	(0.40)	(0.86)	(0.41)
From net capital gains	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.12)	(0.29)	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$8.55	$9.89	$10.65	$10.32	$10.31

Total Return	(12.40)%[2]	(4.67)%	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,902	$5,622	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.00%[3]	2.73%	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%[3]	0.75%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.61%[3]	2.01%	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	64%[2]	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 274

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.13	0.24	0.40	0.91	0.43
Net realized and unrealized gain (loss)	(1.34)	(0.69)	0.41	0.06	0.34

Total Income (Loss) from Investment Operations	(1.21)	(0.45)	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.13)	(0.24)	(0.43)	(0.89)	(0.43)
From net capital gains	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.13)	(0.31)	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$8.55	$9.89	$10.65	$10.32	$10.31

Total Return	(12.29)%[2]	(4.44)%	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,796	$6,935	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.71%[3]	2.40%	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.85%[3]	2.25%	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	64%[2]	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

275 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	ESG SECURITIZED FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$9.36	$10.00

Income from Investment Operations:
Net investment income[1]	0.09	0.05
Net realized and unrealized loss	(0.97)	(0.61)

Total (Loss) from Investment Operations	(0.88)	(0.56)

Less Distributions:
From net investment income	(0.08)	(0.08)

Net Asset Value, End of Period	$8.40	$9.36

Total Return	(9.40)%[2]	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$30	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.16%[3]	2.15%[3]
After expense waivers and reimbursements	0.70%[3]	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.93%[3]	0.97%[3]
Portfolio Turnover Rate	158%[2]	276%[2]

*	The ESG Securitized Fund Class M Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 276

Metropolitan West Funds

Financial Highlights

	ESG SECURITIZED FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.09	0.05
Net realized and unrealized loss	(0.97)	(0.63)

Total (Loss) from Investment Operations	(0.88)	(0.58)

Less Distributions:
From net investment income	(0.09)	(0.05)

Net Asset Value, End of Period	$8.40	$9.37

Total Return	(9.40)%[2]	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,314	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.85%[3]	1.80%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.09%[3]	0.94%[3]
Portfolio Turnover Rate	158%[2]	276%[2]

*	The ESG Securitized Fund Class I Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

277 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.75	$9.86	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.37	0.88	0.69	1.86	0.23
Net realized and unrealized gain (loss)	(1.02)	(1.07)	0.34	(0.85)	0.79

Total Income (Loss) from Investment Operations	(0.65)	(0.19)	1.03	1.01	1.02

Less Distributions:
From net investment income	(0.38)	(0.89)	(0.97)	(1.98)	(0.23)
From net capital gains	—	(0.03)	(0.02)	—	—

Total Distributions	(0.38)	(0.92)	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$7.72	$8.75	$9.86	$9.82	$10.79

Total Return	(7.56)%[2]	(2.30)%	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$35,171	$31,941	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.96%[3]	1.04%	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%[3]	0.80%	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.01%[3]	9.33%	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	102%[2]	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 278

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.75	$9.86	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.38	0.91	0.73	1.90	0.24
Net realized and unrealized gain (loss)	(1.02)	(1.08)	0.30	(0.85)	0.78

Total Income (Loss) from Investment Operations	(0.64)	(0.17)	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.39)	(0.91)	(0.97)	(2.01)	(0.24)
From net capital gains	—	(0.03)	(0.02)	—	—

Total Distributions	(0.39)	(0.94)	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$7.72	$8.75	$9.86	$9.82	$10.78

Total Return	(7.44)%[2]	(2.05)%	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$197,381	$177,717	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[3]	0.79%	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%[3]	0.55%	0.55%	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets After expense waivers and reimbursements	9.27%[3]	9.55%	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	102%[2]	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

279 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$9.79	$9.95	$8.98	$9.90	$10.06	$10.06

Income from Investment Operations:
Net investment income[1]	0.23	0.31	0.30	0.42	0.42	0.36
Net realized and unrealized gain (loss)	(0.60)	(0.16)	0.97	(0.92)	(0.15)	—

Total Income (Loss) from Investment Operations	(0.37)	0.15	1.27	(0.50)	0.27	0.36

Less Distributions:
From net investment income	(0.23)	(0.31)	(0.30)	(0.42)	(0.43)	(0.36)

Net Asset Value, End of Period	$9.19	$9.79	$9.95	$8.98	$9.90	$10.06

Total Return	(3.85)%[2]	1.50%	14.30%	(5.36)%	2.72%	3.61%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$13,031	$17,003	$13,815	$6,084	$11,229	$15,802
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%[3]	1.00%	0.99%	1.00%	1.03%	1.04%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.70%[3]	3.12%	3.05%	4.27%	4.23%	3.53%
Portfolio Turnover Rate	15%[2]	49%	38%	51%	52%	71%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 280

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$9.78	$9.95	$8.98	$9.90	$10.05	$10.06

Income from Investment Operations:
Net investment income[1]	0.24	0.33	0.32	0.44	0.45	0.38
Net realized and unrealized gain (loss)	(0.59)	(0.17)	0.97	(0.92)	(0.15)	(0.01)

Total Income (Loss) from Investment Operations	(0.35)	0.16	1.29	(0.48)	0.30	0.37

Less Distributions:
From net investment income	(0.24)	(0.33)	(0.32)	(0.44)	(0.45)	(0.38)

Net Asset Value, End of Period	$9.19	$9.78	$9.95	$8.98	$9.90	$10.05

Total Return	(3.65)%[2]	1.61%	14.52%	(5.17)%	3.03%	3.72%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$395,560	$475,105	$417,927	$250,187	$262,407	$237,759
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%[3]	0.69%[4]	0.70%[5]	0.70%	0.71%	0.72%
After expense waivers and reimbursements	0.69%[3]	0.69%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.96%[3]	3.32%	3.25%	4.47%	4.50%	3.77%
Portfolio Turnover Rate	15%[2]	49%	38%	51%	52%	71%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

281 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.78	$9.95	$9.97

Income from Investment Operations:
Net investment income[1]	0.24	0.35	0.05
Net realized and unrealized loss	(0.60)	(0.18)	(0.02)

Total Income (Loss) from Investment Operations	(0.36)	0.17	0.03

Less Distributions:
From net investment income	(0.24)	(0.34)	(0.05)

Net Asset Value, End of Period	$9.18	$9.78	$9.95

Total Return	(3.85)%[2]	1.76%	0.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$98 [3]	$102 [3]	$100 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.20%[4]	0.65%	0.62%[4]
After expense waivers and reimbursements	0.20%[4]	0.60%	0.56%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.91%[4]	3.53%	3.15%[4]
Portfolio Turnover Rate	15%[2]	49%	38%[2]

*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 282

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]
Net Asset Value, Beginning of Period	$10.06	$10.57	$9.27	$9.66	$9.55	$9.60

Income from Investment Operations:
Net investment income[2]	0.24	0.38	0.36	0.40	0.41	0.34
Net realized and unrealized gain (loss)	(1.29)	(0.51)	1.31	(0.39)	0.11	(0.05)

Total Income (Loss) from Investment Operations	(1.05)	(0.13)	1.67	0.01	0.52	0.29

Less Distributions:
From net investment income	(0.24)	(0.38)	(0.37)	(0.40)	(0.41)	(0.34)

Net Asset Value, End of Period	$8.77	$10.06	$10.57	$9.27	$9.66	$9.55

Total Return	(10.52)%[3]	(1.30)%	18.14%	(0.06)%	5.57%	3.01%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$137,649	$169,941	$198,337	$126,587	$187,339	$211,021
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%[4]	0.90%	0.91%	0.93%	0.92%	0.91%
After expense waivers and reimbursements	0.85%[4]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.12%[4]	3.61%	3.53%	4.07%	4.33%	3.47%
Portfolio Turnover Rate	65%[3]	117%	108%	181%	120%	167%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

283 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]	YEAR ENDED MARCH 31, 2018[1]
Net Asset Value, Beginning of Period	$10.05	$10.57	$9.26	$9.65	$9.55	$9.60

Income from Investment Operations:
Net investment income[2]	0.25	0.41	0.39	0.42	0.44	0.36
Net realized and unrealized gain (loss)	(1.28)	(0.52)	1.31	(0.39)	0.09	(0.05)

Total Income (Loss) from Investment Operations	(1.03)	(0.11)	1.70	0.03	0.53	0.31

Less Distributions:
From net investment income	(0.25)	(0.41)	(0.39)	(0.42)	(0.43)	(0.36)

Net Asset Value, End of Period	$8.77	$10.05	$10.57	$9.26	$9.65	$9.55

Total Return	(10.32)%[3]	(1.15)%	18.56%	0.19%	5.72%	3.27%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$414,127	$552,768	$572,082	$289,352	$293,241	$393,368
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]	0.61%	0.61%	0.62%	0.63%	0.63%
After expense waivers and reimbursements	0.60%[4]	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.36%[4]	3.88%	3.77%	4.33%	4.58%	3.74%
Portfolio Turnover Rate	65%[3]	117%	108%	181%	120%	167%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 284

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$10.10	$10.74	$10.65	$10.37	$10.21	$10.37

Income from Investment Operations:
Net investment income[1]	0.12	0.11	0.13	0.26	0.25	0.18
Net realized and unrealized gain (loss)	(0.78)	(0.61)	0.36	0.28	0.17	(0.16)

Total Income (Loss) from Investment Operations	(0.66)	(0.50)	0.49	0.54	0.42	0.02

Less Distributions:
From net investment income	(0.12)	(0.11)	(0.13)	(0.26)	(0.26)	(0.18)
From net capital gains	—	(0.03)	(0.27)	—	—	—

Total Distributions	(0.12)	(0.14)	(0.40)	(0.26)	(0.26)	(0.18)

Net Asset Value, End of Period	$9.32	$10.10	$10.74	$10.65	$10.37	$10.21

Total Return	(6.58)%[2]	(4.63)%	4.63%	5.27%	4.15%	0.19%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,963	$24,746	$36,452	$33,836	$35,343	$52,942
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%[3]	0.70%	0.71%	0.71%	0.69%	0.70%[4]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.69%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.51%[3]	1.04%	1.22%	2.49%	2.49%	1.71%
Portfolio Turnover Rate	243%[2]	399%	372%	393%	277%	251%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%.

See accompanying Notes to Financial Statements.

285 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$10.10	$10.73	$10.65	$10.36	$10.21	$10.37

Income from Investment Operations:
Net investment income[1]	0.14	0.14	0.16	0.29	0.28	0.20
Net realized and unrealized gain (loss)	(0.79)	(0.60)	0.35	0.28	0.15	(0.15)

Total Income (Loss) from Investment Operations	(0.65)	(0.46)	0.51	0.57	0.43	0.05

Less Distributions:
From net investment income	(0.13)	(0.14)	(0.16)	(0.28)	(0.28)	(0.21)
From net capital gains	—	(0.03)	(0.27)	—	—	—

Total Distributions	(0.13)	(0.17)	(0.43)	(0.28)	(0.28)	(0.21)

Net Asset Value, End of Period	$9.32	$10.10	$10.73	$10.65	$10.36	$10.21

Total Return	(6.48)%[2]	(4.33)%	4.76%	5.60%	4.29%	0.43%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$814,255	$768,271	$766,063	$693,038	$708,645	$768,254
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.47%[3]	0.47%	0.48%	0.48%	0.47%	0.46%
After expense waivers and reimbursements	0.47%[3]	0.47%	0.48%	0.48%	0.47%	0.46%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.78%[3]	1.29%	1.44%	2.69%	2.74%	1.97%
Portfolio Turnover Rate	243%[2]	399%	372%	393%	277%	251%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 286

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.39	0.45	0.59	1.05	0.55
Net realized and unrealized gain (loss)	(1.01)	(0.95)	0.17	(0.55)	0.33

Total Income (Loss) from Investment Operations	(0.62)	(0.50)	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.39)	(0.46)	(0.63)	(1.05)	(0.55)
From net capital gains	—	(0.01)	(0.11)	(0.11)	(0.02)

Total Distributions	(0.39)	(0.47)	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$7.69	$8.70	$9.67	$9.65	$10.31

Total Return	(7.36)%[2]	(5.42)%	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,172	$2,259	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.74%[3]	2.16%	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.47%[3]	4.75%	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	86%[2]	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

287 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.41	0.45	0.65	1.07	0.55
Net realized and unrealized gain (loss)	(1.03)	(0.93)	0.13	(0.55)	0.34

Total Income (Loss) from Investment Operations	(0.62)	(0.48)	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.39)	(0.48)	(0.65)	(1.07)	(0.56)
From net capital gains	—	(0.01)	(0.11)	(0.11)	(0.02)

Total Distributions	(0.39)	(0.49)	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$7.69	$8.70	$9.67	$9.65	$10.31

Total Return	(7.26)%[2]	(5.22)%	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,294	$8,640	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.49%[3]	1.87%	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%[3]	0.49%	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.70%[3]	4.79%	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	86%[2]	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 288

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$8.57	$8.88	$8.65	$8.68	$8.63	$8.72

Income from Investment Operations:
Net investment income[1]	0.09	0.08	0.11	0.20	0.20	0.13
Net realized and unrealized gain (loss)	(0.38)	(0.31)	0.23	(0.03)	0.05	(0.09)

Total Income (Loss) from Investment Operations	(0.29)	(0.23)	0.34	0.17	0.25	0.04

Less Distributions:
From net investment income	(0.09)	(0.08)	(0.11)	(0.20)	(0.20)	(0.13)
Return of capital	—	—	—	—	(0.00)[2]	—

Total Distributions	(0.09)	(0.08)	(0.11)	(0.20)	(0.20)	(0.13)

Net Asset Value, End of Period	$8.19	$8.57	$8.88	$8.65	$8.68	$8.63

Total Return	(3.45)%[3]	(2.65)%	3.91%	1.93%	2.93%	0.48%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$440,518	$474,682	$445,538	$449,701	$580,434	$975,388
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%[4]	0.62%	0.62%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.62%[4]	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.03%[4]	0.87%	1.22%	2.32%	2.29%	1.45%
Portfolio Turnover Rate	226%[3]	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

289 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$8.58	$8.88	$8.65	$8.68	$8.64	$8.72

Income from Investment Operations:
Net investment income[1]	0.10	0.09	0.12	0.22	0.22	0.15
Net realized and unrealized gain (loss)	(0.40)	(0.30)	0.24	(0.03)	0.04	(0.08)

Total Income (Loss) from Investment Operations	(0.30)	(0.21)	0.36	0.19	0.26	0.07

Less Distributions:
From net investment income	(0.09)	(0.09)	(0.13)	(0.22)	(0.22)	(0.15)
Return of capital	—	—	—	—	(0.00)[2]	—

Total Distributions	(0.09)	(0.09)	(0.13)	(0.22)	(0.22)	(0.15)

Net Asset Value, End of Period	$8.19	$8.58	$8.88	$8.65	$8.68	$8.64

Total Return	(3.47)%[3]	(2.34)%	4.12%	2.14%	3.03%	0.81%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,808,975	$2,018,926	$2,034,540	$1,456,456	$1,578,279	$1,685,415
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%[4]	0.41%	0.42%	0.42%	0.41%	0.40%
After expense waivers and reimbursements	0.41%[4]	0.41%	0.42%	0.42%	0.41%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.23%[4]	1.07%	1.39%	2.51%	2.53%	1.68%
Portfolio Turnover Rate	226%[3]	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 290

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$11.08	$11.48	$11.18	$11.21	$11.16	$11.27

Income from Investment Operations:
Net investment income[1]	0.10	0.09	0.13	0.26	0.23	0.15
Net realized and unrealized gain (loss)	(0.50)	(0.40)	0.30	(0.05)	0.06	(0.10)

Total Income (Loss) from Investment Operations	(0.40)	(0.31)	0.43	0.21	0.29	0.05

Less Distributions:
From net investment income	(0.10)	(0.09)	(0.13)	(0.24)	(0.24)	(0.16)
Return of capital	—	—	—	—	(0.00)[2]	—

Total Distributions	(0.10)	(0.09)	(0.13)	(0.24)	(0.24)	(0.16)

Net Asset Value, End of Period	$10.58	$11.08	$11.48	$11.18	$11.21	$11.16

Total Return	(3.58)%[3]	(2.74)%	3.83%	1.90%	2.68%	0.43%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,251	$1,709	$88	$94	$415	$5,374
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[4]	0.72%	0.73%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.72%[4]	0.72%	0.73%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.88%[4]	0.80%	1.11%	2.27%	2.02%	1.35%
Portfolio Turnover Rate	226%[3]	347%	256%	233%	174%	200%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

291 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.99	$10.00

Income from Investment Operations:
Net investment income[1]	0.46	0.88
Net realized and unrealized loss	(1.63)	(1.07)

Total (Loss) from Investment Operations	(1.17)	(0.19)

Less Distributions:
From net investment income	(0.50)	(0.76)
From net capital gains	—	(0.06)

Total Distributions	(0.50)	(0.82)

Net Asset Value, End of Period	$7.32	$8.99

Total Return	(13.32)%[2]	(2.09)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$196	$70
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	6.06%[3]	5.78%[3]
After expense waivers and reimbursements	0.85%[3]	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	11.34%[3]	14.30%[3]
Portfolio Turnover Rate	67%[2]	104%[2]

*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 292

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.98	$10.00

Income from Investment Operations:
Net investment income[1]	0.49	0.80
Net realized and unrealized loss	(1.65)	(0.98)

Total (Loss) from Investment Operations	(1.16)	(0.18)

Less Distributions:
From net investment income	(0.51)	(0.78)
From net capital gains	—	(0.06)

Total Distributions	(0.51)	(0.84)

Net Asset Value, End of Period	$7.31	$8.98

Total Return	(13.24)%[2]	(2.04)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,555	$2,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	5.69%[3]	5.42%[3]
After expense waivers and reimbursements	0.60%[3]	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	11.97%[3]	12.43%[3]
Portfolio Turnover Rate	67%[2]	104%[2]

*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

293 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$6.89	$7.83	$7.29	$7.89	$7.99	$8.05

Income from Investment Operations:
Net investment income[1]	0.35	0.73	0.47	0.31	0.32	0.25
Net realized and unrealized gain (loss)	(0.68)	(0.94)	0.54	(0.60)	(0.09)	(0.03)

Total Income (Loss) from Investment Operations	(0.33)	(0.21)	1.01	(0.29)	0.23	0.22

Less Distributions:
From net investment income	(0.37)	(0.73)	(0.47)	(0.31)	(0.33)	(0.28)

Net Asset Value, End of Period	$6.19	$6.89	$7.83	$7.29	$7.89	$7.99

Total Return	(5.00)%[2]	(2.99)%	14.14%	(3.86)%	3.01%	2.78%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$24,883	$16,813	$15,471	$10,413	$17,908	$26,420
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.00%[3]	3.02%	2.73%	2.43%	1.84%[4]	2.45%
After expense waivers and reimbursements	1.04%[3]	1.04%	2.28%	2.35%	1.84%	2.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.60%[3]	9.71%	6.12%	3.95%	4.10%	3.15%
Portfolio Turnover Rate	62%[2]	77%	24%	50%	36%	32%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 294

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$6.89	$7.83	$7.29	$7.89	$7.98	$8.05

Income from Investment Operations:
Net investment income[1]	0.36	0.76	0.46	0.33	0.35	0.27
Net realized and unrealized gain (loss)	(0.70)	(0.95)	0.56	(0.60)	(0.09)	(0.04)

Total Income (Loss) from Investment Operations	(0.34)	(0.19)	1.02	(0.27)	0.26	0.23

Less Distributions:
From net investment income	(0.37)	(0.75)	(0.48)	(0.33)	(0.35)	(0.30)

Net Asset Value, End of Period	$6.18	$6.89	$7.83	$7.29	$7.89	$7.98

Total Return	(5.04)%[2]	(2.76)%	14.19%	(3.61)%	3.41%	2.90%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,978	$9,310	$9,799	$48,252	$67,310	$69,791
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.75%[3]	2.77%	2.08%[4]	2.20%	1.53%[5]	2.22%
After expense waivers and reimbursements	0.80%[3]	0.80%	2.08%	2.10%	1.53%	2.10%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	10.96%[3]	10.06%	5.92%	4.23%	4.45%	3.40%
Portfolio Turnover Rate	62%[2]	77%	24%	50%	36%	32%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

295 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$10.19	$10.82	$11.12	$10.64	$10.46	$10.57

Income from Investment Operations:
Net investment income[1]	0.12	0.13	0.15	0.26	0.28	0.21
Net realized and unrealized gain (loss)	(1.21)	(0.63)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(1.09)	(0.50)	0.39	0.83	0.46	0.10

Less Distributions:
From net investment income	(0.13)	(0.13)	(0.15)	(0.26)	(0.28)	(0.21)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.13)	(0.13)	(0.69)	(0.35)	(0.28)	(0.21)

Net Asset Value, End of Period	$8.97	$10.19	$10.82	$11.12	$10.64	$10.46

Total Return	(10.80)%[3]	(4.69)%	3.31%	7.93%	4.49%	0.94%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,665,698	$6,213,223	$7,154,434	$8,979,527	$9,560,056	$11,617,735
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%[4]	0.65%	0.67%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.67%[4]	0.65%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.44%[4]	1.17%	1.28%	2.38%	2.68%	1.96%
Portfolio Turnover Rate	210%[3]	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 296

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$10.18	$10.82	$11.12	$10.64	$10.46	$10.57

Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.17	0.28	0.30	0.23
Net realized and unrealized gain (loss)	(1.20)	(0.64)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(1.07)	(0.49)	0.41	0.85	0.48	0.12

Less Distributions:
From net investment income	(0.14)	(0.15)	(0.17)	(0.28)	(0.30)	(0.23)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.14)	(0.15)	(0.71)	(0.37)	(0.30)	(0.23)

Net Asset Value, End of Period	$8.97	$10.18	$10.82	$11.12	$10.64	$10.46

Total Return	(10.61)%[3]	(4.58)%	3.54%	8.16%	4.72%	1.17%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$38,632,288	$46,961,971	$52,980,073	$46,086,494	$40,927,700	$47,327,297
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%[4]	0.44%	0.45%	0.45%	0.44%	0.44%
After expense waivers and reimbursements	0.45%[4]	0.44%	0.45%	0.45%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.66%[4]	1.38%	1.49%	2.60%	2.91%	2.19%
Portfolio Turnover Rate	210%[3]	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

297 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.18	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.13	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(1.21)	(0.64)	0.27	(0.36)

Total Income (Loss) from Investment Operations	(1.08)	(0.50)	0.42	(0.34)

Less Distributions:
From net investment income	(0.13)	(0.14)	(0.18)	(0.02)
From net capital gains	—	(0.00)[2]	(0.54)	—

Total Distributions	(0.13)	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$8.97	$10.18	$10.82	$11.12

Total Return	(10.64)%[3]	(4.65)%	3.65%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$159,554	$170,455	$116,857	$97 [4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.51%[5]	0.52%	0.52%	0.33%[5]
After expense waivers and reimbursements	0.51%[5]	0.52%	0.52%	0.33%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.62%[5]	1.33%	1.32%	3.49%[5]
Portfolio Turnover Rate	210%[3]	467%	470%	405%[3]

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 298

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$10.19	$10.83	$11.13	$10.65	$10.47	$10.58

Income from Investment Operations:
Net investment income[1]	0.11	0.12	0.13	0.25	0.27	0.20
Net realized and unrealized gain (loss)	(1.20)	(0.65)	0.24	0.57	0.18	(0.11)

Total Income (Loss) from Investment Operations	(1.09)	(0.53)	0.37	0.82	0.45	0.09

Less Distributions:
From net investment income	(0.12)	(0.11)	(0.13)	(0.25)	(0.27)	(0.20)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.12)	(0.11)	(0.67)	(0.34)	(0.27)	(0.20)

Net Asset Value, End of Period	$8.98	$10.19	$10.83	$11.13	$10.65	$10.47

Total Return	(10.75)%[3]	(4.89)%	3.19%	7.80%	4.36%	0.83%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,715,651	$1,963,315	$2,083,842	$1,739,034	$1,011,637	$975,897
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[4]	0.77%	0.78%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%[4]	0.77%	0.78%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.34%[4]	1.06%	1.15%	2.26%	2.58%	1.87%
Portfolio Turnover Rate	210%[3]	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

299 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$9.55	$10.15	$10.46	$10.01	$9.84	$9.95

Income from Investment Operations:
Net investment income[1]	0.13	0.15	0.17	0.28	0.29	0.23
Net realized and unrealized gain (loss)	(1.14)	(0.60)	0.23	0.54	0.17	(0.11)

Total Income (Loss) from Investment Operations	(1.01)	(0.45)	0.40	0.82	0.46	0.12

Less Distributions:
From net investment income	(0.13)	(0.15)	(0.17)	(0.28)	(0.29)	(0.23)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—	—

Total Distributions	(0.13)	(0.15)	(0.71)	(0.37)	(0.29)	(0.23)

Net Asset Value, End of Period	$8.41	$9.55	$10.15	$10.46	$10.01	$9.84

Total Return	(10.63)%[3]	(4.50)%	3.65%	8.29%	4.80%	1.18%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,095,773	$22,197,865	$24,605,977	$23,822,841	$20,611,577	$18,363,121
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[4]	0.36%	0.37%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.37%[4]	0.36%	0.37%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.74%[4]	1.47%	1.57%	2.67%	3.00%	2.28%
Portfolio Turnover Rate	210%[3]	467%	470%	405%	255%	291%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 300

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$4.18	$4.25	$4.23	$4.26	$4.25	$4.27

Income from Investment Operations:
Net investment income[1]	0.03	0.02	0.02	0.11	0.09	0.05
Net realized and unrealized gain (loss)	(0.11)	(0.07)	0.02	(0.03)	0.01	(0.02)

Total Income (Loss) from Investment Operations	(0.08)	(0.05)	0.04	0.08	0.10	0.03

Less Distributions:
From net investment income	(0.04)	(0.02)	(0.02)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$4.06	$4.18	$4.25	$4.23	$4.26	$4.25

Total Return	(2.04)%[2]	(1.14)%	1.03%	1.85%	2.37%	0.68%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$26,105	$39,477	$61,925	$28,355	$34,376	$50,777
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%[3]	0.64%	0.65%	0.77%	0.74%	0.69%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.64%[3]	0.49%	0.49%	2.53%	2.08%	1.14%
Portfolio Turnover Rate	209%[2]	336%	210%	303%	172%	183%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

301 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$4.18	$4.26	$4.23	$4.27	$4.26	$4.27

Income from Investment Operations:
Net investment income[1]	0.04	0.03	0.03	0.12	0.10	0.06
Net realized and unrealized gain (loss)	(0.11)	(0.08)	0.03	(0.04)	0.01	(0.01)

Total Income (Loss) from Investment Operations	(0.07)	(0.05)	0.06	0.08	0.11	0.05

Less Distributions:
From net investment income	(0.04)	(0.03)	(0.03)	(0.12)	(0.10)	(0.06)

Net Asset Value, End of Period	$4.07	$4.18	$4.26	$4.23	$4.27	$4.26

Total Return	(1.72)%[2]	(1.21)%	1.43%	1.78%	2.53%	1.08%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$92,173	$158,258	$181,248	$76,340	$68,020	$68,698
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.58%[3]	0.49%	0.48%	0.58%	0.56%	0.52%
After expense waivers and reimbursements	0.34%[3]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.76%[3]	0.66%	0.67%	2.70%	2.27%	1.30%
Portfolio Turnover Rate	209%[2]	336%	210%	303%	172%	183%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 302

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$11.17	$11.96	$11.12	$11.80	$11.83	$11.90

Income from Investment Operations:
Net investment income[1]	0.22	0.30	0.30	0.42	0.41	0.29
Net realized and unrealized gain (loss)	(0.90)	(0.66)	0.93	(0.69)	(0.03)	(0.03)

Total Income (Loss) from Investment Operations	(0.68)	(0.36)	1.23	(0.27)	0.38	0.26

Less Distributions:
From net investment income	(0.24)	(0.30)	(0.30)	(0.41)	(0.41)	(0.31)
From net capital gains	—	(0.13)	(0.09)	—	—	(0.02)
Return of capital	—	—	—	—	(0.00)[2]	—

Total Distributions	(0.24)	(0.43)	(0.39)	(0.41)	(0.41)	(0.33)

Net Asset Value, End of Period	$10.25	$11.17	$11.96	$11.12	$11.80	$11.83

Total Return	(6.14)%[3]	(3.15)%	11.14%	(2.47)%	3.31%	2.18%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$180,090	$214,792	$258,424	$267,139	$454,968	$642,999
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[4]	1.02%	1.03%	1.03%	1.03%[5]	1.05%
After expense waivers and reimbursements	1.03%[4]	1.02%	1.03%	1.03%	1.03%	1.04%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.13%[4]	2.50%	2.56%	3.49%	3.46%	2.39%
Portfolio Turnover Rate	100%[3]	182%	165%	85%	43%	62%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

See accompanying Notes to Financial Statements.

303 / Semi-Annual Report September 2022

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018
Net Asset Value, Beginning of Period	$11.16	$11.95	$11.12	$11.79	$11.82	$11.89

Income from Investment Operations:
Net investment income[1]	0.24	0.33	0.33	0.44	0.44	0.33
Net realized and unrealized gain (loss)	(0.90)	(0.66)	0.92	(0.67)	(0.02)	(0.04)

Total Income (Loss) from Investment Operations	(0.66)	(0.33)	1.25	(0.23)	0.42	0.29

Less Distributions:
From net investment income	(0.26)	(0.33)	(0.33)	(0.44)	(0.45)	(0.34)
From net capital gains	—	(0.13)	(0.09)	—	—	(0.02)
Return of capital	—	—	—	—	(0.00)[2]	—

Total Distributions	(0.26)	(0.46)	(0.42)	(0.44)	(0.45)	(0.36)

Net Asset Value, End of Period	$10.24	$11.16	$11.95	$11.12	$11.79	$11.82

Total Return	(6.02)%[3]	(2.88)%	11.35%	(2.11)%	3.60%	2.49%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,637,124	$3,648,832	$3,271,289	$2,760,187	$2,651,631	$2,627,294
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%[4]	0.74%	0.75%	0.75%	0.75%	0.73%
After expense waivers and reimbursements	0.75%[4]	0.74%	0.75%	0.75%	0.75%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.37%[4]	2.79%	2.82%	3.72%	3.76%	2.77%
Portfolio Turnover Rate	100%[3]	182%	165%	85%	43%	62%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Semi-Annual Report September 2022 / 304

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$11.15	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.25	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.91)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	(0.66)	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.26)	(0.34)	(0.34)	(0.03)
From net capital gains	—	(0.13)	(0.09)	—

Total Distributions	(0.26)	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$10.23	$11.15	$11.94	$11.11

Total Return	(5.99)%[2]	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$325,096	$120,524	$63,815	$93 [3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[4]	0.69%	0.69%	0.68%[4]
After expense waivers and reimbursements	0.72%[4]	0.69%	0.69%	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.67%[4]	2.87%	2.88%	4.06%[4]
Portfolio Turnover Rate	100%[2]	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

305 / Semi-Annual Report September 2022

Notes to Financial Statements

September 30, 2022 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of fourteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West ESG Securitized Fund (the “ESG Securitized Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The ESG Securitized Fund commenced investment operations on October 1, 2021 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps or exchange-traded funds (ETFs) that track the S&P 500 Index with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The ESG Securitized Fund seeks to maximize current income and achieve above average long-term total return by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. The Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

Semi-Annual Report September 2022 / 306

Notes to Financial Statements (Continued)

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of global investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

307 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or the “Board of Trustees”) has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fixed income securities for which market quotations are readily available were valued during the period at prices as provided by independent pricing vendors or broker quotes. The Fund received pricing information from independent pricing vendors selected and overseen by the valuation designee. Securities with a demand feature exercisable within one to seven days are valued at par. The Fund also uses a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that could not be valued as described above were valued for the period at their fair value as determined by the Adviser in accordance with procedures approved by and under the general oversight of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees for the period included, but were not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset could not be valued pursuant to one of the valuation methods approved by the Board, the value of the security or asset was determined in good faith by the Adviser, as the valuation designee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Adviser believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of its NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Semi-Annual Report September 2022 / 308

Notes to Financial Statements (Continued)

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

309 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Semi-Annual Report September 2022 / 310

Notes to Financial Statements (Continued)

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of September 30, 2022, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

311 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of September 30, 2022 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$62,011	$—	$—	$62,011
U.S. Agency Discount Notes	—	1,042,301	—	1,042,301
U.S. Treasury Bills	1,784,793	—	—	1,784,793

Long-Term Investments:
Asset-Backed Securities	—	4,189,207	—	4,189,207
Common Stock	—	—	21,230	21,230
Corporates	—	10,475,872	—	10,475,872
Mortgage-Backed Securities	—	9,413,486	34,125	9,447,611
Municipal Bonds	—	660,781	—	660,781
Mutual Funds	13,573	—	—	13,573
Rights	—	—	—	—

Other Financial Instruments*

Liabilities:
Equity contracts	(3,821,193)	—	—	(3,821,193)

Total	$(1,960,816)	$25,781,647	$55,355	$23,876,186

*Other financial instruments include futures. Equity contracts include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$24,973	$—	$—	$24,973

Long-Term Investments:
Asset-Backed Securities	—	—	36,143	36,143
Corporates	—	7,727,795	4,808	7,732,603
Mortgage-Backed Securities	—	37,030	7,287	44,317
Municipal Bonds	—	285,708	—	285,708
U.S. Treasury Securities	384,532	21,904	—	406,436

Other Financial Instruments*

Assets:
Interest rate contracts	66,620	24,185	—	90,805

Liabilities:
Interest rate contracts	(39,153)	(82,880)	—	(122,033)

Total	$436,972	$8,013,742	$48,238	$8,498,952

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Semi-Annual Report September 2022 / 312

Notes to Financial Statements (Continued)

ESG SECURITIZED FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$894,956	$—	$—	$894,956
U.S. Agency Discount Notes	—	94,424	—	94,424

Long-Term Investments:
Asset-Backed Securities	—	611,352	—	611,352
Mortgage-Backed Securities	—	9,226,464	—	9,226,464
U.S. Treasury Securities	1,286,305	—	—	1,286,305

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	26,916	—	26,916
Interest rate contracts	3,924	—	—	3,924

Liabilities:

Foreign currency exchange contracts	—	(198)	—	(198)
Interest rate contracts	(49,416)	—	—	(49,416)

Total	$2,135,769	$9,958,958	$—	$12,094,727

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$6,210,501	$—	$—	$6,210,501
U.S. Treasury Bills	9,992,784	—	—	9,992,784

Long-Term Investments:
Asset-Backed Securities	—	29,480,403	441,744	29,922,147
Bank Loans	—	11,105,621	150,213	11,255,834
Common Stock	214,710	—	303,325	518,035
Corporates	—	76,944,967	490,711	77,435,678
Foreign Government Obligations	—	5,423,744	—	5,423,744
Mortgage-Backed Securities	—	129,022,008	2,799,359	131,821,367
Municipal Bonds	—	982,288	—	982,288
Rights	—	—	—	—
Warrant	—	19,946	—	19,946

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	253,930	—	253,930
Interest rate contracts	2,913,312	—	—	2,913,312

Liabilities:

Foreign currency exchange contracts	—	(3,350)	—	(3,350)
Interest rate contracts	(2,702,865)	—	—	(2,702,865)

Total	$16,628,442	$253,229,557	$4,185,352	$274,043,351

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

313 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$17,935,482	$—	$—	$17,935,482

Long-Term Investments:
Asset-Backed Securities	—	2,163,735	—	2,163,735
Bank Loans	—	357,065,894	4,095,295	361,161,189
Common Stock	—	—	265,705	265,705
Corporates	—	18,810,477	—	18,810,477
Rights	—	—	—	—
Warrant	—	29,985	—	29,985

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	45,642	—	45,642

Total	$17,935,482	$378,115,733	$4,361,000	$400,412,215

*Other financial instruments include foreign currency exchange contracts.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,910,581	$—	$—	$2,910,581

Long-Term Investments:
Bank Loans	—	39,854,639	2,628,678	42,483,317
Common Stock	3,200,227	—	3,449,463	6,649,690
Corporates	—	465,261,603	3,598,470	468,860,073
Rights	—	—	—	—
Warrant	—	37,659	40	37,699

Other Financial Instruments*

Assets:
Credit contracts	—	160,630	57,273	217,903
Foreign currency exchange contracts	—	170,035	—	170,035
Interest rate contracts	1,394,960	—	—	1,394,960

Liabilities:
Interest rate contracts	(3,083,592)	—	—	(3,083,592)

Total	$4,422,176	$505,484,566	$9,733,924	$519,640,666

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Semi-Annual Report September 2022 / 314

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$1,650,143	$—	$—	$1,650,143

Long-Term Investments:
Asset-Backed Securities	—	46,355,227	1,847,292	48,202,519
Bank Loans	—	11,044,367	—	11,044,367
Common Stock	—	—	419,347	419,347
Corporates	—	274,359,995	468,739	274,828,734
Foreign Government Obligations	—	1,024,305	—	1,024,305
Mortgage-Backed Securities	—	184,856,797	—	184,856,797
Municipal Bonds	—	8,206,181	—	8,206,181
Rights	—	—	—	—
U.S. Treasury Securities	345,275,435	1,035,314	—	346,310,749

Other Financial Instruments*

Assets:
Credit contracts	—	46,439	59,727	106,166
Foreign currency exchange contracts	—	784,768	—	784,768
Interest rate contracts	995,132	—	—	995,132

Liabilities:
Interest rate contracts	(4,232,058)	—	—	(4,232,058)

Total	$343,688,652	$527,713,393	$2,795,105	$874,197,150

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:
Short-Term Investments:
Money Market Funds	$329,614	$—	$—	$329,614

Long-Term Investments:
Asset-Backed Securities	—	460,053	32,127	492,180
Corporates	—	5,552,781	12,019	5,564,800
Mortgage-Backed Securities	—	1,865,967	25,032	1,890,999
Municipal Bonds	—	458,393	—	458,393
U.S. Treasury Securities	278,507	11,112	—	289,619

Other Financial Instruments*

Assets:
Interest rate contracts	96,288	23,391	—	119,679

Liabilities:
Interest rate contracts	(63,903)	(87,221)	—	(151,124)

Total	$640,506	$8,284,476	$69,178	$8,994,160

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

315 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$33,142,001	$—	$—	$33,142,001

Long-Term Investments:
Asset-Backed Securities	—	269,001,564	5,461,558	274,463,122
Bank Loans	—	53,756,759	—	53,756,759
Common Stock	—	—	—	—
Corporates	—	722,963,978	1,882,166	724,846,144
Mortgage-Backed Securities	—	1,084,282,692	767,166	1,085,049,858
Municipal Bonds	—	26,403,444	—	26,403,444
Purchased Swaptions	—	26,031	—	26,031
U.S. Treasury Securities	458,887,160	—	—	458,887,160

Other Financial Instruments*

Assets:
Credit contracts	—	137,712	193,170	330,882
Foreign currency exchange contracts	—	623,797	—	623,797
Interest rate contracts	25,037,483	—	—	25,037,483

Liabilities:
Interest rate contracts	(20,415,695)	(5,577)	—	(20,421,272)

Total	$496,650,949	$2,157,190,400	$8,304,060	$2,662,145,409

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written swaptions. Credit contracts include swaps. Interest rate contracts include futures and written swaptions.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$76,380	$—	$—	$76,380

Long-Term Investments:
Bank Loans	—	164,574	32,219	196,793
Common Stock	267,292	—	—	267,292
Corporates	—	1,884,483	—	1,884,483
Master Limited Partnerships	62,587	—	—	62,587
Mortgage-Backed Securities	—	195,195	21,091	216,286

Other Financial Instruments*

Liabilities:
Interest rate contracts	(19,751)	—	—	(19,751)

Total	$386,508	$2,244,252	$53,310	$2,684,070

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2022 / 316

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$366,220	$—	$—	$366,220
U.S. Agency Discount Notes	—	1,556,300	—	1,556,300

Long-Term Investments:
Asset-Backed Securities	—	5,958,280	105,989	6,064,269
Common Stock	37,890	—	28,628	66,518
Corporates	—	12,713,298	28,845	12,742,143
Foreign Government Obligations	—	21,815	—	21,815
Mortgage-Backed Securities	—	19,241,267	75,802	19,317,069
Municipal Bonds	—	121,672	—	121,672
Rights	—	—	—	—

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	9,633	—	9,633
Interest rate contracts	361,324	52,220	—	413,544

Liabilities:
Foreign currency exchange contracts	—	(314)	—	(314)
Interest rate contracts	(141,706)	(183,675)	—	(325,381)

Total	$623,728	$39,490,496	$239,264	$40,353,488

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Interest rate contracts include futures and swaps.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$1,617,000,262	$—	$—	$1,617,000,262
U.S. Agency Discount Notes	—	2,162,804,616	—	2,162,804,616
U.S. Treasury Bills	372,728,399	—	—	372,728,399

Long-Term Investments:
Asset-Backed Securities	—	3,271,457,251	25,854,053	3,297,311,304
Bank Loans	—	1,157,524,724	3,764,698	1,161,289,422
Common Stock	—	—	65,858,622	65,858,622
Corporates	—	19,322,386,700	55,093,608	19,377,480,308
Foreign Government Obligations	—	778,794,809	—	778,794,809
Mortgage-Backed Securities	—	31,093,467,807	244,206,658	31,337,674,465
Municipal Bonds	—	422,326,243	—	422,326,243
Rights	—	—	—	—
U.S. Treasury Securities	17,196,167,658	164,438,808	—	17,360,606,466

Other Financial Instruments*

Assets:
Credit contracts	—	2,439,209	577,057	3,016,266
Foreign currency exchange contracts	—	48,679,398	—	48,679,398
Interest rate contracts	13,589,220	168,986,200	—	182,575,420

Liabilities:
Foreign currency exchange contracts	—	(1,289,810)	—	(1,289,810)
Interest rate contracts	(219,966,785)	(540,581,946)	—	(760,548,731)
Reverse Repurchase Agreements	—	(1,970,000,000)	—	(1,970,000,000)

Total	$18,979,518,754	$56,081,434,009	$395,354,696	$75,456,307,459

*Other financial instruments include foreign currency exchange contracts, futures, reverse repurchase agreements and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

317 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$3,558,000	$—	$—	$3,558,000
U.S. Agency Discount Notes	—	6,306,647	—	6,306,647

Long-Term Investments:
Asset-Backed Securities	—	8,810,020	—	8,810,020
Corporates	—	36,642,356	—	36,642,356
Mortgage-Backed Securities	—	49,153,653	12,768	49,166,421
Municipal Bonds	—	1,681,804	—	1,681,804
U.S. Treasury Securities	25,525,072	2,289,543	—	27,814,615

Other Financial Instruments*

Assets:
Credit contracts	—	15,681	—	15,681
Foreign currency exchange contracts	—	31,094	—	31,094
Interest rate contracts	1,177,667	—	—	1,177,667

Liabilities:
Interest rate contracts	(382,935)	—	—	(382,935)

Total	$29,877,804	$104,930,798	$12,768	$134,821,370

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$1,055,000	$—	$—	$1,055,000
U.S. Treasury Bills	24,881,674	—	—	24,881,674

Long-Term Investments:
Asset-Backed Securities	—	463,593,136	8,272,654	471,865,790
Bank Loans	—	120,258,504	333,029	120,591,533
Common Stock	4,900,440	—	3,879,013	8,779,453
Corporates	—	996,287,587	4,144,763	1,000,432,350
Foreign Government Obligations	—	108,867,250	—	108,867,250
Mortgage-Backed Securities	—	1,917,888,260	3,196,767	1,921,085,027
Municipal Bonds	—	11,620,950	—	11,620,950
Rights	—	—	—	—

Other Financial Instruments*

Assets:
Credit contracts	—	416,955	266,889	683,844
Foreign currency exchange contracts	—	2,288,410	—	2,288,410
Interest rate contracts	45,629,820	7,049,375	—	52,679,195

Liabilities:
Foreign currency exchange contracts	—	(1,216)	—	(1,216)
Interest rate contracts	(8,972,199)	(25,479,707)	—	(34,451,906)

Total	$67,494,735	$3,602,789,504	$20,093,115	$3,690,377,354

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

Semi-Annual Report September 2022 / 318

Notes to Financial Statements (Continued)

For the six months ended September 30, 2022, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	COMMON STOCK	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$23,160	$42,950
Accrued discounts/premiums	—	(5,837)
Realized gain (loss)	—	—
Change in unrealized (depreciation)*	(1,930)	(2,988)
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of
September 30, 2022	$21,230	$34,125

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(4,918) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$39,936	$5,355	$12,295
Accrued discounts/premiums	—	—	(1,169)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(2,523)	(547)	(3,839)
Purchases	—	—	—
Sales	(1,270)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2022	$36,143	$4,808	$7,287

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(7,023) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

319 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2022	$488,107	$—	$330,900	$531,973	$1,948,536
Accrued discounts/premiums	—	470	—	(4,084)	(129,376)
Realized gain	—	13	—	—	—
Change in unrealized (depreciation)*	(30,834)	(82,908)	(27,575)	(90,578)	(1,473,337)
Purchases	—	233,888	—	53,400	2,453,536
Sales	(15,529)	(1,250)	—	—	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of September 30, 2022	$441,744	$150,213	$303,325	$490,711	$2,799,359

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(1,705,233) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

FLOATING RATE INCOME FUND	BANK LOANS	COMMON STOCK
Balance as of
April 1, 2022	$3,781,017	$289,860
Accrued discounts/premiums	15,695	—
Realized (loss)	(374)	—
Change in unrealized (depreciation)*	(1,026,496)	(24,155)
Purchases	2,766,469	—
Sales	(25,391)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	(1,415,625)	—

Balance as of
September 30, 2022	$4,095,295	$265,705

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(990,665) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,415,625 transferred from level 3 to level 2 in the disclosure hierarchy.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	WARRANT
Balance as of
April 1, 2022	$4,460,910	$3,763,050	$4,007,877	$94,040	$51
Accrued discounts/premiums	33,628	—	—	(33,133)	—
Realized gain	768	—	—	—	—
Change in unrealized (depreciation)*	(1,216,736)	(313,587)	(409,407)	(4,185)	(11)
Purchases	1,440,281	—	—	—	—
Sales	(13,924)	—	—	551	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	(2,076,249)	—	—	—	—

Balance as of
September 30, 2022	$2,628,678	$3,449,463	$3,598,470	$57,273	$40

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(1,855,959) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $2,076,249 transferred from level 3 to level 2 in the disclosure hierarchy.

Semi-Annual Report September 2022 / 320

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS
Balance as of
April 1, 2022	$2,041,174	$457,470	$522,068	$98,067
Accrued discounts/premiums	—	—	—	(34,659)
Realized gain (loss)	—	—	—	—
Change in unrealized (depreciation)*	(128,940)	(38,123)	(53,329)	(4,258)
Purchases	—	—	—	577
Sales	(64,942)	—	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2022	$1,847,292	$419,347	$468,739	$59,727

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(224,650) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$35,499	$13,386	$37,672
Accrued discounts/premiums	—	—	(1,677)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(2,242)	(1,367)	(10,963)
Purchases	—	—	—
Sales	(1,130)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of
September 30, 2022	$32,127	$12,019	$25,032

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(14,573) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$6,034,776	$2,096,305	$317,177	$891,424
Accrued discounts/premiums	—	—	(111,751)	(37,433)
Realized gain (loss)	—	—	—	—
Change in unrealized (depreciation)*	(381,216)	(214,139)	(14,116)	(86,825)
Purchases	—	—	1,860	—
Sales	(192,002)	—	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2022	$5,461,558	$1,882,166	$193,170	$767,166

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(696,296) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

321 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

OPPORTUNISTIC HIGH INCOME CREDIT FUND	BANK LOANS	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$31,515	$25,166	$30,081
Accrued discounts/premiums	290	—	(1,424)
Realized gain (loss)	6	(3,044)	—
Change in unrealized appreciation (depreciation)*	(14,624)	1,894	(7,566)
Purchases	—	—	—
Sales	(88)	(24,016)	—
Transfers into Level 3**	15,120	—	—
Transfers out of Level 3**	—	—	—

Balance as of September 30, 2022	$32,219	$—	$21,091

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(22,189) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $15,120 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$115,275	$31,230	$32,127	$85,217
Accrued discounts/premiums	127	—	—	38,716
Realized gain (loss)	—	—	—	—
Change in unrealized (depreciation)*	(7,296)	(2,602)	(3,282)	(48,131)
Purchases	—	—	—	—
Sales	(2,117)	—	—	—
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of
September 30, 2022	$105,989	$28,628	$28,845	$75,802

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(61,311) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of
April 1, 2022	$28,567,563	$3,351,078	$71,845,770	$61,572,896	$947,503	$155,761,703
Accrued discounts/premiums	(800,882)	27,928	—	(9,723)	—	28,826
Realized (loss)	—	—	—	(29,041)	—	—
Change in unrealized (depreciation)*	(536,578)	(60,843)	(5,987,148)	(6,183,365)	(41,057)	(5,427,394)
Purchases	1,922,313	446,535	—	—	—	94,752,428
Sales	(3,298,363)	—	—	(257,159)	(329,389)	(908,905)
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—

Balance as of September 30, 2022	$25,854,053	$3,764,698	$65,858,622	$55,093,608	$577,057	$244,206,658

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(18,236,386) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

Semi-Annual Report September 2022 / 322

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2022	$13,941
Accrued discounts/premiums	(3,043)
Realized gain (loss)	—
Change in unrealized appreciation*	1,870
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2022	$12,768

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $1,870 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the period ended September 30, 2022.

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES
Balance as of April 1, 2022	$9,140,910	$1,773,939	$4,231,650	$4,328,214	$438,220	$54,965
Accrued discounts/premiums	—	4,231	—	21,366	(154,876)	19,453
Realized gain	—	89	—	—	—	—
Change in unrealized (depreciation)*	(577,429)	(65,358)	(352,637)	(1,442,735)	(19,025)	(25,602)
Purchases	—	39,503	—	1,237,918	2,570	3,147,951
Sales	(290,827)	(3,750)	—	—	—	—
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	—	(1,415,625)	—	—	—	—

Balance as of September 30, 2022	$8,272,654	$333,029	$3,879,013	$4,144,763	$266,889	$3,196,767

*The change in unrealized appreciation (depreciation) on securities still held at September 30, 2022 was $(2,422,810) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2022, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,415,625 transferred from level 3 to level 2 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2022, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$21,230	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed Securities-Non-Agency	$18,410	Third-Party Vendor	Vendor Prices	$1.19	$1.19	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$15,715	Third-Party Vendor	Vendor Prices	$0.02 - $2.44	$2.43	Increase
Mortgage-Backed Securities- U.S. Agency Commercial	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

323 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$36,143	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Corporate Securities	$4,808	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$7,287	Third-Party Vendor	Vendor Prices	$0.00 - $1.22	$1.22	Increase

FLEXIBLE INCOME FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$441,744	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Bank Loans	$150,213	Third-Party Vendor	Vendor Prices	$61.00	$61.00	Increase
Common Stock	$303,325	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$490,711	Third-Party Vendor	Vendor Prices	$6.75 - $83.50	$77.15	Increase
Mortgage-Backed Securities-Non-Agency	$2,194,130	Third-Party Vendor	Vendor Prices	$0.00 - $12.12	$5.40	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$232,464	Broker Quote	Offered Quote	$96.86	$96.86	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$372,765	Third-Party Vendor	Vendor Prices	$1.22	$1.22	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

FLOATING RATE INCOME FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$4,095,295	Third-Party Vendor	Vendor Prices	$59.40 - $83.67	$72.87	Increase
Common Stock	$265,705	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$2,628,678	Third-Party Vendor	Vendor Prices	$59.40 - $75.00	$66.53	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,449,463	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$3,598,470	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Credit Default Swaps	$57,273	Broker Quote	Offered Quote	$2.70	$2.70	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Warrant	$40	Third-Party Vendor	Vendor Prices	$2.50	$2.50	Increase

Semi-Annual Report September 2022 / 324

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$1,847,292	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$419,347	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$468,739	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Credit Default Swaps	$59,726	Broker Quote	Offered Quote	$2.70	$2.70	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$32,127	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Corporate Securities	$12,019	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$25,032	Third-Party Vendor	Vendor Prices	$0.02 - $1.22	$1.22	Increase

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$5,461,558	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$1,882,166	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Credit Default Swaps	$193,170	Broker Quote	Offered Quote	$2.70	$2.70	Increase
Mortgage-Backed Securities-Non-Agency	$767,166	Third-Party Vendor	Vendor Prices	$1.32	$1.32	Increase

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$32,219	Third-Party Vendor	Vendor Prices	$59.40 - $75.00	$65.51	Increase
Mortgage-Backed Securities-Non-Agency	$21,091	Third-Party Vendor	Vendor Prices	$9.65	$9.65	Increase

325 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$60,238	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Asset-Backed Securities	$45,751	Third-Party Vendor	Vendor Prices	$10.90	$10.90	Increase
Common Stock	$28,628	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$28,845	Third-Party Vendor	Vendor Prices	$83.50	$83.50	Increase
Mortgage-Backed Securities-Non-Agency	$75,802	Third-Party Vendor	Vendor Prices	$4.47	$4.47	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$25,854,053	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Bank Loans	$3,764,698	Third-Party Vendor	Vendor Prices	$60.00	$60.00	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$65,858,622	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$55,093,608	Third-Party Vendor	Vendor Prices	$83.50 - $100.05	$84.44	Increase
Credit Default Swaps	$577,057	Broker Quote	Offered Quote	$2.70	$2.70	Increase
Mortgage-Backed Securities-Non-Agency	$6,999,809	Third-Party Vendor	Vendor Prices	$0.83 - $99.68	$20.08	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$237,206,849	Broker Quote	Offered Quote	$96.67 - $99.43	$97.29	Increase
Rights	$—	Broker Quote	Offered Quote	$—_	$—	Increase

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed Securities-Non-Agency	$12,768	Third-Party Vendor	Vendor Prices	$1.19	$1.19	Increase

Semi-Annual Report September 2022 / 326

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	FAIR VALUE AT 9/30/22	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$8,272,654	Broker Quote	Offered Quote	$88.05	$88.05	Increase
Bank Loans	$333,029	Third-Party Vendor	Vendor Prices	$60.00	$60.00	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,879,013	Third-Party Vendor	Vendor Prices	$27.50	$27.50	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$4,144,763	Third-Party Vendor	Vendor Prices	$4.08 - $83.50	$68.74	Increase
Credit Default Swaps	$266,889	Broker Quote	Offered Quote	$2.70	$2.70	Increase
Mortgage-Backed Securities-Non-Agency	$48,817	Third-Party Vendor	Vendor Prices	$0.58 - $4.47	$3.73	Increase
Mortgage-Backed Securities- Non-Agency Commercial	$3,147,950	Broker Quote	Offered Quote	$96.86	$96.86	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2022:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2022:

		ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$217,903
Interest contracts:
Futures[1]	—	66,620	3,924	2,913,312	—	1,394,960
Swaps	—	24,185	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	26,916	253,930	45,642	170,035

Total	$—	$90,805	$30,840	$3,167,242	$45,642	$1,782,898

327 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

		ASSET DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Credit contracts:
Swaps	$106,166	$—	$330,882	$—	$—	$3,016,266
Interest contracts:
Futures[1]	995,132	96,288	25,037,483	—	361,324	13,589,220
Options and swaptions purchased	—	—	26,031	—	—	—
Swaps	—	23,391	—	—	52,220	168,986,200
Foreign currency exchange contracts:
Forwards	784,768	—	623,796	—	9,633	48,679,398

Total	$1,886,066	$119,679	$26,018,192	$—	$423,177	$234,271,084

ASSET DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Credit contracts:
Swaps	$15,681	$683,844
Interest contracts:
Futures[1]	1,177,667	45,629,820
Swaps	—	7,049,375
Foreign currency exchange contracts:
Forwards	31,094	2,288,410

Total	$1,224,442	$55,651,449

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

Equity contracts:
Futures[1]	$(3,821,193)	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	(39,153)	(49,416)	(2,702,865)	—	(3,083,592)
Swaps	—	(82,880)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	(198)	(3,350)	—	—

Total	$(3,821,193)	$(122,033)	$(49,614)	$(2,706,215)	$—	$(3,083,592)

		LIABILITY DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Interest contracts:
Futures[1]	$(4,232,058)	$(63,903)	$(20,415,695)	$(19,751)	$(141,706)	$(219,966,785)
Options and swaptions written	—	—	(5,577)	—	—	—
Swaps	—	(87,221)	—	—	(183,675)	(540,581,946)
Foreign currency exchange contracts:
Forwards	—	—	—	—	(314)	(1,289,810)

Total	$(4,232,058)	$(151,124)	$(20,421,272)	$(19,751)	$(325,695)	$(761,838,541)

Semi-Annual Report September 2022 / 328

Notes to Financial Statements (Continued)

LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures[1]	$(382,935)	$(8,972,199)
Swaps	—	(25,479,707)
Foreign currency exchange contracts:
Forwards	—	(1,216)

Total	$(382,935)	$(34,453,122)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2022:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$56,602
Equity contracts:
Futures	(1,472,373)	—	—	—	—	—
Interest contracts:
Futures	—	48,836	45,814	1,247,026	—	7,328,996
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	1,848	—	(26,282)	—	—
Swaps	—	(317)	—	—	—	—
Foreign currency exchange contracts:
Forwards	(1,530)	(1,189)	29,137	181,680	52,044	185,430

Total	$(1,473,903)	$49,178	$74,951	$1,402,424	$52,044	$7,571,028

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$29,311	$—	$94,903	$—	$—	$769,914
Interest contracts:
Futures	(1,143,153)	76,944	14,140,169	(11,333)	309,728	(111,659,627)
Options and swaptions purchased[1]	(282,459)	—	(928,575)	—	—	(29,532,671)
Options and swaptions written	(1,088,029)	(791)	(3,579,911)	—	(1,359)	(104,340,975)
Swaps	—	(9,603)	—	—	(211)	(408,274)
Foreign currency exchange contracts:
Forwards	(13,397)	—	335,565	—	8,429	51,252,848

Total	$(2,497,727)	$66,550	$10,062,151	$(11,333)	$316,587	$(193,918,785)

329 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Credit contracts:
Swaps	$3,835	$182,198
Interest contracts:
Futures	1,834,698	55,707,649
Options and swaptions purchased[1]	(77,248)	(1,418,618)
Options and swaptions written	(338,522)	(4,885,119)
Swaps	—	70,404
Foreign currency exchange contracts:
Forwards	57,109	2,003,540

Total	$1,479,872	$51,660,054

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

Credit contracts:
Swaps	$—	$—	$—	$—	$—	$(3,441)
Equity contracts:
Futures	(6,046,077)	—	—	—	—	—
Interest contracts:
Futures	—	14,929	(71,871)	418,723	—	(3,400,168)
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	8,358	—	7,873	—	—
Swaps	—	(30,618)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	1,189	20,588	259,281	32,904	112,138

Total	$(6,046,077)	$(6,142)	$(51,283)	$685,877	$32,904	$(3,291,471)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Credit contracts:
Swaps	$(3,627)	$—	$(12,091)	$—	$—	$(32,569)
Interest contracts:
Futures	(2,271,258)	17,646	1,323,503	(13,153)	171,487	(167,599,391)
Options and swaptions purchased[1]	238,284	—	796,921	—	—	25,000,745
Options and swaptions written	788,477	9,157	2,593,066	—	19,326	132,705,720
Swaps	—	(14,749)	—	—	(65,466)	(177,039,398)
Foreign currency exchange contracts:
Forwards	853,894	—	623,796	—	11,870	45,155,099

Total	$(394,230)	$12,054	$5,325,195	$(13,153)	$137,217	$(141,809,794)

Semi-Annual Report September 2022 / 330

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$19	$(15,955)
Interest contracts:
Futures	49,692	26,226,299
Options and swaptions purchased[1]	65,568	1,197,190
Options and swaptions written	244,207	6,507,343
Swaps	—	(9,373,872)
Foreign currency exchange contracts:
Forwards	31,094	2,637,185

Total	$390,580	$27,178,190

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Financial futures contracts:
Average number of contracts purchased	157	10	9	573	—	481
Average number of contracts sold	—	7	8	285	—	256
Average value of contracts purchased	$2,376,192	$10,615	$19,002	$1,194,407	$—	$1,021,251
Average value of contracts sold	$—	$27,074	$16,065	$1,306,085	$—	$921,988
Written options:
Average number of contracts	—	—	—	50	—	—
Average notional value	$—	$—	$—	$41,347	$—	$—
Credit default swaps:
Average number of contracts - sell protection	—	—	—	—	—	2
Average notional value - sell protection	$—	$—	$—	$—	$—	$5,980,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	2	—	—	—	—
Average number of contracts - receives fixed rate	—	2	—	—	—	—
Average notional - pays fixed rate	$—	$1,694	$—	$—	$—	$—
Average notional - receives fixed rate	$—	$203	$—	$—	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$462	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	1	3	9	3	4
Average value of contracts sold	$1,550	$1,519	$14,360	$141,251	$33,102	$90,148

331 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Financial futures contracts:
Average number of contracts purchased	776	22	3,722	4	26	24,435
Average number of contracts sold	72	14	3,830	1	26	1,926
Average value of contracts purchased	$1,506,475	$32,689	$7,961,427	$7,076	$54,156	$73,264,262
Average value of contracts sold	$381,313	$54,161	$10,848,549	$12	$134,862	$4,518,246
Purchased options:
Average number of contracts	324	—	1,058	—	—	33,772
Average notional value	$203,715	$—	$666,224	$—	$—	$21,135,540
Written options:
Average number of contracts	1,041	5	3,380	—	10	109,174
Average notional value	$561,030	$3,935	$1,817,441	$—	$7,870	$59,387,742
Credit default swaps:
Average number of contracts -sell protection	2	—	2	—	—	2
Average notional value - sell protection	$3,225,000	$—	$10,120,000	$—	$—	$80,665,000
Interest rate swaps:
Average number of contracts -pays fixed rate	—	5	—	—	6	7
Average number of contracts -receives fixed rate	—	3	—	—	5	6
Average notional - pays fixed rate	$—	$2,159	$—	$—	$3,433	$9,988,899
Average notional - receives fixed rate	$—	$123	$—	$—	$418	$1,225,326
Purchased swaptions:
Average number of contracts	—	—	1	—	—	1
Average notional value	$—	$—	$939,000	$—	$—	$2,724,060
Written swaptions:
Average number of contracts	—	1	1	—	1	1
Average notional value	$—	$462	$540,000	$—	$980	$3,024,870
Foreign currency exchange contracts:
Average number of contracts sold	6	—	1	—	3	15
Average value of contracts sold	$312,432	$—	$288,849	$—	$6,750	$32,924,721

Semi-Annual Report September 2022 / 332

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	35	3,591
Average number of contracts sold	237	4,496
Average value of contracts purchased	$102,657	$6,251,856
Average value of contracts sold	$596,721	$20,962,985
Purchased options:
Average number of contracts	93	1,628
Average notional value	$57,757	$1,023,356
Written options:
Average number of contracts	298	5,210
Average notional value	$158,980	$2,805,659
Credit default swaps:
Average number of contracts - sell protection	1	2
Average notional value - sell protection	$390,000	$19,620,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	6
Average number of contracts - receives fixed rate	—	5
Average notional - pays fixed rate	$—	$478,641
Average notional - receives fixed rate	$—	$61,066
Written swaptions:
Average number of contracts	—	1
Average notional value	$—	$145,620
Foreign currency exchange contracts:
Average number of contracts sold	2	8
Average value of contracts sold	$40,940	$1,682,627

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2022.

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting

333 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents ESG Securitized Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	ESG SECURITIZED FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$26,916	$—	$—	$26,916

Total	$26,916	$—	$—	$26,916

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2022 / 334

Notes to Financial Statements (Continued)

The following table presents ESG Securitized Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	ESG SECURITIZED FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$198	$—	$—	$198

Total	$198	$—	$—	$198

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$10,767	$—	$(3,350)	$7,417

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$234,291	$—	$—	$234,291

Goldman Sachs International
Foreign Currency Exchange Contracts	$8,872	$—	$—	$8,872

Total	$253,930	$—	$(3,350)	$250,580

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	FLEXIBLE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$3,350	$—	$(3,350)	$—

Total	$3,350	$—	$(3,350)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

335 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

The following table presents Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	FLOATING RATE INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$45,642	$—	$—	$45,642

Total	$45,642	$—	$—	$45,642

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	HIGH YIELD BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$4,357	$—	$—	$4,357

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$146,865	$—	$—	$146,865

Credit Suisse First Boston International
Credit Default Swaps	$217,903	$(217,903)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$18,813	$—	$—	$18,813

Total	$387,938	$(217,903)	$—	$170,035

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2022 / 336

Notes to Financial Statements (Continued)

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	INTERMEDIATE BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$42,100	$(42,100)	$—	$—

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$633,110	$(633,110)	$—	$—

Credit Suisse First Boston International
Credit Default Swaps	$106,166	$—	$—	$106,166

Goldman Sachs International
Foreign Currency Exchange Contracts	$18,000	$—	$—	$18,000

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$91,558	$—	$—	$91,558

Total	$890,934	$(675,210)	$—	$215,724

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$623,796	$(623,796)	$—	$—

Credit Suisse First Boston International
Credit Default Swaps	$330,882	$(330,882)	$—	$—

Goldman Sachs International
Swaptions	$26,031	$(10,000)	$(5,577)	$10,454

Total	$980,709	$(964,678)	$(5,577)	$10,454

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

337 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Goldman Sachs International
Swaptions	$5,577	$—	$ (5,577)	$—

Total	$5,577	$—	$ (5,577)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	STRATEGIC INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$1,681	$—	$(314)	$1,367

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$7,952	$—	$—	$7,952

Total	$9,633	$—	$(314)	$9,319

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	STRATEGIC INCOME FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$314	$—	$(314)	$—

Total	$314	$—	$(314)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2022 / 338

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$21,749,113	$(21,749,113)	$—	$—

Barclays Bank PLC
Foreign Currency Exchange Contracts	$3,670,034	$(3,099,777)	$(570,257)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$4,558,252	$(4,183,260)	$(374,992)	$—

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$16,618,307	$(16,618,307)	$—	$—

Credit Suisse First Boston International Credit Default Swaps	$3,016,266	$(2,980,000)	$—	$36,266

Goldman Sachs International
Foreign Currency Exchange Contracts	$1,926,271	$(1,926,271)	$—	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$157,421	$—	$(157,421)	$—

Total	$51,695,664	$(50,556,728)	$(1,102,670)	$36,266

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	TOTAL RETURN BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Barclays Bank PLC
Foreign Currency Exchange Contracts	$570,257	$—	$(570,257)	$—
Reverse Repurchase Agreements	$985,000,000	$(985,000,000)	$—	$—

	$985,570,257	$(985,000,000)	$(570,257)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$374,992	$—	$(374,992)	$—

JPMorgan Chase
Reverse Repurchase Agreements	$985,000,000	$(985,000,000)	$—	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$344,561	$—	$(157,421)	$187,140

Total	$1,971,289,810	$(1,970,000,000)	$(1,102,670)	$187,140

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

339 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

The following table presents Ultra Short Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	ULTRA SHORT BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$31,094	$—	$—	$31,094

Credit Suisse First Boston International
Credit Default Swaps	$15,681	$—	$—	$15,681

Total	$46,775	$—	$—	$46,775

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative assets counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	UNCONSTRAINED BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Barclays Bank PLC
Foreign Currency Exchange Contracts	$18,430	$—	$—	$18,430

Citibank N.A.
Foreign Currency Exchange Contracts	$152,728	$(151,512)	$(1,216)	$—

Citigroup Global Markets, Inc.
Foreign Currency Exchange Contracts	$1,988,755	$(1,988,755)	$—	$—

Credit Suisse First Boston International
Credit Default Swaps	$683,844	$(683,844)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$128,497	$—	$—	$128,497

Total	$2,972,254	$(2,824,111)	$(1,216)	$146,927

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2022:

	UNCONSTRAINED BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES2
Citibank N.A.
Foreign Currency Exchange Contracts	$1,216	$—	$(1,216)	$—

Total	$1,216	$—	$(1,216)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2022 / 340

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2022, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets,

341 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, ESG Securitized Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2022, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2022, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency

Semi-Annual Report September 2022 / 342

Notes to Financial Statements (Continued)

of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2022, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the Total Return Bond Fund for the six months ended September 30, 2022, was $417,121,566 and (0.52)%.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of September 30, 2022, the Total Return Bond Fund held reverse repurchase agreements.

As of September 30, 2022, the following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

TOTAL RETURN BOND FUND

COUNTERPARTY	REVERSE REPURCHASE AGREEMENTS	FAIR VALUE OF NON-CASH COLLATERAL PLEDGED INCLUDING ACCRUED INTEREST[1]	NET AMOUNT
Barclays Bank PLC	$985,000,000	$(985,000,000)	$—
JPMorgan Chase	985,000,000	(985,000,000)	—

	$1,970,000,000	$(1,970,000,000)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

343 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2022, the Flexible Income Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund held written options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the

Semi-Annual Report September 2022 / 344

Notes to Financial Statements (Continued)

currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of September 30, 2022, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund had credit default swaps outstanding in the Funds.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2022, Corporate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above-listed S&P Index

345 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2022, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Semi-Annual Report September 2022 / 346

Notes to Financial Statements (Continued)

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19): Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization declared in March 2020 that the COVID-19 outbreak officially constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, imposed and in some cases continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues. Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term

347 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior. The ongoing COVID-19 crisis and any other public health emergency that may arise in the future could have a significant adverse impact on our investments and result in significant investment losses.

LIBOR Risk: The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, the ICE Benchmark Administration, in its capacity as administrator of USD LIBOR, announced it would extend publication of 1-month, 3-month, and 6-month USD LIBOR by 19 months to June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. Although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2022, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$6,598,538	$17,029,784
Corporate Bond Fund	1,648,840	3,537,621
ESG Securitized Fund	375,495	271,075
Flexible Income Fund	89,287,604	31,118,255
Floating Rate Income Fund	65,566,895	122,115,911
High Yield Bond Fund	370,756,738	450,647,210
Intermediate Bond Fund	154,878,243	88,879,697
Investment Grade Credit Fund	1,154,907	2,484,865
Low Duration Bond Fund	607,723,432	508,094,608
Opportunistic High Income Credit Fund	2,155,641	1,858,580
Strategic Income Fund	15,325,791	2,325,535
Total Return Bond Fund	7,159,910,859	6,285,361,107
Ultra Short Bond Fund	22,029,871	51,031,099
Unconstrained Bond Fund	640,224,853	770,868,572

Semi-Annual Report September 2022 / 348

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the six months ended September 30, 2022 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$13,605,014	$12,726,063
Corporate Bond Fund	5,322,426	5,208,621
ESG Securitized Fund	18,419,917	17,976,198
Flexible Income Fund	223,217,911	203,676,116
Intermediate Bond Fund	2,010,889,988	1,962,854,444
Investment Grade Credit Fund	7,312,798	7,320,374
Low Duration Bond Fund	5,498,229,709	5,578,370,435
Strategic Income Fund	19,707,399	16,328,829
Total Return Bond Fund	159,084,401,354	163,795,419,241
Ultra Short Bond Fund	307,440,079	340,251,892
Unconstrained Bond Fund	3,191,902,316	3,058,913,625

Purchases include the Flexible Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $4,296,263, $19,339,507, and $13,860,487, respectively. These trades are settled for cash in accordance with the valuation and other requirements set forth in Rule 17a-7 under the 1940 Act. There were no sales to affiliates, and no associated realized gains or losses to report during the period.

Investment transactions in the shares of affiliated issuers for the six months ended September 30, 2022 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF PERIOD	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the AlphaTrak 500 Fund, the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.40%, 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.65%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

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Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2022, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.40%[2]	N/A	N/A	N/A	N/A	0.45%[3]	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
ESG Securitized Fund	0.40%	0.40%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Strategic Income Fund	0.65%[2]	0.65%[2]	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2023, unless approved by the Board.

2 Effective February 1, 2022.

3 Effective February 1, 2022, the contractual expense limitation is 0.45%. Prior to February 1, 2022, the contractual expense limitation was 0.90%.

At September 30, 2022, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2023	2024	2025	2026	TOTAL

AlphaTrak 500 Fund	$48,578	$122,267	$—	$124,572	$295,417
Corporate Bond Fund	179,693	257,070	257,575	128,546	822,884
ESG Securitized Fund	—	—	67,666	75,268	142,934
Flexible Income Fund	195,102	309,577	441,229	173,224	1,119,132
Floating Rate Income Fund	9,650	8,677	14,896	7,421	40,644
High Yield Bond Fund	195,809	158,414	145,095	99,305	598,623
Intermediate Bond Fund	5,068	4,895	62	1,411	11,436
Investment Grade Credit Fund	191,069	259,548	264,265	143,814	858,696
Opportunistic High Income Credit Fund	—	—	96,407	76,498	172,905
Strategic Income Fund	40,102	58,687	566,609	150,965	816,363
Ultra Short Bond Fund	244,911	310,177	355,828	179,268	1,090,184

Total	$1,109,982	$1,489,312	$2,209,632	$1,160,292	$5,969,218

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. For the period from January 1, 2020 to December 31, 2021, each of the independent trustees received an annual retainer of $135,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board received an annual retainer of $55,500. The respective chairman of the Audit Committee and the Nominating and Governance Committee each received an additional annual retainer of $37,000 and $18,500, respectively. Effective January 1, 2022, the annual retainer for each independent trustee is $150,000, and the additional retainer for the chairman of the Board is $60,000. Also effective January 1, 2022, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $40,000 and $20,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

Semi-Annual Report September 2022 / 350

Notes to Financial Statements (Continued)

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2022. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2023, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Flexible Income Fund, Floating Rate Income Fund, High Yield Bond Fund, Low Duration Bond Fund, Total Return Bond Fund and Unconstrained Bond Fund had the following unfunded commitments and unrealized gain (loss) by investment as of September 30, 2022:

FLEXIBLE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN (LOSS)
Crown Finance U.S., Inc., Delayed-Draw Term Loan, 1st Lien	September 2023	$4,770	$194
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November 2027	15,982	(1,402)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July 2028	47,232	(10,922)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	130,217	(11,305)

Total Unfunded Commitments		$198,201	$(23,435)

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
NMN Holdings III Corp., Delayed-Draw Term Loan, 1st Lien	November 2025	$231,664	$(24,345)
Precision Medicine Group LLC, Delayed-Draw Term Loan, 1st Lien	November 2027	119,862	(10,485)
Refficiency Holdings LLC, Delayed-Draw Term Loan, 1st Lien	December 2027	290,449	(11,796)
Dessert Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	June 2028	292,105	(23,684)
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July 2028	304,724	(70,466)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July 2028	172,744	(12,442)
Trident TPI Holdings, Inc., Delayed-Draw Term Loan B3, 1st Lien	September 2028	43,895	(2,316)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	260,435	(27,740)
Dermatology Intermediate Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	April 2029	156,116	(7,356)
Element Materials Technology Group U.S. Holdings, Inc., Delayed-Draw Term Loan B, 1st Lien	June 2029	447,039	(16,382)

Total Unfunded Commitments		$2,319,033	$(207,012)

351 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN (LOSS)
Crown Finance U.S., Inc., Delayed-Draw Term Loan, 1st Lien	September 2023	$87,970	$3,647
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July 2028	239,970	(55,492)

Total Unfunded Commitments		$327,940	$(51,845)

INTERMEDIATE BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July 2028	$12,530	$(298)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	5,043	(133)
Element Materials Technology Group U.S. Holdings, Inc., Delayed-Draw Term Loan B, 1st Lien	June 2029	18,580	(233)

Total Unfunded Commitments		$36,153	$(664)

LOW DURATION BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July 2028	$386,652	$(25,862)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	367,728	(36,998)
Element Materials Technology Group U.S. Holdings, Inc., Delayed-Draw Term Loan B, 1st Lien	June 2029	103,228	(1,296)

Total Unfunded Commitments		$857,608	$(64,156)

OPPORTUNISTIC HIGH INCOME CREDIT FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Crown Finance U.S., Inc., Delayed-Draw Term Loan, 1st Lien	September 2023	$615	$25

Total Unfunded Commitments		$615	$25

TOTAL RETURN BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN (LOSS)
Crown Finance U.S., Inc., Delayed-Draw Term Loan, 1st Lien	September 2023	$260,722	$10,600
AI Aqua Merger Sub, Inc., Delayed-Draw Term Loan, 1st Lien	July 2028	233,204	(16,796)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	1,046,332	(61,460)
Element Materials Technology Group U.S. Holdings, Inc., Delayed-Draw Term Loan B, 1st Lien	June 2029	1,965,379	(24,670)

Total Unfunded Commitments		$3,505,637	$(92,326)

UNCONSTRAINED BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN (LOSS)
Crown Finance U.S., Inc., Delayed-Draw Term Loan, 1st Lien	September 2023	$74,844	$3,043
Aveanna Healthcare LLC, Delayed-Draw Term Loan B, 1st Lien	July 2028	571,358	(132,124)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	65,204	(1,721)
Element Materials Technology Group U.S. Holdings, Inc., Delayed-Draw Term Loan B, 1st Lien	June 2029	117,384	(1,710)

Total Unfunded Commitments		$828,790	$(132,512)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trusts experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

Semi-Annual Report September 2022 / 352

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND

	CLASS M	CLASS M

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	3,928,208	2,773,846

Shares sold	89,717	1,298,545
Shares issued through reinvestment of distributions	39,572	971,033
Shares redeemed	(850,218)	(1,115,216)

Net increase (decrease) in fund shares	(720,929)	1,154,362

Shares outstanding at end of period	3,207,279	3,928,208

	CORPORATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	568,258	768,830	701,050	444,057

Shares sold	104,570	192,521	20,191	360,108
Shares issued through reinvestment of distributions	7,672	16,192	9,230	18,162
Shares redeemed	(106,914)	(409,285)	(286,348)	(121,277)

Net increase (decrease) in fund shares	5,328	(200,572)	(256,927)	256,993

Shares outstanding at end of period	573,586	568,258	444,123	701,050

	ESG SECURITIZED FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022*	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	1,738	—	1,137,535	—

Shares sold	1,957	1,735	228,190	1,132,869
Shares issued through reinvestment of distributions	30	3	12,880	4,988
Shares redeemed	(176)	—	(151,261)	(322)

Net increase in fund shares	1,811	1,738	89,809	1,137,535

Shares outstanding at end of period	3,549	1,738	1,227,344	1,137,535

* The Fund commenced operations on October 1, 2021.

353 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

	FLEXIBLE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	3,651,661	2,147,224	20,317,792	16,108,761

Shares sold	2,343,374	3,650,896	12,958,920	13,905,850
Shares issued through reinvestment of distributions	192,821	237,569	1,001,377	1,621,341
Shares redeemed	(1,633,465)	(2,384,028)	(8,716,521)	(11,318,160)

Net increase in fund shares	902,730	1,504,437	5,243,776	4,209,031

Shares outstanding at end of period	4,554,391	3,651,661	25,561,568	20,317,792

	FLOATING RATE INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	1,737,330	1,387,808	48,557,554	41,999,130

Shares sold	220,415	927,690	5,716,217	12,676,785
Shares issued through reinvestment of distributions	34,706	44,164	988,813	1,348,588
Shares redeemed	(574,507)	(622,332)	(12,208,583)	(7,466,949)

Net increase (decrease) in fund shares	(319,386)	349,522	(5,503,553)	6,558,424

Shares outstanding at end of period	1,417,944	1,737,330	43,054,001	48,557,554

	FLOATING RATE INCOME FUND
	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	10	10

Shares sold	—	—
Shares issued through reinvestment of distributions	1	—

Net increase in fund shares	1	—

Shares outstanding at end of period	11	10

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	16,894,728	18,755,387	54,977,626	54,120,573

Shares sold	3,082,934	4,289,757	14,027,652	28,529,831
Shares issued through reinvestment of distributions	411,886	658,585	1,183,703	2,104,002
Shares redeemed	(4,698,282)	(6,809,001)	(22,959,019)	(29,776,780)

Net increase (decrease) in fund shares	(1,203,462)	(1,860,659)	(7,747,664)	857,053

Shares outstanding at end of period	15,691,266	16,894,728	47,229,962	54,977,626

Semi-Annual Report September 2022 / 354

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	2,450,422	3,395,400	76,102,332	71,377,801

Shares sold	98,299	645,465	22,268,367	14,653,122
Shares issued through reinvestment of distributions	28,317	41,504	1,012,426	1,206,765
Shares redeemed	(543,425)	(1,631,947)	(12,031,713)	(11,135,356)

Net increase (decrease) in fund shares	(416,809)	(944,978)	11,249,080	4,724,531

Shares outstanding at end of period	2,033,613	2,450,422	87,351,412	76,102,332

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	259,570	219,784	992,802	1,044,749

Shares sold	45,583	450,559	144,245	1,818,446
Shares issued through reinvestment of distributions	12,532	15,710	41,683	81,937
Shares redeemed	(35,202)	(426,483)	(360,171)	(1,952,330)

Net increase (decrease) in fund shares	22,913	39,786	(174,243)	(51,947)

Shares outstanding at end of period	282,483	259,570	818,559	992,802

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	55,362,416	50,165,234	235,428,672	229,018,746

Shares sold	9,337,216	12,487,486	51,586,504	101,789,983
Shares issued through reinvestment of distributions	561,993	454,037	2,389,110	2,460,757
Shares redeemed	(11,450,596)	(7,744,341)	(68,462,801)	(97,840,814)

Net increase (decrease) in fund shares	(1,551,387)	5,197,182	(14,487,187)	6,409,926

Shares outstanding at end of period	53,811,029	55,362,416	220,941,485	235,428,672

	LOW DURATION BOND FUND

	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	154,242	7,678

Shares sold	29,644	243,605
Shares issued through reinvestment of distributions	1,209	1,151
Shares redeemed	(66,787)	(98,192)

Net increase (decrease) in fund shares	(35,934)	146,564

Shares outstanding at end of period	118,308	154,242

355 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

	OPPORTUNISTIC HIGH INCOME CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022*	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	7,782	—	330,792	—

Shares sold	18,998	7,752	64,851	303,418
Shares issued through reinvestment of distributions	927	264	21,900	27,374
Shares redeemed	(858)	(234)	(68,013)	—

Net increase in fund shares	19,067	7,782	18,738	330,792

Shares outstanding at end of period	26,849	7,782	349,530	330,792

* The Fund commenced operations on August 2, 2021.

	STRATEGIC INCOME FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	2,439,193	1,975,844	1,351,121	1,251,843

Shares sold	2,238,430	1,234,339	1,134,377	937,224
Shares issued through reinvestment of distributions	165,062	222,558	93,955	147,770
Shares redeemed	(820,432)	(993,548)	(804,151)	(985,716)

Net increase in fund shares	1,583,060	463,349	424,181	99,278

Shares outstanding at end of period	4,022,253	2,439,193	1,775,302	1,351,121

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	609,964,109	661,139,405	4,611,465,986	4,897,035,762

Shares sold	151,927,774	147,998,834	535,944,726	1,211,638,765
Shares issued through reinvestment of distributions	7,626,624	7,623,648	57,241,100	61,975,142
Shares redeemed	(137,873,432)	(206,797,778)	(896,656,792)	(1,559,183,683)

Net increase (decrease) in fund shares	21,680,966	(51,175,296)	(303,470,966)	(285,569,776)

Shares outstanding at end of period	631,645,075	609,964,109	4,307,995,020	4,611,465,986

Semi-Annual Report September 2022 / 356

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND

	CLASS I-2	CLASS I-2
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	16,736,662	10,801,035

Shares sold	4,555,103	11,931,840
Shares issued through reinvestment of distributions	248,393	219,971
Shares redeemed	(3,749,049)	(6,216,184)

Net increase in fund shares	1,054,447	5,935,627

Shares outstanding at end of period	17,791,109	16,736,662

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	192,601,234	192,427,211	2,324,492,622	2,425,345,101

Shares sold	17,285,422	39,078,639	160,221,363	475,768,210
Shares issued through reinvestment of distributions	2,401,201	2,008,237	30,562,924	33,232,551
Shares redeemed	(21,156,045)	(40,912,853)	(363,381,053)	(609,853,240)

Net increase (decrease) in fund shares	(1,469,422)	174,023	(172,596,766)	(100,852,479)

Shares outstanding at end of period	191,131,812	192,601,234	2,151,895,856	2,324,492,622

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	9,455,483	14,559,872	37,852,952	42,554,510

Shares sold	596,450	4,029,512	3,947,782	25,590,708
Shares issued through reinvestment of distributions	65,432	63,776	245,153	296,146
Shares redeemed	(3,689,075)	(9,197,677)	(19,379,774)	(30,588,412)

Net (decrease) in fund shares	(3,027,193)	(5,104,389)	(15,186,839)	(4,701,558)

Shares outstanding at end of period	6,428,290	9,455,483	22,666,113	37,852,952

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	19,230,240	21,607,830	326,977,316	273,766,820

Shares sold	1,413,859	3,405,824	45,800,762	128,854,698
Shares issued through reinvestment of distributions	405,495	720,405	5,076,664	9,599,441
Shares redeemed	(3,472,531)	(6,503,819)	(120,239,134)	(85,243,643)

Net increase (decrease) in fund shares	(1,653,177)	(2,377,590)	(69,361,708)	53,210,496

Shares outstanding at end of period	17,577,063	19,230,240	257,615,608	326,977,316

357 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2022 (UNAUDITED)	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of period	10,805,285	5,342,862

Shares sold	21,029,089	9,973,405
Shares issued through reinvestment of distributions	629,987	391,609
Shares redeemed	(693,107)	(4,902,591)

Net increase in fund shares	20,965,969	5,462,423

Shares outstanding at end of period	31,771,254	10,805,285

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2022, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*

ESG Securitized Fund	$—	$88,339	$—

Flexible Income Fund	—	1,750,308	1,632,496

Floating Rate Income Fund	—	—	1,423,408

High Yield Bond Fund	3,413,616	—	26,334,362

Intermediate Bond Fund	—	20,164,497	305,230

Investment Grade Credit Fund	—	475,780	52,035

Low Duration Bond Fund	—	31,748,989	31,112,953

Strategic Income Fund	—	314,298	1,210,552

Total Return Bond Fund	—	57,536,725	—

Ultra Short Bond Fund	—	2,064,104	4,598,352

Unconstrained Bond Fund	—	23,088,513	5,378,232

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2022, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$39,088	$222	$7,148	$124,156	$450,209	$2,345,083
Undistributed long-term gains	537,219	—	—	—	—	—
Other temporary differences	(1,195)	(226)	—	(53,808)	(211,274)	(79,350)
Accumulated capital loss carryforwards and post-October losses	—	(38,248)	(88,339)	(3,382,804)	(1,423,408)	(26,334,362)
Net unrealized appreciation (depreciation)	(320,163)	(1,198,254)	(614,068)	(21,051,709)	(7,293,576)	(58,190,090)

Total accumulated earnings (losses)	$254,949	$(1,236,506)	$(695,259)	$(24,364,165)	$(8,478,049)	$(82,258,719)

Semi-Annual Report September 2022 / 358

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$—	$874	$369,011	$3,517	$559,423	$—
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(42,335)	(702)	(276,009)	(5,053)	(13,635)	(13,522,698)
Accumulated capital loss carryforwards and post-October losses	(20,471,198)	(527,815)	(62,861,942)	(30,325)	(1,524,850)	(2,233,321,624)
Net unrealized appreciation (depreciation)	(21,858,155)	(1,828,352)	(56,660,672)	(304,052)	(6,840,028)	(2,844,981,470)

Total accumulated earnings (losses)	$(42,371,688)	$(2,355,995)	$(119,429,612)	$(335,913)	$(7,819,090)	$(5,091,825,792)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$76,788	$2,782,795
Undistributed long-term gains	—	—
Other temporary differences	(9,363)	(2,528,266)
Accumulated capital loss carryforwards and post-October losses	(6,662,456)	(28,466,745)
Net unrealized appreciation (depreciation)	(2,926,186)	(247,358,833)

Total accumulated earnings (losses)	$(9,521,217)	$(275,571,049)

Permanent differences incurred during the fiscal year ended March 31, 2022, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE (DECREASE) ACCUMULATED EARNINGS (LOSS)	INCREASE (DECREASE) PAID-IN-CAPITAL
Opportunistic High Income Credit Fund	$12	$(12)
Total Return Bond Fund	39,047,613	(39,047,613)

The permanent differences are due to non-deductible expenses and taxable overdistribution paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND
	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,904,144	$1,321,651	$315,930	$319,404
Net long-term capital gains	6,902,086	1,241,454	55,831	32,833

Total taxable distributions	$11,806,230	$2,563,105	$371,761	$352,237

359 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

		ESG SECURITIZED FUND	FLEXIBLE INCOME FUND
		MARCH 31, 2022	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)		$48,438	$17,192,300	$5,004,078
Net long-term capital gains		—	540,585	108,995

Total taxable distributions		$48,438	$17,732,885	$5,113,073

	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND
	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$15,620,404	$10,150,408	$30,481,103	$24,840,015

Total taxable distributions	$15,620,404	$10,150,408	$30,481,103	$24,840,015

	INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND
	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$10,530,092	$24,703,086	$930,563	$863,178
Net long-term capital gains	2,724,855	5,051,576	—	45,944

Total taxable distributions	$13,254,947	$29,754,662	$930,563	$909,122

		LOW DURATION BOND FUND		OPPORTUNISTIC HIGH INCOME CREDIT FUND
		MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022
Distributions from:
Ordinary income (inclusive of short-term capital gains)		$27,329,398	$29,545,421	$265,147

Total taxable distributions		$27,329,398	$29,545,421	$265,147

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,814,589	$2,358,251	$1,211,584,483	$4,488,711,334
Net long-term capital gains	—	—	—	1,033,756,885

Total taxable distributions	$2,814,589	$2,358,251	$1,211,584,483	$5,522,468,219

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2022	MARCH 31, 2021	MARCH 31, 2022	MARCH 31, 2021
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,534,325	$1,364,313	$135,350,036	$116,535,196
Net long-term capital gains	—	—	20,305,457	—

Total taxable distributions	$1,534,325	$1,364,313	$155,655,493	$116,535,196

Semi-Annual Report September 2022 / 360

Notes to Financial Statements (Continued)

Tax Cost

As of September 30, 2022, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

Tax Cost	$29,486,540	$10,808,172	$13,639,458	$319,562,562	$430,151,073	$627,800,085

Gross unrealized appreciation	101,641	3,261	46	741,546	470,694	1,899,600
Gross unrealized (depreciation)	(1,890,802)	(2,281,253)	(1,526,003)	(46,721,784)	(30,255,194)	(108,758,325)

Net unrealized appreciation (depreciation)	$(1,789,161)	$(2,277,992)	$(1,525,957)	$(45,980,238)	$(29,784,500)	$(106,858,725)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Tax Cost	$933,057,358	$11,703,417	$2,780,513,381	$3,338,651	$49,594,011	$86,074,036,082

Gross unrealized appreciation	1,010,805	10,653	3,327,091	28,553	153,261	69,094,954
Gross unrealized (depreciation)	(57,525,021)	(2,688,465)	(127,271,530)	(663,383)	(9,491,266)	(8,189,256,120)

Net unrealized appreciation (depreciation)	$(56,514,216)	$(2,677,812)	$(123,944,439)	$(634,830)	$(9,338,005)	$(8,120,161,166)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Tax Cost	$139,172,990	$4,189,739,892

Gross unrealized appreciation	163,257	17,207,749
Gross unrealized (depreciation)	(5,356,384)	(537,768,614)

Net unrealized appreciation (depreciation)	$(5,193,127)	$(520,560,865)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the Bank) for temporary borrowing purposes with an expiration date of October 6, 2023. The interest rate on borrowing is the higher of the federal funds rate or SOFR plus 0.10%, plus 1.25%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2022. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of September 30, 2022 are summarized in the following table:

		REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
SECURED BORROWINGS	COLLATERAL TYPE	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Total Return Bond Fund
Reverse repurchase agreements	U.S. Treasury Obligations	$1,970,000,000	$—	$—	$—	$1,970,000,000

13.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

361 / Semi-Annual Report September 2022

Notes to Financial Statements (Continued)

14.	NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are in effect for the Fund. There have been no impacts to date.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

Semi-Annual Report September 2022 / 362

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended effective February 1, 2022 for the purpose of amending the management fee provisions for each of the AlphaTrak 500 Fund and Strategic Income Fund. Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

At an in-person meeting on September 12, 2022, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2023 through February 5, 2024 with respect to each Fund. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees also met by videoconference in a working session on August 24, 2022 to hear presentations by representatives of the Adviser, to ask related questions, to review and discuss materials provided by the Adviser for their consideration, and to meet separately with their independent legal counsel. On September 12, 2022 they also met separately with their independent legal counsel to review and discuss the materials that had been requested on their behalf by their independent legal counsel and presented by the Adviser. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional information from the Adviser, which the Adviser provided and the Trustees considered.

Review process — The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2. Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; and the overall resources available to the Adviser in managing the Funds’ assets. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of

363 / Semi-Annual Report September 2022

numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2022. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis, in part because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall and evolving investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second (Class I)/second (Class M) quintile for the ten-year period, the third (Class I)/fourth (Class M) quintile for the five-year period, the third (Class I)/fourth (Class M) quintile for the three-year period and the fourth (Class I)/fourth (Class M) quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance of the Class M shares for certain time periods, including that the Fund outperformed its benchmark index over the 3-year period, and noted the lower volatility for this Fund compared to most of the funds in the peer group.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five- and three-year periods and the fourth quintile for the one-year period.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five- and three-year periods and the second quintile for the one-year period.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the fifth quintile for the one-year period.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the ten-year period, the first quintile for the five-year period, the second quintile for the three-year period and the fifth quintile for the one-year period.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period and three-year periods and the third quintile for the one-year period. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the ten-year period, the fourth quintile for the five- and three-year periods and the first quintile for the one-year period. The Board and the Independent Trustees took into account the Adviser’s discussions of the relative underperformance for certain time periods, including that the Fund is generally being managed with lower interest rate risk and credit risk as compared to the peer group funds. The Board also considered that the peer funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods. The Board and the Independent further noted the substantially lower volatility for this Fund compared to the funds in the peer group.

Semi-Annual Report September 2022 / 364

For the Flexible Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees also noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period and the third quintile for the five-, three- and one-year periods.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five- and three-year periods and the third quintile for the one-year period. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Investment Grade Credit Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the three- and one-year periods.

For the Corporate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the three-year period and the third quintile for the one-year period.

For the ESG Securitized Fund, the Board and the Independent Trustees noted that that the Fund’s performance was in the second quintile for the period since the Fund’s inception on September 30, 2021.

For the Opportunistic High Income Credit Fund, the Board and the Independent Trustees noted that that the Fund’s performance was in the second quintile for the period since the Fund’s inception on July 30, 2021.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Unconstrained Bond Fund and the AlphaTrak 500 Fund. The Board and the Independent Trustees noted the difference in the management fees of the Unconstrained Bond Fund and the AlphaTrak 500 Fund when compared to the medians of their respective peer groups, which the Board did not consider to be unreasonable, with the management fees for the Unconstrained Bond Fund and the AlphaTrak 500 Fund each approximately 5 basis points higher than those medians. The Board and the Independent Trustees further considered that the Adviser had proposed, and shareholders had approved, changing change the performance-based fee structure to a flat fee structure for each of the AlphaTrak 500 Fund and Strategic Income Fund, effective February 1, 2022.

In considering the Funds’ total operating expenses, the Board and the Independent Trustees observed that each Fund’s total expenses were below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund, for which total expenses were approximately 10 basis points above the median. The Board considered that the change in the management fee structure for the Strategic Income Fund had resulted in a narrower dispersion from the median as compared to the previous year. The Board and the Independent Trustees also considered the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

365 / Semi-Annual Report September 2022

5. The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel compensation costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its actual management fees and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal, compliance and cybersecurity programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past and current subsidies of the operating expenses of newer and smaller Funds and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees considered the risk borne by the Adviser that the Funds’ net assets and thus that the Adviser’s fees might decline and that smaller Funds might not grow to become profitable. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser. They noted that the principal underwriter for the Funds’ shares is affiliated with the Adviser but does not derive a profit from that role. The Board and the Independent Trustees concluded that any potential benefits received or to be derived by the Adviser from its relationships with the Funds are reasonably related to the services provided by the Adviser to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Semi-Annual Report September 2022 / 366

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Metropolitan West Asset Management, LLC

TCW Funds Inc.	TCW Direct Lending LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending VII LLC
Metropolitan West Funds	TCW Direct Lending VIII LLC
Sepulveda Management LLC

Effective May 2021

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

367 / Semi-Annual Report September 2022

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, and TCW Direct Lending VIII LLC

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	SEPULVEDA MANAGEMENT LLC

TCW FUNDS, INC.	TCW DIRECT LENDING LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VII LLC

METROPOLITAN WEST FUNDS	TCW DIRECT LENDING VIII LLC
Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2022 / 368

MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

David Lippman

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 11/2022

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	December 6, 2022

By (Signature and Title)*	/s/ Richard Villa
Richard Villa, Treasurer, Principal Financial Officer and Principal Accounting Officer
(principal financial officer)

Date	December 6, 2022

* Print the name and title of each signing officer under his or her signature.